REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET SMALL CAP
FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Small Cap Fund/VA, a series of Oppenheimer Variable
Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Small Cap Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

COMMON STOCKS--98.5%
---------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--16.4%
---------------------------------------------------------------------------------
AUTO COMPONENTS--1.0%
Aftermarket Technology Corp. 1                             2,400   $      38,640
---------------------------------------------------------------------------------
ArvinMeritor, Inc.                                        10,700         239,359
---------------------------------------------------------------------------------
Autoliv, Inc.                                              4,200         202,860
---------------------------------------------------------------------------------
Collins & Aikman Corp. 1                                   7,600          33,136
---------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                   5,200         112,060
---------------------------------------------------------------------------------
Dana Corp.                                                 5,100          88,383
---------------------------------------------------------------------------------
Drew Industries, Inc. 1                                    2,700          97,659
---------------------------------------------------------------------------------
Dura Automotive Systems, Inc. 1                              500           5,415
---------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. 1                              21,400         313,724
---------------------------------------------------------------------------------
Keystone Automotive Industries, Inc. 1                     1,100          25,575
---------------------------------------------------------------------------------
Midas, Inc. 1                                             11,900         238,000
---------------------------------------------------------------------------------
Modine Manufacturing Co.                                     200           6,754
---------------------------------------------------------------------------------
Shiloh Industries, Inc. 1                                  2,900          40,600
---------------------------------------------------------------------------------
Spartan Motors, Inc.                                       2,700          32,211
---------------------------------------------------------------------------------
Standard Motor Products, Inc.                              5,600          88,480
---------------------------------------------------------------------------------
Stoneridge, Inc. 1                                         1,900          28,747
---------------------------------------------------------------------------------
Tenneco Automotive, Inc. 1                                16,100         277,564
---------------------------------------------------------------------------------
Visteon Corp.                                             26,500         258,905
                                                                   --------------
                                                                       2,128,072

---------------------------------------------------------------------------------
AUTOMOBILES--0.3%
Monaco Coach Corp.                                         7,200         148,104
---------------------------------------------------------------------------------
Thor Industries, Inc.                                      2,600          96,330
---------------------------------------------------------------------------------
Winnebago Industries, Inc.                                 8,100         316,386
                                                                   --------------
                                                                         560,820

---------------------------------------------------------------------------------
DISTRIBUTORS--0.4%
Andersons, Inc. (The)                                        500          12,750
---------------------------------------------------------------------------------
BlueLinx Holdings, Inc. 1                                 14,000         202,580
---------------------------------------------------------------------------------
Handleman Co.                                             12,000         257,760
---------------------------------------------------------------------------------
WESCO International, Inc. 1                                9,200         272,688
                                                                   --------------
                                                                         745,778

---------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.0%
AFC Enterprises, Inc. 1                                      600          14,226
---------------------------------------------------------------------------------
Ambassadors Group, Inc.                                    4,100         146,001
---------------------------------------------------------------------------------
Ameristar Casinos, Inc.                                    6,300         271,593
---------------------------------------------------------------------------------
Applebee's International, Inc.                             1,450          38,353
---------------------------------------------------------------------------------
Argosy Gaming Co. 1                                        4,700         219,490
---------------------------------------------------------------------------------
Aztar Corp. 1                                              4,400         153,648
---------------------------------------------------------------------------------
Bally Total Fitness Holding Corp. 1                        2,800          11,872
---------------------------------------------------------------------------------
BJ's Restaurants, Inc. 1                                   2,200          30,800
---------------------------------------------------------------------------------
Bluegreen Corp. 1                                         13,900         275,637
---------------------------------------------------------------------------------
Caesars Entertainment, Inc. 1                              5,200         104,728
---------------------------------------------------------------------------------
California Pizza Kitchen, Inc. 1                           9,100         209,300

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE Continued
CBRL Group, Inc.                                           3,900   $     163,215
---------------------------------------------------------------------------------
CEC Entertainment, Inc. 1                                 13,950         557,582
---------------------------------------------------------------------------------
Checkers Drive-In Restaurants, Inc. 1                      2,200          29,480
---------------------------------------------------------------------------------
Choice Hotels International, Inc.                          3,200         185,600
---------------------------------------------------------------------------------
Ctrip.com International Ltd., ADR 1                        2,800         128,856
---------------------------------------------------------------------------------
Dave & Buster's, Inc. 1                                   10,900         220,180
---------------------------------------------------------------------------------
Domino's Pizza, Inc.                                       5,300          94,340
---------------------------------------------------------------------------------
Dover Downs Gaming & Entertainment, Inc.                   3,500          45,850
---------------------------------------------------------------------------------
Frisch's Restaurants, Inc.                                   100           2,383
---------------------------------------------------------------------------------
Gaylord Entertainment Co., Cl. A 1                         6,100         253,333
---------------------------------------------------------------------------------
Great Wolf Resorts, Inc. 1                                10,100         225,634
---------------------------------------------------------------------------------
Isle of Capri Casinos, Inc. 1                             14,400         369,360
---------------------------------------------------------------------------------
Jack in the Box, Inc. 1                                   13,800         508,806
---------------------------------------------------------------------------------
La Quinta Corp. 1                                         38,000         345,420
---------------------------------------------------------------------------------
Landry's Restaurants, Inc.                                 2,100          61,026
---------------------------------------------------------------------------------
Lone Star Steakhouse & Saloon, Inc.                        2,400          67,200
---------------------------------------------------------------------------------
Monarch Casino & Resort, Inc. 1                            3,400         137,870
---------------------------------------------------------------------------------
Navigant International, Inc. 1                             4,900          59,633
---------------------------------------------------------------------------------
O'Charley's, Inc. 1                                          800          15,640
---------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                     800          36,624
---------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc. 1                          2,500         140,875
---------------------------------------------------------------------------------
Papa John's International, Inc. 1                          4,600         158,424
---------------------------------------------------------------------------------
Pinnacle Entertainment, Inc. 1                             6,500         128,570
---------------------------------------------------------------------------------
Rare Hospitality International, Inc. 1                     2,450          78,057
---------------------------------------------------------------------------------
Red Robin Gourmet Burgers, Inc. 1                            800          42,776
---------------------------------------------------------------------------------
Ryan's Restaurant Group, Inc. 1                            3,200          49,344
---------------------------------------------------------------------------------
Scientific Games Corp., Cl. A 1                            2,000          47,680
---------------------------------------------------------------------------------
Six Flags, Inc. 1                                         40,600         218,022
---------------------------------------------------------------------------------
Sonic Corp. 1                                              7,050         215,025
---------------------------------------------------------------------------------
Speedway Motorsports, Inc.                                 1,200          47,016
---------------------------------------------------------------------------------
Steak n Shake Co. (The) 1                                  5,500         110,440
---------------------------------------------------------------------------------
The9 Ltd., ADR 1                                           4,100          96,842
---------------------------------------------------------------------------------
Vail Resorts, Inc. 1                                       3,900          87,438
                                                                   --------------
                                                                       6,404,189

---------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.2%
American Greetings Corp., Cl. A                           19,600         496,860
---------------------------------------------------------------------------------
Avatar Holdings, Inc. 1                                      300          14,430
---------------------------------------------------------------------------------
Bassett Furniture Industries, Inc.                           900          17,663
---------------------------------------------------------------------------------
Beazer Homes USA, Inc.                                     1,600         233,936
---------------------------------------------------------------------------------
Black & Decker Corp.                                       2,300         203,159
---------------------------------------------------------------------------------
Blount International, Inc. 1                              11,700         203,814
---------------------------------------------------------------------------------
Brookfield Homes Corp.                                     1,700          57,630
---------------------------------------------------------------------------------
Champion Enterprises, Inc. 1                               3,100          36,642
---------------------------------------------------------------------------------
Chromcraft Revington, Inc. 1                                 600           7,380

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

HOUSEHOLD DURABLES Continued
Comstock Homebuilding Cos., Inc., Cl. A 1                  6,000   $     130,620
---------------------------------------------------------------------------------
CSS Industries, Inc.                                       4,100         130,216
---------------------------------------------------------------------------------
Enesco Group, Inc. 1                                         200           1,616
---------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                6,700         268,134
---------------------------------------------------------------------------------
Furniture Brands International, Inc.                      15,600         390,780
---------------------------------------------------------------------------------
Interface, Inc., Cl. A 1                                   3,000          29,910
---------------------------------------------------------------------------------
KB Home                                                      600          62,640
---------------------------------------------------------------------------------
Kimball International, Inc., Cl. B                         3,700          54,797
---------------------------------------------------------------------------------
La-Z-Boy, Inc.                                             3,500          53,795
---------------------------------------------------------------------------------
Leggett & Platt, Inc.                                      3,100          88,133
---------------------------------------------------------------------------------
Levitt Corp., Cl. A                                        1,800          55,026
---------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                        580          50,135
---------------------------------------------------------------------------------
Maytag Corp.                                               2,400          50,640
---------------------------------------------------------------------------------
Meritage Homes Corp. 1                                     3,500         394,450
---------------------------------------------------------------------------------
Mestek, Inc. 1                                               700          12,670
---------------------------------------------------------------------------------
Movado Group, Inc.                                           600          11,190
---------------------------------------------------------------------------------
National Presto Industries, Inc.                             300          13,650
---------------------------------------------------------------------------------
Ryland Group, Inc. (The)                                   3,100         178,374
---------------------------------------------------------------------------------
Snap-On, Inc.                                              4,400         151,184
---------------------------------------------------------------------------------
Standard Pacific Corp.                                     1,800         115,452
---------------------------------------------------------------------------------
Stanley Furniture Co., Inc.                                3,600         161,820
---------------------------------------------------------------------------------
Stanley Works (The)                                        3,700         181,263
---------------------------------------------------------------------------------
Technical Olympic USA, Inc.                                6,600         167,508
---------------------------------------------------------------------------------
Tupperware Corp.                                          12,300         254,856
---------------------------------------------------------------------------------
Universal Electronics, Inc. 1                              5,000          88,000
---------------------------------------------------------------------------------
Whirlpool Corp.                                            1,400          96,894
---------------------------------------------------------------------------------
Yankee Candle, Inc. (The) 1                                6,100         202,398
                                                                   --------------
                                                                       4,667,665

---------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.3%
1-800-FLOWERS.com, Inc. 1                                  2,500          21,025
---------------------------------------------------------------------------------
Audible, Inc. 1                                            5,600         145,880
---------------------------------------------------------------------------------
GSI Commerce, Inc. 1                                       3,100          55,118
---------------------------------------------------------------------------------
Insight Enterprises, Inc. 1                               13,100         268,812
---------------------------------------------------------------------------------
J. Jill Group, Inc. 1                                      4,000          59,560
---------------------------------------------------------------------------------
Provide Commerce, Inc. 1                                   1,800          66,870
---------------------------------------------------------------------------------
ValueVision Media, Inc., Cl. A 1                           8,300         115,453
                                                                   --------------
                                                                         732,718

---------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--1.1%
Action Performance Cos., Inc.                             10,300         113,197
---------------------------------------------------------------------------------
Arctic Cat, Inc.                                           2,600          68,952
---------------------------------------------------------------------------------
Callaway Golf Co.                                          8,400         113,400
---------------------------------------------------------------------------------
Hasbro, Inc.                                               6,300         122,094
---------------------------------------------------------------------------------
JAKKS Pacific, Inc. 1                                      5,500         121,605
---------------------------------------------------------------------------------
Marine Products Corp.                                      1,000          26,110

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS Continued
MarineMax, Inc. 1                                          1,800   $      53,568
---------------------------------------------------------------------------------
Marvel Enterprises, Inc. 1                                16,400         335,872
---------------------------------------------------------------------------------
Nautilus Group, Inc. (The)                                22,100         534,157
---------------------------------------------------------------------------------
Oakley, Inc.                                                 500           6,375
---------------------------------------------------------------------------------
Polaris Industries, Inc.                                   1,900         129,238
---------------------------------------------------------------------------------
RC2 Corp. 1                                                7,700         251,020
---------------------------------------------------------------------------------
SCP Pool Corp.                                            11,012         351,283
---------------------------------------------------------------------------------
Steinway Musical Instruments, Inc. 1                       4,600         133,124
                                                                   --------------
                                                                       2,359,995

---------------------------------------------------------------------------------
MEDIA--1.5%
4Kids Entertainment, Inc. 1                                5,900         124,018
---------------------------------------------------------------------------------
Advo, Inc.                                                 1,850          65,953
---------------------------------------------------------------------------------
Beasley Broadcast Group, Inc., Cl. A 1                       100           1,753
---------------------------------------------------------------------------------
Carmike Cinemas, Inc.                                        800          29,200
---------------------------------------------------------------------------------
Catalina Marketing Corp.                                  14,000         414,820
---------------------------------------------------------------------------------
Charter Communications, Inc., Cl. A 1                     47,800         107,072
---------------------------------------------------------------------------------
Entravision Communications Corp. 1                         5,400          45,090
---------------------------------------------------------------------------------
Gemstar-TV Guide International, Inc. 1                    10,600          62,752
---------------------------------------------------------------------------------
Getty Images, Inc. 1                                       1,900         130,815
---------------------------------------------------------------------------------
Gray Television, Inc.                                      2,100          32,550
---------------------------------------------------------------------------------
Harte-Hanks, Inc.                                          1,100          28,578
---------------------------------------------------------------------------------
Hearst-Argyle Television, Inc.                             1,400          36,932
---------------------------------------------------------------------------------
Hollinger International, Inc.                              1,600          25,088
---------------------------------------------------------------------------------
Insight Communications Co., Inc. 1                         4,700          43,569
---------------------------------------------------------------------------------
Lakes Gaming, Inc. 1                                       3,100          50,499
---------------------------------------------------------------------------------
Lin TV Corp. 1                                             3,200          61,120
---------------------------------------------------------------------------------
Martha Stewart Living Omnimedia,
Inc., Cl. A 1                                              7,300         211,846
---------------------------------------------------------------------------------
Media General, Inc., Cl. A                                   400          25,924
---------------------------------------------------------------------------------
Mediacom Communications Corp. 1                           28,500         178,125
---------------------------------------------------------------------------------
Meredith Corp.                                             1,800          97,560
---------------------------------------------------------------------------------
New Frontier Media, Inc. 1                                   700           5,543
---------------------------------------------------------------------------------
Playboy Enterprises, Inc., Cl. B 1                         2,500          30,725
---------------------------------------------------------------------------------
PRIMEDIA, Inc. 1                                           4,100          15,580
---------------------------------------------------------------------------------
ProQuest Co. 1                                               800          23,760
---------------------------------------------------------------------------------
Pulitzer, Inc.                                               100           6,485
---------------------------------------------------------------------------------
R.H. Donnelley Corp. 1                                     3,700         218,485
---------------------------------------------------------------------------------
Radio One, Inc., Cl. D 1                                   3,600          58,032
---------------------------------------------------------------------------------
Readers Digest Assn., Inc. (The), Cl. A, Non-Vtg          14,500         201,695
---------------------------------------------------------------------------------
Salem Communications Corp., Cl. A 1                        7,500         187,125
---------------------------------------------------------------------------------
Thomas Nelson, Inc.                                        5,200         117,520
---------------------------------------------------------------------------------
TiVo, Inc. 1                                              12,200          71,614
---------------------------------------------------------------------------------
Westwood One, Inc. 1                                       3,900         105,027
---------------------------------------------------------------------------------
Wiley (John) & Sons, Inc., Cl. A                           2,400          83,616

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

MEDIA Continued
World Wrestling Federation Entertainment, Inc.            12,600   $     152,838
---------------------------------------------------------------------------------
WPT Enterprises, Inc. 1                                    1,500          25,500
                                                                   --------------
                                                                       3,076,809

---------------------------------------------------------------------------------
MULTILINE RETAIL--0.5%
Big Lots, Inc. 1                                           4,200          50,946
---------------------------------------------------------------------------------
Dillard's, Inc., Cl. A                                     9,700         260,639
---------------------------------------------------------------------------------
Shopko Stores, Inc. 1                                     11,700         218,556
---------------------------------------------------------------------------------
Stage Stores, Inc. 1                                       6,500         269,880
---------------------------------------------------------------------------------
Stein Mart, Inc. 1                                        20,900         356,554
                                                                   --------------
                                                                       1,156,575

---------------------------------------------------------------------------------
SPECIALTY RETAIL--5.0%
A.C. Moore Arts & Crafts, Inc. 1                           1,100          31,691
---------------------------------------------------------------------------------
Aaron Rents, Inc.                                          8,400         210,000
---------------------------------------------------------------------------------
Abercrombie & Fitch Co., Cl. A                             4,500         211,275
---------------------------------------------------------------------------------
Aeropostale, Inc. 1                                       12,550         369,347
---------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                            3,900         183,690
---------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1                                   2,950          63,514
---------------------------------------------------------------------------------
AutoNation, Inc. 1                                         2,300          44,183
---------------------------------------------------------------------------------
Barnes & Noble, Inc. 1                                     8,800         283,976
---------------------------------------------------------------------------------
bebe stores, inc                                           4,575         123,434
---------------------------------------------------------------------------------
Big 5 Sporting Goods Corp.                                 8,100         236,034
---------------------------------------------------------------------------------
Blair Corp.                                                3,000         106,980
---------------------------------------------------------------------------------
Borders Group, Inc.                                       12,500         317,500
---------------------------------------------------------------------------------
Brookstone, Inc. 1                                         7,675         150,046
---------------------------------------------------------------------------------
Buckle, Inc. (The)                                         2,600          76,700
---------------------------------------------------------------------------------
Build-A-Bear-Workshop, Inc. 1                              2,700          94,905
---------------------------------------------------------------------------------
Building Materials Holding Corp.                           8,200         313,978
---------------------------------------------------------------------------------
Burlington Coat Factory Warehouse Corp.                    5,500         124,850
---------------------------------------------------------------------------------
Casual Male Retail Group, Inc. 1                           3,400          18,530
---------------------------------------------------------------------------------
Cato Corp., Cl. A                                          8,700         250,734
---------------------------------------------------------------------------------
Charlotte Russe Holding, Inc. 1                            6,700          67,670
---------------------------------------------------------------------------------
Charming Shoppes, Inc. 1                                  55,900         523,783
---------------------------------------------------------------------------------
Children's Place Retail Stores, Inc. 1                     7,000         259,210
---------------------------------------------------------------------------------
Christopher & Banks Corp.                                  3,500          64,575
---------------------------------------------------------------------------------
Circuit City Stores, Inc./
Circuit City Group                                        12,300         192,372
---------------------------------------------------------------------------------
Claire's Stores, Inc.                                     11,800         250,750
---------------------------------------------------------------------------------
CSK Auto Corp. 1                                           6,000         100,440
---------------------------------------------------------------------------------
Deb Shops, Inc.                                              200           5,008
---------------------------------------------------------------------------------
Dress Barn, Inc. (The) 1                                  12,200         214,720
---------------------------------------------------------------------------------
Electronics Boutique Holdings Corp. 1                      9,300         399,342
---------------------------------------------------------------------------------
Finish Line, Inc. (The), Cl. A                            13,600         248,880
---------------------------------------------------------------------------------
Finlay Enterprises, Inc. 1                                 1,300          25,727

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

SPECIALTY RETAIL Continued
GameStop Corp. 1                                          15,100   $     337,636
---------------------------------------------------------------------------------
GameStop Corp., Cl. B 1                                      467          10,465
---------------------------------------------------------------------------------
Genesco, Inc. 1                                            3,000          93,420
---------------------------------------------------------------------------------
Goody's Family Clothing, Inc.                             12,300         112,422
---------------------------------------------------------------------------------
Guess?, Inc. 1                                            18,000         225,900
---------------------------------------------------------------------------------
Haverty Furniture Cos., Inc.                               4,900          90,650
---------------------------------------------------------------------------------
Hibbett Sporting Goods, Inc. 1                             9,225         245,477
---------------------------------------------------------------------------------
Hollywood Entertainment Corp. 1                            3,800          49,742
---------------------------------------------------------------------------------
Hot Topic, Inc. 1                                          2,100          36,099
---------------------------------------------------------------------------------
Jo-Ann Stores, Inc. 1                                      1,900          52,326
---------------------------------------------------------------------------------
Jos. A. Banks Clothiers, Inc. 1                            1,625          45,988
---------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The) 1                              9,800         313,208
---------------------------------------------------------------------------------
Michaels Stores, Inc.                                      6,700         200,799
---------------------------------------------------------------------------------
Movie Gallery, Inc.                                        6,500         123,955
---------------------------------------------------------------------------------
NetFlix.com, Inc. 1                                          600           7,398
---------------------------------------------------------------------------------
Office Depot, Inc. 1                                      12,300         213,528
---------------------------------------------------------------------------------
Pacific Sunwear of California, Inc. 1                     17,875         397,898
---------------------------------------------------------------------------------
Pantry, Inc. (The) 1                                       4,900         147,441
---------------------------------------------------------------------------------
Party City Corp. 1                                           600           7,758
---------------------------------------------------------------------------------
Payless ShoeSource, Inc. 1                                15,700         193,110
---------------------------------------------------------------------------------
Petco Animal Supplies, Inc. 1                              2,700         106,596
---------------------------------------------------------------------------------
PETsMART, Inc.                                             2,400          85,272
---------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                       4,800          94,560
---------------------------------------------------------------------------------
Regis Corp.                                                2,700         124,605
---------------------------------------------------------------------------------
Rent-A-Center, Inc. 1                                      2,400          63,600
---------------------------------------------------------------------------------
Rent-Way, Inc. 1                                           1,200           9,612
---------------------------------------------------------------------------------
Restoration Hardware, Inc. 1                              17,000          97,580
---------------------------------------------------------------------------------
Sonic Automotive, Inc.                                     2,000          49,600
---------------------------------------------------------------------------------
Steiner Leisure Ltd. 1                                     2,800          83,664
---------------------------------------------------------------------------------
Syms Corp. 1                                                 600           7,290
---------------------------------------------------------------------------------
Talbots, Inc. (The)                                        4,200         114,366
---------------------------------------------------------------------------------
Too, Inc. 1                                               10,000         244,600
---------------------------------------------------------------------------------
Toys R Us, Inc. 1                                          9,600         196,512
---------------------------------------------------------------------------------
Trans World Entertainment Corp. 1                         14,200         177,074
---------------------------------------------------------------------------------
Tuesday Morning Corp. 1                                    1,700          52,071
---------------------------------------------------------------------------------
Tweeter Home Entertainment Group, Inc. 1                   3,100          21,235
---------------------------------------------------------------------------------
United Auto Group, Inc.                                    4,100         121,319
---------------------------------------------------------------------------------
Zale Corp. 1                                              19,100         570,517
                                                                   --------------
                                                                      10,689,137

---------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.1%
Brown Shoe Co., Inc.                                         200           5,966
---------------------------------------------------------------------------------
Cherokee, Inc.                                               900          31,752
---------------------------------------------------------------------------------
Deckers Outdoor Corp. 1                                    2,800         131,572
---------------------------------------------------------------------------------
Hartmarx Corp. 1                                          15,000         116,550

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS Continued
Jones Apparel Group, Inc.                                  3,700   $     135,309
---------------------------------------------------------------------------------
K-Swiss, Inc., Cl. A                                      10,700         311,584
---------------------------------------------------------------------------------
Kellwood Co.                                               5,900         203,550
---------------------------------------------------------------------------------
Kenneth Cole Productions, Inc., Cl. A                      1,000          30,860
---------------------------------------------------------------------------------
Phillips/Van Heusen Corp.                                  5,100         137,700
---------------------------------------------------------------------------------
Russell Corp.                                              1,900          37,012
---------------------------------------------------------------------------------
Skechers U.S.A., Inc., Cl. A 1                            13,900         180,144
---------------------------------------------------------------------------------
Timberland Co., Cl. A 1                                    4,400         275,748
---------------------------------------------------------------------------------
Tommy Hilfiger Corp. 1                                     7,500          84,600
---------------------------------------------------------------------------------
Warnaco Group, Inc. (The) 1                                3,900          84,240
---------------------------------------------------------------------------------
Wolverine World Wide, Inc.                                16,700         524,714
                                                                   --------------
                                                                       2,291,301

---------------------------------------------------------------------------------
CONSUMER STAPLES--3.5%
---------------------------------------------------------------------------------
BEVERAGES--0.2%
Adolph Coors Co., Cl. B                                      100           7,567
---------------------------------------------------------------------------------
Boston Beer Co., Inc., Cl. A 1                             5,200         110,604
---------------------------------------------------------------------------------
Hansen Natural Corp. 1                                     3,700         134,717
---------------------------------------------------------------------------------
National Beverage Corp.                                    1,400          11,648
---------------------------------------------------------------------------------
PepsiAmericas, Inc.                                        5,800         123,192
                                                                   --------------
                                                                         387,728

---------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.1%
7-Eleven, Inc. 1                                          12,900         308,955
---------------------------------------------------------------------------------
Arden Group, Inc., Cl. A                                     800          80,380
---------------------------------------------------------------------------------
BJ's Wholesale Club, Inc. 1                               11,300         329,169
---------------------------------------------------------------------------------
Casey's General Stores, Inc.                               3,500          63,525
---------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The) 1             6,200          63,550
---------------------------------------------------------------------------------
Ingles Markets, Inc., Cl. A                                  700           8,673
---------------------------------------------------------------------------------
Longs Drug Stores, Inc.                                   11,600         319,812
---------------------------------------------------------------------------------
Nash Finch Co.                                             7,500         283,200
---------------------------------------------------------------------------------
Rite Aid Corp. 1                                          43,400         158,844
---------------------------------------------------------------------------------
Ruddick Corp.                                             12,700         275,463
---------------------------------------------------------------------------------
Smart & Final, Inc. 1                                      3,900          56,121
---------------------------------------------------------------------------------
SUPERVALU, Inc.                                            4,800         165,696
---------------------------------------------------------------------------------
Weis Markets, Inc.                                         2,900         111,853
---------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.                                   37,700         171,535
                                                                   --------------
                                                                       2,396,776

---------------------------------------------------------------------------------
FOOD PRODUCTS--1.1%
Alico, Inc. 1                                                100           5,852
---------------------------------------------------------------------------------
Cal-Maine Foods, Inc.                                     13,000         157,170
---------------------------------------------------------------------------------
Chiquita Brands International, Inc. 1                      7,300         161,038
---------------------------------------------------------------------------------
Corn Products International, Inc.                          9,500         508,820
---------------------------------------------------------------------------------
Darling International, Inc. 1                             38,200         166,552
---------------------------------------------------------------------------------
Del Monte Foods Co. 1                                      7,100          78,242

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

FOOD PRODUCTS Continued
Farmer Brothers Co.                                          100   $       2,424
---------------------------------------------------------------------------------
Flowers Foods, Inc.                                        8,000         252,640
---------------------------------------------------------------------------------
J&J Snack Foods Corp. 1                                    2,100         102,963
---------------------------------------------------------------------------------
Lancaster Colony Corp.                                     4,000         171,480
---------------------------------------------------------------------------------
Lance, Inc.                                                8,600         163,658
---------------------------------------------------------------------------------
M&F Worldwide Corp. 1                                      2,300          31,326
---------------------------------------------------------------------------------
Omega Protein Corp. 1                                      4,800          41,280
---------------------------------------------------------------------------------
Pilgrim's Pride Corp., Cl. B                               4,900         150,332
---------------------------------------------------------------------------------
Sanderson Farms, Inc.                                      6,350         274,828
---------------------------------------------------------------------------------
Smithfield Foods, Inc. 1                                   1,300          38,467
                                                                   --------------
                                                                       2,307,072

---------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.6%
Chattem, Inc. 1                                            4,900         162,190
---------------------------------------------------------------------------------
Energizer Holdings, Inc. 1                                 3,500         173,915
---------------------------------------------------------------------------------
Nu Skin Asia Pacific, Inc., Cl. A                         16,400         416,232
---------------------------------------------------------------------------------
Rayovac Corp. 1                                           15,500         473,680
                                                                   --------------
                                                                       1,226,017

---------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.4%
Del Laboratories, Inc. 1                                   2,538          88,196
---------------------------------------------------------------------------------
Elizabeth Arden, Inc. 1                                    9,800         232,652
---------------------------------------------------------------------------------
Inter Parfums, Inc.                                        1,200          19,080
---------------------------------------------------------------------------------
Mannatech, Inc.                                           15,200         289,408
---------------------------------------------------------------------------------
Nature's Sunshine Products, Inc.                           7,900         160,844
---------------------------------------------------------------------------------
NBTY, Inc. 1                                               6,500         156,065
                                                                   --------------
                                                                         946,245

---------------------------------------------------------------------------------
TOBACCO--0.1%
Star Scientific, Inc. 1                                   20,100         102,209
---------------------------------------------------------------------------------
Vector Group Ltd.                                          2,200          36,586
                                                                   --------------
                                                                         138,795

---------------------------------------------------------------------------------
ENERGY--7.2%
---------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.1%
Atwood Oceanics, Inc. 1                                    5,700         296,970
---------------------------------------------------------------------------------
Cal Dive International, Inc. 1                            14,700         599,025
---------------------------------------------------------------------------------
Carbo Ceramics, Inc.                                       2,300         158,700
---------------------------------------------------------------------------------
CHC Helicopter Corp., Cl. A                                  700          29,819
---------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                            6,500         260,325
---------------------------------------------------------------------------------
Dril-Quip, Inc. 1                                            800          19,408
---------------------------------------------------------------------------------
Ensign Resource Service Group, Inc.                       14,000         293,169
---------------------------------------------------------------------------------
Grant Prideco, Inc. 1                                     10,900         218,545
---------------------------------------------------------------------------------
Gulf Island Fabrication, Inc.                              5,800         126,614
---------------------------------------------------------------------------------
Hydril Co. 1                                               4,100         186,591
---------------------------------------------------------------------------------
Key Energy Services, Inc. 1                                4,700          55,460
---------------------------------------------------------------------------------
Lone Star Technologies, Inc. 1                             6,300         210,798

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES Continued
Maverick Tube Corp. 1                                      9,300   $     281,790
---------------------------------------------------------------------------------
NS Group, Inc. 1                                          11,100         308,580
---------------------------------------------------------------------------------
Oceaneering International, Inc. 1                          1,500          55,980
---------------------------------------------------------------------------------
Offshore Logistics, Inc. 1                                 3,700         120,139
---------------------------------------------------------------------------------
Oil States International, Inc. 1                          14,200         273,918
---------------------------------------------------------------------------------
Pioneer Drilling Co. 1                                     5,800          58,522
---------------------------------------------------------------------------------
Precision Drilling Corp. 1                                 1,500          94,546
---------------------------------------------------------------------------------
Pride International, Inc. 1                                5,100         104,754
---------------------------------------------------------------------------------
RPC, Inc.                                                  2,800          70,336
---------------------------------------------------------------------------------
Superior Energy Services, Inc. 1                             100           1,541
---------------------------------------------------------------------------------
Technicoil Corp. 1                                         7,100          15,505
---------------------------------------------------------------------------------
Tetra Technologies, Inc. 1                                 1,000          28,300
---------------------------------------------------------------------------------
Todco, Cl. A 1                                             2,500          46,050
---------------------------------------------------------------------------------
Total Energy Services Ltd. 1                              16,300          92,917
---------------------------------------------------------------------------------
Trican Well Service Ltd. 1                                 4,100         227,559
---------------------------------------------------------------------------------
Universal Compression Holdings, Inc. 1                     7,100         247,861
---------------------------------------------------------------------------------
Veritas DGC, Inc. 1                                        3,300          73,953
                                                                   --------------
                                                                       4,557,675

---------------------------------------------------------------------------------
OIL & GAS--5.1%
Ashland, Inc.                                              1,900         110,922
---------------------------------------------------------------------------------
Atlas Energy Ltd. 1                                       37,300         105,847
---------------------------------------------------------------------------------
ATP Oil & Gas Corp. 1                                      1,200          22,296
---------------------------------------------------------------------------------
Berry Petroleum Co., Cl. A                                 3,200         152,640
---------------------------------------------------------------------------------
Bill Barrett Corp. 1                                       7,000         223,930
---------------------------------------------------------------------------------
Blizzard Energy, Inc. 1                                   86,400         187,489
---------------------------------------------------------------------------------
Cabot Oil & Gas Corp., Cl. A                               5,800         256,650
---------------------------------------------------------------------------------
Callon Petroleum Co. 1                                     8,200         118,572
---------------------------------------------------------------------------------
Canadian Superior Energy, Inc. 1                          21,700          34,593
---------------------------------------------------------------------------------
Cimarex Energy Co. 1                                      14,290         541,591
---------------------------------------------------------------------------------
Clear Energy, Inc. 1                                       9,133          41,162
---------------------------------------------------------------------------------
Comstock Resources, Inc. 1                                 8,600         189,630
---------------------------------------------------------------------------------
Crew Energy, Inc. 1                                        5,666          39,487
---------------------------------------------------------------------------------
Cyries Energy, Inc. 1                                      1,940          12,613
---------------------------------------------------------------------------------
Daylight Energy Trust 1                                   32,900         263,606
---------------------------------------------------------------------------------
Denbury Resources, Inc. 1                                 11,500         315,675
---------------------------------------------------------------------------------
Duvernay Oil Corp. 1                                       4,500          73,163
---------------------------------------------------------------------------------
Edge Petroleum Corp. 1                                     1,100          16,038
---------------------------------------------------------------------------------
Encore Acquisition Co. 1                                   1,200          41,892
---------------------------------------------------------------------------------
Energy Partners Ltd. 1                                    19,000         385,130
---------------------------------------------------------------------------------
Esprit Energy Trust, Cl. A                                   950           9,753
---------------------------------------------------------------------------------
Fairborne Energy Ltd. 1,2                                  5,500          55,314
---------------------------------------------------------------------------------
Find Energy Ltd. 1                                         7,400          25,261
---------------------------------------------------------------------------------
Find Energy Ltd. 1                                        28,100          95,922
---------------------------------------------------------------------------------
Forest Oil Corp. 1                                         5,900         187,148
---------------------------------------------------------------------------------
Frontier Oil Corp.                                        16,700         445,222

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

OIL & GAS Continued
General Maritime Corp. 1                                   3,300   $     131,835
---------------------------------------------------------------------------------
Giant Industries, Inc. 1                                   3,200          84,832
---------------------------------------------------------------------------------
Harvest Natural Resources, Inc. 1                         14,600         252,142
---------------------------------------------------------------------------------
Holly Corp.                                                3,900         108,693
---------------------------------------------------------------------------------
Houston Exploration Co. 1                                  4,000         225,240
---------------------------------------------------------------------------------
KCS Energy, Inc. 1                                         9,000         133,020
---------------------------------------------------------------------------------
Ketch Resources Ltd. 1                                     4,900          69,115
---------------------------------------------------------------------------------
Lightning Energy Ltd. 1                                    1,100           3,975
---------------------------------------------------------------------------------
Lightning Energy Ltd. 1,3                                 14,400          49,293
---------------------------------------------------------------------------------
Magnum Hunter Resources, Inc. 1                           33,500         432,150
---------------------------------------------------------------------------------
Maritrans, Inc.                                            3,400          61,778
---------------------------------------------------------------------------------
Meridian Resource Corp. (The) 1                           13,200          79,860
---------------------------------------------------------------------------------
Midnight Oil Exploration Ltd. 1                           16,450          46,680
---------------------------------------------------------------------------------
Mission Resources Corp. 1                                  6,400          37,376
---------------------------------------------------------------------------------
Noble Energy, Inc.                                         1,700         104,822
---------------------------------------------------------------------------------
OMI Corp.                                                  8,600         144,910
---------------------------------------------------------------------------------
OPTI Canada, Inc. 1                                        3,500          56,758
---------------------------------------------------------------------------------
Overseas Shipholding Group, Inc.                           1,200          66,240
---------------------------------------------------------------------------------
Paramount Resources Ltd. 1                                18,800         422,084
---------------------------------------------------------------------------------
Patina Oil & Gas Corp.                                     4,700         176,250
---------------------------------------------------------------------------------
Penn Virginia Corp.                                        6,400         259,648
---------------------------------------------------------------------------------
Petroleum Development Corp. 1                              6,300         242,991
---------------------------------------------------------------------------------
Plains Exploration & Production Co. 1                     10,942         284,492
---------------------------------------------------------------------------------
ProEx Energy Ltd. 1                                        1,940          13,763
---------------------------------------------------------------------------------
ProspEx Resources Ltd. 1                                   2,120           5,839
---------------------------------------------------------------------------------
ProspEx Resources Ltd. 1,3                                 3,800           9,605
---------------------------------------------------------------------------------
Range Resources Corp.                                      6,200         126,852
---------------------------------------------------------------------------------
Real Resources, Inc. 1                                    11,900         117,595
---------------------------------------------------------------------------------
Remington Oil & Gas Corp. 1                                9,300         253,425
---------------------------------------------------------------------------------
Resource America, Inc., Cl. A                              2,900          94,250
---------------------------------------------------------------------------------
Southwestern Energy Co. 1                                  1,100          55,759
---------------------------------------------------------------------------------
St. Mary Land & Exploration Co.                            6,600         275,484
---------------------------------------------------------------------------------
StarPoint Energy Ltd. 1                                   49,800         220,290
---------------------------------------------------------------------------------
Stelmar Shipping Ltd.                                      3,600         171,756
---------------------------------------------------------------------------------
Stone Energy Corp. 1                                       1,100          49,599
---------------------------------------------------------------------------------
Sunoco, Inc.                                               2,800         228,788
---------------------------------------------------------------------------------
Swift Energy Co. 1                                         7,900         228,626
---------------------------------------------------------------------------------
Tesoro Corp. 1                                            12,700         404,622
---------------------------------------------------------------------------------
Thunder Energy, Inc. 1                                    18,666         116,843
---------------------------------------------------------------------------------
TKE Energy Trust 1                                        14,000         111,706
---------------------------------------------------------------------------------
Tusk Energy Corp. 1                                       20,700          50,966
---------------------------------------------------------------------------------
Tusk Energy Corp. 1,3                                     21,300          49,671
---------------------------------------------------------------------------------
VAALCO Energy, Inc. 1                                      5,000          19,400
---------------------------------------------------------------------------------
Vintage Petroleum, Inc.                                   19,000         431,110
---------------------------------------------------------------------------------
Whiting Petroleum Corp. 1                                  4,900         148,225

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

OIL & GAS Continued
World Fuel Services Corp.                                  3,000   $     149,400
                                                                   --------------
                                                                      10,759,304

---------------------------------------------------------------------------------
FINANCIALS--12.1%
---------------------------------------------------------------------------------
CAPITAL MARKETS--0.3%
Harris & Harris Group, Inc. 1                              3,800          62,244
---------------------------------------------------------------------------------
National Financial Partners Corp.                         10,700         415,160
---------------------------------------------------------------------------------
SWS Group, Inc.                                            8,900         195,088
                                                                   --------------
                                                                         672,492

---------------------------------------------------------------------------------
COMMERCIAL BANKS--4.4%
Alliance Financial Corp.                                     600          18,300
---------------------------------------------------------------------------------
AmericanWest Bancorporation                                2,910          58,928
---------------------------------------------------------------------------------
Anchor BanCorp Wisconsin, Inc.                             3,900         113,685
---------------------------------------------------------------------------------
Arrow Financial Corp.                                         62           1,922
---------------------------------------------------------------------------------
Associated Banc-Corp                                       4,113         136,593
---------------------------------------------------------------------------------
Astoria Financial Corp.                                    1,700          67,949
---------------------------------------------------------------------------------
BancorpSouth, Inc.                                         1,000          24,370
---------------------------------------------------------------------------------
Bank of Hawaii Corp.                                       1,900          96,406
---------------------------------------------------------------------------------
Bank of the Ozarks, Inc.                                     700          23,821
---------------------------------------------------------------------------------
BankAtlantic Bancorp, Inc.                                 5,500         109,450
---------------------------------------------------------------------------------
Banner Corp.                                                 800          24,952
---------------------------------------------------------------------------------
Berkshire Hills Bancorp, Inc.                              1,700          63,155
---------------------------------------------------------------------------------
Camco Financial Corp.                                        500           7,700
---------------------------------------------------------------------------------
Camden National Corp.                                        300          11,823
---------------------------------------------------------------------------------
Capital City Bank Group, Inc.                                425          17,765
---------------------------------------------------------------------------------
Capital Corp. of the West                                    400          18,800
---------------------------------------------------------------------------------
Capitol Bancorp Ltd.                                         600          21,132
---------------------------------------------------------------------------------
Center Financial Corp.                                     1,700          34,034
---------------------------------------------------------------------------------
CFS Bancorp, Inc.                                            200           2,854
---------------------------------------------------------------------------------
Chemical Financial Corp.                                   1,705          73,179
---------------------------------------------------------------------------------
Citizens First Bancorp, Inc.                               2,900          70,122
---------------------------------------------------------------------------------
City Holding Co.                                           7,400         268,176
---------------------------------------------------------------------------------
Colonial BancGroup, Inc. (The)                             8,400         178,332
---------------------------------------------------------------------------------
Columbia Banking System, Inc.                              5,590         139,694
---------------------------------------------------------------------------------
Commercial Federal Corp.                                   1,700          50,507
---------------------------------------------------------------------------------
Community Bancorp, Inc. 1                                    600          18,360
---------------------------------------------------------------------------------
Community Bank System, Inc.                               12,300         347,475
---------------------------------------------------------------------------------
Community Trust Bancorp, Inc.                                715          23,137
---------------------------------------------------------------------------------
Corus Bankshares, Inc.                                       900          43,209
---------------------------------------------------------------------------------
CVB Financial Corp.                                          510          13,546
---------------------------------------------------------------------------------
Dime Community Bancshares, Inc.                            3,612          64,691
---------------------------------------------------------------------------------
Downey Financial Corp.                                     2,300         131,100
---------------------------------------------------------------------------------
East West Bancorp, Inc.                                    2,200          92,312
---------------------------------------------------------------------------------
Fidelity Bankshares, Inc.                                  3,316         141,792
---------------------------------------------------------------------------------
First BanCorp                                                750          47,633

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

COMMERCIAL BANKS Continued
First Citizens BancShares, Inc., Cl. A                       800   $     118,600
---------------------------------------------------------------------------------
First Commonwealth Financial Corp.                        12,600         193,914
---------------------------------------------------------------------------------
First Defiance Financial Corp.                             1,200          34,164
---------------------------------------------------------------------------------
First Financial Corp.                                        600          21,018
---------------------------------------------------------------------------------
First Financial Holdings, Inc.                             3,100         101,494
---------------------------------------------------------------------------------
First Merchants Corp.                                        615          17,405
---------------------------------------------------------------------------------
First Midwest Bancorp, Inc.                                  900          32,661
---------------------------------------------------------------------------------
First National Bankshares of Florida, Inc.                 1,957          46,772
---------------------------------------------------------------------------------
First Place Financial Corp.                                5,400         120,906
---------------------------------------------------------------------------------
First Republic Bank                                        4,100         217,300
---------------------------------------------------------------------------------
FirstFed Financial Corp. 1                                 2,400         124,488
---------------------------------------------------------------------------------
Flagstar Bancorp, Inc.                                     3,100          70,060
---------------------------------------------------------------------------------
Flushing Financial Corp.                                   1,775          35,607
---------------------------------------------------------------------------------
Foothill Independent Bancorp                                 118           2,771
---------------------------------------------------------------------------------
Frontier Financial Corp.                                     200           7,722
---------------------------------------------------------------------------------
GB&T Bancshares, Inc.                                      1,800          43,416
---------------------------------------------------------------------------------
Glacier Bancorp, Inc.                                      3,375         114,885
---------------------------------------------------------------------------------
Greater Bay Bancorp                                        9,300         259,284
---------------------------------------------------------------------------------
Hancock Holding Co.                                          700          23,422
---------------------------------------------------------------------------------
Harbor Florida Bancshares, Inc.                            3,900         134,979
---------------------------------------------------------------------------------
Hibernia Corp., Cl. A                                      5,400         159,354
---------------------------------------------------------------------------------
Home Federal Bancorp                                       1,000          25,219
---------------------------------------------------------------------------------
Horizon Financial Corp.                                      200           4,116
---------------------------------------------------------------------------------
Hudson River Bancorp, Inc.                                 2,400          47,496
---------------------------------------------------------------------------------
Hudson United Bancorp                                      1,300          51,194
---------------------------------------------------------------------------------
Independence Community Bank Corp.                          1,600          68,128
---------------------------------------------------------------------------------
Independent Bank Corp., Michigan                           4,443         132,535
---------------------------------------------------------------------------------
Indymac Mortgage Holdings, Inc.                            4,100         141,245
---------------------------------------------------------------------------------
ITLA Capital Corp. 1                                         400          23,516
---------------------------------------------------------------------------------
Macatawa Bank Corp.                                          455          14,692
---------------------------------------------------------------------------------
MainSource Financial Group, Inc.                             383           9,146
---------------------------------------------------------------------------------
NASB Financial, Inc.                                       1,100          43,956
---------------------------------------------------------------------------------
National Bankshares, Inc.                                    600          32,112
---------------------------------------------------------------------------------
NBT Bancorp, Inc.                                          2,500          64,300
---------------------------------------------------------------------------------
Net.B@nk, Inc.                                             9,100          94,731
---------------------------------------------------------------------------------
Oak Hill Financial, Inc.                                     500          19,395
---------------------------------------------------------------------------------
Old Second Bancorp, Inc.                                     316          10,074
---------------------------------------------------------------------------------
Oriental Financial Group, Inc.                             2,090          59,168
---------------------------------------------------------------------------------
Pacific Capital Bancorp                                   18,910         642,751
---------------------------------------------------------------------------------
Parkvale Financial Corp.                                     400          11,516
---------------------------------------------------------------------------------
PennRock Financial Services Corp.                          1,220          47,470
---------------------------------------------------------------------------------
PFF Bancorp, Inc.                                          5,940         275,200
---------------------------------------------------------------------------------
Provident Bankshares Corp.                                 3,251         118,239
---------------------------------------------------------------------------------
Provident Financial Holdings, Inc.                           800          23,080
---------------------------------------------------------------------------------
R&G Financial Corp., Cl. B                                11,800         458,784

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

COMMERCIAL BANKS Continued
Republic Bancorp, Inc.                                    10,557   $     161,311
---------------------------------------------------------------------------------
Republic Bancorp, Inc., Cl. A                              3,560          91,492
---------------------------------------------------------------------------------
S&T Bancorp, Inc.                                            500          18,845
---------------------------------------------------------------------------------
Santander BanCorp                                            620          18,699
---------------------------------------------------------------------------------
Seacoast Banking Corp. of Florida                          3,630          80,768
---------------------------------------------------------------------------------
Silicon Valley Bancshares 1                                9,500         425,790
---------------------------------------------------------------------------------
Sky Financial Group, Inc.                                    600          17,202
---------------------------------------------------------------------------------
Sound Federal Bancorp, Inc.                                  300           4,875
---------------------------------------------------------------------------------
Southside Bancshares, Inc.                                   315           7,198
---------------------------------------------------------------------------------
Southwest Bancorp, Inc.                                    3,400          83,232
---------------------------------------------------------------------------------
State Bancorp, Inc.                                        1,162          31,955
---------------------------------------------------------------------------------
State Financial Services Corp.                             6,400         192,640
---------------------------------------------------------------------------------
Sterling Bancorp                                           4,360         123,170
---------------------------------------------------------------------------------
Sterling Financial Corp. (Western US)                     11,717         460,009
---------------------------------------------------------------------------------
Sun Bancorp, Inc.                                          1,196          29,876
---------------------------------------------------------------------------------
TCF Financial Corp.                                        1,600          51,424
---------------------------------------------------------------------------------
Texas Capital Bancshares, Inc. 1                             800          17,296
---------------------------------------------------------------------------------
TierOne Corp.                                              3,800          94,430
---------------------------------------------------------------------------------
Union Bankshares Corp.                                       900          34,587
---------------------------------------------------------------------------------
United Bankshares, Inc.                                    1,800          68,670
---------------------------------------------------------------------------------
United Community Financial Corp.                           1,300          14,560
---------------------------------------------------------------------------------
Univest Corp. of Pennsylvania                                300          13,806
---------------------------------------------------------------------------------
Vineyard National Bancorp Co.                                500          16,430
---------------------------------------------------------------------------------
Waypoint Financial Corp.                                   2,210          62,654
---------------------------------------------------------------------------------
Webster Financial Corp.                                    2,334         118,194
---------------------------------------------------------------------------------
WesBanco, Inc.                                             1,300          41,561
---------------------------------------------------------------------------------
WSFS Financial Corp.                                       4,200         253,344
                                                                   --------------
                                                                       9,389,207

---------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
Advance America Cash Advance Centers, Inc. 1               8,700         199,230
---------------------------------------------------------------------------------
ASTA Funding, Inc.                                         5,400         144,936
---------------------------------------------------------------------------------
MoneyGram International, Inc.                             12,700         268,478
                                                                   --------------
                                                                         612,644

---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.4%
Ace Cash Express, Inc. 1                                     600          17,796
---------------------------------------------------------------------------------
Advanta Corp., Cl. B                                       3,700          89,799
---------------------------------------------------------------------------------
Affiliated Managers Group, Inc. 1                          8,500         575,790
---------------------------------------------------------------------------------
American Capital Strategies Ltd.                           2,700          90,045
---------------------------------------------------------------------------------
AmeriCredit Corp. 1                                        1,900          46,455
---------------------------------------------------------------------------------
Archipelago Holdings, Inc. 1                               1,400          29,372
---------------------------------------------------------------------------------
Cash America International, Inc.                           5,700         169,461
---------------------------------------------------------------------------------
CompuCredit Corp. 1                                       10,600         289,804
---------------------------------------------------------------------------------
E*TRADE Financial Corp. 1                                 14,100         210,795
---------------------------------------------------------------------------------
First Albany Cos., Inc.                                    1,300          12,610

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES Continued
First Cash Financial Services, Inc. 1                      4,000   $     106,840
---------------------------------------------------------------------------------
Gabelli Asset Management, Inc.                             4,500         218,340
---------------------------------------------------------------------------------
Investment Technology Group, Inc. 1                        4,400          88,000
---------------------------------------------------------------------------------
Knight Trading Group, Inc. 1                               1,400          15,330
---------------------------------------------------------------------------------
MarketAxess Holdings, Inc. 1                               1,200          20,412
---------------------------------------------------------------------------------
Medallion Financial Corp.                                  1,700          16,490
---------------------------------------------------------------------------------
Metris Cos., Inc. 1                                       11,400         145,350
---------------------------------------------------------------------------------
Piper Jaffray Cos., Inc.                                   3,600         172,620
---------------------------------------------------------------------------------
Providian Financial Corp. 1                                6,800         111,996
---------------------------------------------------------------------------------
Raymond James Financial, Inc.                              2,400          74,352
---------------------------------------------------------------------------------
Sanders Morris Harris Group, Inc.                          4,100          73,021
---------------------------------------------------------------------------------
SEI Investments Co.                                        3,600         150,948
---------------------------------------------------------------------------------
United PanAm Financial Corp. 1                               700          13,342
---------------------------------------------------------------------------------
WFS Financial, Inc.                                        3,300         167,574
---------------------------------------------------------------------------------
World Acceptance Corp. 1                                   3,400          93,534
                                                                   --------------
                                                                       3,000,076

---------------------------------------------------------------------------------
INSURANCE--3.6%
Affirmative Insurance Holdings, Inc.                       6,800         114,512
---------------------------------------------------------------------------------
Alfa Corp.                                                 4,400          66,814
---------------------------------------------------------------------------------
Allmerica Financial Corp. 1                                6,000         196,980
---------------------------------------------------------------------------------
American Financial Group, Inc.                             5,700         178,467
---------------------------------------------------------------------------------
American Physicians Capital, Inc. 1                        1,800          64,836
---------------------------------------------------------------------------------
AmerUs Group Co.                                          10,900         493,770
---------------------------------------------------------------------------------
Arch Capital Group Ltd. 1                                  2,900         112,230
---------------------------------------------------------------------------------
Argonaut Group, Inc. 1                                       900          19,017
---------------------------------------------------------------------------------
Aspen Insurance Holdings Ltd.                              2,600          63,752
---------------------------------------------------------------------------------
Baldwin & Lyons, Inc., Cl. B, Non-Vtg                        600          16,074
---------------------------------------------------------------------------------
Commerce Group, Inc. (The)                                 4,000         244,160
---------------------------------------------------------------------------------
Danielson Holding Corp. 1                                  6,000          50,700
---------------------------------------------------------------------------------
Delphi Financial Group, Inc., Cl. A                        7,900         364,585
---------------------------------------------------------------------------------
Direct General Corp.                                       2,200          70,620
---------------------------------------------------------------------------------
Donegal Group, Inc., Cl. A                                 3,900          89,427
---------------------------------------------------------------------------------
EMC Insurance Group, Inc.                                    300           6,492
---------------------------------------------------------------------------------
Fidelity National Financial, Inc.                             79           3,608
---------------------------------------------------------------------------------
First American Corp. (The)                                 3,800         133,532
---------------------------------------------------------------------------------
FPIC Insurance Group, Inc. 1                               5,000         176,900
---------------------------------------------------------------------------------
Great American Financial Resources, Inc.                   1,300          22,581
---------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                               2,100          69,552
---------------------------------------------------------------------------------
Horace Mann Educators Corp.                               11,200         213,696
---------------------------------------------------------------------------------
Independence Holding Co.                                     540           9,963
---------------------------------------------------------------------------------
Infinity Property & Casualty Corp.                         5,800         204,160
---------------------------------------------------------------------------------
IPC Holdings Ltd.                                          2,300         100,073
---------------------------------------------------------------------------------
LandAmerica Financial Group, Inc.                          8,500         458,405
---------------------------------------------------------------------------------
Markel Corp. 1                                               100          36,400

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

INSURANCE Continued
Meadowbrook Insurance Group, Inc. 1                        3,400   $      16,966
---------------------------------------------------------------------------------
Mercury General Corp.                                      1,300          77,896
---------------------------------------------------------------------------------
National Western Life Insurance Co., Cl. A 1                 400          66,644
---------------------------------------------------------------------------------
Odyssey Re Holdings Corp.                                  9,400         236,974
---------------------------------------------------------------------------------
Ohio Casualty Corp. 1                                     18,100         420,101
---------------------------------------------------------------------------------
Old Republic International Corp.                           5,700         144,210
---------------------------------------------------------------------------------
Penn-America Group, Inc.                                   2,200          33,220
---------------------------------------------------------------------------------
Philadelphia Consolidated Holding Co. 1                    4,000         264,560
---------------------------------------------------------------------------------
Phoenix Cos., Inc. (The)                                   5,300          66,250
---------------------------------------------------------------------------------
PMA Capital Corp., Cl. A 1                                 4,500          46,575
---------------------------------------------------------------------------------
ProCentury Corp.                                          11,600         143,840
---------------------------------------------------------------------------------
Protective Life Corp.                                      2,800         119,532
---------------------------------------------------------------------------------
Pxre Group Ltd.                                            1,200          30,252
---------------------------------------------------------------------------------
Reinsurance Group of America, Inc.                         1,500          72,675
---------------------------------------------------------------------------------
RLI Corp.                                                  2,200          91,454
---------------------------------------------------------------------------------
Safety Insurance Group, Inc.                               1,800          56,070
---------------------------------------------------------------------------------
Selective Insurance Group, Inc.                            8,000         353,920
---------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                             4,600         379,500
---------------------------------------------------------------------------------
State Auto Financial Corp.                                 7,700         199,045
---------------------------------------------------------------------------------
Stewart Information Services Corp.                         3,500         145,775
---------------------------------------------------------------------------------
Triad Guaranty, Inc. 1                                       500          30,240
---------------------------------------------------------------------------------
UICI                                                       3,500         118,650
---------------------------------------------------------------------------------
United Fire & Casualty Co.                                 4,000         134,840
---------------------------------------------------------------------------------
Unitrin, Inc.                                                400          18,180
---------------------------------------------------------------------------------
Universal American Financial Corp. 1                      29,200         451,724
---------------------------------------------------------------------------------
UnumProvident Corp.                                        6,200         111,228
---------------------------------------------------------------------------------
Vesta Insurance Group, Inc.                               13,100          48,208
---------------------------------------------------------------------------------
Zenith National Insurance Corp.                            4,300         214,312
                                                                   --------------
                                                                       7,674,147

---------------------------------------------------------------------------------
REAL ESTATE--1.6%
Acadia Realty Trust                                        1,100          17,930
---------------------------------------------------------------------------------
Agree Realty Corp.                                         4,600         145,774
---------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.                        500          37,210
---------------------------------------------------------------------------------
Arden Realty, Inc.                                         1,500          56,580
---------------------------------------------------------------------------------
Associated Estates Realty Corp.                            1,100          11,242
---------------------------------------------------------------------------------
Brandywine Realty Trust                                    2,300          67,597
---------------------------------------------------------------------------------
Camden Property Trust                                      1,700          86,700
---------------------------------------------------------------------------------
Capital Automotive REIT                                    1,500          53,288
---------------------------------------------------------------------------------
Capstead Mortgage Corp.                                    1,100          11,594
---------------------------------------------------------------------------------
CarrAmerica Realty Corp.                                   1,100          36,300
---------------------------------------------------------------------------------
CB Richard Ellis Group, Inc., Cl. A 1                      3,000         100,650
---------------------------------------------------------------------------------
CBL & Associates Properties, Inc.                            800          61,080
---------------------------------------------------------------------------------
Colonial Properties Trust                                    800          31,416

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

REAL ESTATE Continued
Consolidated-Tomoka Land Co.                                 500   $      21,500
---------------------------------------------------------------------------------
Cornerstone Realty Income Trust, Inc.                        600           5,988
---------------------------------------------------------------------------------
Corporate Office Properties Trust                          1,100          32,285
---------------------------------------------------------------------------------
Correctional Properties Trust                              1,700          49,096
---------------------------------------------------------------------------------
CRT Properties, Inc.                                       1,500          35,790
---------------------------------------------------------------------------------
Equity Inns, Inc.                                          9,200         108,008
---------------------------------------------------------------------------------
First Industrial Realty Trust, Inc.                        1,900          77,387
---------------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc., Cl. A              5,300         102,767
---------------------------------------------------------------------------------
Glenborough Realty Trust, Inc.                               800          17,024
---------------------------------------------------------------------------------
Health Care REIT, Inc.                                     3,000         114,450
---------------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                              1,500          61,050
---------------------------------------------------------------------------------
Heritage Property Investment Trust                           500          16,045
---------------------------------------------------------------------------------
Highwoods Properties, Inc.                                 2,300          63,710
---------------------------------------------------------------------------------
Impac Mortgage Holdings, Inc.                              1,500          34,005
---------------------------------------------------------------------------------
Jones Lang LaSalle, Inc. 1                                 7,000         261,870
---------------------------------------------------------------------------------
Kilroy Realty Corp.                                        1,300          55,575
---------------------------------------------------------------------------------
Lexington Corporate Properties Trust                       2,700          60,966
---------------------------------------------------------------------------------
LTC Properties, Inc.                                       1,000          19,910
---------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                     1,500          69,045
---------------------------------------------------------------------------------
Maguire Properties, Inc.                                   1,400          38,444
---------------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.                    1,500          61,830
---------------------------------------------------------------------------------
Mills Corp.                                                1,900         121,144
---------------------------------------------------------------------------------
Nationwide Health Properties, Inc.                         3,800          90,250
---------------------------------------------------------------------------------
Novastar Financial, Inc.                                   1,500          74,250
---------------------------------------------------------------------------------
Omega Healthcare Investors, Inc.                           1,100          12,980
---------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                        1,300          81,510
---------------------------------------------------------------------------------
Pennsylvania Real Estate Investment Trust                  1,900          81,320
---------------------------------------------------------------------------------
Prentiss Properties Trust                                    600          22,920
---------------------------------------------------------------------------------
PS Business Parks, Inc.                                      500          22,550
---------------------------------------------------------------------------------
Ramco-Gershenson Properties Trust                          2,100          67,725
---------------------------------------------------------------------------------
Redwood Trust, Inc.                                          800          49,672
---------------------------------------------------------------------------------
Regency Centers Corp.                                        800          44,320
---------------------------------------------------------------------------------
Senior Housing Properties Trust                            3,200          60,608
---------------------------------------------------------------------------------
Simon Property Group, Inc.                                   158          10,218
---------------------------------------------------------------------------------
SL Green Realty Corp.                                      1,100          66,605
---------------------------------------------------------------------------------
Spirit Finance Corp. 1                                    12,400         156,860
---------------------------------------------------------------------------------
Stratus Properties, Inc. 1                                 1,500          23,625
---------------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.                        4,800         127,008
---------------------------------------------------------------------------------
Town & Country Trust                                         900          24,867
---------------------------------------------------------------------------------
Trammell Crow Co. 1                                        3,300          59,763
---------------------------------------------------------------------------------
Trizec Properties, Inc.                                    2,300          43,516
---------------------------------------------------------------------------------
United Capital Corp. 1                                       400           9,060
---------------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                         1,100          27,280

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

REAL ESTATE Continued
Ventas, Inc.                                               1,900   $      52,079
                                                                   --------------
                                                                       3,354,236

---------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.5%
Accredited Home Lenders Holding Co. 1                      4,000         198,720
---------------------------------------------------------------------------------
Bank Mutual Corp.                                          8,636         105,100
---------------------------------------------------------------------------------
CharterMac                                                 1,800          43,992
---------------------------------------------------------------------------------
Clifton Savings Bancorp, Inc.                              2,200          26,730
---------------------------------------------------------------------------------
Commercial Capital Bancorp, Inc.                           4,400         101,992
---------------------------------------------------------------------------------
Fremont General Corp.                                      8,900         224,102
---------------------------------------------------------------------------------
KBNT Bancorp, Inc.                                         1,400          23,660
---------------------------------------------------------------------------------
NewAlliance Bancshares, Inc.                               5,900          90,270
---------------------------------------------------------------------------------
Radian Group, Inc.                                         3,900         207,636
                                                                   --------------
                                                                       1,022,202

---------------------------------------------------------------------------------
HEALTH CARE--11.2%
---------------------------------------------------------------------------------
BIOTECHNOLOGY--1.6%
Abgenix, Inc. 1                                           12,800         132,352
---------------------------------------------------------------------------------
Affymetrix, Inc. 1                                         3,000         109,650
---------------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc. 1                              800          20,160
---------------------------------------------------------------------------------
Aphton Corp. 1                                             1,600           4,976
---------------------------------------------------------------------------------
Applera Corp./Applied Biosystems Group                     9,300         194,463
---------------------------------------------------------------------------------
Array BioPharma, Inc. 1                                   20,400         194,208
---------------------------------------------------------------------------------
Bioenvision, Inc. 1                                        9,500          85,120
---------------------------------------------------------------------------------
Bone Care International, Inc. 1                            7,700         214,445
---------------------------------------------------------------------------------
Caliper Life Sciences, Inc. 1                              2,900          21,837
---------------------------------------------------------------------------------
Celgene Corp. 1                                            4,100         108,773
---------------------------------------------------------------------------------
Charles River Laboratories International, Inc. 1           1,144          52,635
---------------------------------------------------------------------------------
Corgentech, Inc. 1                                         1,700          14,076
---------------------------------------------------------------------------------
deCODE genetics, Inc. 1                                    2,800          21,868
---------------------------------------------------------------------------------
Durect Corp. 1                                             4,100          13,448
---------------------------------------------------------------------------------
Dusa Pharmaceuticals, Inc. 1                                 900          12,870
---------------------------------------------------------------------------------
Enzo Biochem, Inc.                                         3,000          58,410
---------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                          2,600         117,546
---------------------------------------------------------------------------------
ID Biomedical Corp. 1                                      6,100          90,829
---------------------------------------------------------------------------------
ImmunoGen, Inc. 1                                          2,800          24,752
---------------------------------------------------------------------------------
Incyte Corp. 1                                             4,900          48,951
---------------------------------------------------------------------------------
Medarex, Inc. 1                                           10,100         108,878
---------------------------------------------------------------------------------
Medicines Co. (The) 1                                      7,600         218,880
---------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc. 1                         4,700          56,964
---------------------------------------------------------------------------------
Myriad Genetics, Inc. 1                                    6,500         146,315
---------------------------------------------------------------------------------
NeoPharm, Inc. 1                                           1,500          18,765
---------------------------------------------------------------------------------
Northfield Laboratories, Inc. 1                            3,400          76,670
---------------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc. 1                               4,500         145,755
---------------------------------------------------------------------------------
Orchid Biosciences, Inc. 1                                 3,600          41,400

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

BIOTECHNOLOGY Continued
OSI Pharmaceuticals, Inc. 1                                3,200   $     239,520
---------------------------------------------------------------------------------
Regeneron Pharmaceuticals, Inc. 1                          5,800          53,418
---------------------------------------------------------------------------------
Savient Pharmaceuticals, Inc. 1                            2,700           7,317
---------------------------------------------------------------------------------
Techne Corp. 1                                             1,500          58,350
---------------------------------------------------------------------------------
Telik, Inc. 1                                              2,500          47,850
---------------------------------------------------------------------------------
Third Wave Technologies, Inc. 1                           18,700         160,820
---------------------------------------------------------------------------------
Trimeris, Inc. 1                                           4,600          65,182
---------------------------------------------------------------------------------
United Therapeutics Corp. 1                                5,400         243,810
---------------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc. 1                            14,500         153,265
                                                                   --------------
                                                                       3,384,528

---------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.0%
ABIOMED, Inc. 1                                            2,400          37,056
---------------------------------------------------------------------------------
Adeza Biomedical Corp. 1                                   2,400          42,120
---------------------------------------------------------------------------------
Align Technology, Inc. 1                                  10,700         115,025
---------------------------------------------------------------------------------
American Medical Systems Holdings, Inc. 1                  7,500         313,575
---------------------------------------------------------------------------------
Anika Therapeutics, Inc. 1                                 5,300          48,495
---------------------------------------------------------------------------------
Arrow International, Inc.                                  9,000         278,910
---------------------------------------------------------------------------------
ArthroCare Corp. 1                                         5,200         166,712
---------------------------------------------------------------------------------
Aspect Medical Systems, Inc. 1                             7,000         171,220
---------------------------------------------------------------------------------
Bausch & Lomb, Inc.                                        1,000          64,460
---------------------------------------------------------------------------------
Bioveris Corp. 1                                             400           2,924
---------------------------------------------------------------------------------
CNS, Inc.                                                  2,900          36,395
---------------------------------------------------------------------------------
Conceptus, Inc. 1                                          1,500          12,173
---------------------------------------------------------------------------------
ConMed Corp. 1                                             7,100         201,782
---------------------------------------------------------------------------------
Conor Medsystems, Inc. 1                                   4,800          66,480
---------------------------------------------------------------------------------
Cytyc Corp. 1                                              1,400          38,598
---------------------------------------------------------------------------------
Dade Behring Holdings, Inc. 1                              4,700         263,200
---------------------------------------------------------------------------------
Datascope Corp.                                              300          11,907
---------------------------------------------------------------------------------
Diagnostic Products Corp.                                    200          11,010
---------------------------------------------------------------------------------
DJ Orthopedics, Inc. 1                                       900          19,278
---------------------------------------------------------------------------------
Endologix, Inc. 1                                          2,400          16,392
---------------------------------------------------------------------------------
EPIX Pharmaceuticals, Inc. 1                              10,200         182,682
---------------------------------------------------------------------------------
Exactech, Inc. 1                                           1,300          23,777
---------------------------------------------------------------------------------
Foxhollow Technologies, Inc. 1                               700          17,213
---------------------------------------------------------------------------------
Haemonetics Corp. 1                                        9,000         325,890
---------------------------------------------------------------------------------
HealthTronics, Inc. 1                                      3,600          38,268
---------------------------------------------------------------------------------
Hologic, Inc. 1                                            8,900         244,483
---------------------------------------------------------------------------------
Hospira, Inc. 1                                            8,800         294,800
---------------------------------------------------------------------------------
Idexx Laboratories, Inc. 1                                 1,200          65,508
---------------------------------------------------------------------------------
Immucor, Inc. 1                                            3,075          72,293
---------------------------------------------------------------------------------
Inamed Corp. 1                                             2,450         154,963
---------------------------------------------------------------------------------
Kensey Nash Corp. 1                                        7,100         245,163
---------------------------------------------------------------------------------
Kyphon, Inc. 1                                             5,400         139,104
---------------------------------------------------------------------------------
Lifeline Systems, Inc. 1                                   2,500          64,400

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES Continued
Matthews International Corp., Cl. A                        8,600   $     316,480
---------------------------------------------------------------------------------
Medical Action Industries, Inc. 1                          2,100          41,370
---------------------------------------------------------------------------------
Meridian Bioscience, Inc.                                  5,600          97,384
---------------------------------------------------------------------------------
Millipore Corp. 1                                            300          14,943
---------------------------------------------------------------------------------
Mine Safety Applicances Co.                                4,200         212,940
---------------------------------------------------------------------------------
Molecular Devices Corp. 1                                  7,300         146,730
---------------------------------------------------------------------------------
Occulogix, Inc. 1                                            800           8,224
---------------------------------------------------------------------------------
Ocular Sciences, Inc. 1                                    8,000         392,080
---------------------------------------------------------------------------------
OrthoLogic Corp. 1                                         7,000          43,750
---------------------------------------------------------------------------------
Palomar Medical Technologies, Inc. 1                       6,700         174,669
---------------------------------------------------------------------------------
PerkinElmer, Inc.                                          9,300         209,157
---------------------------------------------------------------------------------
PolyMedica Corp.                                           8,600         320,694
---------------------------------------------------------------------------------
Possis Medical, Inc. 1                                     6,600          88,968
---------------------------------------------------------------------------------
Respironics, Inc. 1                                        1,600          86,976
---------------------------------------------------------------------------------
SonoSite, Inc. 1                                           3,900         132,405
---------------------------------------------------------------------------------
SurModics, Inc. 1                                          4,900         159,299
---------------------------------------------------------------------------------
Sybron Dental Specialties, Inc. 1                         11,300         399,794
---------------------------------------------------------------------------------
Symmetry Medical, Inc. 1                                   4,000          84,200
---------------------------------------------------------------------------------
Thermo Electron Corp. 1                                    6,700         202,273
---------------------------------------------------------------------------------
TriPath Imaging, Inc. 1                                    2,800          25,116
---------------------------------------------------------------------------------
Urologix, Inc. 1                                           3,500          22,645
---------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                             1,700          73,508
---------------------------------------------------------------------------------
Varian, Inc. 1                                             3,700         151,737
---------------------------------------------------------------------------------
Ventana Medical Systems, Inc. 1                            6,100         390,339
---------------------------------------------------------------------------------
Viasys Healthcare, Inc. 1                                  2,400          45,600
---------------------------------------------------------------------------------
VISX, Inc. 1                                              18,900         488,943
---------------------------------------------------------------------------------
West Pharmaceutical Services, Inc.                         4,000         100,120
---------------------------------------------------------------------------------
Wright Medical Group, Inc. 1                               6,200         176,700
---------------------------------------------------------------------------------
Young Innovations, Inc.                                      550          18,552
                                                                   --------------
                                                                       8,411,852

---------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.5%
Alderwoods Group, Inc. 1                                   2,800          31,864
---------------------------------------------------------------------------------
Allscripts Healthcare Solutions, Inc. 1                   15,400         164,318
---------------------------------------------------------------------------------
Amedisys, Inc. 1                                           6,500         210,535
---------------------------------------------------------------------------------
America Service Group, Inc. 1                              3,350          89,680
---------------------------------------------------------------------------------
American Healthways, Inc. 1                                  800          26,432
---------------------------------------------------------------------------------
AMERIGROUP Corp. 1                                         1,100          83,226
---------------------------------------------------------------------------------
AMN Healthcare Services, Inc. 1                              800          12,728
---------------------------------------------------------------------------------
AmSurg Corp. 1                                             1,600          47,264
---------------------------------------------------------------------------------
Andrx Corp. 1                                              2,700          58,941
---------------------------------------------------------------------------------
Beverly Enterprises, Inc. 1                               18,700         171,105
---------------------------------------------------------------------------------
Bio-Reference Laboratories, Inc. 1                         4,900          85,260
---------------------------------------------------------------------------------
Cantel Medical Corp. 1                                       700          26,194
---------------------------------------------------------------------------------
Centene Corp. 1                                              600          17,010
---------------------------------------------------------------------------------
Cerner Corp. 1                                             3,900         207,363

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES Continued
Computer Programs & Systems, Inc.                            400   $       9,260
---------------------------------------------------------------------------------
CorVel Corp. 1                                             2,100          56,238
---------------------------------------------------------------------------------
Covance, Inc. 1                                            7,300         282,875
---------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                               2,800         148,624
---------------------------------------------------------------------------------
Cross Country Healthcare, Inc. 1                          10,700         193,456
---------------------------------------------------------------------------------
DaVita, Inc. 1                                             2,800         110,684
---------------------------------------------------------------------------------
Dendrite International, Inc. 1                             4,800          93,120
---------------------------------------------------------------------------------
Eclipsys Corp. 1                                          10,800         220,644
---------------------------------------------------------------------------------
Express Scripts, Inc. 1                                      300          22,932
---------------------------------------------------------------------------------
Genesis HealthCare Corp. 1                                 9,900         346,797
---------------------------------------------------------------------------------
Gentiva Health Services, Inc. 1                           12,900         215,688
---------------------------------------------------------------------------------
HealthExtras, Inc. 1                                      12,300         200,490
---------------------------------------------------------------------------------
Humana, Inc. 1                                             5,400         160,326
---------------------------------------------------------------------------------
IDX Systems Corp. 1                                        4,800         165,408
---------------------------------------------------------------------------------
Kindred Healthcare, Inc. 1                                 5,100         152,745
---------------------------------------------------------------------------------
LCA-Vision, Inc.                                          12,100         283,019
---------------------------------------------------------------------------------
LifePoint Hospitals, Inc. 1                                1,600          55,712
---------------------------------------------------------------------------------
Magellan Health Services, Inc. 1                           5,600         191,296
---------------------------------------------------------------------------------
Matria Healthcare, Inc. 1                                  4,800         187,536
---------------------------------------------------------------------------------
MedCath Corp. 1                                            2,800          68,992
---------------------------------------------------------------------------------
Merge Technologies, Inc. 1                                 3,600          80,100
---------------------------------------------------------------------------------
National HealthCare Corp.                                  1,200          42,360
---------------------------------------------------------------------------------
National Medical Health Card Systems, Inc. 1               2,500          57,753
---------------------------------------------------------------------------------
Omnicell, Inc. 1                                           1,200          13,200
---------------------------------------------------------------------------------
Option Care, Inc.                                         14,200         244,098
---------------------------------------------------------------------------------
Owens & Minor, Inc.                                       16,900         476,073
---------------------------------------------------------------------------------
PacifiCare Health Systems, Inc. 1                          3,700         209,124
---------------------------------------------------------------------------------
Parexel International Corp. 1                              9,200         186,760
---------------------------------------------------------------------------------
PDI, Inc. 1                                                7,400         164,872
---------------------------------------------------------------------------------
Pediatrix Medical Group, Inc. 1                            4,600         294,630
---------------------------------------------------------------------------------
Per-Se Technologies, Inc. 1                                4,000          63,320
---------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc. 1                 1,900          78,451
---------------------------------------------------------------------------------
PRA International 1                                        2,600          64,428
---------------------------------------------------------------------------------
Province Healthcare Co. 1                                  8,800         196,680
---------------------------------------------------------------------------------
PSS World Medical, Inc. 1                                  8,600         107,629
---------------------------------------------------------------------------------
Psychiatric Solutions, Inc. 1                              2,600          95,056
---------------------------------------------------------------------------------
RehabCare Group, Inc. 1                                    7,700         215,523
---------------------------------------------------------------------------------
Res-Care, Inc. 1                                           7,500         114,150
---------------------------------------------------------------------------------
Select Medical Corp.                                      14,500         255,200
---------------------------------------------------------------------------------
Service Corp. International 1                             29,500         219,775
---------------------------------------------------------------------------------
SFBC International, Inc. 1                                   900          35,550
---------------------------------------------------------------------------------
Sierra Health Services, Inc. 1                             9,400         518,034
---------------------------------------------------------------------------------
Stewart Enterprises, Inc. 1                               50,100         350,199
---------------------------------------------------------------------------------
Sunrise Senior Living, Inc. 1                              7,300         338,428

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES Continued
United Surgical Partners International, Inc. 1             5,600   $     233,520
---------------------------------------------------------------------------------
VCA Antech, Inc. 1                                        16,700         327,320
---------------------------------------------------------------------------------
Ventiv Health, Inc. 1                                      6,700         136,144
---------------------------------------------------------------------------------
VistaCare, Inc., Cl. A 1                                   1,600          26,608
---------------------------------------------------------------------------------
WellChoice, Inc. 1                                         2,000         106,800
                                                                   --------------
                                                                       9,649,547

---------------------------------------------------------------------------------
PHARMACEUTICALS--1.1%
Able Laboratories, Inc. 1                                  5,800         131,950
---------------------------------------------------------------------------------
Alpharma, Inc., Cl. A                                      6,200         105,090
---------------------------------------------------------------------------------
AtheroGenics, Inc. 1                                       7,700         181,412
---------------------------------------------------------------------------------
Barr Pharmaceuticals, Inc. 1                               2,500         113,850
---------------------------------------------------------------------------------
Caraco Pharmaceutical Laboratories Ltd. 1                  3,700          35,335
---------------------------------------------------------------------------------
Connetics Corp. 1                                          3,000          72,870
---------------------------------------------------------------------------------
DOV Pharmaceutical, Inc. 1                                 8,000         144,400
---------------------------------------------------------------------------------
Encysive Pharmaceuticals, Inc. 1                           1,900          18,867
---------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1                      3,700          77,774
---------------------------------------------------------------------------------
First Horizon Pharmaceutical Corp. 1                      21,100         482,979
---------------------------------------------------------------------------------
Indevus Pharmaceuticals, Inc. 1                            5,900          35,164
---------------------------------------------------------------------------------
InKine Pharmaceutical Co., Inc. 1                          1,100           5,973
---------------------------------------------------------------------------------
Inspire Pharmaceuticals, Inc. 1                            4,100          68,757
---------------------------------------------------------------------------------
Nabi Biopharmaceuticals, Inc. 1                           15,500         227,075
---------------------------------------------------------------------------------
Noven Pharmaceuticals, Inc. 1                              1,200          20,472
---------------------------------------------------------------------------------
Par Pharmaceutical Cos., Inc. 1                            1,200          49,656
---------------------------------------------------------------------------------
Perrigo Co.                                               14,100         243,507
---------------------------------------------------------------------------------
Rigel Pharmaceuticals, Inc. 1                              4,500         109,890
---------------------------------------------------------------------------------
Salix Pharmaceuticals Ltd. 1                               8,200         144,238
---------------------------------------------------------------------------------
Seattle Genetics, Inc. 1                                   4,400          28,732
                                                                   --------------
                                                                       2,297,991

---------------------------------------------------------------------------------
INDUSTRIALS--17.4%
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.1%
AAR Corp. 1                                                1,200          16,344
---------------------------------------------------------------------------------
Applied Signal Technology, Inc.                            8,100         285,525
---------------------------------------------------------------------------------
Astronics Corp., Cl. B 1                                     650           3,088
---------------------------------------------------------------------------------
Aviall, Inc. 1                                             9,900         227,403
---------------------------------------------------------------------------------
BE Aerospace, Inc. 1                                      11,000         128,040
---------------------------------------------------------------------------------
EDO Corp.                                                  7,400         234,950
---------------------------------------------------------------------------------
Engineered Support Systems, Inc.                             550          32,571
---------------------------------------------------------------------------------
ESCO Technologies, Inc. 1                                  2,300         176,295
---------------------------------------------------------------------------------
Goodrich Corp.                                             2,100          68,544
---------------------------------------------------------------------------------
HEICO Corp., Cl. A                                            30             519
---------------------------------------------------------------------------------
Herley Industries, Inc. 1                                    600          12,204
---------------------------------------------------------------------------------
Innovative Solutions & Support, Inc. 1                     8,400         280,224
---------------------------------------------------------------------------------
Moog, Inc., Cl. A 1                                        2,500         113,375

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

AEROSPACE & DEFENSE Continued
Orbital Sciences Corp. 1                                  30,400   $     359,632
---------------------------------------------------------------------------------
SI International, Inc. 1                                   5,000         153,800
---------------------------------------------------------------------------------
Teledyne Technologies, Inc. 1                              1,700          50,031
---------------------------------------------------------------------------------
United Defense Industries, Inc. 1                          3,400         160,650
                                                                   --------------
                                                                       2,303,195

---------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.7%
ABX Air, Inc. 1                                           27,800         247,142
---------------------------------------------------------------------------------
Dynamex, Inc. 1                                            5,200          96,356
---------------------------------------------------------------------------------
EGL, Inc. 1                                               12,800         382,592
---------------------------------------------------------------------------------
Forward Air Corp. 1                                       11,000         491,700
---------------------------------------------------------------------------------
Hub Group, Inc., Cl. A 1                                   4,000         208,880
---------------------------------------------------------------------------------
Park-Ohio Holdings Corp. 1                                   800          20,720
                                                                   --------------
                                                                       1,447,390

---------------------------------------------------------------------------------
AIRLINES--1.1%
Alaska Air Group, Inc. 1                                   9,700         324,853
---------------------------------------------------------------------------------
America West Holdings Corp., Cl. B 1                      23,400         153,972
---------------------------------------------------------------------------------
AMR Corp. 1                                               27,600         302,220
---------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1                       31,900         431,926
---------------------------------------------------------------------------------
Delta Air Lines, Inc. 1                                   28,500         213,180
---------------------------------------------------------------------------------
ExpressJet Holdings, Inc. 1                               21,700         279,496
---------------------------------------------------------------------------------
FLYi, Inc. 1                                              11,300          20,001
---------------------------------------------------------------------------------
Frontier Airlines, Inc. 1                                 13,700         156,317
---------------------------------------------------------------------------------
Hawaiian Holdings, Inc. 1                                  7,900          53,957
---------------------------------------------------------------------------------
Mesa Air Group, Inc. 1                                    12,800         101,632
---------------------------------------------------------------------------------
Northwest Airlines Corp., Cl. A 1                         16,000         174,880
---------------------------------------------------------------------------------
Pinnacle Airlines Corp. 1                                  3,900          54,366
---------------------------------------------------------------------------------
Republic Airways Holdings, Inc. 1                          1,500          19,905
---------------------------------------------------------------------------------
SkyWest, Inc.                                              6,500         130,390
                                                                   --------------
                                                                       2,417,095

---------------------------------------------------------------------------------
BUILDING PRODUCTS--0.9%
American Woodmark Corp.                                    1,100          48,048
---------------------------------------------------------------------------------
Apogee Enterprises, Inc.                                  11,500         154,215
---------------------------------------------------------------------------------
Beacon Roofing Supply, Inc. 1                              3,800          75,468
---------------------------------------------------------------------------------
Crane Co.                                                  5,800         167,272
---------------------------------------------------------------------------------
Jacuzzi Brands, Inc. 1                                     6,800          59,160
---------------------------------------------------------------------------------
Lennox International, Inc.                                 6,000         122,100
---------------------------------------------------------------------------------
NCI Building Systems, Inc. 1                               7,700         288,750
---------------------------------------------------------------------------------
Simpson Manufacturing Co., Inc.                            8,300         289,670
---------------------------------------------------------------------------------
Trex Co., Inc. 1                                           3,100         162,564
---------------------------------------------------------------------------------
Universal Forest Products, Inc.                            7,600         329,840
---------------------------------------------------------------------------------
USG Corp. 1                                                4,800         193,296
---------------------------------------------------------------------------------
Watsco, Inc.                                               3,300         116,226
                                                                   --------------
                                                                       2,006,609

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--5.0%
ABM Industries, Inc.                                      12,700   $     250,444
---------------------------------------------------------------------------------
Adesa, Inc.                                                8,200         174,004
---------------------------------------------------------------------------------
Administaff, Inc. 1                                       16,900         213,109
---------------------------------------------------------------------------------
Angelica Corp.                                             1,800          48,690
---------------------------------------------------------------------------------
Banta Corp.                                                6,100         273,036
---------------------------------------------------------------------------------
Brady Corp., Cl. A                                         3,800         237,766
---------------------------------------------------------------------------------
Bright Horizons Family Solutions, Inc. 1                   4,500         291,420
---------------------------------------------------------------------------------
Brink's Co. (The)                                          9,500         375,440
---------------------------------------------------------------------------------
Central Parking Corp.                                      1,900          28,785
---------------------------------------------------------------------------------
Century Business Services, Inc. 1                          1,800           7,848
---------------------------------------------------------------------------------
Clean Harbors, Inc. 1                                      1,000          15,080
---------------------------------------------------------------------------------
Coinstar, Inc. 1                                           2,600          69,758
---------------------------------------------------------------------------------
CompX International, Inc.                                    500           8,265
---------------------------------------------------------------------------------
Consolidated Graphics, Inc. 1                              7,800         358,020
---------------------------------------------------------------------------------
Copart, Inc. 1                                             8,900         234,248
---------------------------------------------------------------------------------
Corporate Executive Board Co.                              1,300          87,022
---------------------------------------------------------------------------------
CoStar Group, Inc. 1                                       1,900          87,742
---------------------------------------------------------------------------------
CPI Corp.                                                  1,000          13,590
---------------------------------------------------------------------------------
DiamondCluster International, Inc. 1                      12,700         181,991
---------------------------------------------------------------------------------
Dun & Bradstreet Corp. 1                                   3,500         208,775
---------------------------------------------------------------------------------
Duratek, Inc. 1                                            5,000         124,550
---------------------------------------------------------------------------------
Electro Rent Corp.                                         1,000          14,230
---------------------------------------------------------------------------------
Ennis, Inc.                                                6,300         121,275
---------------------------------------------------------------------------------
Equifax, Inc.                                              4,500         126,450
---------------------------------------------------------------------------------
Exponent, Inc. 1                                           5,100         140,199
---------------------------------------------------------------------------------
G&K Services, Inc., Cl. A                                  5,200         225,784
---------------------------------------------------------------------------------
General Binding Corp. 1                                    1,500          19,710
---------------------------------------------------------------------------------
Geo Group, Inc. (The) 1                                    3,300          87,714
---------------------------------------------------------------------------------
Gevity HR, Inc.                                            5,200         106,912
---------------------------------------------------------------------------------
Harland (John H.) Co.                                      6,500         234,650
---------------------------------------------------------------------------------
Healthcare Services Group, Inc.                            8,850         184,434
---------------------------------------------------------------------------------
Heidrick & Struggles International, Inc. 1                14,100         483,207
---------------------------------------------------------------------------------
HNI Corp.                                                  3,800         163,590
---------------------------------------------------------------------------------
Hudson Highland Group, Inc. 1                              7,700         221,760
---------------------------------------------------------------------------------
Ikon Office Solutions, Inc.                               17,100         197,676
---------------------------------------------------------------------------------
Imagistics International, Inc. 1                           4,200         141,372
---------------------------------------------------------------------------------
Interpool, Inc.                                            1,400          33,600
---------------------------------------------------------------------------------
Intersections, Inc. 1                                      1,400          24,150
---------------------------------------------------------------------------------
ITT Educational Services, Inc. 1                           2,200         104,610
---------------------------------------------------------------------------------
Jackson Hewitt Tax Service, Inc.                           4,400         111,100
---------------------------------------------------------------------------------
Kelly Services, Inc., Cl. A                                  900          27,162
---------------------------------------------------------------------------------
Kforce, Inc. 1                                             4,500          49,950
---------------------------------------------------------------------------------
Knoll, Inc. 1                                             19,900         348,250
---------------------------------------------------------------------------------
Korn-Ferry International 1                                18,900         392,175
---------------------------------------------------------------------------------
Labor Ready, Inc. 1                                       26,500         448,380

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES Continued
Laureate Education, Inc. 1                                   300   $      13,227
---------------------------------------------------------------------------------
McGrath RentCorp                                           1,800          78,498
---------------------------------------------------------------------------------
Miller (Herman), Inc.                                      2,000          55,260
---------------------------------------------------------------------------------
Mobile Mini, Inc. 1                                          600          19,824
---------------------------------------------------------------------------------
NCO Group, Inc. 1                                            700          18,095
---------------------------------------------------------------------------------
Portfolio Recovery Associates, Inc. 1                      8,000         329,760
---------------------------------------------------------------------------------
Pre-Paid Legal Services, Inc. 1                            1,000          37,550
---------------------------------------------------------------------------------
PRG-Schultz International, Inc. 1                          3,800          19,114
---------------------------------------------------------------------------------
Resources Connection, Inc. 1                               2,400         130,344
---------------------------------------------------------------------------------
Robert Half International, Inc.                            3,900         114,777
---------------------------------------------------------------------------------
Rollins, Inc.                                              7,200         189,504
---------------------------------------------------------------------------------
Rush Enterprises, Inc., Cl. A 1                            3,600          58,428
---------------------------------------------------------------------------------
Schawk, Inc.                                               1,100          19,998
---------------------------------------------------------------------------------
School Specialty, Inc. 1                                   4,000         154,240
---------------------------------------------------------------------------------
SITEL Corp. 1                                             12,400          30,504
---------------------------------------------------------------------------------
Sotheby's Holdings, Inc., Cl. A 1                         15,200         276,032
---------------------------------------------------------------------------------
Spherion Corp. 1                                          11,700          98,280
---------------------------------------------------------------------------------
Standard Register Co. (The)                                1,200          16,944
---------------------------------------------------------------------------------
Steelcase, Inc., Cl. A                                     9,300         128,712
---------------------------------------------------------------------------------
TeleTech Holdings, Inc. 1                                 17,400         168,606
---------------------------------------------------------------------------------
United Stationers, Inc. 1                                  7,500         346,500
---------------------------------------------------------------------------------
Universal Technical Institute, Inc. 1                      1,900          72,428
---------------------------------------------------------------------------------
Viad Corp.                                                 6,300         179,487
---------------------------------------------------------------------------------
Volt Information Sciences, Inc. 1                          2,200          64,658
---------------------------------------------------------------------------------
Waste Connections, Inc. 1                                  7,700         263,725
---------------------------------------------------------------------------------
Waste Industries USA, Inc.                                   100           1,240
---------------------------------------------------------------------------------
Watson Wyatt & Co. Holdings                                8,500         229,075
---------------------------------------------------------------------------------
West Corp. 1                                               3,400         112,574
                                                                   --------------
                                                                      10,525,307

---------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.5%
Comfort Systems USA, Inc. 1                               12,800          98,304
---------------------------------------------------------------------------------
Dycom Industries, Inc. 1                                   4,700         143,444
---------------------------------------------------------------------------------
EMCOR Group, Inc. 1                                        1,100          49,698
---------------------------------------------------------------------------------
Granite Construction, Inc.                                 5,700         151,620
---------------------------------------------------------------------------------
Insituform Technologies, Inc., Cl. A 1                    11,800         267,506
---------------------------------------------------------------------------------
Integrated Electrical Services, Inc. 1                     5,900          28,556
---------------------------------------------------------------------------------
MasTec, Inc. 1                                             2,500          25,275
---------------------------------------------------------------------------------
McDermott International, Inc. 1                            4,500          82,620
---------------------------------------------------------------------------------
Perini Corp. 1                                             4,600          76,774
---------------------------------------------------------------------------------
Shaw Group, Inc. (The) 1                                   7,000         124,950
---------------------------------------------------------------------------------
URS Corp. 1                                                3,200         102,720
                                                                   --------------
                                                                       1,151,467

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT--1.2%
Active Power, Inc. 1                                       3,400   $      15,640
---------------------------------------------------------------------------------
Acuity Brands, Inc.                                        7,200         228,960
---------------------------------------------------------------------------------
American Power Conversion Corp.                            7,400         158,360
---------------------------------------------------------------------------------
AMETEK, Inc.                                                 600          21,402
---------------------------------------------------------------------------------
AMX Corp. 1                                                5,300          87,291
---------------------------------------------------------------------------------
Baldor Electric Co.                                        7,300         200,969
---------------------------------------------------------------------------------
Energy Conversion Devices, Inc. 1                         10,500         202,860
---------------------------------------------------------------------------------
Evergreen Solar, Inc. 1                                    5,600          24,472
---------------------------------------------------------------------------------
Franklin Electric Co., Inc.                                1,200          50,712
---------------------------------------------------------------------------------
Genlyte Group, Inc. (The) 1                                6,300         539,784
---------------------------------------------------------------------------------
Hubbell, Inc., Cl. B                                       3,500         183,050
---------------------------------------------------------------------------------
II-VI, Inc. 1                                              5,700         242,193
---------------------------------------------------------------------------------
LSI Industries, Inc.                                         500           5,725
---------------------------------------------------------------------------------
Plug Power, Inc. 1                                         2,500          15,275
---------------------------------------------------------------------------------
Preformed Line Products Co.                                  500          14,490
---------------------------------------------------------------------------------
Tecumseh Products Co., Cl. A                                 300          14,340
---------------------------------------------------------------------------------
Thomas & Betts Corp. 1                                     9,700         298,275
---------------------------------------------------------------------------------
Vicor Corp.                                                4,500          58,995
---------------------------------------------------------------------------------
Woodward Governor Co.                                      1,800         128,898
                                                                   --------------
                                                                       2,491,691

---------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
Alleghany Corp.                                              500         142,625
---------------------------------------------------------------------------------
Carlisle Cos., Inc.                                        1,100          71,412
---------------------------------------------------------------------------------
Raven Industries, Inc.                                     5,900         125,729
---------------------------------------------------------------------------------
Standex International Corp.                                  100           2,849
---------------------------------------------------------------------------------
United Industrial Corp.                                    9,600         371,904
                                                                   --------------
                                                                         714,519

---------------------------------------------------------------------------------
MACHINERY--3.9%
A.S.V., Inc. 1                                             3,500         167,650
---------------------------------------------------------------------------------
Actuant Corp., Cl. A 1                                     1,100          57,365
---------------------------------------------------------------------------------
Alamo Group, Inc.                                            700          19,012
---------------------------------------------------------------------------------
Albany International Corp., Cl. A                          4,500         158,220
---------------------------------------------------------------------------------
Ampco-Pittsburgh Corp.                                     1,100          16,060
---------------------------------------------------------------------------------
Astec Industries, Inc. 1                                   6,900         118,749
---------------------------------------------------------------------------------
Bucyrus International, Inc., Cl. A                         5,900         239,776
---------------------------------------------------------------------------------
Cascade Corp.                                              4,100         163,795
---------------------------------------------------------------------------------
Clarcor, Inc.                                              2,900         158,833
---------------------------------------------------------------------------------
Cummins, Inc.                                              2,300         192,717
---------------------------------------------------------------------------------
EnPro Industries, Inc. 1                                   4,300         127,151
---------------------------------------------------------------------------------
Federal Signal Corp.                                       6,600         116,556
---------------------------------------------------------------------------------
Flanders Corp. 1                                           5,600          53,760
---------------------------------------------------------------------------------
Flowserve Corp. 1                                          6,900         190,026
---------------------------------------------------------------------------------
Gardner Denver, Inc. 1                                     2,300          83,467
---------------------------------------------------------------------------------
Graco, Inc.                                                2,550          95,243

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

MACHINERY Continued
Greenbrier Cos., Inc.                                      5,200   $     176,020
---------------------------------------------------------------------------------
Harsco Corp.                                               3,000         167,220
---------------------------------------------------------------------------------
Hexcel Corp. 1                                            25,300         366,850
---------------------------------------------------------------------------------
Idex Corp.                                                 1,600          64,800
---------------------------------------------------------------------------------
JLG Industries, Inc.                                      10,500         206,115
---------------------------------------------------------------------------------
Joy Global, Inc.                                           4,782         207,682
---------------------------------------------------------------------------------
Kadant, Inc. 1                                             3,100          63,550
---------------------------------------------------------------------------------
Kennametal, Inc.                                           8,000         398,160
---------------------------------------------------------------------------------
Lincoln Electric Holdings, Inc.                           13,400         462,836
---------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                                  6,500         244,725
---------------------------------------------------------------------------------
Middleby Corp. (The)                                       2,500         126,800
---------------------------------------------------------------------------------
Mueller Industries, Inc.                                  12,900         415,380
---------------------------------------------------------------------------------
NACCO Industries, Inc., Cl. A                              2,200         231,880
---------------------------------------------------------------------------------
Navistar International Corp. 1                             4,300         189,114
---------------------------------------------------------------------------------
Nordson Corp.                                              8,200         328,574
---------------------------------------------------------------------------------
Oshkosh Truck Corp.                                        1,900         129,922
---------------------------------------------------------------------------------
Pall Corp.                                                 4,100         118,695
---------------------------------------------------------------------------------
Penn Engineering & Manufacturing Corp.                     2,500          45,250
---------------------------------------------------------------------------------
Reliance Steel & Aluminum Co.                              9,600         374,016
---------------------------------------------------------------------------------
Robbins & Myers, Inc.                                      1,600          38,128
---------------------------------------------------------------------------------
SPX Corp.                                                  4,500         180,270
---------------------------------------------------------------------------------
Stewart & Stevenson Services, Inc.                         3,700          74,851
---------------------------------------------------------------------------------
Terex Corp. 1                                              5,700         271,605
---------------------------------------------------------------------------------
Thomas Industries, Inc.                                    1,500          59,880
---------------------------------------------------------------------------------
Timken Co.                                                 5,500         143,110
---------------------------------------------------------------------------------
Titan International, Inc.                                  5,100          77,010
---------------------------------------------------------------------------------
Toro Co. (The)                                             7,800         634,530
---------------------------------------------------------------------------------
Wabash National Corp. 1                                    8,700         234,291
---------------------------------------------------------------------------------
Wabtec Corp.                                               8,400         179,088
                                                                   --------------
                                                                       8,168,732

---------------------------------------------------------------------------------
MARINE--0.2%
Alexander & Baldwin, Inc.                                  4,300         182,406
---------------------------------------------------------------------------------
Kirby Corp. 1                                              3,900         173,082
                                                                   --------------
                                                                         355,488

---------------------------------------------------------------------------------
ROAD & RAIL--1.9%
Amerco, Inc. 1                                               300          13,794
---------------------------------------------------------------------------------
Arkansas Best Corp.                                       11,500         516,235
---------------------------------------------------------------------------------
CNF Transportation, Inc.                                   6,300         315,630
---------------------------------------------------------------------------------
Florida East Coast Industries, Inc., Cl. A                 2,500         112,750
---------------------------------------------------------------------------------
Genesee & Wyoming, Inc., Cl. A 1                          11,450         322,089
---------------------------------------------------------------------------------
Heartland Express, Inc.                                   13,700         307,839
---------------------------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc.                       3,200         143,520
---------------------------------------------------------------------------------
Kansas City Southern 1                                     4,900          86,877
---------------------------------------------------------------------------------
Knight Transportation, Inc.                                2,600          64,480

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

ROAD & RAIL Continued
Laidlaw International, Inc. 1                             14,800   $     316,720
---------------------------------------------------------------------------------
Landstar System, Inc. 1                                      900          66,276
---------------------------------------------------------------------------------
Marten Transport Ltd. 1                                    1,550          35,232
---------------------------------------------------------------------------------
Mullen Transportation, Inc.                                1,300          54,088
---------------------------------------------------------------------------------
Old Dominion Freight Line, Inc. 1                            850          29,580
---------------------------------------------------------------------------------
Overnite Corp.                                             2,200          81,928
---------------------------------------------------------------------------------
Pacer International, Inc. 1                                7,600         161,576
---------------------------------------------------------------------------------
RailAmerica, Inc. 1                                        1,300          16,965
---------------------------------------------------------------------------------
SCS Transportation, Inc. 1                                 7,600         177,612
---------------------------------------------------------------------------------
Swift Transportation Co., Inc. 1                          23,200         498,336
---------------------------------------------------------------------------------
U.S. Xpress Enterprises, Inc., Cl. A 1                     8,100         237,330
---------------------------------------------------------------------------------
USF Corp.                                                  5,000         189,750
---------------------------------------------------------------------------------
Werner Enterprises, Inc.                                  14,800         335,072
                                                                   --------------
                                                                       4,083,679

---------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Aceto Corp.                                                3,400          64,736
---------------------------------------------------------------------------------
Applied Industrial Technologies, Inc.                     13,250         363,050
---------------------------------------------------------------------------------
Hughes Supply, Inc.                                        4,800         155,280
---------------------------------------------------------------------------------
Lawson Products, Inc.                                        500          25,215
---------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., Cl. A                     2,900         104,342
---------------------------------------------------------------------------------
UAP Holding Corp. 1                                       15,500         267,685
---------------------------------------------------------------------------------
W.W. Grainger, Inc.                                        2,300         153,226
                                                                   --------------
                                                                       1,133,534

---------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.1%
Macquarie Infrastructure Co. Trust 1                       7,000         205,450
---------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--21.1%
---------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.9%
3Com Corp. 1                                              14,900          62,133
---------------------------------------------------------------------------------
ADTRAN, Inc.                                               7,100         135,894
---------------------------------------------------------------------------------
Airspan Networks, Inc. 1                                   5,000          27,150
---------------------------------------------------------------------------------
Anaren Microwave, Inc. 1                                   6,700          86,832
---------------------------------------------------------------------------------
Aspect Communications Corp. 1                             15,400         171,556
---------------------------------------------------------------------------------
Audiovox Corp., Cl. A 1                                    3,900          61,542
---------------------------------------------------------------------------------
Bel Fuse, Inc.                                               200           6,758
---------------------------------------------------------------------------------
Black Box Corp.                                            7,100         340,942
---------------------------------------------------------------------------------
Brocade Communications Systems, Inc. 1                    52,700         402,628
---------------------------------------------------------------------------------
Brooktrout, Inc. 1                                         3,000          36,030
---------------------------------------------------------------------------------
C-COR.net Corp. 1                                          5,200          48,360
---------------------------------------------------------------------------------
Carrier Access Corp. 1                                     2,000          21,360
---------------------------------------------------------------------------------
Ciena Corp. 1                                             58,600         195,724
---------------------------------------------------------------------------------
CommScope, Inc. 1                                          7,400         139,860
---------------------------------------------------------------------------------
Comtech Telecommunications Corp. 1                         2,300          86,503
---------------------------------------------------------------------------------
Comverse Technology, Inc. 1                               10,700         261,615
---------------------------------------------------------------------------------
Digi International, Inc. 1                                17,100         293,949

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT Continued
Ditech Communications Corp. 1                             18,000   $     269,100
---------------------------------------------------------------------------------
Eagle Broadband, Inc. 1                                   33,600          22,176
---------------------------------------------------------------------------------
Extreme Networks, Inc. 1                                  26,000         170,300
---------------------------------------------------------------------------------
F5 Networks, Inc. 1                                        3,000         146,160
---------------------------------------------------------------------------------
Finisar Corp. 1                                           46,400         105,792
---------------------------------------------------------------------------------
Foundry Networks, Inc. 1                                   3,000          39,480
---------------------------------------------------------------------------------
Harmonic, Inc. 1                                          15,600         130,104
---------------------------------------------------------------------------------
Harris Corp.                                               2,400         148,296
---------------------------------------------------------------------------------
Inter-Tel, Inc.                                            3,900         106,782
---------------------------------------------------------------------------------
InterDigital Communications Corp. 1                          800          17,680
---------------------------------------------------------------------------------
McDATA Corp., Cl. A 1                                     10,700          63,772
---------------------------------------------------------------------------------
Mobility Electronics, Inc. 1                               9,800          84,084
---------------------------------------------------------------------------------
MRV Communications, Inc. 1                                13,100          48,077
---------------------------------------------------------------------------------
Netgear, Inc. 1                                           11,700         212,823
---------------------------------------------------------------------------------
NMS Communications Corp. 1                                26,100         164,691
---------------------------------------------------------------------------------
Optical Communication Products, Inc. 1                       400           1,000
---------------------------------------------------------------------------------
Packeteer, Inc. 1                                         13,200         190,740
---------------------------------------------------------------------------------
Paradyne Networks, Inc. 1                                 21,100          75,749
---------------------------------------------------------------------------------
Performance Technologies, Inc. 1                          10,300          95,790
---------------------------------------------------------------------------------
Plantronics, Inc.                                          1,200          49,764
---------------------------------------------------------------------------------
Polycom, Inc. 1                                           10,400         242,528
---------------------------------------------------------------------------------
Powerwave Technologies, Inc. 1                            18,400         156,032
---------------------------------------------------------------------------------
QLogic Corp. 1                                             1,700          62,441
---------------------------------------------------------------------------------
REMEC, Inc. 1                                              9,400          67,774
---------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                   2,900          95,729
---------------------------------------------------------------------------------
SeaChange International, Inc. 1                           13,500         235,440
---------------------------------------------------------------------------------
Sonus Networks, Inc. 1                                    27,100         155,283
---------------------------------------------------------------------------------
SpectraLink Corp.                                          5,600          79,408
---------------------------------------------------------------------------------
Superior Essex, Inc. 1                                     2,200          41,349
---------------------------------------------------------------------------------
Sycamore Networks, Inc. 1                                 37,700         153,062
---------------------------------------------------------------------------------
Symmetricom, Inc. 1                                       31,100         301,981
---------------------------------------------------------------------------------
Tellabs, Inc. 1                                           14,400         123,696
---------------------------------------------------------------------------------
ViaSat, Inc. 1                                               500          12,135
                                                                   --------------
                                                                       6,248,054

---------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.3%
ActivCard Corp. 1                                          3,000          26,700
---------------------------------------------------------------------------------
Advanced Digital Information Corp. 1                       4,200          42,084
---------------------------------------------------------------------------------
Avid Technology, Inc. 1                                    2,400         148,200
---------------------------------------------------------------------------------
Electronics for Imaging, Inc. 1                           11,800         205,438
---------------------------------------------------------------------------------
Hutchinson Technology, Inc. 1                              4,900         169,393
---------------------------------------------------------------------------------
InFocus Corp. 1                                           17,800         163,048
---------------------------------------------------------------------------------
Maxtor Corp. 1                                            33,700         178,610
---------------------------------------------------------------------------------
NCR Corp. 1                                                3,200         221,536
---------------------------------------------------------------------------------
Novatel Wireless, Inc. 1                                   8,500         164,730
---------------------------------------------------------------------------------
Overland Storage, Inc. 1                                   1,600          26,704

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS Continued
PalmOne, Inc. 1                                            2,600   $      82,030
---------------------------------------------------------------------------------
Pinnacle Systems, Inc. 1                                  23,100         140,910
---------------------------------------------------------------------------------
Presstek, Inc. 1                                           6,600          63,888
---------------------------------------------------------------------------------
Quantum Corp. 1                                           20,000          52,400
---------------------------------------------------------------------------------
Rimage Corp. 1                                               500           8,030
---------------------------------------------------------------------------------
SBS Technologies, Inc. 1                                   7,000          97,720
---------------------------------------------------------------------------------
Silicon Graphics, Inc. 1                                  87,100         150,683
---------------------------------------------------------------------------------
SimpleTech, Inc. 1                                        10,500          48,300
---------------------------------------------------------------------------------
Storage Technology Corp. 1                                 6,700         211,787
---------------------------------------------------------------------------------
Stratasys, Inc. 1                                          3,400         114,104
---------------------------------------------------------------------------------
Synaptics, Inc. 1                                          3,900         119,262
---------------------------------------------------------------------------------
Western Digital Corp. 1                                   17,100         185,364
---------------------------------------------------------------------------------
Xybernaut Corp. 1                                         21,200          26,076
                                                                   --------------
                                                                       2,646,997

---------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
Agilysys, Inc.                                            18,300         313,662
---------------------------------------------------------------------------------
Amphenol Corp., Cl. A 1                                    4,800         176,352
---------------------------------------------------------------------------------
Anixter International, Inc.                                6,800         244,732
---------------------------------------------------------------------------------
AVX Corp.                                                 13,100         165,060
---------------------------------------------------------------------------------
BEI Technologies, Inc.                                     8,000         247,040
---------------------------------------------------------------------------------
Belden CDT, Inc.                                           8,900         206,480
---------------------------------------------------------------------------------
Brightpoint, Inc. 1                                       15,200         297,008
---------------------------------------------------------------------------------
Cogent, Inc. 1                                               600          19,800
---------------------------------------------------------------------------------
Cognex Corp.                                              10,700         298,530
---------------------------------------------------------------------------------
Coherent, Inc. 1                                           4,800         146,112
---------------------------------------------------------------------------------
CTS Corp.                                                  1,400          18,606
---------------------------------------------------------------------------------
CyberOptics Corp. 1                                        1,600          23,792
---------------------------------------------------------------------------------
Daktronics, Inc. 1                                         2,300          57,247
---------------------------------------------------------------------------------
Dionex Corp. 1                                             5,800         328,686
---------------------------------------------------------------------------------
Electro Scientific Industries, Inc. 1                     11,700         231,192
---------------------------------------------------------------------------------
Excel Technology, Inc. 1                                   1,300          33,800
---------------------------------------------------------------------------------
GTSI Corp. 1                                                 400           4,204
---------------------------------------------------------------------------------
Hypercom Corp. 1                                          18,400         108,928
---------------------------------------------------------------------------------
Identix, Inc. 1                                           30,000         221,400
---------------------------------------------------------------------------------
Ingram Micro, Inc., Cl. A 1                                6,500         135,200
---------------------------------------------------------------------------------
Jabil Circuit, Inc. 1                                      4,800         122,784
---------------------------------------------------------------------------------
Keithley Instruments, Inc.                                 7,400         145,780
---------------------------------------------------------------------------------
Kemet Corp. 1                                             16,500         147,675
---------------------------------------------------------------------------------
Landauer, Inc.                                               200           9,140
---------------------------------------------------------------------------------
LeCroy Corp. 1                                             1,500          35,010
---------------------------------------------------------------------------------
Littlefuse, Inc. 1                                         6,800         232,288
---------------------------------------------------------------------------------
LoJack Corp. 1                                             5,500          66,715
---------------------------------------------------------------------------------
Maxwell Technologies, Inc. 1                               1,500          15,210
---------------------------------------------------------------------------------
Measurement Specialties, Inc. 1                            4,300         109,478
---------------------------------------------------------------------------------
Mettler-Toledo International, Inc. 1                       2,900         148,799

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
MTS Systems Corp.                                          6,300   $     213,003
---------------------------------------------------------------------------------
Park Electrochemical Corp.                                 4,700         101,896
---------------------------------------------------------------------------------
Paxar Corp. 1                                             21,600         478,872
---------------------------------------------------------------------------------
PC Connection, Inc. 1                                      5,700          54,264
---------------------------------------------------------------------------------
Photon Dynamics, Inc. 1                                    5,800         140,824
---------------------------------------------------------------------------------
Planar Systems, Inc. 1                                     9,000         101,070
---------------------------------------------------------------------------------
Rofin-Sinar Technologies, Inc. 1                           1,800          76,410
---------------------------------------------------------------------------------
Sanmina-SCI Corp. 1                                       15,900         134,673
---------------------------------------------------------------------------------
ScanSource, Inc. 1                                         3,200         198,912
---------------------------------------------------------------------------------
Solectron Corp. 1                                          1,800           9,594
---------------------------------------------------------------------------------
SpatiaLight, Inc. 1                                        6,800          60,860
---------------------------------------------------------------------------------
Symbol Technologies, Inc.                                  2,900          50,170
---------------------------------------------------------------------------------
Taser International, Inc. 1                                9,000         284,310
---------------------------------------------------------------------------------
Tech Data Corp. 1                                          7,800         354,120
---------------------------------------------------------------------------------
Tektronix, Inc.                                              200           6,042
---------------------------------------------------------------------------------
Trimble Navigation Ltd. 1                                  8,450         279,188
---------------------------------------------------------------------------------
TTM Technologies, Inc. 1                                   8,100          95,580
---------------------------------------------------------------------------------
UNOVA, Inc. 1                                              6,900         174,501
---------------------------------------------------------------------------------
Veeco Instruments, Inc. 1                                  3,200          67,424
---------------------------------------------------------------------------------
Viisage Technology, Inc. 1                                21,900         197,319
---------------------------------------------------------------------------------
Zygo Corp. 1                                               4,200          49,518
                                                                   --------------
                                                                       7,439,260

---------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.3%
Akamai Technologies, Inc. 1                                5,700          74,271
---------------------------------------------------------------------------------
Aladdin Knowledge Systems Ltd. 1                           1,500          37,125
---------------------------------------------------------------------------------
AsiaInfo Holdings, Inc. 1                                 13,600          81,056
---------------------------------------------------------------------------------
Chordiant Software, Inc. 1                                19,700          44,916
---------------------------------------------------------------------------------
CMGI, Inc. 1                                              61,300         156,315
---------------------------------------------------------------------------------
Corillian Corp. 1                                         24,500         120,540
---------------------------------------------------------------------------------
Covansys Corp. 1                                           6,300          96,390
---------------------------------------------------------------------------------
CyberSource Corp. 1                                       17,000         121,550
---------------------------------------------------------------------------------
Digital River, Inc. 1                                      2,500         104,025
---------------------------------------------------------------------------------
DoubleClick, Inc. 1                                       31,800         247,404
---------------------------------------------------------------------------------
EarthLink, Inc. 1                                         49,900         574,848
---------------------------------------------------------------------------------
Embarcadero Technologies, Inc. 1                           5,800          54,578
---------------------------------------------------------------------------------
HouseValues, Inc. 1                                        1,900          28,538
---------------------------------------------------------------------------------
InfoSpace, Inc. 1                                          6,100         290,055
---------------------------------------------------------------------------------
Internet Capital Group, Inc. 1                             7,600          68,400
---------------------------------------------------------------------------------
Internet Security Systems, Inc. 1                         11,400         265,050
---------------------------------------------------------------------------------
Interwoven, Inc. 1                                        15,400         167,552
---------------------------------------------------------------------------------
Ivillage, Inc. 1                                          23,200         143,376
---------------------------------------------------------------------------------
Keynote Systems, Inc. 1                                    3,000          41,760
---------------------------------------------------------------------------------
Lionbridge Technologies, Inc. 1                            1,600          10,752
---------------------------------------------------------------------------------
LookSmart Ltd. 1                                          28,400          62,196
---------------------------------------------------------------------------------
MarketWatch, Inc. 1                                          700          12,600

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES Continued
MatrixOne, Inc. 1                                         11,500   $      75,325
---------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1                               1,400          84,350
---------------------------------------------------------------------------------
NetRatings, Inc. 1                                         3,000          57,510
---------------------------------------------------------------------------------
OpenTV Corp. 1                                             9,600          36,864
---------------------------------------------------------------------------------
PEC Solutions, Inc. 1                                      2,000          28,340
---------------------------------------------------------------------------------
Retek, Inc. 1                                             18,800         115,620
---------------------------------------------------------------------------------
S1 Corp. 1                                                23,800         215,628
---------------------------------------------------------------------------------
Selectica, Inc. 1                                          3,400          12,172
---------------------------------------------------------------------------------
SonicWALL, Inc. 1                                         35,100         221,832
---------------------------------------------------------------------------------
SupportSoft, Inc. 1                                        8,900          59,274
---------------------------------------------------------------------------------
United Online, Inc. 1                                     31,300         360,889
---------------------------------------------------------------------------------
ValueClick, Inc. 1                                        21,900         291,927
---------------------------------------------------------------------------------
VeriSign, Inc. 1                                           3,700         124,024
---------------------------------------------------------------------------------
WebEx Communications, Inc. 1                                 500          11,890
---------------------------------------------------------------------------------
webMethods, Inc. 1                                         4,100          29,561
---------------------------------------------------------------------------------
Websense, Inc. 1                                           5,600         284,032
                                                                   --------------
                                                                       4,812,535

---------------------------------------------------------------------------------
IT SERVICES--1.8%
Acxiom Corp.                                              17,200         452,360
---------------------------------------------------------------------------------
Alliance Data Systems Corp. 1                              1,800          85,464
---------------------------------------------------------------------------------
American Software, Inc.                                    3,100          18,693
---------------------------------------------------------------------------------
Answerthink, Inc. 1                                       10,800          50,328
---------------------------------------------------------------------------------
Anteon International Corp. 1                               1,600          66,976
---------------------------------------------------------------------------------
Aquantive, Inc. 1                                          4,300          38,442
---------------------------------------------------------------------------------
BISYS Group, Inc. (The) 1                                 12,100         199,045
---------------------------------------------------------------------------------
CheckFree Corp. 1                                          6,700         255,136
---------------------------------------------------------------------------------
Convergys Corp. 1                                          8,800         131,912
---------------------------------------------------------------------------------
CSG Systems International, Inc. 1                         14,000         261,800
---------------------------------------------------------------------------------
eFunds Corp. 1                                            15,100         362,551
---------------------------------------------------------------------------------
Euronet Worldwide, Inc. 1                                  4,100         106,682
---------------------------------------------------------------------------------
Information Resources, Inc. 1                              3,500           3,535
---------------------------------------------------------------------------------
infoUSA, Inc. 1                                           18,500         207,015
---------------------------------------------------------------------------------
Integral Systems, Inc.                                       100           1,945
---------------------------------------------------------------------------------
iPayment Holdings, Inc. 1                                  2,500         123,800
---------------------------------------------------------------------------------
Keane, Inc. 1                                              1,600          23,520
---------------------------------------------------------------------------------
Lawson Software, Inc. 1                                   24,500         168,315
---------------------------------------------------------------------------------
Manhattan Associates, Inc. 1                                 200           4,776
---------------------------------------------------------------------------------
ManTech International Corp. 1                              2,400          56,976
---------------------------------------------------------------------------------
MPS Group, Inc. 1                                         14,500         177,770
---------------------------------------------------------------------------------
NetScout Systems, Inc. 1                                     200           1,396
---------------------------------------------------------------------------------
Pegasus Solutions, Inc. 1                                  3,000          37,800
---------------------------------------------------------------------------------
Perot Systems Corp., Cl. A 1                               3,100          49,693
---------------------------------------------------------------------------------
RightNow Technologies, Inc. 1                              4,700          75,905
---------------------------------------------------------------------------------
Sabre Holdings Corp.                                       6,400         141,824
---------------------------------------------------------------------------------
Sapient Corp. 1                                           39,400         311,654

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

IT SERVICES Continued
SRA International, Inc., Cl. A 1                           1,800   $     115,560
---------------------------------------------------------------------------------
SS&C Technologies, Inc.                                    8,300         171,395
---------------------------------------------------------------------------------
Startek, Inc.                                              4,400         125,180
---------------------------------------------------------------------------------
TNS, Inc. 1                                                  900          19,665
                                                                   --------------
                                                                       3,847,113

---------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.0%
TransAct Technologies, Inc. 1                              3,750          80,100
---------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.7%
Actel Corp. 1                                              9,700         170,138
---------------------------------------------------------------------------------
ADE Corp. 1                                                4,500          84,240
---------------------------------------------------------------------------------
Advanced Energy Industries, Inc. 1                        13,800         125,994
---------------------------------------------------------------------------------
Agere Systems, Inc., Cl. A 1                              88,900         121,793
---------------------------------------------------------------------------------
Applied Micro Circuits Corp. 1                            74,700         314,487
---------------------------------------------------------------------------------
Atheros Communications, Inc. 1                             4,800          49,200
---------------------------------------------------------------------------------
Atmel Corp. 1                                            113,400         444,528
---------------------------------------------------------------------------------
ATMI, Inc. 1                                              11,900         268,107
---------------------------------------------------------------------------------
Axcelis Technologies, Inc. 1                              30,500         247,965
---------------------------------------------------------------------------------
Cabot Microelectronics Corp. 1                             6,800         272,340
---------------------------------------------------------------------------------
Cascade Microtech, Inc. 1                                  5,000          67,100
---------------------------------------------------------------------------------
Cirrus Logic, Inc. 1                                      31,100         171,361
---------------------------------------------------------------------------------
Cohu, Inc.                                                 5,300          98,368
---------------------------------------------------------------------------------
Cree, Inc. 1                                              10,000         400,800
---------------------------------------------------------------------------------
Cymer, Inc. 1                                              3,700         109,298
---------------------------------------------------------------------------------
Cypress Semiconductor Corp. 1                              6,900          80,937
---------------------------------------------------------------------------------
Diodes, Inc. 1                                             8,150         184,435
---------------------------------------------------------------------------------
DSP Group, Inc. 1                                         10,900         243,397
---------------------------------------------------------------------------------
Entegris, Inc. 1                                           8,100          80,595
---------------------------------------------------------------------------------
Exar Corp. 1                                               5,000          70,950
---------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc., Cl. A 1      10,800         175,608
---------------------------------------------------------------------------------
FormFactor, Inc. 1                                         5,300         143,842
---------------------------------------------------------------------------------
Genesis Microchip, Inc. 1                                  1,300          21,086
---------------------------------------------------------------------------------
Helix Technology Corp.                                    11,100         193,029
---------------------------------------------------------------------------------
Integrated Circuit Systems, Inc. 1                         7,300         152,716
---------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                      24,100         278,596
---------------------------------------------------------------------------------
International Rectifier Corp. 1                              800          35,656
---------------------------------------------------------------------------------
Intersil Corp., Cl. A                                     17,400         291,276
---------------------------------------------------------------------------------
Kopin Corp. 1                                             10,600          41,022
---------------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc. 1                        10,900          93,958
---------------------------------------------------------------------------------
Lam Research Corp. 1                                       5,100         147,441
---------------------------------------------------------------------------------
Lattice Semiconductor Corp. 1                             29,100         165,870
---------------------------------------------------------------------------------
LSI Logic Corp. 1                                         39,000         213,720
---------------------------------------------------------------------------------
MEMC Electronic Materials, Inc. 1                         11,600         153,700
---------------------------------------------------------------------------------
Micrel, Inc. 1                                            40,400         445,208
---------------------------------------------------------------------------------
Microsemi Corp. 1                                         26,500         460,040

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
Microtune, Inc. 1                                         24,900   $     152,139
---------------------------------------------------------------------------------
Mindspeed Technologies, Inc. 1                             7,900          21,962
---------------------------------------------------------------------------------
MIPS Technologies, Inc., Cl. A 1                          12,000         118,200
---------------------------------------------------------------------------------
Monolithic System Technology, Inc. 1                       1,000           6,230
---------------------------------------------------------------------------------
Mykrolis Corp. 1                                          16,400         232,388
---------------------------------------------------------------------------------
Nanometrics, Inc. 1                                        3,800          61,252
---------------------------------------------------------------------------------
OmniVision Technologies, Inc. 1                            2,500          45,875
---------------------------------------------------------------------------------
PDF Solutions, Inc. 1                                      3,200          51,552
---------------------------------------------------------------------------------
Photronics, Inc. 1                                        13,600         224,400
---------------------------------------------------------------------------------
Pixelworks, Inc. 1                                         6,800          77,112
---------------------------------------------------------------------------------
PLX Technology, Inc. 1                                     4,700          48,880
---------------------------------------------------------------------------------
PMC-Sierra, Inc. 1                                        12,900         145,125
---------------------------------------------------------------------------------
Rambus, Inc. 1                                             7,200         165,600
---------------------------------------------------------------------------------
RF Micro Devices, Inc. 1                                   5,800          39,672
---------------------------------------------------------------------------------
Rudolph Technologies, Inc. 1                               7,200         123,624
---------------------------------------------------------------------------------
Semtech Corp. 1                                            4,200          91,854
---------------------------------------------------------------------------------
Sigmatel, Inc. 1                                           4,900         174,097
---------------------------------------------------------------------------------
Silicon Image, Inc. 1                                     21,000         345,660
---------------------------------------------------------------------------------
Silicon Storage Technology, Inc. 1                        39,700         236,215
---------------------------------------------------------------------------------
Siliconix, Inc. 1                                            200           7,298
---------------------------------------------------------------------------------
Skyworks Solutions, Inc. 1                                13,300         125,419
---------------------------------------------------------------------------------
Standard Microsystems Corp. 1                              3,400          60,622
---------------------------------------------------------------------------------
Supertex, Inc. 1                                             300           6,510
---------------------------------------------------------------------------------
Teradyne, Inc. 1                                           5,900         100,713
---------------------------------------------------------------------------------
Tessera Technologies, Inc. 1                               4,800         178,608
---------------------------------------------------------------------------------
Trident Microsystems, Inc. 1                               5,500          91,960
---------------------------------------------------------------------------------
Ultra Clean Holdings, Inc. 1                               2,900          17,574
---------------------------------------------------------------------------------
Ultratech, Inc. 1                                          6,700         126,295
---------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc. 1          2,100          77,385
---------------------------------------------------------------------------------
Virage Logic Corp. 1                                       6,200         115,134
                                                                   --------------
                                                                       9,888,156

---------------------------------------------------------------------------------
SOFTWARE--4.6%
Activision, Inc. 1                                        10,150         204,827
---------------------------------------------------------------------------------
Actuate Corp. 1                                            5,600          14,280
---------------------------------------------------------------------------------
Advent Software, Inc. 1                                    3,900          79,872
---------------------------------------------------------------------------------
Agile Software Corp. 1                                     4,300          35,131
---------------------------------------------------------------------------------
Amdocs Ltd. 1                                              2,300          60,375
---------------------------------------------------------------------------------
Ansoft Corp. 1                                             4,000          80,800
---------------------------------------------------------------------------------
Ansys, Inc. 1                                             15,600         500,136
---------------------------------------------------------------------------------
Ascential Software Corp. 1                                 6,300         102,753
---------------------------------------------------------------------------------
Aspen Technology, Inc. 1                                   5,700          35,397
---------------------------------------------------------------------------------
Autodesk, Inc.                                             2,600          98,670
---------------------------------------------------------------------------------
BEA Systems, Inc. 1                                       14,000         124,040
---------------------------------------------------------------------------------
Blackbaud, Inc. 1                                            600           8,784

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

SOFTWARE Continued
BMC Software, Inc. 1                                      10,500   $     195,300
---------------------------------------------------------------------------------
Borland Software Corp. 1                                  22,100         258,128
---------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1                             2,000          27,620
---------------------------------------------------------------------------------
Catapult Communications Corp. 1                            6,300         152,208
---------------------------------------------------------------------------------
CCC Information Services Group, Inc. 1                       400           8,884
---------------------------------------------------------------------------------
Cognos, Inc. 1                                             2,700         118,962
---------------------------------------------------------------------------------
Compuware Corp. 1                                         21,100         136,517
---------------------------------------------------------------------------------
Concur Technologies, Inc. 1                                  600           5,346
---------------------------------------------------------------------------------
E.piphany, Inc. 1                                          8,500          41,055
---------------------------------------------------------------------------------
Entrust Technologies, Inc. 1                              21,400          81,106
---------------------------------------------------------------------------------
ePlus, inc. 1                                              1,700          20,077
---------------------------------------------------------------------------------
FactSet Research Systems, Inc.                             4,900         286,356
---------------------------------------------------------------------------------
Fair Isaac Corp.                                           4,500         165,060
---------------------------------------------------------------------------------
FileNet Corp. 1                                            6,500         167,440
---------------------------------------------------------------------------------
Hyperion Solutions Corp. 1                                 2,300         107,226
---------------------------------------------------------------------------------
Informatica Corp. 1                                       17,600         142,912
---------------------------------------------------------------------------------
InterVoice-Brite, Inc. 1                                  12,400         165,540
---------------------------------------------------------------------------------
JDA Software Group, Inc. 1                                 1,400          19,068
---------------------------------------------------------------------------------
Kronos, Inc. 1                                             6,150         314,450
---------------------------------------------------------------------------------
Macromedia, Inc. 1                                         5,100         158,712
---------------------------------------------------------------------------------
Macrovision Corp. 1                                        8,700         223,764
---------------------------------------------------------------------------------
Manugistics Group, Inc. 1                                 15,100          43,337
---------------------------------------------------------------------------------
McAfee, Inc. 1                                             7,900         228,547
---------------------------------------------------------------------------------
Micromuse, Inc. 1                                         16,500          91,575
---------------------------------------------------------------------------------
MICROS Systems, Inc. 1                                     1,500         117,090
---------------------------------------------------------------------------------
Midway Games, Inc. 1                                       6,400          67,200
---------------------------------------------------------------------------------
Mobius Management Systems, Inc. 1                          4,000          29,016
---------------------------------------------------------------------------------
MRO Software, Inc. 1                                       5,600          72,912
---------------------------------------------------------------------------------
MSC.Software Corp. 1                                         600           6,282
---------------------------------------------------------------------------------
NetIQ Corp. 1                                             11,400         139,194
---------------------------------------------------------------------------------
Open Solutions, Inc. 1                                       600          15,576
---------------------------------------------------------------------------------
OPNET Technologies, Inc. 1                                 1,500          12,630
---------------------------------------------------------------------------------
PalmSource, Inc. 1                                         4,500          57,330
---------------------------------------------------------------------------------
Parametric Technology Corp. 1                             93,700         551,893
---------------------------------------------------------------------------------
Pervasive Software, Inc. 1                                   200             970
---------------------------------------------------------------------------------
Progress Software Corp. 1                                  1,600          37,360
---------------------------------------------------------------------------------
Quality Systems, Inc. 1                                    3,000         179,400
---------------------------------------------------------------------------------
Quest Software, Inc. 1                                     2,200          35,090
---------------------------------------------------------------------------------
RSA Security, Inc. 1                                      17,900         359,074
---------------------------------------------------------------------------------
Siebel Systems, Inc. 1                                     7,400          77,700
---------------------------------------------------------------------------------
SoftBrands, Inc. 1                                         1,900           4,180
---------------------------------------------------------------------------------
Sonic Solutions, Inc. 1                                    6,200         139,128
---------------------------------------------------------------------------------
Sybase, Inc. 1                                            27,800         554,610
---------------------------------------------------------------------------------
Synopsys, Inc. 1                                           7,700         151,074
---------------------------------------------------------------------------------
Synplicity, Inc. 1                                         1,100           6,512

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

SOFTWARE Continued
Take-Two Interactive Software, Inc. 1                     10,500   $     365,295
---------------------------------------------------------------------------------
THQ, Inc. 1                                               16,400         376,216
---------------------------------------------------------------------------------
TIBCO Software, Inc. 1                                    43,500         580,290
---------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A 1              5,600         111,160
---------------------------------------------------------------------------------
Ulticom, Inc. 1                                           11,100         177,933
---------------------------------------------------------------------------------
Verint Systems, Inc. 1                                     2,700          98,091
---------------------------------------------------------------------------------
Verity, Inc. 1                                            10,900         143,008
---------------------------------------------------------------------------------
Wind River Systems, Inc. 1                                35,700         483,735
---------------------------------------------------------------------------------
Witness Systems, Inc. 1                                   15,300         267,138
                                                                   --------------
                                                                       9,721,342

---------------------------------------------------------------------------------
MATERIALS--7.0%
---------------------------------------------------------------------------------
CHEMICALS--2.4%
Agrium, Inc.                                               6,500         109,525
---------------------------------------------------------------------------------
Albemarle Corp.                                            3,400         131,614
---------------------------------------------------------------------------------
American Vanguard Corp.                                      800          29,424
---------------------------------------------------------------------------------
Arch Chemicals, Inc.                                       7,000         201,460
---------------------------------------------------------------------------------
Cabot Corp.                                               10,700         413,876
---------------------------------------------------------------------------------
Cambrex Corp.                                              2,500          67,750
---------------------------------------------------------------------------------
Compass Minerals International, Inc.                      12,100         293,183
---------------------------------------------------------------------------------
Crompton Corp.                                            17,100         201,780
---------------------------------------------------------------------------------
Cytec Industries, Inc.                                     2,500         128,550
---------------------------------------------------------------------------------
Eastman Chemical Co.                                       2,800         161,644
---------------------------------------------------------------------------------
Engelhard Corp.                                            2,300          70,541
---------------------------------------------------------------------------------
FMC Corp. 1                                               11,100         536,130
---------------------------------------------------------------------------------
Fuller (H.B.) Co.                                          3,000          85,530
---------------------------------------------------------------------------------
Georgia Gulf Corp.                                         9,400         468,120
---------------------------------------------------------------------------------
Great Lakes Chemical Corp.                                 8,700         247,863
---------------------------------------------------------------------------------
Hercules, Inc. 1                                           1,500          22,275
---------------------------------------------------------------------------------
MacDermid, Inc.                                           11,000         397,100
---------------------------------------------------------------------------------
Material Sciences Corp. 1                                    400           7,196
---------------------------------------------------------------------------------
Minerals Technologies, Inc.                                1,500         100,050
---------------------------------------------------------------------------------
Mosaic Co. (The) 1                                         4,900          79,968
---------------------------------------------------------------------------------
OM Group, Inc. 1                                           6,300         204,246
---------------------------------------------------------------------------------
Omnova Solutions, Inc. 1                                   3,300          18,546
---------------------------------------------------------------------------------
PolyOne Corp. 1                                           13,900         125,934
---------------------------------------------------------------------------------
Schulman (A.), Inc.                                        4,200          89,922
---------------------------------------------------------------------------------
Scotts Co. (The), Cl. A 1                                  2,800         205,856
---------------------------------------------------------------------------------
Stepan Co.                                                 1,400          34,104
---------------------------------------------------------------------------------
Terra Industries, Inc. 1                                  36,100         320,568
---------------------------------------------------------------------------------
Valspar Corp. (The)                                          600          30,006
---------------------------------------------------------------------------------
W.R. Grace & Co. 1                                        15,200         206,872
---------------------------------------------------------------------------------
Westlake Chemical Corp.                                    5,100         170,340
                                                                   --------------
                                                                       5,159,973

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

CONSTRUCTION MATERIALS--0.6%
AMCOL International Corp.                                  4,900   $      98,441
---------------------------------------------------------------------------------
Eagle Materials, Inc.                                      5,600         483,560
---------------------------------------------------------------------------------
Eagle Materials, Inc., Cl. B                                 100           8,430
---------------------------------------------------------------------------------
Florida Rock Industries, Inc.                              1,400          83,342
---------------------------------------------------------------------------------
Martin Marietta Materials, Inc.                            4,700         252,202
---------------------------------------------------------------------------------
Texas Industries, Inc.                                     3,100         193,378
---------------------------------------------------------------------------------
Vulcan Materials Co.                                       2,400         131,064
                                                                   --------------
                                                                       1,250,417

---------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.3%
AptarGroup, Inc.                                           3,500         184,730
---------------------------------------------------------------------------------
Ball Corp.                                                 1,800          79,164
---------------------------------------------------------------------------------
Bemis Co., Inc.                                              900          26,181
---------------------------------------------------------------------------------
Caraustar Industries, Inc. 1                               4,600          77,372
---------------------------------------------------------------------------------
Crown Holdings, Inc. 1                                    31,900         438,306
---------------------------------------------------------------------------------
Graphic Packaging Corp. 1                                  8,900          64,080
---------------------------------------------------------------------------------
Greif, Inc., Cl. A                                         8,000         448,000
---------------------------------------------------------------------------------
Longview Fibre Co.                                         6,700         121,538
---------------------------------------------------------------------------------
Owens-Illinois, Inc. 1                                    15,700         355,605
---------------------------------------------------------------------------------
Packaging Corp. of America                                 1,600          37,680
---------------------------------------------------------------------------------
Packaging Dynamics Corp.                                     760          10,944
---------------------------------------------------------------------------------
Pactiv Corp. 1                                             2,000          50,580
---------------------------------------------------------------------------------
Rock-Tenn Co., Cl. A                                       5,700          86,412
---------------------------------------------------------------------------------
Silgan Holdings, Inc.                                      9,700         591,312
---------------------------------------------------------------------------------
Smurfit-Stone Container Corp.                              4,200          78,456
                                                                   --------------
                                                                       2,650,360

---------------------------------------------------------------------------------
METALS & MINING--1.9%
AK Steel Holding Corp. 1                                  40,900         591,823
---------------------------------------------------------------------------------
Aleris International, Inc. 1                               3,300          55,836
---------------------------------------------------------------------------------
Amerigo Resources Ltd. 1                                  16,000          25,773
---------------------------------------------------------------------------------
Brush Engineered Materials, Inc. 1                         5,300          98,050
---------------------------------------------------------------------------------
Carpenter Technology Corp.                                 5,800         339,068
---------------------------------------------------------------------------------
Castle (A.M.) & Co. 1                                      3,800          45,372
---------------------------------------------------------------------------------
Cleveland-Cliffs, Inc.                                     2,200         228,492
---------------------------------------------------------------------------------
Commercial Metals Co.                                      3,400         171,904
---------------------------------------------------------------------------------
Dynatec Corp. 1                                           73,900          67,846
---------------------------------------------------------------------------------
FNX Mining Co., Inc. 1                                    17,200          74,361
---------------------------------------------------------------------------------
Foundation Coal Holdings, Inc. 1                           3,500          80,710
---------------------------------------------------------------------------------
Goldcorp, Inc.                                             1,500          22,610
---------------------------------------------------------------------------------
Inmet Mining Corp. 1                                       8,800         158,204
---------------------------------------------------------------------------------
Massey Energy Co.                                          3,200         111,840
---------------------------------------------------------------------------------
Meridian Gold, Inc. 1                                        900          17,081
---------------------------------------------------------------------------------
Metal Management, Inc.                                     8,500         228,395
---------------------------------------------------------------------------------
Olympic Steel, Inc. 1                                      8,700         230,637
---------------------------------------------------------------------------------
Oregon Steel Mills, Inc. 1                                 8,500         172,465

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

METALS & MINING Continued
Quanex Corp.                                                 500   $      34,285
---------------------------------------------------------------------------------
Roanoke Electric Steel Corp.                                 500          10,336
---------------------------------------------------------------------------------
RTI International Metals, Inc. 1                           2,900          59,566
---------------------------------------------------------------------------------
Ryerson Tull, Inc.                                        11,700         184,275
---------------------------------------------------------------------------------
Southern Peru Copper Corp.                                 3,400         160,514
---------------------------------------------------------------------------------
Steel Dynamics, Inc.                                       2,400          90,912
---------------------------------------------------------------------------------
Steel Technologies, Inc.                                   3,900         107,289
---------------------------------------------------------------------------------
Stillwater Mining Co. 1                                    9,400         105,844
---------------------------------------------------------------------------------
Titanium Metals Corp. 1                                    2,800          67,592
---------------------------------------------------------------------------------
United States Steel Corp.                                  2,800         143,500
---------------------------------------------------------------------------------
Wheaton River Minerals Ltd. 1                             16,100          52,406
---------------------------------------------------------------------------------
Wheeling-Pittsburg Corp. 1                                 2,300          88,642
---------------------------------------------------------------------------------
Worthington Industries, Inc.                              11,800         231,044
                                                                   --------------
                                                                       4,056,672

---------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.8%
Bowater, Inc.                                              2,500         109,925
---------------------------------------------------------------------------------
Buckeye Technologies, Inc. 1                               5,300          68,953
---------------------------------------------------------------------------------
Deltic Timber Corp.                                          400          16,980
---------------------------------------------------------------------------------
Glatfelter                                                11,800         180,304
---------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                    9,000         240,660
---------------------------------------------------------------------------------
Neenah Paper, Inc. 1                                       5,900         192,340
---------------------------------------------------------------------------------
Pope & Talbot, Inc.                                       12,300         210,453
---------------------------------------------------------------------------------
Potlatch Corp.                                            10,300         520,974
---------------------------------------------------------------------------------
Wausau-Mosinee Paper Corp.                                 8,500         151,810
                                                                   --------------
                                                                       1,692,399

---------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.0%
---------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
Alaska Communications Systems Group, Inc. 1                5,000          43,150
---------------------------------------------------------------------------------
Arbinet Holdings, Inc. 1                                   3,600          89,460
---------------------------------------------------------------------------------
CenturyTel, Inc.                                           4,800         170,256
---------------------------------------------------------------------------------
Commonwealth Telephone Enterprises, Inc. 1                   100           4,966
---------------------------------------------------------------------------------
Crown Castle International Corp. 1                         3,200          53,248
---------------------------------------------------------------------------------
CT Communications, Inc.                                    3,400          41,820
---------------------------------------------------------------------------------
D&E Communications, Inc.                                     300           3,615
---------------------------------------------------------------------------------
Iowa Telecommunications Services, Inc. 1                   6,700         144,519
---------------------------------------------------------------------------------
North Pittsburgh Systems, Inc.                             5,200         128,596
---------------------------------------------------------------------------------
Shenandoah Telecommunications Co.                            600          17,970
---------------------------------------------------------------------------------
Time Warner Telecom, Inc., Cl. A 1                         1,500           6,540
                                                                   --------------
                                                                         704,140

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--0.7%
@Road, Inc. 1                                              9,000   $      62,190
---------------------------------------------------------------------------------
AirGate PCS, Inc. 1                                        1,400          49,840
---------------------------------------------------------------------------------
Alamosa Holdings, Inc. 1                                  15,600         194,532
---------------------------------------------------------------------------------
Boston Communications Group, Inc. 1                        1,800          16,632
---------------------------------------------------------------------------------
InPhonic, Inc. 1                                           3,000          82,440
---------------------------------------------------------------------------------
Nextel Partners, Inc., Cl. A 1                             6,400         125,056
---------------------------------------------------------------------------------
Price Communications Corp.                                 3,000          55,770
---------------------------------------------------------------------------------
SBA Communications Corp. 1                                15,600         144,768
---------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                             1,400         107,730
---------------------------------------------------------------------------------
UbiquiTel, Inc. 1                                         52,100         370,952
---------------------------------------------------------------------------------
United States Cellular Corp. 1                             2,000          89,520
---------------------------------------------------------------------------------
USA Mobility, Inc. 1                                       5,400         190,674
                                                                   --------------
                                                                       1,490,104

---------------------------------------------------------------------------------
UTILITIES--1.6%
---------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.2%
ALLETE, Inc.                                               5,100         187,425
---------------------------------------------------------------------------------
Aquila, Inc. 1                                            38,200         140,958
---------------------------------------------------------------------------------
Calpine Corp. 1                                           27,900         109,926
---------------------------------------------------------------------------------
Canadian Hydro Developers, Inc. 1                         14,000          39,611
---------------------------------------------------------------------------------
CH Energy Group, Inc.                                      6,600         317,130
---------------------------------------------------------------------------------
CMS Energy Corp. 1                                        42,200         440,990
---------------------------------------------------------------------------------
Duquesne Light Holdings, Inc.                                100           1,885
---------------------------------------------------------------------------------
El Paso Electric Co. 1                                     5,100          96,594
---------------------------------------------------------------------------------
Green Mountain Power Corp.                                 1,000          28,830
---------------------------------------------------------------------------------
IDACORP, Inc.                                             13,100         400,467
---------------------------------------------------------------------------------
Northeast Utilities Co.                                    4,800          90,480
---------------------------------------------------------------------------------
NRG Energy, Inc. 1                                         1,300          46,865
---------------------------------------------------------------------------------
Ormat Technologies, Inc. 1                                17,400         283,272
---------------------------------------------------------------------------------
PNM Resources, Inc.                                       10,100         255,429
---------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                     2,700          36,855
                                                                   --------------
                                                                       2,476,717

---------------------------------------------------------------------------------
GAS UTILITIES--0.3%
Atmos Energy Corp.                                         7,400         202,390
---------------------------------------------------------------------------------
Chesapeake Utilities Corp.                                 1,300          34,710
---------------------------------------------------------------------------------
Energen Corp.                                              2,200         129,690
---------------------------------------------------------------------------------
Laclede Group, Inc. (The)                                    600          18,690
---------------------------------------------------------------------------------
New Jersey Resources Corp.                                 1,000          43,340
---------------------------------------------------------------------------------
Nicor, Inc.                                                1,500          55,410
---------------------------------------------------------------------------------
ONEOK, Inc.                                                1,800          51,156
---------------------------------------------------------------------------------
Southwest Gas Corp.                                        2,300          58,420
---------------------------------------------------------------------------------
WGL Holdings, Inc.                                           200           6,168
                                                                   --------------
                                                                         599,974

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
---------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER--0. 1%
Dynegy, Inc. 1                                             8,500   $      39,270
---------------------------------------------------------------------------------
Energy East Corp.                                          1,200          32,000
---------------------------------------------------------------------------------
Sierra Pacific Resources 1                                15,100         158,550
                                                                   --------------
                                                                         229,820
                                                                   --------------
Total Common Stocks (Cost $173,806,959)                              208,999,882

---------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
---------------------------------------------------------------------------------
Simon Property Group Inc., 6% Cv., Non-Vtg
(Cost $3,212)                                                 60           3,553

                                                       PRINCIPAL
                                                          AMOUNT
---------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
---------------------------------------------------------------------------------
Mueller Industries, Inc., 6% Sub. Nts.,
11/1/14 (Cost $51,000)                              $     51,000          50,235

---------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.7%
---------------------------------------------------------------------------------
Undivided interest of 0.39% in joint repurchase
agreement (Principal Amount/Value
$1,443,703,000, with a maturity value of
$1,443,962,867) with UBS Warburg LLC,
2.16%, dated 12/31/04, to be repurchased
at $5,672,021 on 1/3/05, collateralized by
Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071 (Cost $5,671,000)                       5,671,000       5,671,000
---------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash Collateral
from Securities Loaned) (Cost $179,532,171)                          214,724,670

---------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--20.3%
---------------------------------------------------------------------------------
ASSET-BACKED FLOATING NOTES--0.7%
Whitehawk CDO Funding Corp., 2.56%, 3/15/05 4          1,500,000       1,500,000
---------------------------------------------------------------------------------
MASTER FLOATING NOTES--0.8%
Bear Stearns, 2.493%, 1/3/05 4                           250,000         250,000
---------------------------------------------------------------------------------
Merrill Lynch Mortgage Capital, 2.413%, 1/3/05 4       1,500,000       1,500,000
                                                                   --------------
                                                                       1,750,000

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
---------------------------------------------------------------------------------

MEDIUM-TERM FLOATING NOTES--0.3%
Sigma Finance, Inc., 2.502% Medium
Term Nts., 1/25/054                                 $    654,709   $     654,709
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--18.5%
Undivided interest of 1.40% in joint
repurchase agreement (Principal Amount/Value
$2,800,000,000, with a maturity value of
$2,800,550,669) with Nomura Securities,
2.36%, dated 12/31/04, to be repurchased at
$39,316,193 on 1/3/05, collateralized by U.S.
Government Mortgage Agencies, 2.58%-7.50%,
1/15/08-10/15/44, with a value of
$2,908,566,289 4                                      39,308,462      39,308,462
                                                                   --------------

Total Investments Purchased with Cash Collateral
from Securities Loaned (Cost $43,213,171)                             43,213,171

---------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $222,745,342)                                        121.5%  $ 257,937,841
---------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                            (21.5)    (45,690,682)
                                                   ------------------------------
NET ASSETS                                                 100.0%  $ 212,247,159
                                                   ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $55,314 or 0.03% of the Fund's net assets as of December 31, 2004.

3. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2004 was $108,569, which represents
0.05% of the Fund's net assets, all of which is considered restricted. See Note
6 of Notes to Financial Statements.

4. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of Notes to Financial
Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of $42,237,021) (cost $222,745,342)
--see accompanying statement of investments                                                                     $ 257,937,841
------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                  541,763
------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                    4,003,790
Shares of beneficial interest sold                                                                                    378,981
Interest and dividends                                                                                                100,357
Other                                                                                                                   3,053
                                                                                                                --------------
Total assets                                                                                                      262,965,785

------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                         43,213,171
------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                               6,775,389
Shares of beneficial interest redeemed                                                                                579,239
Distribution and service plan fees                                                                                     95,006
Shareholder communications                                                                                             18,272
Trustees' compensation                                                                                                  4,860
Transfer and shareholder servicing agent fees                                                                           1,723
Other                                                                                                                  30,966
                                                                                                                --------------
Total liabilities                                                                                                  50,718,626

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                      $ 212,247,159
                                                                                                                ==============

------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                                      $      13,275
------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                        171,354,624
------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                                       (52,556)
------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                                      5,739,256
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                                                                                         35,192,560
                                                                                                                --------------
NET ASSETS                                                                                                      $ 212,247,159
                                                                                                                ==============

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $38,635,539
and 2,406,937 shares of beneficial interest outstanding)                                                        $       16.05
------------------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $173,611,620
and 10,868,312 shares of beneficial interest outstanding)                                                       $       15.97

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $2,509)                    $   1,144,958
----------------------------------------------------------------------------------------
Portfolio lending fees                                                          100,675
----------------------------------------------------------------------------------------
Interest                                                                         64,642
                                                                          --------------
Total investment income                                                       1,310,275

----------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------
Management fees                                                               1,070,988
----------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                              279,935
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                               10,029
Service shares                                                                   10,136
----------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                4,565
Service shares                                                                   19,063
----------------------------------------------------------------------------------------
Trustees' compensation                                                            7,102
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                       2,542
----------------------------------------------------------------------------------------
Other                                                                            41,355
                                                                          --------------
Total expenses                                                                1,445,715
Less reduction to custodian expenses                                               (805)
                                                                          --------------
Net expenses                                                                  1,444,910

----------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                            (134,635)

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
----------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                   9,552,785
Foreign currency transactions                                                    26,819
                                                                          --------------
Net realized gain                                                             9,579,604
----------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                  19,928,773
Translation of assets and liabilities denominated in foreign currencies         175,318
                                                                          --------------
Net change in unrealized appreciation                                        20,104,091

----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  29,549,060
                                                                          ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                               2004            2003
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                              $    (134,635)  $   (168,501)
------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                    9,579,604      2,703,929
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                               20,104,091     15,038,979
                                                                                                 -----------------------------
Net increase in net assets resulting from operations                                                29,549,060     17,574,407

------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                   5,097,638        536,751
Service shares                                                                                      87,389,394     46,411,899

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                     122,036,092     64,523,057
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                 90,211,067     25,688,010
                                                                                                 -----------------------------
End of period (including accumulated net investment loss of $52,556 and $32,616, respectively)   $ 212,247,159   $ 90,211,067
                                                                                                 =============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,           2004       2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  13.44   $   9.31   $  11.05   $  11.09   $  14.07
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .01 1     (.03)      (.01)        -- 2     (.03)
Net realized and unrealized gain (loss)                 2.60       4.16      (1.73)      (.04)     (2.35)
                                                    ------------------------------------------------------
Total from investment operations                        2.61       4.13      (1.74)      (.04)     (2.38)
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      --         --         --         --       (.60)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  16.05   $  13.44   $   9.31   $  11.05   $  11.09
                                                    ======================================================

----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     19.42%     44.36%    (15.75)%    (0.36)%   (18.34)%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $ 38,636   $ 27,551   $ 19,577   $ 18,514   $ 14,599
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $ 30,871   $ 20,271   $ 20,505   $ 15,307   $ 12,576
----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                            0.06%     (0.30)%    (0.09)%    (0.01)%    (0.29)%
Total expenses                                          0.83%      1.01%      1.00%      1.05%      1.37%
Expenses after payments and waivers and reduction
to custodian expenses                                    N/A 5      N/A 5      N/A 5      N/A 5     1.35%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  147%       130%       121%       213%       162%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                                        2004         2003         2002     2001 1
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $   13.40     $   9.29     $  11.05    $ 10.61
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                   (.02) 2      (.02)        (.01)        -- 3
Net realized and unrealized gain (loss)                                        2.59         4.13        (1.75)       .44
                                                                          ------------------------------------------------
Total from investment operations                                               2.57         4.11        (1.76)       .44
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                                             --           --           --         --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   15.97     $  13.40     $   9.29    $ 11.05
                                                                          ================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                                            19.18%       44.24%      (15.93)%     4.15%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $ 173,612     $ 62,660     $  6,111    $   108
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                         $ 112,279     $ 25,018     $  2,228    $    26
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment loss                                                           (0.14)%      (0.43)%      (0.26)%    (0.34)%
Total expenses                                                                 1.06%        1.23%        1.21%      1.19%
Expenses after payments and waivers and reduction to custodian expenses         N/A 6        N/A 6       1.19%       N/A 6
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         147%         130%         121%       213%

1. For the period from July 16, 2001 (inception of offering) to December 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Small Cap Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The
Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED    ACCUMULATED            OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM           LOSS           FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $ --               $ 5,832,268       $ 15,991                 $ 35,066,036

1. The Fund had $1,241 of post-October foreign currency losses which were deferred.

2. The Fund had $14,750 of post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended December 31, 2004, the Fund utilized $3,233,886 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2003, the Fund utilized $2,435,654 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                              REDUCTION TO      REDUCTION TO
                               ACCUMULATED   ACCUMULATED NET
          INCREASE TO       NET INVESTMENT     REALIZED GAIN
          PAID-IN CAPITAL             LOSS    ON INVESTMENTS 5
          ----------------------------------------------------
          $ 491,766              $ 114,695         $ 606,461

5. $599,308, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

No distributions were paid during the years ended December 31, 2004 and December
31, 2003.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities   $ 222,871,866
                                               ==============

              Gross unrealized appreciation    $  36,927,077
              Gross unrealized depreciation       (1,861,041)
                                               --------------
              Net unrealized appreciation      $  35,066,036
                                               ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED AUGUST 31, 2004    YEAR ENDED AUGUST 31, 2003
                               SHARES          AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                          989,664   $  13,869,116       826,676   $   9,370,135
Redeemed                     (632,898)     (8,771,478)     (879,995)     (8,833,384)
                          ---------------------------------------------------------
Net increase (decrease)       356,766   $   5,097,638       (53,319)  $     536,751
                          =========================================================

-----------------------------------------------------------------------------------
SERVICE SHARES
Sold                        7,817,367   $ 110,026,860     4,910,616   $  56,495,920
Redeemed                   (1,624,349)    (22,637,466)     (892,849)    (10,084,021)
                          ---------------------------------------------------------
Net increase                6,193,018   $  87,389,394     4,017,767   $  46,411,899
                          =========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were
$297,239,226 and $206,565,862, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$20,106 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Information concerning restricted securities is as follows:

                                                                         UNREALIZED
                         ACQUISITION                VALUATION AS OF    APPRECIATION
SECURITY                       DATES       COST   DECEMBER 31, 2004   (DEPRECIATION)
------------------------------------------------------------------------------------

Lightning Energy Ltd.        11/8/04   $ 53,664            $ 49,293        $ (4,371)
ProspEx Resources Ltd.      11/17/04      9,233               9,605             372
Tusk Energy Corp.           11/15/04     38,148              49,671          11,523

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had on loan securities valued at $42,237,021. Cash of $43,213,171 was received as collateral for the loans, all of which was invested in approved instruments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MONEY FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Money Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Money Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                     PRINCIPAL           VALUE
                                                        AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--13.7%
-------------------------------------------------------------------------------
DOMESTIC CERTIFICATES OF DEPOSIT--2.0%
Citibank NA, 2.31%, 2/23/05                        $ 2,000,000   $   2,000,000
-------------------------------------------------------------------------------
Washington Mutual Bank FA,
2.29%, 2/11/05                                       2,000,000       2,000,000
                                                                 --------------
                                                                     4,000,000

-------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--11.7%
Bank of Montreal Chicago, 2.28%,
1/13/05                                              2,000,000       2,000,000
-------------------------------------------------------------------------------
BNP Paribas, New York, 2.33%,
6/22/05 1                                            5,000,000       4,998,933
-------------------------------------------------------------------------------
Fortis Bank SA/NV, New York,
2.10%, 1/5/05                                        2,500,000       2,500,000
-------------------------------------------------------------------------------
Nordea Bank Finland plc, New York
Branch, 2.34%, 6/29/05 1                             3,000,000       2,999,482
-------------------------------------------------------------------------------
Societe Generale, New York, 2.33%,
6/14/05 1                                            5,000,000       4,999,321
-------------------------------------------------------------------------------
Svenska Handelsbanken NY, 2.47%,
3/24/05                                              3,500,000       3,500,000
-------------------------------------------------------------------------------
Toronto Dominion Bank, New York,
2.34%, 2/10/05                                       2,000,000       2,000,000
                                                                 --------------
Total Certificates of Deposit (Cost $26,997,736)                    26,997,736

-------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS--8.6%
-------------------------------------------------------------------------------
AB SPINTAB, 2.39%, 2/23/05                           3,000,000       2,989,466
-------------------------------------------------------------------------------
Barclays US Funding Corp.,
2.18%, 1/12/05                                       2,500,000       2,498,335
-------------------------------------------------------------------------------
Calyon North America, Inc.,
2.25%, 1/4/05                                        2,000,000       1,999,625
-------------------------------------------------------------------------------
DnB NOR Bank ASA, 2.27%, 2/1/05                      1,200,000       1,197,654
-------------------------------------------------------------------------------
Governor & Co. of the Bank of
Ireland, 2.08%, 3/29/05 2                            2,000,000       1,989,947
-------------------------------------------------------------------------------
HBOS Treasury Services, 2.33%,
2/28/05                                              1,250,000       1,245,308
-------------------------------------------------------------------------------
Skandinaviska Enskilda Banken AB,
2.45%, 3/23/05 2                                     2,000,000       1,988,975
-------------------------------------------------------------------------------
Standard Federal Bank, 2.17%, 1/7/05                 1,000,000       1,000,000
-------------------------------------------------------------------------------
Swedbank AB, 2.31%, 2/9/05                           2,000,000       1,994,995
                                                                 --------------
Total Direct Bank Obligations
(Cost $16,904,305)                                                  16,904,305

-------------------------------------------------------------------------------
LETTERS OF CREDIT--2.6%
-------------------------------------------------------------------------------
Chase Manhattan Bank, guaranteeing
commercial paper of NATC
California LLC, 2.03%, 1/19/05
(Cost $4,994,925)                                    5,000,000       4,994,925

                                                     PRINCIPAL           VALUE
                                                        AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------
SHORT-TERM NOTES--71.5%
-------------------------------------------------------------------------------
ASSET-BACKED--25.0%
Cable Beach LP, 2.03%, 1/6/05 2                    $ 3,000,000   $   2,999,154
-------------------------------------------------------------------------------
Chesham Finance LLC, 2.38%, 2/28/05 2                1,000,000         996,166
-------------------------------------------------------------------------------
Crown Point Capital Co.:
1.85%, 1/21/05 2                                     4,100,000       4,095,786
2.11%, 3/21/05 2                                     2,325,000       2,314,235
-------------------------------------------------------------------------------
Eiffel Funding LLC, 2.36%, 2/10/05 2                 2,040,000       2,034,651
-------------------------------------------------------------------------------
FCAR Owner Trust I, 2.20%, 1/7/05                    1,000,000         999,633
-------------------------------------------------------------------------------
Gotham Funding Corp., 2.31%,
1/10/05 2                                            1,500,000       1,499,134
-------------------------------------------------------------------------------
GOVCO, Inc., 2.05%, 1/18/05 2                        4,000,000       3,996,128
-------------------------------------------------------------------------------
Grampian Funding LLC, 2.32%,
2/1/05 2                                             1,300,000       1,297,403
-------------------------------------------------------------------------------
Legacy Capital LLC, 2.02%, 3/4/05 2                  2,500,000       2,491,260
-------------------------------------------------------------------------------
Lexington Parker Capital Co. LLC:
2.03%, 1/10/05 2                                     2,000,000       1,998,995
2.15%, 4/5/05 2                                      3,000,000       2,983,158
-------------------------------------------------------------------------------
Neptune Funding Corp., 2.53%,
3/7/05 2                                             3,500,000       3,487,108
-------------------------------------------------------------------------------
New Center Asset Trust, 2.21%,
1/14/05                                              2,500,000       2,498,005
-------------------------------------------------------------------------------
Perry Global Funding LLC,
Series A, 2.06%, 1/24/05 2                           5,266,000       5,259,069
-------------------------------------------------------------------------------
Regency Markets No. 1 LLC, 2.37%,
1/7/05 2                                             2,000,000       1,999,230
-------------------------------------------------------------------------------
Sheffield Receivables Corp., 2.17%,
1/3/05 2                                             1,100,000       1,099,867
-------------------------------------------------------------------------------
Thornburg Mortgage Capital
Resources, 2.11%, 1/31/05 2                          5,000,000       4,992,166
-------------------------------------------------------------------------------
Victory Receivables Corp., 2.22%,
1/14/05 2                                            1,000,000         999,198
-------------------------------------------------------------------------------
Windmill Funding Corp., 2.25%,
1/19/05 2                                            1,000,000         998,875
                                                                 --------------
                                                                    49,039,221

-------------------------------------------------------------------------------
AUTOMOBILES--3.3%
Ande Chevrolet Olds, Inc.,
2.57%, 1/1/05 1                                      2,000,000       2,000,000
-------------------------------------------------------------------------------
BMW US Capital LLC:
2.20%, 1/3/05 2                                      2,500,000       2,499,694
2.30%, 1/14/05 2                                     2,000,000       1,998,339
                                                                 --------------
                                                                     6,498,033

-------------------------------------------------------------------------------
CAPITAL MARKETS--13.3%
Banc of America Securities LLC,
2.32%, 1/3/05 1                                      5,000,000       5,000,000
-------------------------------------------------------------------------------
Bear Stearns Cos., Inc., 2.01%, 1/13/05              3,220,000       3,217,843
-------------------------------------------------------------------------------
First Clearing LLC, 2.41%, 6/6/05 1                  8,000,000       8,000,000
-------------------------------------------------------------------------------
Lehman Brothers, Inc., 2.38%,
12/15/05 1                                           5,000,000       5,000,000

                          6 | OPPENHEIMER MONEY FUND/VA

                                                     PRINCIPAL           VALUE
                                                        AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------
CAPITAL MARKETS--13.3%
Morgan Stanley, 2.34%, 1/21/05                     $ 5,000,000   $   4,993,500
                                                                 --------------
                                                                    26,211,343

-------------------------------------------------------------------------------
COMMERCIAL BANKS--0.8%
Bank of America Corp., 2.19%,
1/13/05                                              1,500,000       1,498,905
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.8%
General Electric Capital Corp.,
2.32%, 2/25/05                                       3,000,000       2,989,367
-------------------------------------------------------------------------------
General Electric Capital Services,
2.46%, 3/21/05                                       3,500,000       3,481,106
-------------------------------------------------------------------------------
Household Finance Corp., 2%,
1/13/05                                              5,000,000       4,996,667
                                                                 --------------
                                                                    11,467,140

-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
Alta Mira LLC, Series 2004, 2.57%,
1/3/05 1                                             2,250,000       2,250,000
-------------------------------------------------------------------------------
INSURANCE--7.9%
Jackson National Life Global Funding,
Series 2004-6, 2.40%, 1/17/05 1,3                    2,500,000       2,500,000
-------------------------------------------------------------------------------
Metropolitan Life Global Funding I,
Series 2003-5, 2.44%, 1/17/05 1,4                    4,000,000       4,000,000
-------------------------------------------------------------------------------
Security Life of Denver Insurance
Co., 2.54%, 1/24/05 1,4                              5,000,000       5,000,000
-------------------------------------------------------------------------------
United of Omaha Life Insurance
Co., 2.38%, 11/17/05 1,4                             4,000,000       4,000,000
                                                                 --------------
                                                                    15,500,000

-------------------------------------------------------------------------------
LEASING & FACTORING--2.0%
American Honda Finance Corp.,
2.79%, 3/11/05 1,3                                   1,000,000       1,000,523
-------------------------------------------------------------------------------
Toyota Motor Credit Corp.,
2.17%, 1/12/05                                       3,000,000       2,998,011
                                                                 --------------
                                                                     3,998,534

-------------------------------------------------------------------------------
OIL & GAS--1.0%
Koch Industries LLC, 2.29%, 1/11/05 2                2,000,000       1,998,728
-------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--11.2%
Cooperative Assn. of Tractor
Dealers, Inc., Series A:
2.35%, 1/4/05                                        2,571,000       2,570,497
2.36%, 2/18/05                                       1,300,000       1,295,909
-------------------------------------------------------------------------------
Cooperative Assn. of Tractor
Dealers, Inc., Series B:
2.36%, 2/15/05                                       1,000,000         997,050
2.40%, 1/5/05                                        2,500,000       2,499,333
2.48%, 3/15/05                                       1,500,000       1,492,457
-------------------------------------------------------------------------------
K2 (USA) LLC:
2.12%, 1/25/05 2                                     1,250,000       1,248,233
2.38%, 6/30/05 1,3                                   3,000,000       2,999,699
-------------------------------------------------------------------------------
LINKS Finance LLC, 2.35%, 12/15/05 1,3               3,000,000       2,999,142

                                                     PRINCIPAL           VALUE
                                                        AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL Continued
Parkland (USA) LLC, 2.38%, 1/14/05 1,3             $ 2,000,000   $   1,999,993
-------------------------------------------------------------------------------
RACERS Trust, Series 2004-6-MM,
2.41%, 1/24/05 1,3                                   1,000,000       1,000,000
-------------------------------------------------------------------------------
Sigma Finance, Inc., 2.35%, 12/15/05 1,3             2,900,000       2,899,200
                                                                 --------------
                                                                    22,001,513
                                                                 --------------
Total Short-Term Notes
(Cost $140,463,417)                                                140,463,417

-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--3.3%
-------------------------------------------------------------------------------
Federal Home Loan Bank,
1.50%, 3/1/05                                        2,000,000       2,000,000
-------------------------------------------------------------------------------
Federal National Mortgage Assn.:
1.375%, 2/18/05                                      2,000,000       2,000,000
1.60%, 5/13/05                                       2,500,000       2,500,000
                                                                 --------------
Total U.S. Government Agencies
(Cost $6,500,000)                                                    6,500,000

-------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $195,860,383)                                       99.7%    195,860,383
-------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            0.3         642,440
                                                   ----------------------------
NET ASSETS                                               100.0%  $ 196,502,823
                                                   ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM  NOTES,  DIRECT BANK OBLIGATIONS AND LETTERS OF CREDIT ARE GENERALLY
TRADED ON A  DISCOUNT  BASIS; THE INTEREST RATE SHOWN IS THE  DISCOUNT RATE
RECEIVED BY THE FUND AT THE TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR
INTEREST AT THE RATES SHOWN.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security  issued in an exempt transaction without registration under the
Securities Act of 1933. Such securities amount to $57,265,499,  or 29.14% of the
Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $15,398,557 or 7.84% of the Fund's net assets as of December 31, 2004.

4. Illiquid security. The aggregate value of illiquid securities as of December
31, 2004 was $13,000,000, which represents 6.62% of the Fund's net assets. See
Note 4 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value (cost $195,860,383)--see accompanying statement of investments   $ 195,860,383
-----------------------------------------------------------------------------------------------------
Cash                                                                                         151,267
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                           674,010
Interest                                                                                     140,157
Other                                                                                          3,085
                                                                                       --------------
Total assets                                                                             196,828,902

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                       176,208
Dividends                                                                                    112,938
Shareholder communications                                                                    17,299
Trustees' compensation                                                                         4,432
Transfer and shareholder servicing agent fees                                                    844
Other                                                                                         14,358
                                                                                       --------------
Total liabilities                                                                            326,079

-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 196,502,823
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $     196,475
-----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               196,306,550
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                    (202)
                                                                                       --------------
NET ASSETS--applicable to 196,475,255 shares of beneficial interest outstanding        $ 196,502,823
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE               $        1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

-------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------
Interest                                               $ 3,151,606

-------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------
Management fees                                            982,603
-------------------------------------------------------------------
Shareholder communications                                  19,605
-------------------------------------------------------------------
Transfer and shareholder servicing agent fees               10,029
-------------------------------------------------------------------
Trustees' compensation                                       5,499
-------------------------------------------------------------------
Custodian fees and expenses                                  3,733
-------------------------------------------------------------------
Other                                                       20,310
                                                       ------------
Total expenses                                           1,041,779
Less reduction to custodian expenses                        (1,310)
                                                       ------------
Net expenses                                             1,040,469

-------------------------------------------------------------------
NET INVESTMENT INCOME                                    2,111,137

-------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS                               481

-------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ 2,111,618
                                                       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                               2004             2003
------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------
Net investment income                                                        $   2,111,137    $   2,534,902
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                               481             (683)
                                                                             -------------------------------
Net increase in net assets resulting from operations                             2,111,618        2,534,219

------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                            (2,111,137)      (2,534,902)

------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from beneficial interest transactions     (41,110,557)    (142,355,858)
------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Total decrease                                                                 (41,110,076)    (142,356,541)
------------------------------------------------------------------------------------------------------------
Beginning of period                                                            237,612,899      379,969,440
                                                                             -------------------------------
End of period                                                                $ 196,502,823    $ 237,612,899
                                                                             ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                     2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain                      .01 1         .01           .01           .04           .06
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.01)         (.01)         (.01)         (.04)         (.06)
Dividends from net realized gain                              --            --            -- 2          --            --
                                                       --------------------------------------------------------------------
Total dividends and/or distributions to shareholders        (.01)         (.01)         (.01)         (.04)         (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                       ====================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                              0.98%         0.79%         1.47%         3.85%         6.26%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 196,503     $ 237,613     $ 379,969     $ 370,229     $ 215,771
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 218,243     $ 316,096     $ 386,457     $ 288,106     $ 204,586
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       0.97%         0.80%         1.46%         3.59%         5.98%
Total expenses                                              0.48% 5       0.47% 5       0.47% 5       0.52% 5       0.51% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Money Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income from investments in
"money market" securities consistent with low capital risk and the maintenance of liquidity. The Trust's investment advisor is OppenheimerFunds, Inc. (the
Manager).

      Shares of the Fund are only sold to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.

     The following is a summary of significant  accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

        UNDISTRIBUTED NET     UNDISTRIBUTED       ACCUMULATED CAPITAL
        INVESTMENT INCOME   LONG-TERM GAINS   LOSS CARRYFORWARD 1,2,3
        -------------------------------------------------------------
        $ 163,152                      $ --                     $ 202

1. As of December 31, 2004, the Fund had $202 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforward were as follows:

               EXPIRING
               ----------------------
               2011             $ 202

2. During the fiscal year December 31, 2004, the Fund utilized $481 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year December 31, 2003, the Fund did not utilize any capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                        YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 2004   DECEMBER 31, 2003
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                  $ 2,111,137         $ 2,534,902

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED DECEMBER 31, 2004    YEAR ENDED DECEMBER 31, 2003
                                                  SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------

Sold                                         135,559,970   $  135,559,970    339,107,835   $  339,107,835
Dividends and/or distributions reinvested      2,042,069        2,042,069      2,603,068        2,603,068
Redeemed                                    (178,712,596)    (178,712,596)  (484,066,761)    (484,066,761)
                                            --------------------------------------------------------------
Net decrease                                 (41,110,557)  $  (41,110,557)  (142,355,858)  $ (142,355,858)
                                            ==============================================================

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.45% of the first $500 million of average annual net assets,
0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of average annual net assets in excess of $1.5 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$10,018 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES

As of December 31, 2004,  investments  in  securities  included  issues that are illiquid.  A security may be considered illiquid if it lacks a readily available market or if its  valuation  has not changed for a certain  period of time.  The
Fund will not invest more than 10% of its net assets  (determined at the time of purchase and reviewed periodically) in illiquid securities.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER STRATEGIC BOND FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Strategic Bond Fund/VA, a series of Oppenheimer Variable Account
Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Strategic Bond Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.4%
--------------------------------------------------------------------------------
Arbor I Ltd., Catastrophe
Linked Nts.,
Series 2004-4, 16.49%, 3/15/06 1                 $     250,000   $       253,774
--------------------------------------------------------------------------------
Bank One Auto Securitization
Trust, Automobile Receivable
Certificates,
Series 2003-1, Cl. A2,
1.29%, 8/21/06                                         212,619           212,242
--------------------------------------------------------------------------------
BMW Vehicle Owner Trust,
Automobile Loan Certificates,
Series 2004-A, Cl. A2,
1.88%, 10/25/06                                        716,519           714,221
--------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust, Automobile Mtg.-Backed
Nts., Series 2004-2, Cl. A3, 3.58%,
1/15/09                                                740,000           739,075
--------------------------------------------------------------------------------
Centex Home Equity Co. LLC,
Home Equity Loan Asset-Backed
Certificates:
Series 2003-C, Cl. AF1,
2.14%, 7/25/18                                          71,469            71,389
Series 2004-A, Cl. AF1,
2.03%, 6/25/19                                         136,318           135,794
Series 2004-D, Cl. AF1,
2.98%, 4/25/20 2                                       338,237           337,140
--------------------------------------------------------------------------------
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3,
3.44%, 4/25/23                                         109,997           110,004
Series 2003-1, Cl. 1A3,
3.14%, 7/25/23                                         302,706           302,548
Series 2003-4, Cl. 1A1,
2.538%, 9/25/17 1                                       53,909            53,938
Series 2003-4, Cl. 1A2,
2.138%, 7/25/18                                        280,000           279,060
Series 2004-1, Cl. 2A1,
2.528%, 9/25/21 1                                      486,551           486,864
--------------------------------------------------------------------------------
Chase Manhattan Auto Owner
Trust, Automobile Loan
Pass-Through Certificates:
Series 2002-A, Cl. A4,
4.24%, 9/15/08                                         152,203           153,155
Series 2003-B, Cl. A2,
1.28%, 3/15/06                                          58,362            58,330
--------------------------------------------------------------------------------
CIT Equipment Collateral,
Equipment Receivable-Backed
Nts., Series 2004-DFS, Cl. A2,
2.66%, 11/20/06 2                                      550,000           547,659
--------------------------------------------------------------------------------
CIT Group Home Equity Loan
Trust, Home Equity Loan
Asset-Backed Certificates,
Series 2003-1, Cl. A2, 2.35%,
4/20/27                                                292,505           291,952

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Citibank Credit Card Issuance
Trust, Credit Card Receivable Nts.,
Series 2002-A3, Cl. A3,
4.40%, 5/15/07                                   $     530,000   $       533,661
--------------------------------------------------------------------------------
CitiFinancial Mortgage Securities,
Inc., Home Equity Collateralized
Mtg. Obligations:
Series 2003-2, Cl. AF1,
2.518%, 5/25/33 1                                       32,335            32,356
Series 2003-3, Cl. AF1,
2.538%, 8/25/33 1                                      144,250           144,346
--------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates,
Series 2002-B, Cl. FX,
10.421%, 3/22/07 2                                     500,000           514,941
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan
Pass-Through Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                  177,134           177,116
Series 2003-B, Cl. A2, 1.61%, 7/10/06                  561,254           560,311
Series 2004-B, Cl. A2, 2.48%, 2/8/07 2                 600,000           598,561
Series 2004-C, Cl. A2, 2.62%, 6/8/07                 1,040,000         1,036,808
--------------------------------------------------------------------------------
Embarcadero Aircraft
Securitization Trust, Airplane
Receivable Nts., Series 2000-A,
Cl. B, 0.678%, 8/15/25 2,3,4                         1,820,063               569
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2004-A,
Cl. A2, 2.13%, 10/15/06                              1,120,000         1,115,639
--------------------------------------------------------------------------------
Harley-Davidson Motorcycle
Trust, Motorcycle Receivable Nts.,
Series 2003-3, Cl. A1, 1.50%, 1/15/08                  389,176           387,801
--------------------------------------------------------------------------------
Honda Auto Receivables
Owner Trust, Automobile
Receivable Obligations:
Series 2003-3, Cl. A2, 1.52%, 4/21/06                  419,992           419,289
Series 2003-4, Cl. A2, 1.58%, 7/17/06                  524,914           523,743
--------------------------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates,
Series 2003-2, Cl. A2,
1.56%, 12/18/06                                        192,376           191,996
--------------------------------------------------------------------------------
M&I Auto Loan Trust,
Automobile Loan Certificates:
Series 2002-1, Cl. A3,
2.49%, 10/22/07                                        229,259           229,227
Series 2003-1, Cl. A2, 1.60%, 7/20/06                  371,164           370,628
--------------------------------------------------------------------------------
National City Auto Receivables
Trust, Automobile Receivable
Obligations, Series 2004-A, Cl. A2,
1.50%, 2/15/07                                         431,428           429,910

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
NC Finance Trust, Collateralized
Mtg. Obligations, Series 1999-I,
Cl. ECFD, 8.75%, 1/25/29 2                       $      66,744   $        17,812
--------------------------------------------------------------------------------
Nissan Auto Lease Trust,
Automobile Lease Obligations:
Series 2003-A, Cl. A2,
1.69%, 12/15/05                                         35,559            35,559
Series 2004-A, Cl. A2,
2.55%, 1/15/07                                         480,000           479,674
--------------------------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Automobile Receivable Nts.:
Series 2002-A, Cl. A4,
4.28%, 10/16/06                                        120,752           121,361
Series 2003-B, Cl. A3,
1.51%, 8/15/07                                         125,776           124,783
Series 2004-A, Cl. A2,
1.40%, 7/17/06                                         499,348           497,341
--------------------------------------------------------------------------------
Option One Mortgage Loan
Trust, Home Equity Mtg.
Obligations, Series 2004-3, Cl. A2,
2.568%, 11/25/34 1,2                                   326,595           326,805
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust, Home Equity
Pass-Through Certificates,
Series 2004-5, Cl. A F2,
3.735%, 11/10/34 2                                     200,000           199,334
--------------------------------------------------------------------------------
Sequoia Capital Ltd.,
Catastrophe Nts.,
Series 2004-2, 7.24%, 3/15/05 1                        250,000           249,931
--------------------------------------------------------------------------------
Toyota Auto Receivables Owner
Trust, Automobile
Mtg.-Backed Obligations:
Series 2002-B, Cl. A3,
3.76%, 6/15/06                                          38,998            39,054
Series 2003-B, Cl. A2,
1.43%, 2/15/06                                         162,898           162,799
--------------------------------------------------------------------------------
USAA Auto Owner Trust,
Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3,
2.41%, 10/16/06                                        102,245           102,242
Series 2004-1, Cl. A2,
1.43%, 9/15/06                                       1,196,193         1,192,385
Series 2004-2, Cl. A2,
2.41%, 2/15/07                                         610,000           608,073
Series 2004-3, Cl. A2,
2.79%, 6/15/07                                         490,000           489,033
--------------------------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2,
2.47%, 1/22/07                                         640,000           637,075

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced
Trust, Automobile Loan
Receivable Certificates:
Series 2003-1, Cl. A2,
1.11%, 12/20/05                                  $      73,599   $        73,574
Series 2003-2, Cl. A2,
1.55%, 6/20/06                                         283,939           283,387
--------------------------------------------------------------------------------
Wachovia Auto Owner Trust,
Automobile Receivable Nts.,
Series 2004-B, Cl. A2,
2.40%, 5/21/07                                         460,000           458,107
--------------------------------------------------------------------------------
Wells Fargo Home Equity Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. AI1B,
2.94%, 9/25/18                                         946,271           941,898
--------------------------------------------------------------------------------
Whole Auto Loan Trust,
Automobile Loan Receivable
Certificates:
Series 2003-1, Cl. A2A,
1.40%, 4/15/06                                         383,197           382,479
Series 2003-1, Cl. A3B,
1.99%, 5/15/07                                         220,000           218,151
Series 2004-1, Cl. A2A,
2.59%, 5/15/07                                         620,000           617,718
                                                                 ---------------
Total Asset-Backed Securities
(Cost $22,179,442)                                                    20,272,622

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--12.7%
--------------------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1997-D4, Cl. B1,
7.525%, 4/14/29                                        375,000           433,282
--------------------------------------------------------------------------------
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates,
Series 2004-6, Cl. A3,
4.512%, 12/10/42                                       560,000           560,000
--------------------------------------------------------------------------------
Bank of America Mortgage
Securities, Inc., Collateralized
Mtg. Obligations Pass-Through
Certificates:
Series 2004-2, Cl. 2A1,
6.50%, 7/20/32                                         982,015         1,003,277
Series 2004-8, Cl. 5A1,
6.50%, 5/25/32                                         785,464           816,147
Series 2004-E, Cl. 2A9,
3.712%, 6/25/34                                        497,824           498,138
Series 2004-G, Cl. 2A1,
2.469%, 8/25/34                                        368,414           367,688
--------------------------------------------------------------------------------
CIT Equipment Collateral,
Equipment Receivable-
Backed Nts.,
Series 2003-EF1, Cl. A2,
1.49%, 12/20/05                                         38,995            39,003

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Countrywide Alternative Loan Trust,
Collateralized Mtg. Obligations,
Series 2004-J9, Cl. 1A1,
2.598%, 10/25/34 1                               $     765,604   $       766,485
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%, 1/1/35 5                                         9,609,000         9,542,938
5.50%, 1/1/35 5                                      3,040,000         3,088,452
6%, 9/1/24                                           3,647,046         3,792,091
7%, 3/1/31-11/1/34                                   4,646,138         4,926,953
11%, 11/1/14                                            63,381            69,407
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Pass-Through Participation
Certificates, Series 151, Cl. F,
9%, 5/15/21                                            108,068           108,128
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                     145,350           146,508
Series 2055, Cl. ZM, 6.50%, 5/15/28                    366,469           381,155
Series 2080, Cl. Z, 6.50%, 8/15/28                     227,788           234,885
Series 2387, Cl. PD, 6%, 4/15/30                       491,475           509,443
Series 2466, Cl. PD, 6.50%, 4/15/30                    139,825           140,498
Series 2498, Cl. PC, 5.50%, 10/15/14                    60,326            60,843
Series 2500, Cl. FD, 2.903%, 3/15/32 1                 138,846           139,391
Series 2526, Cl. FE, 2.803%, 6/15/29 1                 170,408           171,021
Series 2551, Cl. FD, 2.803%, 1/15/33 1                 136,801           137,739
Series 2551, Cl. TA, 4.50%, 2/15/18                     59,590            59,552
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. B, (1.91)%, 7/1/26 6                   430,500            79,803
Series 192, Cl. IO, 3.27%, 2/1/28 6                    112,605            20,926
Series 200, Cl. IO, 2.89%, 1/1/29 6                    137,998            26,456
Series 205, Cl. IO, (0.22)%, 9/1/29 6                  648,115           121,500
Series 208, Cl. IO, (29.18)%, 6/1/30 6                 741,029           136,045
Series 2074, Cl. S, 11.86%, 7/17/28 6                  144,882            18,659
Series 2079, Cl. S, 10.47%, 7/17/28 6                  225,939            29,433
Series 2526, Cl. SE, 17.17%, 6/15/29 6                 318,589            25,898
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 1/1/20 5                                      3,175,000         3,165,078
5%, 1/1/20-1/1/35 5                                  5,784,000         5,802,086
5.50%, 3/1/33-1/1/34                                 5,067,193         5,150,261
5.50%, 1/1/35 5                                     15,257,000        15,490,615
6%, 9/1/24                                           1,095,238         1,139,933
6%, 1/1/35 5                                         5,145,000         5,320,249
6.50%, 5/1/29-10/1/30                                  349,551           367,350
6.50%, 1/1/35 5                                      5,741,000         6,020,874
7%, 12/1/23-8/1/34                                  11,386,535        12,074,521
7%, 8/1/28-1/1/35 5                                  4,961,590         5,258,944
7.50%, 8/1/25-2/1/27                                   303,017           325,469
8.50%, 7/1/32                                           30,386            33,011

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1998-63, Cl. PG, 6%, 3/25/27               $     134,095   $       134,735
Trust 2001-50, Cl. NE, 6%, 8/25/30                     263,368           267,008
Trust 2001-70, Cl. LR, 6%, 9/25/30                     257,913           262,970
Trust 2001-72, Cl. NH, 6%, 4/25/30                     206,421           211,102
Trust 2001-74, Cl. PD, 6%, 5/25/30                      87,676            88,865
Trust 2002-50, Cl. PD, 6%, 9/25/27                     143,345           143,441
Trust 2002-77, Cl. WF,
2.81%, 12/18/32 1                                      219,585           220,883
Trust 2002-94, Cl. MA,
4.50%, 8/25/09                                         389,325           390,178
Trust 2003-81, Cl. PA, 5%, 2/25/12                     110,657           111,064
Trust 2004-101, Cl. BG, 5%, 1/25/20                    630,000           635,513
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 319, Cl. 2, (3.08)% 2/1/32 6                     280,066            53,832
Trust 2002-28, Cl. SA,
12.58%, 4/25/32 6                                      171,247            17,021
Trust 2002-38, Cl. SO,
19.60%, 4/25/32 6                                      941,721            75,715
Trust 2002-48, Cl. S,
10.91%, 7/25/32 6                                      274,141            28,629
Trust 2002-52, Cl. SL,
11.27%, 9/25/32 6                                      172,075            18,084
Trust 2002-56, Cl. SN,
13.38%, 7/25/32 6                                      376,704            39,455
Trust 2002-77, Cl. IS,
15.90%, 12/18/32 6                                   1,604,414           169,157
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 214, Cl. 2, 1.30%, 3/1/23 6                    1,743,262           332,038
Trust 221, Cl. 2, (1.23)%, 5/1/23 6                    197,058            38,107
Trust 240, Cl. 2, 3.35%, 9/1/23 6                      340,010            64,752
Trust 301, Cl. 2, (3.70)%, 4/1/29 6                    841,291           159,680
Trust 313, Cl. 2, (29.08)%, 7/1/31 6                   930,965           179,140
Trust 321, Cl. 2, (3.53)%, 3/1/32 6                  1,238,418           246,105
Trust 324, Cl. 2, (9.92)%, 6/1/32 6                  2,154,476           438,653
Trust 333, Cl. 2, 2.31%, 3/1/33 6                      817,230           176,743
Trust 2001-63, Cl. SD,
17.40%, 12/18/31 6                                     295,586            31,275
Trust 2001-68, Cl. SC,
13.63%, 11/25/31 6                                     217,386            23,651
Trust 2001-81, Cl. S,
13.68%, 1/25/32 6                                      297,295            36,260
Trust 2002-9, Cl. MS,
10.62%, 3/25/32 6                                      367,130            40,046
Trust 2002-77, Cl. SH,
21.15%, 12/18/32 6                                     371,337            37,605

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates,
Series 1997-CHL1, Cl. D,
7.863%, 4/29/39 1,2                              $     350,000   $       356,617
--------------------------------------------------------------------------------
First Union National Bank/
Lehman Brothers/Bank of
America Commercial Mtg. Trust,
Pass-Through Certificates,
Series 1998-C2, Cl. A2,
6.56%, 11/18/35                                        360,000           387,274
--------------------------------------------------------------------------------
GE Capital Commercial
Mortgage Corp.,
Commercial Mtg. Obligations,
Series 2004-C3, Cl. A2,
4.433%, 7/10/39                                        390,000           395,179
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc.,
Commercial Mtg. Obligations,
Series 2004-C3, Cl. A4,
4.547%, 12/10/41                                       360,000           360,947
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates,
Series 1997-C1, Cl. A3,
6.869%, 7/15/29                                        294,379           311,620
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F,
7.089%, 5/15/30 1                                    1,800,000         1,883,750
--------------------------------------------------------------------------------
Government National
Mortgage Assn.:
4.625%, 11/20/25 1                                      18,008            18,430
7%, 3/15/28-7/15/28                                  1,148,877         1,223,374
7.50%, 2/15/27                                         158,177           170,305
8%, 11/15/25-5/15/26                                   148,485           161,741
--------------------------------------------------------------------------------
Government National
Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA,
8.73%, 3/16/28 6                                       275,939            33,487
Series 1998-19, Cl. SB,
10.70%, 7/16/28 6                                      461,648            60,289
Series 2001-21, Cl. SB,
14.94%, 1/16/27 6                                    2,222,960           212,607
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1,
3.659%, 10/10/28                                       407,183           402,757
Series 2004-GG2, Cl. A3,
4.602%, 8/10/38                                        250,000           255,071

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust,
Collateralized Mtg. Obligations,
Series 04-12, Cl. 3A1,
4.593%, 12/25/34 1,2                             $   1,176,093   $     1,177,713
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
Pass-Through Collateralized Mtg.
Obligations, Series 2004-6, Cl. 10A1,
6%, 7/25/34                                          1,125,260         1,161,934
--------------------------------------------------------------------------------
Mastr Seasoned Securities Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. PT65,
6.50%, 12/1/34 5                                     1,625,000         1,673,496
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors,
Inc., Mtg. Pass-Through Certificates,
Series 1995-C2, Cl. D,
7.545%, 6/15/21 1                                      165,632           169,720
--------------------------------------------------------------------------------
Morgan Stanley Capital I Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. F,
7.472%, 2/15/28 1,7                                    162,744           150,727
Series 1997-XL1, Cl. G,
7.695%, 10/3/30                                        390,000           258,472
--------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                         420,000           454,560
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co.
II LLC, Commercial Mtg.
Pass-Through Certificates,
Series PRU-HTG 2000-C1, Cl. A2,
7.306%, 10/6/15                                        556,000           640,926
--------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 1996-B, Cl. 1,
4.357%, 4/25/26 1,2                                      5,768             5,325
Series 1996-C1, Cl. F,
8.384%, 1/20/28 1,2                                  1,000,000           823,125
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., Collateralized
Mtg. Pass-Through Certificates,
Series 2003-AR12, Cl. A2,
2.446%, 2/25/34 1                                        9,652             9,658
--------------------------------------------------------------------------------
Wells Fargo Mortgage Backed
Securities Trust, Collateralized
Mtg. Obligations:
Series 2004-DD, Cl. 2 A1,
4.548%, 1/25/35                                      1,290,000         1,292,116
Series 2004-N, Cl. A10,
3.803%, 8/25/34 2                                      966,317           969,495
Series 2004-W, Cl. A2,
4.635%, 11/25/34 1                                     575,342           576,930
                                                                 ---------------
Total Mortgage-Backed
Obligations (Cost $109,143,597)                                      108,869,487

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--8.8%
--------------------------------------------------------------------------------
Federal Home Loan Bank
Unsec. Bonds, 2.75%, 10/15/06                    $   5,135,000   $     5,096,575
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp. Nts.,
3.75%, 7/15/09 [EUR]                                 1,090,000         1,521,140
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Unsec. Nts., 6.875%, 9/15/10                         4,420,000         5,051,901
--------------------------------------------------------------------------------
Federal National
Mortgage Assn. Unsec. Nts.:
1.80%, 5/27/05                                       1,390,000         1,386,226
2.50%, 6/15/06                                       1,325,000         1,313,765
3.01%, 6/2/06                                        1,400,000         1,394,277
4.25%, 7/15/07                                       6,465,000         6,604,437
6.625%, 9/15/09                                      8,000,000         8,941,696
7.25%, 1/15/10-5/15/30                               5,765,000         6,733,930
--------------------------------------------------------------------------------
Resolution Funding Corp. Federal
Book Entry Principal Strips,
5.85%, 1/15/21 8                                     1,220,000           535,562
--------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
7.125%, 5/1/30                                         330,000           411,820
Series A, 6.79%, 5/23/12                             9,663,000        11,143,024
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.50%, 8/15/28                                       1,034,000         1,119,467
7.25%, 5/15/16                                       1,670,000         2,090,893
8.875%, 8/15/17 9                                    1,630,000         2,310,398
9.25%, 2/15/16                                         208,000           296,977
STRIPS, 4.20%, 2/15/11 8                               900,000           708,919
STRIPS, 4.60%, 2/15/16 8                               491,000           295,829
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
2.50%, 9/30/06-10/31/06                             14,025,000        13,903,978
2.75%, 8/15/07 10,11                                   525,000           519,401
2.75%, 7/31/06 9                                     3,839,000         3,827,756
                                                                 ---------------
Total U.S. Government
Obligations (Cost $75,011,468)                                        75,207,971

--------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--29.9%
--------------------------------------------------------------------------------
ARGENTINA--0.8%
Argentina (Republic of) Bonds:
1.98%, 8/3/12 1                                      6,465,000         5,438,849
2.352%, 5/3/05 1                                        56,000            55,064
Series PRE8, 2%, 1/3/10 2,3,4 [ARP]                  1,980,000           997,161
Series PR12, 2%, 1/3/16 2,3,4 [ARP]                  1,335,300           574,999
--------------------------------------------------------------------------------
Argentina (Republic of) Disc. Bonds,
3/31/23 2,3,4                                          260,000           146,900
--------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds,
Bonos de Consolidacion de Deudas,
Series PBA1, 4/1/07 2,3,4 [ARP]                         59,785            24,123
                                                                 ---------------
                                                                       7,237,096
--------------------------------------------------------------------------------
AUSTRALIA--0.8%
Queensland Treasury Corp.
Unsec. Nts., Series 09G,
6%, 7/14/09 [AUD]                                    8,300,000         6,670,330

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
AUSTRIA--0.9%
Austria (Republic of) Bonds,
6.25%, 7/15/27 [EUR]                                 3,480,000   $     6,113,012
--------------------------------------------------------------------------------
Austria (Republic of) Nts.,
Series 98-1, 5%, 1/15/08 [EUR]                       1,095,000         1,586,512
                                                                 ---------------
                                                                       7,699,524

--------------------------------------------------------------------------------
BELGIUM--1.4%
Belgium (Kingdom of) Bonds:
5%, 9/28/11 [EUR]                                      540,000           806,734
Series 19, 6.50%, 3/31/05 [EUR]                      1,180,000         1,620,114
Series 26, 6.25%, 3/28/07 [EUR]                      2,170,000         3,184,063
Series 28, 5.75%, 3/28/08 [EUR]                        755,000         1,120,134
Series 32, 3.75%, 3/28/09 [EUR]                      2,905,000         4,070,238
Series 35, 5.75%, 9/28/10 [EUR]                      1,050,000         1,616,175
                                                                 ---------------
                                                                      12,417,458

--------------------------------------------------------------------------------
BRAZIL--2.2%
Brazil (Federal Republic of) Bonds:
8.875%, 10/14/19                                     1,030,000         1,088,195
10.50%, 7/14/14                                        725,000           860,938
Series 15 yr., 3.125%, 4/15/09 1                        13,236            13,170
--------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt
Capitalization Bonds, Series 20 yr.,
8%, 4/15/14                                          7,252,993         7,429,785
--------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts.,
12%, 4/15/10                                         4,015,000         4,978,600
--------------------------------------------------------------------------------
Brazil (Federal Republic of)
Unsec. Unsub. Bonds:
10%, 8/7/11                                            760,000           884,640
11%, 8/17/40                                         1,905,000         2,262,664
Cl. B, 8.875%, 4/15/24                                 958,000           996,320
                                                                 ---------------
                                                                      18,514,312

--------------------------------------------------------------------------------
BULGARIA--0.2%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15                                         800,000         1,004,000
8.25%, 1/15/15 7                                       800,000         1,004,000
                                                                 ---------------
                                                                       2,008,000

--------------------------------------------------------------------------------
COLOMBIA--0.5%
Colombia (Republic of) Nts.,
11.75%, 3/1/10 [COP]                             3,755,000,000         1,640,708
--------------------------------------------------------------------------------
Colombia (Republic of) Unsec.
Unsub. Bonds, 8.375%, 2/15/27                          615,000           599,625
--------------------------------------------------------------------------------
Colombia (Republic of) Unsec.
Unsub. Nts., 11.375%, 1/31/08 [EUR]                  1,125,000         1,829,100
                                                                 ---------------
                                                                       4,069,433

--------------------------------------------------------------------------------
DENMARK--0.3%
Denmark (Kingdom of) Nts.,
4%, 8/15/08 [DKK]                                   12,375,000         2,344,727
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC--0.1%
Dominican Republic Bonds,
Series REGS, 9.04%, 1/23/13                            720,000           610,200

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ECUADOR--0.2%
Ecuador (Republic of) Unsec.
Bonds, 8%, 8/15/30 1                             $   1,810,000   $     1,570,175
--------------------------------------------------------------------------------
EL SALVADOR--0.1%
El Salvador (Republic of) Bonds,
7.625%, 9/21/34 7                                      590,000           610,650
--------------------------------------------------------------------------------
FINLAND--0.0%
Finland (Republic of) Sr. Unsec.
Unsub. Bonds, 2.75%, 7/4/06 [EUR]                      220,000           300,721
--------------------------------------------------------------------------------
FRANCE--2.2%
France (Government of)
Obligations Assimilables du
Tresor Bonds:
5.50%, 10/25/07 [EUR]                                1,080,000         1,577,061
5.50%, 10/25/10 [EUR]                                6,085,000         9,266,867
5.75%, 10/25/32 [EUR]                                3,300,000         5,555,232
--------------------------------------------------------------------------------
France (Government of)
Treasury Nts.:
3 yr., 3.50%, 1/12/05 [EUR]                          1,460,000         1,985,308
5 yr., 4.75%, 7/12/07 [EUR]                            120,000           171,593
                                                                 ---------------
                                                                      18,556,061

--------------------------------------------------------------------------------
GERMANY--2.6%
Germany (Republic of) Bonds:
2%, 6/17/05 [EUR]                                    2,120,000         2,880,169
5.375%, 1/4/10 [EUR]                                 1,285,000         1,928,635
Series 01, 5%, 7/4/11 [EUR]                          3,685,000         5,494,692
Series 140, 4.50%, 8/17/07 [EUR]                     1,395,000         1,983,756
Series 143, 3.50%, 10/10/08 [EUR]                    7,470,000        10,374,944
                                                                 ---------------
                                                                      22,662,196

--------------------------------------------------------------------------------
GREECE--1.9%
Greece (Republic of) Bonds:
3.50%, 4/18/08 [EUR]                                 1,055,000         1,462,521
4.60%, 5/20/13 [EUR]                                 1,545,000         2,234,250
5.35%, 5/18/11 [EUR]                                 6,735,000        10,152,575
--------------------------------------------------------------------------------
Greece (Republic of) Sr.
Unsub. Bonds, 4.65%, 4/19/07 [EUR]                   1,610,000         2,285,355
                                                                 ---------------
                                                                      16,134,701

--------------------------------------------------------------------------------
GUATEMALA--0.0%
Guatemala (Republic of) Nts.:
10.25%, 11/8/11 7                                      250,000           295,938
10.25%, 11/8/11                                         95,000           112,456
                                                                 ---------------
                                                                         408,394

--------------------------------------------------------------------------------
IRELAND--0.2%
Ireland (Republic of) Treasury Bonds,
3.25%, 4/18/09 [EUR]                                 1,045,000         1,434,620
--------------------------------------------------------------------------------
ISRAEL--0.1%
United States (Government of) Gtd.
Israel Aid Bonds, 5.50%, 12/4/23                       960,000         1,006,320

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ITALY--1.7%
Italy (Republic of) Treasury Bonds:
Buoni del Tesoro Poliennali,
4%, 3/1/05 [EUR]                                       520,000   $       708,916
Buoni del Tesoro Poliennali,
4.50%, 3/1/07 [EUR]                                  1,150,000         1,626,444
Buoni del Tesoro Poliennali,
5%, 10/15/07 [EUR]                                   5,080,000         7,324,121
Buoni del Tesoro Poliennali,
5%, 2/1/12 [EUR]                                     1,030,000         1,535,690
Buoni del Tesoro Poliennali,
5.25%, 12/15/05 [EUR]                                2,590,000         3,611,989
                                                                 ---------------
                                                                      14,807,160

--------------------------------------------------------------------------------
IVORY COAST--0.0%
Ivory Coast (Government of)
Past Due Interest Bonds,
3/29/18 2,3,4 [FRF]                                  2,194,500            76,737
--------------------------------------------------------------------------------
JAPAN--2.0%
Japan (Government of) Bonds,
5 yr., Series 14, 0.40%, 6/20/06 [JPY]           1,719,000,000        16,864,301
--------------------------------------------------------------------------------
KOREA, REPUBLIC OF SOUTH--0.2%
Korea (Republic of) Nts.:
4.25%, 6/1/13                                          780,000           749,174
8.875%, 4/15/08                                      1,170,000         1,359,615
                                                                 ---------------
                                                                       2,108,789

--------------------------------------------------------------------------------
MEXICO--0.8%
United Mexican States Bonds:
7.50%, 4/8/33                                          930,000         1,006,725
8.30%, 8/15/31                                         400,000           469,800
Series MI10, 8%, 12/19/13 [MXN]                      9,290,000           745,424
Series M20, 8%, 12/7/23 [MXN]                       23,040,000         1,672,890
--------------------------------------------------------------------------------
United Mexican States Nts.,
7.50%, 1/14/12                                       1,300,000         1,477,450
--------------------------------------------------------------------------------
United Mexican States Unsec.
Unsub. Nts.,
Series 6 BR, 6.75%, 6/6/06 [JPY]                   155,000,000         1,649,078
                                                                 ---------------
                                                                       7,021,367

--------------------------------------------------------------------------------
NEW ZEALAND--0.1%
New Zealand (Government of)
Bonds, 7%, 7/15/09 12 [NZD]                            945,000           708,711
--------------------------------------------------------------------------------
NIGERIA--0.1%
Central Bank of Nigeria
Gtd. Bonds,
Series WW, 6.25%, 11/15/20                             275,000           258,500
--------------------------------------------------------------------------------
Nigeria (Federal Republic of)
Promissory Nts.,
Series RC, 5.092%, 1/5/10                              234,574           203,111
                                                                 ---------------
                                                                         461,611

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
PANAMA--0.8%
Panama (Republic of) Bonds:
7.25%, 3/15/15                                   $   3,030,000   $     3,166,350
8.125%, 4/28/34                                        805,000           853,300
9.375%, 1/16/23                                      2,215,000         2,569,400
                                                                 ---------------
                                                                       6,589,050

--------------------------------------------------------------------------------
PERU--0.3%
Peru (Republic of) Past Due
Interest Bonds,
Series 20 yr., 5%, 3/7/17 1                          1,760,000         1,698,400
--------------------------------------------------------------------------------
Peru (Republic of) Sr. Nts.,
4.53%, 2/28/16 8                                     1,464,785           884,525
                                                                 ---------------
                                                                       2,582,925

--------------------------------------------------------------------------------
PHILIPPINES--0.1%
Philippines (Republic of) Bonds,
8.375%, 2/15/11                                        438,000           439,382
--------------------------------------------------------------------------------
POLAND--1.3%
Poland (Republic of) Bonds:
Series 0K0805, 5.26%, 8/12/05 8 [PLZ]               17,265,000         5,558,069
Series DS0509, 6%, 5/24/09 [PLZ]                    10,840,000         3,604,407
Series DS1013, 5%, 10/24/13 [PLZ]                    4,640,000         1,458,191
Series WS0922, 5.75%, 9/23/22 [PLZ]                  1,000,000           337,184
                                                                 ---------------
                                                                      10,957,851

--------------------------------------------------------------------------------
PORTUGAL--0.7%
Portugal (Republic of)
Obrig Do Tes Medio Prazo Nts.,
4.875%, 8/17/07 [EUR]                                1,620,000         2,324,085
--------------------------------------------------------------------------------
Portugal (Republic of)
Obrig Do Tes Medio Prazo
Unsec. Unsub. Nts.,
5.85%, 5/20/10 [EUR]                                 2,450,000         3,771,268
                                                                 ---------------
                                                                       6,095,353

--------------------------------------------------------------------------------
RUSSIA--1.3%
Aries Vermoegensverwaltungs
GmbH Credit Linked Nts.,
9.60%, 10/25/14                                      1,950,000         2,410,190
--------------------------------------------------------------------------------
Aries Vermoegensverwaltungs
GmbH Unsub. Nts., Series B,
7.75%, 10/25/09 2 [EUR]                                700,000         1,084,681
--------------------------------------------------------------------------------
Ministry Finance of Russia Debs.,
Series VI, 3%, 5/14/06 2                             1,980,000         1,947,934
--------------------------------------------------------------------------------
Russian Federation Unsec.
Unsub. Bonds, 5%, 3/31/30 1,7                        3,065,000         3,172,275
--------------------------------------------------------------------------------
Russian Federation Unsub. Nts.,
5%, 3/31/30 1                                        2,735,875         2,821,303
                                                                 ---------------
                                                                      11,436,383

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
SOUTH AFRICA--0.4%
South Africa (Republic of) Bonds:
Series R157,
13.50%, 9/15/15 [ZAR]                                7,300,000   $     1,790,648
Series R186,
10.50%, 12/21/26 [ZAR]                               2,960,000           693,472
Series R203,
8.25%, 9/15/17 [ZAR]                                 3,000,000           539,828
Series R204, 8%, 12/21/18 [ZAR]                      3,175,000           560,505
                                                                 ---------------
                                                                       3,584,453

--------------------------------------------------------------------------------
SPAIN--1.6%
Spain (Kingdom of) Bonds:
Bonos y Obligacion del Estado,
5.35%, 10/31/11 [EUR]                                3,695,000         5,630,267
Bonos y Obligacion del Estado,
5.75%, 7/30/32 [EUR]                                 2,530,000         4,247,319
--------------------------------------------------------------------------------
Spain (Kingdom of)
Treasury Bills,
2.10%, 2/18/05 8 [EUR]                               2,730,000         3,700,725
                                                                 ---------------
                                                                      13,578,311

--------------------------------------------------------------------------------
SWEDEN--0.2%
Sweden (Kingdom of) Bonds,
Series 1043, 5%, 1/28/09 [SEK]                      10,760,000         1,733,975
--------------------------------------------------------------------------------
THE NETHERLANDS--0.7%
Netherlands (Kingdom of the)
Bonds:
5%, 7/15/11 [EUR]                                    1,615,000         2,410,536
5.50%, 1/15/28 [EUR]                                 2,340,000         3,779,878
                                                                 ---------------
                                                                       6,190,414

--------------------------------------------------------------------------------
TURKEY--0.4%
Turkey (Republic of) Nts.,
7.25%, 3/15/15                                       3,105,000         3,205,913
--------------------------------------------------------------------------------
UNITED KINGDOM--1.9%
United Kingdom Treasury Nts.,
4%, 3/7/09 [GBP]                                     8,670,000        16,354,251
--------------------------------------------------------------------------------
VENEZUELA--0.8%
Venezuela (Republic of) Nts.:
3.09%, 4/20/11 1                                       750,000           682,500
8.50%, 10/8/14                                       1,285,000         1,365,698
10.75%, 9/13/13                                      4,280,000         5,120,592
                                                                 ---------------
                                                                       7,168,790
                                                                 ---------------
Total Foreign Government
Obligations (Cost $227,294,778)                                      256,220,645

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
LOAN PARTICIPATIONS--0.6%
--------------------------------------------------------------------------------
Algeria (Republic of) Loan
Participation Nts., 2.183%, 3/4/10 1,2           $     427,167   $       420,759
--------------------------------------------------------------------------------
Deutsche Bank AG:
Indonesia (Republic of) Rupiah
Loan Participation Nts.,
2.636%, 1/25/06 1                                    1,490,000         1,470,779
--------------------------------------------------------------------------------
Indonesia (Republic of)
Rupiah Loan Participation Nts.,
2.636%, 3/21/05 1                                    1,330,000         1,331,530
OAO Gazprom Loan
Participation Nts., 6.50%, 8/4/05 2                  1,520,000         1,552,224
                                                                 ---------------
Total Loan Participations
(Cost $4,679,244)                                                      4,775,292

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--28.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.0%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.6%
ArvinMeritor, Inc., 8.75% Sr.
Unsec. Unsub. Nts., 3/1/12                             700,000           812,000
--------------------------------------------------------------------------------
Collins & Aikman
Floorcoverings, Inc.,
9.75% Sr. Sub. Nts.,
Series B, 2/15/10                                      200,000           216,000
--------------------------------------------------------------------------------
Cooper Standard
Automotive Group:
7% Sr. Nts., 12/15/12 7                                 90,000            91,800
8.375% Sr. Sub. Nts., 12/15/14 7                       425,000           426,063
--------------------------------------------------------------------------------
Dana Corp.,
10.125% Nts., 3/15/10 2                                200,000           226,716
--------------------------------------------------------------------------------
Dura Operating Corp.:
9% Sr. Sub. Nts., Series B,
5/1/09 [EUR]                                           200,000           258,257
9% Sr. Unsec. Sub. Nts.,
Series D, 5/1/09                                       500,000           497,500
--------------------------------------------------------------------------------
Eagle-Picher, Inc.,
9.75% Sr. Nts., 9/1/13                                 300,000           301,500
--------------------------------------------------------------------------------
Goodyear Tire &
Rubber Co. (The),
7.857% Nts., 8/15/11                                   500,000           510,000
--------------------------------------------------------------------------------
Metaldyne Corp.:
10% Sr. Nts., 11/1/13 7                                200,000           191,000
11% Sr. Sub. Nts., 6/15/12                             300,000           250,500
--------------------------------------------------------------------------------
Stoneridge, Inc.,
11.50% Sr. Nts., 5/1/12                                500,000           583,750
--------------------------------------------------------------------------------
Tenneco Automotive, Inc.:
8.625% Sr. Sub. Nts., 11/15/14 7                       500,000           522,500
10.25% Sr. Sec. Nts.,
Series B, 7/15/13                                      150,000           177,750
--------------------------------------------------------------------------------
United Components, Inc.,
9.375% Sr. Sub. Nts., 6/15/13                          200,000           218,000
                                                                 ---------------
                                                                       5,283,336

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.2%
Apcoa, Inc.,
9.25% Sr. Unsec. Sub. Nts., 3/15/08              $     100,000   $        98,500
--------------------------------------------------------------------------------
Aztar Corp.,
9% Sr. Unsec. Sub. Nts., 8/15/11                       850,000           941,375
--------------------------------------------------------------------------------
Boyd Gaming Corp.,
8.75% Sr. Sub. Nts., 4/15/12                           300,000           335,250
--------------------------------------------------------------------------------
Carrols Corp.,
9% Sr. Sub. Nts., 1/15/13 7                            130,000           135,200
--------------------------------------------------------------------------------
Domino's, Inc.,
8.25% Sr. Unsec. Sub. Nts., 7/1/11                     547,000           600,333
--------------------------------------------------------------------------------
Gaylord Entertainment Co.,
8% Sr. Nts., 11/15/13                                  300,000           325,500
--------------------------------------------------------------------------------
Hilton Hotels Corp.,
7.625% Nts., 12/1/12                                   400,000           468,482
--------------------------------------------------------------------------------
Hollywood Park, Inc.,
9.25% Sr. Unsec. Sub. Nts.,
Series B, 2/15/07                                      325,000           332,313
--------------------------------------------------------------------------------
Intrawest Corp.,
7.50% Sr. Unsec. Nts., 10/15/13                        625,000           667,969
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14                        400,000           410,000
9% Sr. Sub. Nts., 3/15/12                              500,000           553,750
--------------------------------------------------------------------------------
John Q. Hammons Hotels, Inc.,
8.875% Sr. Nts., Series B, 5/15/12                     300,000           340,500
--------------------------------------------------------------------------------
La Quinta Properties, Inc.,
7% Sr. Sec. Nts., 8/15/12                              250,000           265,625
--------------------------------------------------------------------------------
Mandalay Resort Group,
10.25% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                                       650,000           737,750
--------------------------------------------------------------------------------
MGM Mirage, Inc.:
8.375% Sr. Unsec. Sub. Nts., 2/1/11                    600,000           679,500
9.75% Sr. Unsec. Sub. Nts., 6/1/07                     350,000           390,250
--------------------------------------------------------------------------------
Mohegan Tribal
Gaming Authority:
6.375% Sr. Sub. Nts., 7/15/09                          250,000           258,125
8% Sr. Sub. Nts., 4/1/12                               200,000           218,000
--------------------------------------------------------------------------------
NCL Corp.,
10.625% Sr. Nts., 7/15/14 7                            300,000           301,500
--------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Sub. Nts., 3/15/10                          200,000           226,250
9.375% Sr. Unsec. Sub. Nts.,
2/15/07                                                800,000           884,000
--------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.,
8.25% Sr. Unsec. Sub. Nts.,
3/15/12                                                700,000           747,250
--------------------------------------------------------------------------------
Premier Cruise Ltd.,
11% Sr. Nts., 3/15/08 2,3,4                            250,000                --
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.,
8.75% Sr. Unsub. Nts., 2/2/11                          300,000           355,875
--------------------------------------------------------------------------------
Six Flags, Inc.:
8.875% Sr. Unsec. Nts., 2/1/10                       1,234,000         1,255,595
9.625% Sr. Nts., 6/1/14                                 19,000            19,190
9.75% Sr. Nts., 4/15/13                                100,000           102,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Starwood Hotels &
Resorts Worldwide, Inc.,
7.875% Sr. Nts., 5/1/12                          $     900,000   $     1,032,750
--------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                     800,000           826,000
9.875% Sr. Unsec. Sub. Nts., 7/1/10                  1,000,000         1,057,500
--------------------------------------------------------------------------------
Sun International Hotels Ltd.,
8.875% Sr. Unsec. Sub. Nts.,
8/15/11                                                700,000           768,250
--------------------------------------------------------------------------------
Universal City Development
Partners Ltd.,
11.75% Sr. Nts., 4/1/10                                500,000           593,125
--------------------------------------------------------------------------------
Vail Resorts, Inc.,
6.75% Sr. Sub. Nts., 2/15/14                           500,000           511,250
--------------------------------------------------------------------------------
Venetian Casino Resort LLC/
Las Vegas Sands, Inc.,
11% Sec. Nts., 6/15/10                                 400,000           458,500
--------------------------------------------------------------------------------
Wynn Las Vegas LLC/
Wynn Las Vegas Capital Corp.,
6.625% Nts., 12/1/14 7                               1,800,000         1,791,000
                                                                 ---------------
                                                                      18,688,457

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.6%
Beazer Homes USA, Inc.,
8.375% Sr. Nts., 4/15/12                               400,000           442,000
--------------------------------------------------------------------------------
Blount, Inc.,
8.875% Sr. Sub. Nts., 8/1/12                           350,000           381,500
--------------------------------------------------------------------------------
D.R. Horton, Inc.:
9.375% Sr. Unsec. Sub. Nts.,
3/15/11                                                400,000           444,000
9.75% Sr. Sub. Nts., 9/15/10                           400,000           486,000
--------------------------------------------------------------------------------
KB Home:
8.625% Sr. Sub. Nts., 12/15/08                         250,000           283,750
9.50% Sr. Unsec. Sub. Nts., 2/15/11                    400,000           442,000
--------------------------------------------------------------------------------
Meritage Corp.,
9.75% Sr. Unsec. Nts., 6/1/11                          350,000           388,500
--------------------------------------------------------------------------------
Sealy Mattress Co.,
8.25% Sr. Sub. Nts., 6/15/14                           450,000           479,250
--------------------------------------------------------------------------------
Standard Pacific Corp.,
9.25% Sr. Sub. Nts., 4/15/12                           200,000           233,000
--------------------------------------------------------------------------------
WCI Communities, Inc.,
9.125% Sr. Sub. Nts., 5/1/12                           300,000           334,500
--------------------------------------------------------------------------------
William Lyon Homes, Inc.,
10.75% Sr. Nts., 4/1/13                                400,000           451,500
--------------------------------------------------------------------------------
Williams Scotsman, Inc.,
9.875% Sr. Unsec. Nts., 6/1/07                         800,000           804,000
                                                                 ---------------
                                                                       5,170,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA--3.8%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 3,4               $     350,000   $       327,250
10.25% Sr. Unsec. Nts., 11/1/06 3,4                    400,000           391,000
10.25% Sr. Unsec. Sub. Nts.,
6/15/11 3,4                                            200,000           203,500
10.875% Sr. Unsec. Nts., 10/1/10 3,4                   400,000           398,000
--------------------------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/12                                               600,000           624,000
--------------------------------------------------------------------------------
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14                        650,000           650,000
9.50% Sr. Unsec. Sub. Nts., 2/1/11                     360,000           373,950
--------------------------------------------------------------------------------
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts.,
1/15/11                                                150,000           160,313
10.25% Sr. Unsec. Sub. Nts.,
Series B, 5/1/09                                       400,000           423,500
--------------------------------------------------------------------------------
Block Communications, Inc.,
9.25% Sr. Sub. Nts., 4/15/09                           400,000           438,000
--------------------------------------------------------------------------------
Carmike Cinemas, Inc.,
7.50% Sr. Sub. Nts., 2/15/14                           500,000           514,375
--------------------------------------------------------------------------------
Charter Communications
Holdings LLC/
Charter Communications
Holdings Capital Corp.:
0%/11.75% Sr. Unsec. Sub.
Disc. Nts., 5/15/11 13                                 925,000           684,500
8.375% Sr. Nts., Second Lien,
4/30/14 7                                            3,450,000         3,657,000
--------------------------------------------------------------------------------
Cinemark USA, Inc.,
9% Sr. Unsec. Sub. Nts., 2/1/13                        300,000           343,875
--------------------------------------------------------------------------------
Cinemark, Inc., 0%/9.75%
Sr. Unsec. Disc. Nts.,
3/15/14 13                                             500,000           380,000
--------------------------------------------------------------------------------
Corus Entertainment, Inc.,
8.75% Sr. Sub. Nts., 3/1/12                            300,000           330,750
--------------------------------------------------------------------------------
CSC Holdings, Inc.,
7.625% Sr. Unsec. Unsub. Nts.,
Series B, 4/1/11                                     1,100,000         1,190,750
--------------------------------------------------------------------------------
Dex Media East LLC/
Dex Media East Finance Co.,
9.875% Sr. Unsec. Nts., 11/15/09                       200,000           228,750
--------------------------------------------------------------------------------
Dex Media West LLC,
5.875% Sr. Nts., 11/15/11 7                            900,000           900,000
--------------------------------------------------------------------------------
Dex Media West LLC/
Dex Media West Finance Co.:
8.50% Sr. Nts., 8/15/10                                300,000           335,250
9.875% Sr. Sub. Nts., 8/15/13                          586,000           678,295
--------------------------------------------------------------------------------
Dex Media, Inc.,
8% Unsec. Nts., 11/15/13                             1,350,000         1,468,125
--------------------------------------------------------------------------------
DirecTV Holdings LLC/
DirecTV Financing Co., Inc.,
8.375% Sr. Unsec. Nts., 3/15/13                      1,800,000         2,027,250

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
EchoStar DBS Corp.:
6.625% Sr. Nts., 10/1/14 7                       $     800,000   $       814,000
9.125% Sr. Nts., 1/15/09                             1,075,000         1,187,875
--------------------------------------------------------------------------------
Emmis Operating Co.,
6.875% Sr. Unsec. Sub. Nts.,
5/15/12                                                600,000           630,750
--------------------------------------------------------------------------------
Entravision
Communications Corp.,
8.125% Sr. Sub. Nts., 3/15/09                          400,000           429,000
--------------------------------------------------------------------------------
Granite Broadcasting Corp.,
9.75% Sr. Sec. Nts., 12/1/10                           619,000           594,240
--------------------------------------------------------------------------------
Insight Midwest LP/
Insight Capital, Inc.,
9.75% Sr. Nts., 10/1/09                                200,000           210,500
--------------------------------------------------------------------------------
Lin Television Corp.,
6.50% Sr. Sub. Nts., 5/15/13                           400,000           413,500
--------------------------------------------------------------------------------
LodgeNet Entertainment Corp.,
9.50% Sr. Sub. Debs., 6/15/13                          200,000           222,000
--------------------------------------------------------------------------------
Mediacom LLC/
Mediacom Capital Corp.,
9.50% Sr. Unsec. Nts., 1/15/13                         769,000           775,729
--------------------------------------------------------------------------------
MediaNews Group, Inc.,
6.375% Sr. Sub. Nts., 4/1/14                           800,000           796,000
--------------------------------------------------------------------------------
News America Holdings, Inc.,
8.875% Sr. Debs., 4/26/23                              625,000           814,644
--------------------------------------------------------------------------------
PanAmSat Corp.,
9% Sr. Nts., 8/15/14 7                               1,000,000         1,121,250
--------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8% Sr. Nts., 5/15/13                                   900,000           930,375
8.875% Sr. Unsec. Nts., 5/15/11                         19,000            20,188
--------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I,
10.875% Sr. Sub. Nts., 12/15/12 7                      400,000           477,000
--------------------------------------------------------------------------------
Radio One, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
Series B, 7/1/11                                       600,000           656,250
--------------------------------------------------------------------------------
Rainbow National Services LLC,
8.75% Sr. Nts., 9/1/12 7                               800,000           882,000
--------------------------------------------------------------------------------
Rogers Cable, Inc.,
6.75% Sr. Sec.
Second Priority Nts., 3/15/15 7                        250,000           256,875
--------------------------------------------------------------------------------
Shaw Communications, Inc.,
8.54% Debs., 9/30/27 [CAD]                             340,000           283,771
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Unsec. Sub. Nts., 3/15/12                     1,050,000         1,120,875
8.75% Sr. Sub. Nts., 12/15/11                          300,000           328,125
--------------------------------------------------------------------------------
Spanish Broadcasting System, Inc.,
9.625% Sr. Unsec. Sub. Nts., 11/1/09                   800,000           842,000
--------------------------------------------------------------------------------
Vertis, Inc., 9.75% Sr.
Sec. Nts., 4/1/09                                      200,000           218,000
--------------------------------------------------------------------------------
WMG Holdings Corp.:
0%/9.50% Sr. Disc. Nts., 12/15/14 7,13               1,000,000           643,750
6.905% Sr. Nts., 12/15/11 1,7                          400,000           405,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
WRC Media, Inc./
Weekly Reader Corp./
CompassLearning, Inc.,
12.75% Sr. Sub. Nts., 11/15/09                   $     500,000   $       478,125
                                                                 ---------------
                                                                      32,280,255

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.1%
Saks, Inc.:
8.25% Sr. Unsec. Nts., 11/15/08                        700,000           770,000
9.875% Nts., 10/1/11                                   200,000           238,000
                                                                 ---------------
                                                                       1,008,000

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.4%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12                              300,000           316,500
--------------------------------------------------------------------------------
Atlantic Broadband Finance LLC,
9.375% Sr. Sub. Nts., 1/15/14 7                        250,000           243,125
--------------------------------------------------------------------------------
AutoNation, Inc.,
9% Sr. Unsec. Nts., 8/1/08                             500,000           573,750
--------------------------------------------------------------------------------
Boise Cascade LLC/
Boise Cascade Finance Corp.,
7.125% Sr. Sub. Nts., 10/15/14 7                       450,000           478,125
--------------------------------------------------------------------------------
Eye Care Centers of America, Inc.,
9.125% Sr. Unsec. Sub. Nts., 5/1/08                    400,000           402,000
--------------------------------------------------------------------------------
Finlay Fine Jewelry Corp.,
8.375% Sr. Unsec. Nts., 6/1/12                         400,000           434,000
--------------------------------------------------------------------------------
Hollywood Entertainment Corp.,
9.625% Sr. Sub. Nts., 3/15/11                          300,000           319,500
--------------------------------------------------------------------------------
Petco Animal Supplies, Inc.,
10.75% Sr. Sub. Nts., 11/1/11                          200,000           235,000
--------------------------------------------------------------------------------
Rent-A-Center, Inc.,
7.50% Sr. Unsec. Sub. Nts.,
Series B, 5/1/10                                       150,000           156,188
                                                                 ---------------
                                                                       3,158,188

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.3%
Invista, Inc., 9.25% Sr. Nts., 5/1/12 7                900,000         1,008,000
--------------------------------------------------------------------------------
Levi Strauss & Co.:
9.75% Sr. Nts., 1/15/15 7                              500,000           497,500
12.25% Sr. Nts., 12/15/12                              600,000           670,500
--------------------------------------------------------------------------------
Oxford Industries, Inc.,
8.875% Sr. Nts., 6/1/11                                250,000           269,688
--------------------------------------------------------------------------------
Russell Corp., 9.25% Sr. Nts.,
5/1/10                                                 200,000           215,500
                                                                 ---------------
                                                                       2,661,188

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.0%
--------------------------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc.,
8.125% Sr. Sub. Nts., 1/15/12                          300,000           327,375

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.2%
Great Atlantic &
Pacific Tea Co., Inc. (The),
9.125% Sr. Nts., 12/15/11                        $     419,000   $       394,908
--------------------------------------------------------------------------------
Ingles Markets, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
12/1/11                                                 19,000            20,425
--------------------------------------------------------------------------------
Jean Coutu Group (PJC), Inc. (The):
7.625% Sr. Nts., 8/1/12 7                              250,000           265,625
8.50% Sr. Sub. Nts., 8/1/14 7                          600,000           618,000
--------------------------------------------------------------------------------
Real Time Data Co.,
11% Disc. Nts., 5/31/09 2,3,4,14                       142,981                --
--------------------------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10                           450,000           478,125
9.50% Sr. Sec. Nts., 2/15/11                           200,000           220,500
                                                                 ---------------
                                                                       1,997,583

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
American Seafoods Group LLC,
10.125% Sr. Sub. Nts., 4/15/10                         200,000           215,000
--------------------------------------------------------------------------------
Burns Philp Capital Property Ltd.,
9.75% Sr. Unsec. Sub. Nts., 7/15/12                    450,000           497,250
--------------------------------------------------------------------------------
Chiquita Brands International, Inc.,
7.50% Sr. Nts., 11/1/14 2                              150,000           152,625
--------------------------------------------------------------------------------
Del Monte Corp.,
8.625% Sr. Sub. Nts., 12/15/12                         400,000           450,000
--------------------------------------------------------------------------------
Doane Pet Care Co.:
9.75% Sr. Unsec. Sub. Nts., 5/15/07                    400,000           396,000
10.75% Sr. Nts., 3/1/10                                460,000           494,500
--------------------------------------------------------------------------------
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09                                400,000           437,000
8.875% Sr. Unsec. Nts., 3/15/11                        200,000           218,500
--------------------------------------------------------------------------------
Hines Nurseries, Inc.,
10.25% Sr. Unsec. Sub. Nts.,
10/1/11                                                200,000           219,500
--------------------------------------------------------------------------------
Pinnacle Foods Holding Corp.:
8.25% Sr. Sub. Nts., 12/1/13 7                          40,000            38,300
8.25% Sr. Sub. Nts., 12/1/13 7                         400,000           383,000
--------------------------------------------------------------------------------
Smithfield Foods, Inc.,
7.625% Sr. Unsec. Sub. Nts.,
2/15/08                                                400,000           430,000
--------------------------------------------------------------------------------
United Biscuits Finance plc,
10.75% Sr. Sub. Nts., 4/15/11 2 [GBP]                  400,000           787,160
                                                                 ---------------
                                                                       4,718,835

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%
Church & Dwight Co., Inc.,
6% Sr. Sub. Nts., 12/15/12 7                           300,000           306,750
--------------------------------------------------------------------------------
Playtex Products, Inc.:
8% Sr. Sec. Nts., 3/1/11                               500,000           548,750
9.375% Sr. Unsec. Sub. Nts., 6/1/11                    200,000           214,500
                                                                 ---------------
                                                                       1,070,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.0%
Elizabeth Arden, Inc.,
7.75% Sr. Unsec. Sub. Nts., 1/15/14              $     175,000   $       186,375
--------------------------------------------------------------------------------
ENERGY--3.1%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.3%
Dresser, Inc.,
9.375% Sr. Sub. Nts., 4/15/11                          300,000           330,000
--------------------------------------------------------------------------------
Hanover Compress Co.,
8.625% Sr. Nts., 12/15/10                              300,000           329,250
--------------------------------------------------------------------------------
Hanover Equipment Trust 2001A,
8.50% Sr. Sec. Nts., Series A, 9/1/08                  500,000           540,000
--------------------------------------------------------------------------------
Hornbeck Offshore Services, Inc.,
6.125% Sr. Nts., 12/1/14 7                             350,000           353,500
--------------------------------------------------------------------------------
Ocean Rig Norway AS,
10.25% Sr. Sec. Nts., 6/1/08                           575,000           595,125
--------------------------------------------------------------------------------
Petroleum Helicopters, Inc.,
9.375% Sr. Nts., 5/1/09                                200,000           220,000
--------------------------------------------------------------------------------
Universal Compression, Inc.,
7.25% Sr. Unsec. Sub. Nts., 5/15/10 2                  400,000           429,000
                                                                 ---------------
                                                                       2,796,875

--------------------------------------------------------------------------------
OIL & GAS--2.8%
Chesapeake Energy Corp.:
6.375% Sr. Nts., 6/15/15 7                             250,000           258,125
6.875% Sr. Unsec. Nts., 1/15/16                        672,000           707,280
--------------------------------------------------------------------------------
El Paso Corp.,
7.875% Sr. Unsec. Nts., 6/15/12                      1,519,000         1,596,849
--------------------------------------------------------------------------------
El Paso Energy Corp.,
7.625% Nts., 7/15/11                                   200,000           208,000
--------------------------------------------------------------------------------
El Paso Production Holding Co.,
7.75% Sr. Unsec. Nts., 6/1/13                        1,200,000         1,263,000
--------------------------------------------------------------------------------
EXCO Resources, Inc.,
7.25% Sr. Nts., 1/15/11                                400,000           430,000
--------------------------------------------------------------------------------
Forest Oil Corp.,
7.75% Sr. Nts., 5/1/14                                 300,000           327,750
--------------------------------------------------------------------------------
Frontier Oil Corp.,
6.625% Sr. Nts., 10/1/11 7                             200,000           205,000
--------------------------------------------------------------------------------
Gazprom International SA,
7.201% Sr. Unsec. Bonds, 2/1/20                      4,110,000         4,377,376
--------------------------------------------------------------------------------
MarkWest Energy Partners LP/
MarkWest Energy Finance Corp.,
6.875% Sr. Nts., 11/1/14 7                             150,000           153,000
--------------------------------------------------------------------------------
Newfield Exploration Co.:
6.625% Sr. Unsec. Sub. Nts., 9/1/14 7                  600,000           637,500
8.375% Sr. Sub. Nts., 8/15/12                          500,000           562,500
--------------------------------------------------------------------------------
Pemex Project Funding Master Trust:
8.50% Unsub. Nts., 2/15/08                             420,000           474,600
9.125% Unsec. Unsub. Nts.,
10/13/10                                               610,000           732,915
--------------------------------------------------------------------------------
Plains Exploration & Production Co.,
7.125% Sr. Nts., 6/15/14                               300,000           328,500

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Premcor Refining Group, Inc.:
6.75% Sr. Nts., 5/1/14                           $     350,000   $       373,625
9.50% Sr. Nts., 2/1/13                                 900,000         1,048,500
--------------------------------------------------------------------------------
Range Resources Corp.,
7.375% Sr. Sub. Nts., 7/15/13                          200,000           215,500
--------------------------------------------------------------------------------
Southern Natural Gas Co.,
8% Sr. Unsub. Nts., 3/1/32 2                           300,000           328,875
--------------------------------------------------------------------------------
Stone Energy Corp.,
6.75% Sr. Sub. Nts., 12/15/14 7                        170,000           170,425
--------------------------------------------------------------------------------
Tengizchevroil LLP, 6.124% Nts.,
11/15/14 7                                           1,520,000         1,531,400
--------------------------------------------------------------------------------
Tennessee Gas Pipeline Co.,
7.50% Bonds, 4/1/17                                  1,800,000         1,993,500
--------------------------------------------------------------------------------
Tesoro Petroleum Corp.:
8% Sr. Sec. Nts., 4/15/08                            1,000,000         1,092,500
9.625% Sr. Sub. Nts., 4/1/12                            19,000            21,945
--------------------------------------------------------------------------------
Whiting Petroleum Corp.,
7.25% Sr. Sub. Nts., 5/1/12                            400,000           420,000
--------------------------------------------------------------------------------
Williams Cos., Inc. (The):
7.125% Nts., 9/1/11                                    800,000           878,000
7.625% Nts., 7/15/19                                 1,000,000         1,105,000
8.75% Unsec. Nts., 3/15/32                           1,400,000         1,615,250
--------------------------------------------------------------------------------
XTO Energy, Inc., 7.50% Sr. Nts.,
4/15/12                                                500,000           585,943
                                                                 ---------------
                                                                      23,642,858

--------------------------------------------------------------------------------
FINANCIALS--1.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.3%
American Color Graphics, Inc.,
10% Sr. Sec. Nts., 6/15/10                             200,000           169,750
--------------------------------------------------------------------------------
BCP Caylux Holdings
Luxembourg SCA,
9.625% Sr. Sub. Nts., 6/15/14 7                      1,250,000         1,415,625
--------------------------------------------------------------------------------
Berry Plastics Corp.,
10.75% Sr. Sub. Nts., 7/15/12                          750,000           862,500
                                                                 ---------------
                                                                       2,447,875

--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%
Bank Plus Corp., 12% Sr. Nts.,
7/18/07                                                  7,000             7,525
--------------------------------------------------------------------------------
BankUnited Capital Trust,
10.25% Capital Securities,
12/31/26                                               100,000           108,750
--------------------------------------------------------------------------------
Inter-American
Development Bank,
6.26% Nts., 12/8/09 1 [BRR]                            920,000           347,252
--------------------------------------------------------------------------------
Ongko International
Finance Co. BV,
10.50% Sec. Nts., 3/29/10 2,3,4                         90,000               563
--------------------------------------------------------------------------------
Western Financial Bank,
9.625% Unsec. Sub. Debs., 5/15/12                      500,000           572,500
                                                                 ---------------
                                                                       1,036,590

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.4%
Affinia Group, Inc.,
9% Sr. Sub. Nts., 11/30/14 7                     $     200,000   $       209,500
--------------------------------------------------------------------------------
Global Cash Access LLC/
Global Cash Finance Corp.,
8.75% Sr. Sub. Nts., 3/15/12 2                         275,000           297,688
--------------------------------------------------------------------------------
Helix 04 Ltd.,
7.96% Sec. Nts., 6/30/09 1                           1,000,000         1,003,950
--------------------------------------------------------------------------------
Pemex Project Funding
Master Trust,
7.375% Unsec. Unsub. Nts.,
12/15/14                                               740,000           824,360
--------------------------------------------------------------------------------
Redwood Capital V Ltd.,
6.71% Nts., 1/9/07 1,2                                 750,000           750,000
--------------------------------------------------------------------------------
SBS Agro Finance BV,
10.25% Bonds, 7/21/00 2,3,4                            339,000                --
--------------------------------------------------------------------------------
Universal City Florida:
7.20% Sr. Nts., 5/1/10 1,2                             130,000           135,850
8.375% Sr. Nts., 5/1/10 2                              130,000           135,525
                                                                 ---------------
                                                                       3,356,873

--------------------------------------------------------------------------------
INSURANCE--0.0%
Arbor I Ltd., 17.99% Nts., 6/15/06 1,7                 500,000           518,756
--------------------------------------------------------------------------------
REAL ESTATE--0.4%
American Casino &
Entertainment Properties LLC,
7.85% Sr. Sec. Nts., 2/1/12                            500,000           533,750
--------------------------------------------------------------------------------
Felcor Lodging LP,
9% Sr. Nts., 6/1/11                                    425,000           483,438
--------------------------------------------------------------------------------
Foundation RE Ltd.,
6.40% Nts., 11/24/08 1,2                               500,000           501,363
--------------------------------------------------------------------------------
HMH Properties, Inc.,
7.875% Sr. Nts., Series B, 8/1/08                      202,000           208,565
--------------------------------------------------------------------------------
Host Marriott LP,
9.50% Sr. Nts., 1/15/07                                400,000           440,000
--------------------------------------------------------------------------------
MeriStar Hospitality Corp.,
9.125% Sr. Unsec. Nts., 1/15/11                      1,019,000         1,105,615
                                                                 ---------------
                                                                       3,272,731

--------------------------------------------------------------------------------
HEALTH CARE--1.9%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Fisher Scientific International, Inc.,
8.125% Sr. Sub. Nts., 5/1/12                           261,000           291,015
--------------------------------------------------------------------------------
HMP Equity Holdings Corp.,
16.25% Sr. Disc. Nts., 5/15/08 8                       900,000           599,625
--------------------------------------------------------------------------------
Inverness Medical
Innovations, Inc.,
8.75% Sr. Sub. Nts., 2/15/12 2                         350,000           367,500

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Sybron Dental Specialties, Inc.,
8.125% Sr. Sub. Nts., 6/15/12                    $     300,000   $       328,500
--------------------------------------------------------------------------------
Universal Hospital Services, Inc.,
10.125% Sr. Unsec. Nts., 11/1/11                       300,000           313,500
                                                                 ---------------
                                                                       1,900,140

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.6%
Alderwoods Group, Inc.,
7.75% Sr. Nts., 9/15/12 7                              450,000           488,250
--------------------------------------------------------------------------------
AmeriPath, Inc.,
10.50% Sr. Unsec. Sub. Nts., 4/1/13                    300,000           320,250
--------------------------------------------------------------------------------
Beverly Enterprises, Inc.,
7.875% Sr. Sub. Nts., 6/15/14 2                        300,000           323,250
--------------------------------------------------------------------------------
Community Health Systems, Inc.,
6.50% Sr. Sub. Nts., 12/15/12 7                        400,000           405,000
--------------------------------------------------------------------------------
Extendicare Health Services, Inc.:
6.875% Sr. Sub. Nts., 5/1/14                           300,000           307,500
9.50% Sr. Unsec. Sub. Nts., 7/1/10                     300,000           337,500
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust II,
7.875% Nts., 2/1/08                                    900,000           978,750
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust III,
7.375% Nts., 2/1/08 [DEM]                               25,000            19,068
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust IV,
7.875% Trust Preferred Nts.,
6/15/11                                                600,000           672,000
--------------------------------------------------------------------------------
Genesis HealthCare Corp.,
8% Sr. Sub. Nts., 10/15/13                             200,000           218,000
--------------------------------------------------------------------------------
HCA, Inc.:
6.30% Sr. Unsec. Nts., 10/1/12                       1,400,000         1,422,044
6.375% Nts., 1/15/15                                 1,350,000         1,357,954
--------------------------------------------------------------------------------
HealthSouth Corp.:
7.625% Nts., 6/1/12                                  1,000,000         1,010,000
10.75% Sr. Unsec. Sub. Nts.,
10/1/08                                                 19,000            20,140
--------------------------------------------------------------------------------
Magellan Health Services, Inc.,
9.375% Sr. Unsec. Nts.,
Series A, 11/15/08                                     653,675           714,957
--------------------------------------------------------------------------------
Medquest, Inc.,
11.875% Sr. Unsec. Sub. Nts.,
Series B, 8/15/12 2                                    600,000           708,000
--------------------------------------------------------------------------------
NDCHealth Corp.,
10.50% Sr. Unsec. Sub. Nts.,
12/1/12                                                250,000           270,000
--------------------------------------------------------------------------------
PacifiCare Health Systems, Inc.,
10.75% Sr. Unsec. Unsub. Nts.,
6/1/09                                                 585,000           678,600
--------------------------------------------------------------------------------
Quintiles Transnational Corp.,
10% Sr. Sub. Nts., 10/1/13 2                           300,000           337,500

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                         $     744,000   $       693,780
7.375% Nts., 2/1/13                                     19,000            18,525
9.875% Sr. Nts., 7/1/14 7                              950,000         1,040,250
--------------------------------------------------------------------------------
Triad Hospitals, Inc.:
7% Sr. Nts., 5/15/12                                   200,000           211,500
7% Sr. Sub. Nts., 11/15/13                             500,000           513,750
--------------------------------------------------------------------------------
US Oncology, Inc.:
9% Sr. Nts., 8/15/12 7                                 300,000           336,750
10.75% Sr. Sub. Nts., 8/15/14 7                        300,000           348,750
                                                                 ---------------
                                                                      13,752,068

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%
Valeant Pharmaceuticals
International, Inc.,
7% Sr. Nts., 12/15/11                                  350,000           365,750
--------------------------------------------------------------------------------
INDUSTRIALS--2.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.4%
Alliant Techsystems, Inc.,
8.50% Sr. Unsec. Sub. Nts., 5/15/11                    300,000           330,000
--------------------------------------------------------------------------------
BE Aerospace, Inc.:
8.50% Sr. Unsec. Nts., 10/1/10                         200,000           221,000
8.875% Sr. Unsec. Sub. Nts., 5/1/11                    219,000           229,950
--------------------------------------------------------------------------------
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15 7                        700,000           701,750
7.625% Sr. Sub. Nts., 6/15/12                          300,000           330,750
--------------------------------------------------------------------------------
Rexnord Corp.,
10.125% Sr. Unsec. Sub. Nts.,
12/15/12                                               350,000           397,250
--------------------------------------------------------------------------------
TD Funding Corp.,
8.375% Sr. Sub. Nts., 7/15/11                          400,000           431,000
--------------------------------------------------------------------------------
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                               223,000           259,795
11% Sr. Sub. Nts., 2/15/13                             194,000           234,740
--------------------------------------------------------------------------------
Vought Aircraft Industries, Inc.,
8% Sr. Nts., 7/15/11                                   200,000           195,500
                                                                 ---------------
                                                                       3,331,735

--------------------------------------------------------------------------------
AIRLINES--0.1%
America West Airlines, Inc.,
10.75% Sr. Nts., 9/1/05                                450,000           451,125
--------------------------------------------------------------------------------
ATA Holdings Corp.,
13% Sr. Unsec. Nts., 2/1/09 3,4                        735,000           422,625
                                                                 ---------------
                                                                         873,750

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%
Associated Materials, Inc.,
9.75% Sr. Sub. Nts., 4/15/12                           200,000           224,500
--------------------------------------------------------------------------------
Goodman Global
Holding Co., Inc.,
7.875% Sr. Sub. Nts., 12/15/12 7                       170,000           169,150

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
BUILDING PRODUCTS Continued
Jacuzzi Brands, Inc.,
9.625% Sr. Sec. Nts., 7/1/10                     $     311,000   $       346,765
--------------------------------------------------------------------------------
North America Energy
Partners, Inc.,
8.75% Sr. Unsec. Nts., 12/1/11                         150,000           153,750
                                                                 ---------------
                                                                         894,165

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.7%
Allied Waste North America, Inc.:
7.875% Sr. Nts., 4/15/13                               400,000           412,000
8.50% Sr. Sub. Nts., 12/1/08                           900,000           958,500
8.875% Sr. Nts., Series B, 4/1/08                      800,000           860,000
9.25% Sr. Sec. Debs., Series B, 9/1/12                 950,000         1,033,125
--------------------------------------------------------------------------------
Cenveo Corp.,
7.875% Sr. Sub. Nts., 12/1/13                        1,000,000           935,000
--------------------------------------------------------------------------------
Corrections Corp. of America:
7.50% Sr. Nts., 5/1/11                                 200,000           214,750
9.875% Sr. Nts., 5/1/09                                300,000           334,500
--------------------------------------------------------------------------------
Hydrochem Industrial
Services, Inc.,
10.375% Sr. Sub. Nts., 8/1/07 2                        150,000           151,875
--------------------------------------------------------------------------------
Kindercare Learning
Centers, Inc.,
9.50% Sr. Sub. Nts., 2/15/09                           384,000           387,360
--------------------------------------------------------------------------------
Mail-Well I Corp.,
9.625% Sr. Nts., 3/15/12 2                             400,000           441,000
--------------------------------------------------------------------------------
Protection One, Inc./
Protection One Alarm
Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05                        400,000           406,000
--------------------------------------------------------------------------------
Synagro Technologies, Inc.,
9.50% Sr. Sub. Nts., 4/1/09                            200,000           219,000
                                                                 ---------------
                                                                       6,353,110

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
Integrated Electrical Services, Inc.,
9.375% Sr. Sub. Nts.,
Series C, 2/1/09                                       405,000           382,725
--------------------------------------------------------------------------------
URS Corp.:
11.50% Sr. Unsec. Nts., 9/15/09                         97,000           112,035
12.25% Sr. Sub. Nts.,
Series B, 5/1/09 2                                      19,000            20,330
                                                                 ---------------
                                                                         515,090

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
Belden & Blake Corp.,
8.75% Sr. Sec. Nts., 7/15/12 2                         325,000           331,500
--------------------------------------------------------------------------------
Dayton Superior Corp.,
13% Sr. Unsec. Sub. Nts., 6/15/09                      200,000           209,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT Continued
General Cable Corp.,
9.50% Sr. Nts., 11/15/10                         $     200,000   $       227,000
--------------------------------------------------------------------------------
Tennessee Gas Pipeline Co.,
7% Sr. Unsec. Debs., 10/15/28                          500,000           503,750
                                                                 ---------------
                                                                       1,271,250

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.0%
Great Lakes Dredge & Dock Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/13                                               120,000           109,800
--------------------------------------------------------------------------------
MACHINERY--0.5%
AGCO Corp.,
9.50% Sr. Unsec. Nts., 5/1/08                          800,000           856,000
--------------------------------------------------------------------------------
Douglas Dynamics LLC,
7.75% Sr. Nts., 1/15/12 7                              300,000           305,625
--------------------------------------------------------------------------------
Dresser-Rand Group, Inc.,
7.375% Sr. Sub. Nts., 11/1/14 7                        100,000           102,500
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The),
10.50% Sr. Sub. Nts., 8/1/12                           500,000           577,500
--------------------------------------------------------------------------------
Milacron Escrow Corp.,
11.50% Sr. Sec. Nts., 5/15/11 2                        600,000           639,000
--------------------------------------------------------------------------------
Navistar International Corp.,
7.50% Sr. Nts., 6/15/11                                400,000           431,000
--------------------------------------------------------------------------------
NMHG Holding Co.,
10% Sr. Nts., 5/15/09                                  300,000           333,000
--------------------------------------------------------------------------------
SPX Corp., 7.50% Sr. Nts., 1/1/13                      600,000           654,000
--------------------------------------------------------------------------------
Terex Corp., 9.25% Sr. Unsec.
Sub. Nts., 7/15/11                                     400,000           451,000
--------------------------------------------------------------------------------
Trinity Industries, Inc.,
6.50% Sr. Nts., 3/15/14                                300,000           301,500
                                                                 ---------------
                                                                       4,651,125

--------------------------------------------------------------------------------
MARINE--0.1%
CP Ships Ltd.,
10.375% Sr. Nts., 7/15/12                              600,000           695,250
--------------------------------------------------------------------------------
Millenium Seacarriers, Inc.,
12% Sr. Sec. Nts., 7/15/05 2,3,4                       250,000             6,025
--------------------------------------------------------------------------------
Navigator Gas Transport plc,
10.50% First Priority Ship
Mtg. Nts., 6/30/07 2,3,4                               175,000           132,344
                                                                 ---------------
                                                                         833,619

--------------------------------------------------------------------------------
ROAD & RAIL--0.2%
Kansas City Southern
Railway Co. (The),
7.50% Sr. Nts., 6/15/09                                400,000           422,000
--------------------------------------------------------------------------------
Stena AB:
7% Sr. Nts., 12/1/16 7                                 800,000           796,000
7.50% Sr. Unsec. Nts., 11/1/13                         387,000           407,318
9.625% Sr. Nts., 12/1/12                               250,000           283,750
                                                                 ---------------
                                                                       1,909,068

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.1%
United Rentals, Inc.,
7% Sr. Sub. Nts., 2/15/14                        $     900,000   $       846,000
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.1%
Horizon Lines LLC, 9% Nts.,
11/1/12 7                                              300,000           324,000
--------------------------------------------------------------------------------
Worldspan LP/
Worldspan Financial Corp.,
9.625% Sr. Nts., 6/15/11                               400,000           400,000
                                                                 ---------------
                                                                         724,000

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.9%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%
Lucent Technologies, Inc.,
6.45% Unsec. Debs., 3/15/29                            500,000           455,000
--------------------------------------------------------------------------------
Orion Network Systems, Inc.,
12.50% Sr. Unsub. Disc. Nts.,
1/15/07 2,3,4                                          675,000           354,375
                                                                 ---------------
                                                                         809,375

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
Seagate Technology
Hdd Holdings,
8% Sr. Nts., 5/15/09                                   200,000           217,000
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Flextronics International Ltd.,
6.25% Sr. Sub. Nts., 11/15/14 7                      1,100,000         1,094,500
--------------------------------------------------------------------------------
Ingram Micro, Inc., 9.875% Sr.
Unsec. Sub. Nts., 8/15/08                              700,000           764,750
--------------------------------------------------------------------------------
LCE Acquisition Corp.,
9% Sr. Sub. Nts., 8/1/14 7                             425,000           462,188
--------------------------------------------------------------------------------
Sensus Metering System, Inc.,
8.625% Sr. Unsec. Sub. Nts., 12/15/13                  450,000           463,500
                                                                 ---------------
                                                                       2,784,938

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 2,3,4 [EUR]                  338,620             4,603
--------------------------------------------------------------------------------
Globix Corp., 11% Sr. Nts., 5/1/08 14                   42,888            39,671
--------------------------------------------------------------------------------
NorthPoint Communications
Group, Inc.,
12.875% Nts., 2/15/10 2,3,4                            200,173                --
--------------------------------------------------------------------------------
PSINet, Inc.,
10.50% Sr. Unsec. Nts.,
12/1/06 2,3,4 [EUR]                                    100,000             5,437
                                                                 ---------------
                                                                          49,711

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--0.1%
Iron Mountain, Inc.,
7.75% Sr. Sub. Nts., 1/15/15                     $     400,000   $       408,000
--------------------------------------------------------------------------------
Titan Corp. (The),
8% Sr. Sub. Nts., 5/15/11                              100,000           107,000
                                                                 ---------------
                                                                         515,000

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4%
AMI Semiconductor, Inc.,
10.75% Sr. Unsec. Sub. Nts., 2/1/13                    389,000           459,020
--------------------------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                                200,000           189,000
9.25% Sr. Unsec. Sub. Nts., 2/15/08                    250,000           256,875
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc.,
7.125% Sr. Unsec. Nts., 7/15/14                        600,000           654,000
--------------------------------------------------------------------------------
Huntsman International LLC,
7.375% Sr. Sub. Nts., 1/1/15 7                       1,100,000         1,108,250
--------------------------------------------------------------------------------
MagnaChip Semiconductor Ltd.,
8% Sr. Sub. Nts., 12/15/14 7                            87,000            91,133
--------------------------------------------------------------------------------
Micron Technology, Inc.,
6.50% Sub. Nts., 9/30/05                             1,000,000           995,000
                                                                 ---------------
                                                                       3,753,278

--------------------------------------------------------------------------------
MATERIALS--4.1%
--------------------------------------------------------------------------------
CHEMICALS--1.3%
Compass Minerals Group, Inc.,
10% Sr. Sub. Nts., 8/15/11                             450,000           508,500
--------------------------------------------------------------------------------
Crompton Corp.,
9.875% Sr. Nts., 8/1/12 7                              350,000           402,500
--------------------------------------------------------------------------------
Equistar Chemicals LP/
Equistar Funding Corp.:
8.75% Sr. Unsec. Nts., 2/15/09                         400,000           450,000
10.125% Sr. Unsec. Nts., 9/1/08                         19,000            21,993
10.625% Sr. Unsec. Nts., 5/1/11                        900,000         1,048,500
--------------------------------------------------------------------------------
Huntsman Co. LLC:
11.625% Sr. Unsec. Nts., 10/15/10                       19,000            22,563
11.75% Sr. Nts., 7/15/12 7                             700,000           831,250
--------------------------------------------------------------------------------
Huntsman Corp./
ICI Chemical Co. plc:
13.09% Sr. Unsec. Disc. Nts.,
12/31/09 8                                             600,000           339,000
10.125% Sr. Unsec. Sub. Nts.,
7/1/09 [EUR]                                           124,000           177,396
10.125% Sr. Unsec. Sub. Nts.,
7/1/09                                                 853,000           902,048
--------------------------------------------------------------------------------
Huntsman International LLC,
9.875% Sr. Nts., 3/1/09                                850,000           937,125
--------------------------------------------------------------------------------
IMC Global, Inc.,
10.875% Sr. Unsec. Nts., 8/1/13 2                       19,000            23,845
--------------------------------------------------------------------------------
Innophos, Inc.,
8.875% Sr. Sub. Nts., 8/15/14 2                        400,000           434,000

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
ISP Holdings, Inc.,
10.625% Sr. Sec. Nts., 12/15/09                  $     200,000   $       222,500
--------------------------------------------------------------------------------
KI Holdings, Inc., 0%/9.875%
Sr. Disc. Nts., 11/15/14 7,13                          350,000           225,750
--------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08                               19,000            20,710
9.625% Sr. Sec. Nts.,
Series A, 5/1/07                                       200,000           221,000
9.875% Sec. Nts., Series B, 5/1/07                     980,000         1,031,450
--------------------------------------------------------------------------------
Millennium America, Inc.,
9.25% Sr. Unsec. Sub. Nts., 6/15/08                    100,000           114,250
--------------------------------------------------------------------------------
PCI Chemicals Canada,
10% Sr. Sec. Nts., 12/31/08                            113,061           120,410
--------------------------------------------------------------------------------
Pioneer Cos., Inc.,
6.05% Sr. Sec. Nts., 12/31/06 1                         35,804            37,773
--------------------------------------------------------------------------------
PolyOne Corp.:
8.875% Sr. Unsec. Nts., 5/1/12                       1,200,000         1,311,000
10.625% Sr. Unsec. Nts., 5/15/10                        19,000            21,470
--------------------------------------------------------------------------------
Resolution Performance
Products LLC:
8% Sr. Sec. Nts., 12/15/09                             250,000           270,000
13.50% Sr. Unsec. Sub. Nts., 11/15/10                  100,000           109,250
--------------------------------------------------------------------------------
Rhodia SA,
10.25% Sr. Unsec. Nts., 6/1/10                         550,000           621,500
--------------------------------------------------------------------------------
Rockwood Specialties Group, Inc.,
7.50% Sr. Sub. Nts., 11/15/14 7                        200,000           208,500
--------------------------------------------------------------------------------
Sterling Chemicals, Inc.,
10% Sr. Sec. Nts., 12/19/07 14                         170,473           171,325
--------------------------------------------------------------------------------
Westlake Chemical Corp.,
8.75% Sr. Nts., 7/15/11                                260,000           295,100
                                                                 ---------------
                                                                      11,100,708

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%
Texas Industries, Inc.,
10.25% Sr. Unsec. Nts., 6/15/11                        400,000           470,000
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.1%
Crown Euro Holdings SA:
9.50% Sr. Sec. Nts., 3/1/11                            500,000           572,500
10.875% Sr. Sec. Nts., 3/1/13                          200,000           237,500
--------------------------------------------------------------------------------
Graham Packaging Co., Inc.:
8.50% Sr. Nts., 10/15/12 7                             200,000           211,000
9.875% Sub. Nts., 10/15/14 7                           300,000           321,750
--------------------------------------------------------------------------------
Graphic Packaging
International Corp.:
8.50% Sr. Nts., 8/15/11                                500,000           548,750
9.50% Sr. Sub. Nts., 8/15/13                           350,000           399,875
--------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13                   300,000           321,750
8.25% Sr. Unsec. Nts., 10/1/12                         250,000           273,750

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING Continued
MDP Acquisitions plc,
9.625% Sr. Nts., 10/1/12                         $     400,000   $       448,000
--------------------------------------------------------------------------------
Owens-Brockway
Glass Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11                           450,000           489,375
8.25% Sr. Unsec. Nts., 5/15/13                         419,000           462,995
8.75% Sr. Sec. Nts., 11/15/12                        1,000,000         1,132,500
8.875% Sr. Sec. Nts., 2/15/09                          200,000           218,250
--------------------------------------------------------------------------------
Pliant Corp., 0%/11.125%
Sr. Sec. Disc. Nts., 6/15/09 13                        400,000           371,500
--------------------------------------------------------------------------------
Solo Cup Co.,
8.50% Sr. Sub. Nts., 2/15/14                           500,000           522,500
--------------------------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                                850,000           930,750
9.25% Sr. Unsec. Nts., 2/1/08                          200,000           222,000
9.75% Sr. Unsec. Nts., 2/1/11                          600,000           660,000
--------------------------------------------------------------------------------
Stone Container Finance Co.
of Canada II,
7.375% Sr. Unsec. Nts., 7/15/14                        300,000           321,000
--------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr.
Unsec. Sub. Nts., 6/15/12 2                            500,000           532,500
                                                                 ---------------
                                                                       9,198,245

--------------------------------------------------------------------------------
METALS & MINING--1.1%
AK Steel Corp.:
7.75% Sr. Unsec. Nts., 6/15/12                         219,000           226,665
7.875% Sr. Unsec. Nts., 2/15/09                        500,000           511,875
--------------------------------------------------------------------------------
Arch Western Finance LLC,
6.75% Sr. Nts., 7/1/13                                 400,000           415,000
--------------------------------------------------------------------------------
Asia Aluminum Holdings Ltd.,
8% Sr. Sec. Nts., 12/23/11 2                           925,000           938,875
--------------------------------------------------------------------------------
California Steel Industries, Inc.,
6.125% Sr. Nts., 3/15/14                               400,000           399,000
--------------------------------------------------------------------------------
Century Aluminum Co.,
7.50% Sr. Nts., 8/15/14 7                              600,000           642,000
--------------------------------------------------------------------------------
Foundation PA Coal Co.,
7.25% Sr. Nts., 8/1/14 7                               250,000           267,500
--------------------------------------------------------------------------------
IMCO Recycling, Inc.,
10.375% Sr. Sec. Nts., 10/15/10                        300,000           342,000
--------------------------------------------------------------------------------
International Steel Group, Inc.,
6.50% Sr. Nts., 4/15/14                                200,000           215,500
--------------------------------------------------------------------------------
International Utility
Structures, Inc.,
13% Unsec. Sub. Nts., 2/1/08 2,3,4                      71,000                --
--------------------------------------------------------------------------------
Ispat Inland ULC,
9.75% Sr. Sec. Nts., 4/1/14                            585,000           725,400
--------------------------------------------------------------------------------
Jorgensen (Earle M.) Co.,
9.75% Sr. Sec. Nts., 6/1/12                            500,000           565,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Kaiser Aluminum &
Chemical Corp.,
10.875% Sr. Nts.,
Series B, 10/15/06 3,4                           $     500,000   $       443,750
--------------------------------------------------------------------------------
Koppers Industry, Inc.,
9.875% Sr. Sec. Nts., 10/15/13                         300,000           343,500
--------------------------------------------------------------------------------
Massey Energy Co.,
6.625% Sr. Nts., 11/15/10                              200,000           210,000
--------------------------------------------------------------------------------
Metallurg, Inc.,
11% Sr. Nts., 12/1/07                                  500,000           437,500
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc.,
10% Sr. Nts., 7/15/09                                  400,000           447,000
--------------------------------------------------------------------------------
Peabody Energy Corp.,
6.875% Sr. Unsec. Nts.,
Series B, 3/15/13                                      400,000           435,000
--------------------------------------------------------------------------------
Steel Dynamics, Inc.,
9.50% Sr. Nts., 3/15/09                                200,000           220,000
--------------------------------------------------------------------------------
UCAR Finance, Inc.,
10.25% Sr. Nts., 2/15/12 2                             300,000           344,250
--------------------------------------------------------------------------------
United States Steel Corp.:
9.75% Sr. Nts., 5/15/10                                336,000           384,720
10.75% Sr. Nts., 8/1/08                                519,000           613,718
                                                                 ---------------
                                                                       9,128,253

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.6%
Abitibi-Consolidated, Inc.,
8.55% Nts., 8/1/10                                     200,000           217,750
--------------------------------------------------------------------------------
Appleton Papers, Inc.,
8.125% Sr. Nts., 6/15/11                               300,000           324,750
--------------------------------------------------------------------------------
Buckeye Technologies, Inc.,
8.50% Sr. Nts., 10/1/13                                100,000           109,000
--------------------------------------------------------------------------------
Fort James Corp.,
6.875% Sr. Nts., 9/15/07                               500,000           533,750
--------------------------------------------------------------------------------
Georgia-Pacific Corp.:
8.125% Sr. Unsec. Nts., 5/15/11                      1,050,000         1,212,750
9.375% Sr. Unsec. Nts., 2/1/13                         800,000           936,000
--------------------------------------------------------------------------------
Inland Fiber Group LLC,
9.625% Sr. Unsec. Nts., 11/15/07 2,3,4                 300,000           136,500
--------------------------------------------------------------------------------
Norske Skog Canada Ltd.,
7.375% Sr. Unsec. Nts., 3/1/14                         300,000           314,250
--------------------------------------------------------------------------------
Riverside Forest Products Ltd.,
7.875% Sr. Unsec. Sub. Nts., 3/1/14                    300,000           331,500
--------------------------------------------------------------------------------
Tekni-Plex, Inc.:
8.75% Sr. Sec. Nts., 11/15/13 7                        669,000           669,000
12.75% Sr. Unsec. Sub. Nts.,
Series B, 6/15/10                                      200,000           191,000
--------------------------------------------------------------------------------
Tembec Industries, Inc.,
8.50% Sr. Unsec. Nts., 2/1/11                           19,000            19,190
--------------------------------------------------------------------------------
Western Forest Products, Inc.,
15% Sec. Nts., 7/28/09 7,14                            187,000           211,778
                                                                 ---------------
                                                                       5,207,218

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.2%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
American Tower Corp.:
7.125% Sr. Unsec. Nts., 10/15/12 7               $     250,000   $       256,875
9.375% Sr. Nts., 2/1/09 5                              133,000           141,313
--------------------------------------------------------------------------------
Citizens Communications Co.,
6.25% Sr. Nts., 1/15/13                                700,000           708,750
--------------------------------------------------------------------------------
Crown Castle International Corp.,
7.50% Sr. Nts., 12/1/13                                400,000           432,000
--------------------------------------------------------------------------------
MCI, Inc.:
6.908% Sr. Unsec. Nts., 5/1/07 1                       468,000           480,285
7.688% Sr. Unsec. Nts., 5/1/09 1                     1,150,000         1,193,125
--------------------------------------------------------------------------------
PSINet, Inc., 11% Sr. Nts., 8/1/09 2,3,4               265,814             3,987
--------------------------------------------------------------------------------
Qwest Capital Funding, Inc.,
7.90% Unsec. Nts., 8/15/10                             819,000           831,285
--------------------------------------------------------------------------------
Qwest Communications
International, Inc.,
7.25% Sr. Nts., 2/15/11 7                              300,000           309,000
--------------------------------------------------------------------------------
Qwest Corp.,
9.125% Nts., 3/15/12 7                                 800,000           928,000
--------------------------------------------------------------------------------
Qwest Services Corp.:
14% Nts., 12/15/10 1,7                               2,700,000         3,260,250
14.50% Nts., 12/15/14 7                              1,000,000         1,270,000
--------------------------------------------------------------------------------
Teligent, Inc.,
11.50% Sr. Nts., 12/1/07 2,3,4                         500,000                --
--------------------------------------------------------------------------------
Telus Corp., 7.50% Nts., 6/1/07                        790,000           858,810
--------------------------------------------------------------------------------
Time Warner Telecom LLC/
Time Warner Telecom, Inc.,
9.75% Sr. Nts., 7/15/08                                300,000           305,250
--------------------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 2,3,4                         250,000                --
                                                                 ---------------
                                                                      10,978,930

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.9%
Alamosa Delaware, Inc.:
8.50% Sr. Nts., 1/31/12                                400,000           439,000
11% Sr. Unsec. Nts., 7/31/10                            19,000            22,468
12.50% Sr. Unsec. Nts., 2/1/11                          50,000            56,750
--------------------------------------------------------------------------------
American Cellular Corp.,
10% Sr. Nts., Series B, 8/1/11                         575,000           495,938
--------------------------------------------------------------------------------
American Tower Corp.,
7.50% Sr. Nts., 5/1/12                                 400,000           422,000
--------------------------------------------------------------------------------
American Tower Escrow Corp.,
12.25% Sr. Sub. Disc. Nts., 8/1/08 8                   800,000           602,000
--------------------------------------------------------------------------------
AT&T Corp.:
9.05% Sr. Unsec. Nts., 11/15/11 1                    1,000,000         1,156,250
9.75% Sr. Nts., 11/15/31 1                             500,000           599,375
--------------------------------------------------------------------------------
CellNet Data Systems, Inc.,
Sr. Unsec. Disc. Nts., 10/1/07 2,3,4                   400,000                --

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
Centennial Cellular
Operating Co. LLC/Centennial
Communications Corp.,
10.125% Sr. Nts., 6/15/13                        $   1,050,000   $     1,183,875
--------------------------------------------------------------------------------
Crown Castle International Corp.,
10.75% Sr. Nts., 8/1/11                              1,000,000         1,090,000
--------------------------------------------------------------------------------
Dobson Cellular Systems,
8.375% Sec. Nts., 11/1/11 7                            130,000           134,875
--------------------------------------------------------------------------------
Dobson Communications Corp.:
8.875% Sr. Nts., 10/1/13                               219,000           154,943
10.875% Sr. Unsec. Nts., 7/1/10                        600,000           468,000
--------------------------------------------------------------------------------
IWO Escrow Co.,
Sr. Sec. Nts., 1/15/12 1,5,7                           110,000           111,375
--------------------------------------------------------------------------------
Nextel Communications, Inc.,
7.375% Sr. Nts., 8/1/15                              3,080,000         3,403,400
--------------------------------------------------------------------------------
Nextel Partners, Inc.,
12.50% Sr. Nts., 11/15/09                              342,000           389,025
--------------------------------------------------------------------------------
Rogers Wireless
Communications, Inc.:
7.50% Sr. Sec. Nts., 3/15/15 7                         450,000           477,000
8% Sr. Sub. Nts., 12/15/12 7                           400,000           425,000
--------------------------------------------------------------------------------
Rural Cellular Corp.:
8.25% Sr. Sec. Nts., 3/15/12                           275,000           292,188
9.625% Sr. Sub. Nts.,
Series B, 5/15/08                                      500,000           477,500
9.75% Sr. Sub. Nts., 1/15/10                           519,000           472,290
9.875% Sr. Nts., 2/1/10                                300,000           306,750
--------------------------------------------------------------------------------
SBA Communications Corp.,
8.50% Sr. Nts., 12/1/12 7                              550,000           563,750
--------------------------------------------------------------------------------
SBA Telecommunications, Inc./
SBA Communications Corp.,
0%/9.75% Sr. Disc. Nts., 12/15/11 13                 1,169,000           990,728
--------------------------------------------------------------------------------
Triton PCS, Inc.,
8.50% Sr. Unsec. Nts., 6/1/13                          550,000           533,500
--------------------------------------------------------------------------------
UbiquiTel Operating Co.,
9.875% Sr. Nts., 3/1/11                                600,000           676,500
--------------------------------------------------------------------------------
US Unwired, Inc.,
10% Sr. Sec. Nts., 6/15/12                             250,000           283,125
--------------------------------------------------------------------------------
Western Wireless Corp.,
9.25% Sr. Unsec. Nts., 7/15/13                         469,000           512,383
                                                                 ---------------
                                                                      16,739,988

--------------------------------------------------------------------------------
UTILITIES--2.0%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.3%
AES Corp. (The),
8.75% Sr. Sec. Nts., 5/15/13 7                         700,000           798,875
--------------------------------------------------------------------------------
Caithness Coso Funding Corp.,
9.05% Sr. Sec. Nts.,
Series B, 12/15/09                                     293,438           324,249
--------------------------------------------------------------------------------
Calpine Corp.,
7.625% Sr. Nts., 4/15/06                               200,000           197,500

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
CenterPoint Energy, Inc.,
7.25% Sr. Nts., Series B, 9/1/10                 $     200,000   $       223,330
--------------------------------------------------------------------------------
CITGO Trustees Cayman Ltd.,
8.50% Nts., 12/21/14 2                                 610,000           611,525
--------------------------------------------------------------------------------
CMS Energy Corp.:
7.50% Sr. Nts., 1/15/09                                 19,000            20,330
7.75% Sr. Nts., 8/1/10                                 200,000           219,750
8.50% Sr. Nts., 4/15/11                                250,000           285,313
9.875% Sr. Unsec. Nts., 10/15/07                       900,000         1,010,250
--------------------------------------------------------------------------------
CMS Energy X-TRAS
Pass-Through Trust I,
7% Sr. Unsec. Pass-Through
Certificates, 1/15/05                                  300,000           300,000
--------------------------------------------------------------------------------
Funding Corp./
Beaver Valley Funding Corp.,
9% Second Lease
Obligation Bonds, 6/1/17                               199,000           235,818
--------------------------------------------------------------------------------
Midwest Generation LLC,
8.75% Sr. Sec. Nts., 5/1/34                          1,850,000         2,109,000
--------------------------------------------------------------------------------
Mirant Americas Generation LLC,
7.625% Sr. Unsec. Nts., 5/1/06 3,4                     200,000           216,000
--------------------------------------------------------------------------------
MSW Energy Holdings II LLC/
MSW Energy Finance Co. II, Inc.,
7.375% Sr. Sec. Nts.,
Series B, 9/1/10                                       350,000           369,250
--------------------------------------------------------------------------------
MSW Energy Holdings LLC/
MSW Energy Finance Co., Inc.,
8.50% Sr. Sec. Nts., 9/1/10                            200,000           220,000
--------------------------------------------------------------------------------
NRG Energy, Inc.,
8% Sr. Sec. Nts., 12/15/13 7                         1,100,000         1,204,500
--------------------------------------------------------------------------------
Reliant Energy, Inc.,
6.75% Sr. Sec. Nts., 12/15/14                          400,000           399,500
--------------------------------------------------------------------------------
Reliant Resources, Inc.:
9.25% Sr. Sec. Nts., 7/15/10                           669,000           749,280
9.50% Sr. Sec. Nts., 7/15/13                           900,000         1,027,125
--------------------------------------------------------------------------------
Teco Energy, Inc.,
7.20% Unsec. Unsub. Nts., 5/1/11                       600,000           660,000
--------------------------------------------------------------------------------
Texas Genco LLC,
6.875% Sr. Nts., 12/15/14 7                            550,000           571,313
                                                                 ---------------
                                                                      11,752,908

--------------------------------------------------------------------------------
GAS UTILITIES--0.1%
AmeriGas Partners LP/
AmeriGas Eagle Finance Corp.,
8.875% Sr. Unsec. Nts.,
Series B, 5/20/11                                      500,000           547,500
--------------------------------------------------------------------------------
SEMCO Energy, Inc.,
7.125% Sr. Nts., 5/15/08                               150,000           161,291
                                                                 ---------------
                                                                         708,791

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.6%
AES Red Oak LLC,
8.54% Sr. Sec. Bonds,
Series A, 11/30/19                               $     562,854   $       634,617
--------------------------------------------------------------------------------
Consumers Energy Co.,
7.375% Nts., 9/15/23                                   250,000           258,610
--------------------------------------------------------------------------------
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts., 4/1/11                  850,000           822,375
8.75% Sr. Nts., 2/15/12                              1,669,000         1,756,623
10.125% Sr. Sec. Nts., 7/15/13 7                       800,000           920,000
--------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC,
8.625% Sec. Pass-Through
Certificates, Series A, 6/30/12                        429,280           476,770
--------------------------------------------------------------------------------
NorthWestern Corp.,
5.875% Sr. Sec. Nts., 11/1/14 7                         90,000            92,517
                                                                 ---------------
                                                                       4,961,512
                                                                 ---------------
Total Corporate Bonds and
Notes (Cost $228,184,438)                                            240,328,675

                                                        SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.3%
--------------------------------------------------------------------------------
AmeriKing, Inc.,
13% Cum. Sr. Exchangeable,
Non-Vtg. 2,4,14                                          4,253                --
--------------------------------------------------------------------------------
Doane Pet Care Co.,
14.25% Jr. Sub. Exchange Debs.,
Non-Vtg. 2,4                                             5,000           261,250
--------------------------------------------------------------------------------
Dobson Communications Corp.,
6% Cv., Series F (converts into
Dobson Communications Corp.,
Cl. A common stock), Non-Vtg. 7                            550            38,549
--------------------------------------------------------------------------------
e.spire Communications, Inc.,
12.75% Jr. Redeemable, Non-Vtg. 2,4,14                     216                22
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc.,
11.75% Cum. Exchangeable,
Series B, Non-Vtg. 2,4                                   5,000           436,250
--------------------------------------------------------------------------------
ICG Holdings, Inc.,
14.25% Exchangeable, Non-Vtg. 2,4,14                       151                --
--------------------------------------------------------------------------------
Paxson Communications Corp.:
14.25% Cum. Jr. Exchangeable, Non-Vtg. 2,14                 43           317,125
14.25% Cum. Jr. Exchangeable, Non-Vtg. 2,4,14                1             5,790
--------------------------------------------------------------------------------
Pennsylvania Real Estate
Investment Trust, 11%                                    2,000           121,000
--------------------------------------------------------------------------------
PTV, Inc., 10% Cum.,
Series A, Non-Vtg                                            7                24
--------------------------------------------------------------------------------
Rural Cellular Corp.,
11.375% Cum.,
Series B, Non-Vtg. 2,4,14                                  630           489,825

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PREFERRED STOCKS Continued
Sovereign Real Estate Investment
Trust, 12% Non-Cum., Series A 2                          4,600   $       698,050
                                                                 ---------------
Total Preferred
Stocks (Cost $2,471,559)                                               2,367,885

--------------------------------------------------------------------------------
COMMON STOCKS--2.8%
--------------------------------------------------------------------------------
AboveNet, Inc. 4                                            72             2,304
--------------------------------------------------------------------------------
ACE Ltd.                                                 4,100           175,275
--------------------------------------------------------------------------------
Aegis Group plc                                         84,740           175,708
--------------------------------------------------------------------------------
Aetna, Inc.                                              1,400           174,650
--------------------------------------------------------------------------------
All Nippon Airways Co. Ltd.                             48,000           167,229
--------------------------------------------------------------------------------
Allstate Corp.                                           3,300           170,676
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                 2,510           162,673
--------------------------------------------------------------------------------
Apache Corp.                                             3,300           166,881
--------------------------------------------------------------------------------
Apple Computer, Inc. 4                                   2,700           173,880
--------------------------------------------------------------------------------
Arriva plc                                              17,920           185,785
--------------------------------------------------------------------------------
Ashland, Inc.                                            2,900           169,302
--------------------------------------------------------------------------------
Autodesk, Inc.                                           5,000           189,750
--------------------------------------------------------------------------------
BAE Systems plc                                         35,850           158,650
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                            1,600           163,696
--------------------------------------------------------------------------------
Beverly Hills Bancorp, Inc.                              6,273            63,357
--------------------------------------------------------------------------------
Black & Decker Corp.                                     2,000           176,660
--------------------------------------------------------------------------------
Broadwing Corp.                                            688             6,268
--------------------------------------------------------------------------------
Burlington Resources, Inc.                               3,900           169,650
--------------------------------------------------------------------------------
Cebridge Connections
Holding LLC 4                                              529                --
--------------------------------------------------------------------------------
Celesio AG                                               2,194           178,037
--------------------------------------------------------------------------------
Centex Corp.                                             3,200           190,656
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. 4                                    2,660           122,387
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                    416             6,864
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                      3,200           168,032
--------------------------------------------------------------------------------
Chubu Electric Power Co., Inc.                           7,300           175,251
--------------------------------------------------------------------------------
CIGNA Corp.                                              2,200           179,454
--------------------------------------------------------------------------------
CNP Assurances SA                                        2,480           177,649
--------------------------------------------------------------------------------
ConocoPhillips                                           1,900           164,977
--------------------------------------------------------------------------------
Conseco, Inc. 4                                         13,986           279,021
--------------------------------------------------------------------------------
Continental AG                                           2,750           174,749
--------------------------------------------------------------------------------
Corus Group plc 4                                      161,310           156,398
--------------------------------------------------------------------------------
Countrywide Financial Corp.                              4,900           181,349
--------------------------------------------------------------------------------
Covad Communications
Group, Inc. 4                                           16,528            35,535
--------------------------------------------------------------------------------
Criimi MAE, Inc. 4                                      71,447         1,150,297
--------------------------------------------------------------------------------
Crunch Equity Holdings, Cl. A 2,4                          120           156,133
--------------------------------------------------------------------------------
Cummins, Inc.                                            2,100           175,959

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Dainippon Ink & Chemicals, Inc.                         74,000   $       170,430
--------------------------------------------------------------------------------
Devon Energy Corp.                                       4,200           163,464
--------------------------------------------------------------------------------
Dillard's, Inc., Cl. A                                   6,400           171,968
--------------------------------------------------------------------------------
Dobson Communications
Corp., Cl. A 4                                          24,300            41,796
--------------------------------------------------------------------------------
E.ON AG                                                  1,992           181,898
--------------------------------------------------------------------------------
Energy Select Sector SPDR Fund                          18,200           658,840
--------------------------------------------------------------------------------
EOG Resources, Inc.                                      2,300           164,128
--------------------------------------------------------------------------------
Equinix, Inc. 4                                          1,887            80,650
--------------------------------------------------------------------------------
Financial Select Sector SPDR Fund                       21,600           659,448
--------------------------------------------------------------------------------
Freddie Mac                                              2,400           176,880
--------------------------------------------------------------------------------
Friends Provident plc                                   54,940           162,438
--------------------------------------------------------------------------------
General Motors Corp.                                     4,400           176,264
--------------------------------------------------------------------------------
Geotek Communications, Inc.,
Series B, Escrow Shares 2,4,15                             210                --
--------------------------------------------------------------------------------
Globix Corp. 4                                           6,880            24,768
--------------------------------------------------------------------------------
Heidelberger Zement AG                                   2,960           179,362
--------------------------------------------------------------------------------
Hokkaido Electric Power Co.                              8,800           173,046
--------------------------------------------------------------------------------
Horizon Natural Resources Co. 2,4                        6,667                --
--------------------------------------------------------------------------------
Humana, Inc. 4                                           6,400           190,016
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 4                                          6,016             3,068
--------------------------------------------------------------------------------
Imerys SA                                                2,210           185,493
--------------------------------------------------------------------------------
iPCS, Inc. 4                                             8,548           260,714
--------------------------------------------------------------------------------
Janus Capital Group, Inc.                               10,100           169,781
--------------------------------------------------------------------------------
Japan Real Estate
Investment Corp.                                            20           168,635
--------------------------------------------------------------------------------
Karstadt Quelle AG                                      16,370           169,107
--------------------------------------------------------------------------------
Kawasaki Kisen Kaisha Ltd.                              25,000           161,344
--------------------------------------------------------------------------------
KB Home                                                  1,800           187,920
--------------------------------------------------------------------------------
Klepierre                                                1,960           173,568
--------------------------------------------------------------------------------
Lafarge SA                                               1,790           172,747
--------------------------------------------------------------------------------
Leap Wireless International, Inc. 4                      1,714            46,278
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                           2,000           174,960
--------------------------------------------------------------------------------
Lincoln National Corp.                                   3,500           163,380
--------------------------------------------------------------------------------
Lloyds TSB Group plc                                    20,870           189,523
--------------------------------------------------------------------------------
Loews Corp.                                              2,400           168,720
--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                  6,200           165,788
--------------------------------------------------------------------------------
MAN AG                                                   4,423           169,718
--------------------------------------------------------------------------------
Marathon Oil Corp.                                       4,500           169,245
--------------------------------------------------------------------------------
MBIA, Inc.                                               2,700           170,856
--------------------------------------------------------------------------------
MCI, Inc.                                                1,629            32,841
--------------------------------------------------------------------------------
Merck KGaA                                               2,902           198,410
--------------------------------------------------------------------------------
MetLife, Inc.                                            4,200           170,142
--------------------------------------------------------------------------------
Mitsui O.S.K. Lines Ltd.                                27,000           162,047
--------------------------------------------------------------------------------
Nippon Building Fund, Inc.                                  19           162,057

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Nippon Yusen Kabushiki Kaisha                           32,000   $       172,382
--------------------------------------------------------------------------------
Norfolk Southern Corp.                                   4,700           170,093
--------------------------------------------------------------------------------
Novar plc                                               54,100           195,529
--------------------------------------------------------------------------------
NSK Ltd.                                                36,000           180,931
--------------------------------------------------------------------------------
NTL, Inc. 4                                              7,842           572,152
--------------------------------------------------------------------------------
Nucor Corp.                                              3,200           167,488
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                               3,000           175,080
--------------------------------------------------------------------------------
Orbital Sciences Corp. 4                                   745             8,813
--------------------------------------------------------------------------------
Peninsular & Oriental Steam
Navigation Co.                                          29,210           166,839
--------------------------------------------------------------------------------
PG&E Corp. 4                                             5,200           173,056
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                       1,800           178,056
--------------------------------------------------------------------------------
Pilkington plc                                          82,360           173,935
--------------------------------------------------------------------------------
Pioneer Cos., Inc. 4                                     7,312           151,724
--------------------------------------------------------------------------------
Prandium, Inc. 2,4                                      24,165               266
--------------------------------------------------------------------------------
Premier Holdings Ltd. 2,4                               18,514                --
--------------------------------------------------------------------------------
Prudential Financial, Inc.                               3,300           181,368
--------------------------------------------------------------------------------
Pulte Homes, Inc.                                        2,910           185,658
--------------------------------------------------------------------------------
Rakuten, Inc.                                               20            22,913
--------------------------------------------------------------------------------
Rakuten, Inc. 4                                            180           161,608
--------------------------------------------------------------------------------
RMC Group plc                                           10,440           170,172
--------------------------------------------------------------------------------
Rolls-Royce Group plc                                   33,400           158,388
--------------------------------------------------------------------------------
RWE AG                                                   3,155           174,110
--------------------------------------------------------------------------------
Ryder Systems, Inc.                                      3,100           148,087
--------------------------------------------------------------------------------
SABMiller plc                                           10,200           169,197
--------------------------------------------------------------------------------
Safeco Corp.                                             3,400           177,616
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                      3,200           163,296
--------------------------------------------------------------------------------
Sega Sammy Holdings, Inc. 4                              3,200           175,817
--------------------------------------------------------------------------------
Sempra Energy                                            4,600           168,728
--------------------------------------------------------------------------------
Severn Trent plc                                         9,880           183,427
--------------------------------------------------------------------------------
Showa Shell Sekiyu K.K                                  18,380           167,352
--------------------------------------------------------------------------------
Societe Generale, Cl. A                                  1,720           174,057
--------------------------------------------------------------------------------
Star Gas Partners LP                                       187             1,393
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. 2,4                               716            26,671
--------------------------------------------------------------------------------
Suedzucker AG                                            8,314           173,241
--------------------------------------------------------------------------------
Suez SA                                                  7,140           190,413
--------------------------------------------------------------------------------
Sunoco, Inc.                                             2,100           171,591
--------------------------------------------------------------------------------
Tate & Lyle plc                                         17,860           162,103
--------------------------------------------------------------------------------
Technip SA                                               1,000           184,858
--------------------------------------------------------------------------------
Telewest Global, Inc. 4                                 31,828           559,536
--------------------------------------------------------------------------------
Telus Corp.                                                269             7,774
--------------------------------------------------------------------------------
Tohoku Electric Power Co.                                9,430           169,330
--------------------------------------------------------------------------------
TonenGeneral Sekiyu K.K                                 17,870           162,708
--------------------------------------------------------------------------------
Total SA, B Shares                                         760           166,561
--------------------------------------------------------------------------------
Toys R Us, Inc. 4                                        8,400           171,948

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Transocean, Inc. 4                                       4,400   $       186,516
--------------------------------------------------------------------------------
TUI AG                                                   7,536           178,746
--------------------------------------------------------------------------------
TVMAX Holdings, Inc. 2,4                                 1,000             5,950
--------------------------------------------------------------------------------
TXU Corp.                                                2,800           180,768
--------------------------------------------------------------------------------
Unibail                                                  1,180           185,733
--------------------------------------------------------------------------------
United States Steel Corp.                                3,300           169,125
--------------------------------------------------------------------------------
United Utilities plc                                    15,620           188,930
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 4                          58,063           560,889
--------------------------------------------------------------------------------
Unocal Corp.                                             3,900           168,636
--------------------------------------------------------------------------------
Utilities Select Sector SPDR Fund                       24,200           673,970
--------------------------------------------------------------------------------
Valero Energy Corp.                                      3,900           177,060
--------------------------------------------------------------------------------
Viatel Holding Ltd. (Bermuda) 2,4                        2,251             2,701
--------------------------------------------------------------------------------
Vinci                                                    1,360           182,640
--------------------------------------------------------------------------------
Western Forest Products, Inc. 4                         38,252           212,307
--------------------------------------------------------------------------------
WRC Media Corp. 2,4                                      1,082                22
--------------------------------------------------------------------------------
XO Communications, Inc. 4                                1,100             3,344
                                                                 ---------------
Total Common Stocks
(Cost $21,237,672)                                                    23,790,482

                                                         UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
American Tower Corp. Wts.,
Exp. 8/1/08 4,7                                            800           184,400
--------------------------------------------------------------------------------
ASAT Finance LLC Wts.,
Exp. 11/1/06 2,4                                           250                 2
--------------------------------------------------------------------------------
Citigroup, Inc. Litigation Wts.,
Exp. 12/31/50 4                                          2,404             3,414
--------------------------------------------------------------------------------
COLO.com, Inc. Wts.,
Exp. 3/15/10 2,4                                           400                 4
--------------------------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 2,4                                          100                --
--------------------------------------------------------------------------------
Covergent Communications,
Inc. Wts., Exp. 4/1/08 2,4                                 400                 4
--------------------------------------------------------------------------------
HF Holdings, Inc. Wts.,
Exp. 9/27/09 2,4                                           530                 5
--------------------------------------------------------------------------------
Horizon PCS, Inc. Wts.,
Exp. 10/1/10 2,4                                         1,000                --
--------------------------------------------------------------------------------
Huntsman Co. LLC Wts.,
Exp. 5/15/11 2,4                                           300           141,150
--------------------------------------------------------------------------------
ICG Communications, Inc. Wts.,
Exp. 9/15/05 2,4                                           825                 8
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. Wts.:
Exp. 5/16/06 2,4                                         1,509                 8
Exp. 5/16/06 2,4                                             2                --
--------------------------------------------------------------------------------
Imperial Credit Industries,
Inc. Wts., Exp. 1/31/08 2,4                              2,135                --
--------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07 2,4                       270                --

                                                                           VALUE
                                                         UNITS        SEE NOTE 1
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES Continued
--------------------------------------------------------------------------------
iPCS, Inc. Wts., Exp. 6/15/10 2,4                          300   $             3
--------------------------------------------------------------------------------
Leap Wireless International,
Inc. Wts., Exp. 4/15/10 2,4                                275                 3
--------------------------------------------------------------------------------
Long Distance International,
Inc. Wts., Exp. 4/13/08 2,4                                200                --
--------------------------------------------------------------------------------
Loral Space &
Communications Ltd. Wts.,
Exp. 1/15/07 2,4                                           150                 2
--------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts.,
Exp. 7/15/05 2,4                                           250                 3
--------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 2,4                        450                 5
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 4                                           5,710             1,142
--------------------------------------------------------------------------------
PLD Telekom, Inc. Wts.,
Exp. 6/1/06 2,4                                            300                 3
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 2,4                                        1,165             5,432
--------------------------------------------------------------------------------
Venezuela (Republic of) Oil
Linked Payment Obligation Wts.,
Exp. 4/15/20 2,4                                         3,256                --
--------------------------------------------------------------------------------
Verado Holdings, Inc., Cl. B Wts.,
Exp. 4/15/08 4                                             175               119
--------------------------------------------------------------------------------
XO Communications, Inc.,
Cl. A Wts., Exp. 1/16/10 4                               2,204             1,488
--------------------------------------------------------------------------------
XO Communications, Inc.,
Cl. B Wts., Exp. 1/16/10 4                               1,653               793
--------------------------------------------------------------------------------
XO Communications, Inc.,
Cl. C Wts., Exp. 1/16/10 4                               1,653               645
                                                                 ---------------
Total Rights, Warrants and
Certificates (Cost $80,050)                                              338,633

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
STRUCTURED NOTES--10.2%
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.:
Brazilian Real Unsec. Credit
Linked Nts., 0.93%, 1/14/05                      $   1,982,615         2,319,858
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 3/15/07 [COP]                               3,860,150,000         2,002,175
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 4/27/12 [COP]                               1,800,000,000           939,374
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 4/27/12 [COP]                               1,200,000,000           626,250
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 4/27/12 5 [COP]                             1,034,000,000           536,533
Colombia (Republic of)
Unsec. Credit Linked Nts.,
3.12%, 11/20/09                                      2,920,000         2,959,128

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.: Continued
Dominican Republic Peso
Unsec. Credit Linked Nts.,
24.05%, 3/21/05 [DOP]                               21,604,000   $       711,287
Dominican Republic Peso
Unsec. Credit Linked Nts.,
24.32%, 3/7/05 [DOP]                                20,810,000           698,398
Peruvian Sol Unsec. Linked Nts.,
1.466%, 1/14/05 [PEN]                                4,200,000         1,356,450
Ukraine Hryvnia Unsec. Credit
Linked Nts., 7.50%, 5/6/05 2 [UAH]                   3,980,000           749,529
--------------------------------------------------------------------------------
Credit Suisse First Boston
Corp. (Cayman):
Russia (Government of)
Linked Bonds,
Series 24, 15%, 9/2/05 [RUR]                        22,279,000           861,189
Russia (Government of)
Linked Bonds,
Series 26, 15%, 3/11/05 [RUR]                       22,587,000           838,872
--------------------------------------------------------------------------------
Credit Suisse First Boston
International, OAO Gazprom
Credit Linked Nts.,
8.11%, 1/21/07 [RUR]                                28,065,000         1,058,573
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc.:
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
20%, 10/18/07                                          352,000           387,633
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series EM 868, 27.50%, 8/25/05                       2,125,000         1,881,220
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series EM 872, 23.57%, 10/20/05 1                      396,000           425,904
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series EM 880, 20%, 10/18/07                         1,190,000         1,450,705
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series NA S 316, 24.45%, 2/23/06                       607,000           488,435
(USA), U.S. Dollar/South African
Rand Linked Nts.,
Series FBi 43, 1.468%, 5/23/22                         825,000           784,080
--------------------------------------------------------------------------------
Deutsche Bank AG:
European Investment Bank
Credit Bonds, 5.65%, 1/19/10 5                         705,000           533,897
Indonesia (Republic of) Credit
Linked Nts., 14.25%, 6/22/13                           942,000         1,146,885
Indonesia (Republic of) Credit
Linked Nts., 14.25%, 6/22/13                           938,000         1,142,015
Korea (Republic of) Credit
Bonds, 2.49%, 6/20/09                                3,900,000         3,945,240
Moscow (City of) Linked Nts.,
10%, 5/27/05 [RUR]                                  13,440,000           498,080
Moscow (City of) Linked Nts.,
15%, 9/2/05 [RUR]                                   30,255,000         1,170,046

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Deutsche Bank AG: Continued
Nigeria (Federal Republic of)
Naira Linked Nts.,
13.25%, 3/17/05 [NGN]                               97,403,000   $       710,460
Nigeria (Federal Republic of)
Naira Linked Nts.,
13.75%, 3/3/05 [NGN]                                65,974,000           484,338
Nigeria (Republic of)
Credit Linked Nts.,
13.90%, 2/24/05 [NGN]                              119,040,000           876,149
OAO Gazprom I Credit Nts.,
6.20%, 10/20/07                                        790,000           841,076
OAO Gazprom II Credit Nts.,
5.95%, 4/20/07                                         790,000           831,663
Romania (The State of)
Leu Linked Nts., 11.49%,
12/4/06 [ROL]                                    7,886,400,000           274,045
Russian Federation Linked Nts.,
8.40%, 12/2/09 [RUR]                                19,221,000           698,266
Ukraine (Republic of)
Credit Linked Nts., 6.54%, 8/5/11                    4,070,000         4,389,292
Ukraine (Republic of)
Hryvnia Credit Linked Nts.,
0%, 12/17/05 [UAH]                                   1,469,000           276,274
Ukraine (Republic of)
Hryvnia Credit Linked Nts.,
11.70%, 5/31/06 [UAH]                                1,727,000           325,089
--------------------------------------------------------------------------------
Dow Jones CDX High Yield
Index Pass-Through Certificates:
Series 3-1, 7.75%, 12/29/09 7,16                    13,200,000        13,587,750
Series 3-3, 8%, 12/29/09 7,16                       12,700,000        13,041,313
--------------------------------------------------------------------------------
Lehman Brothers International:
Turkey (Republic of) Treasury
Bills Total Return Linked Nts.,
20%, 10/17/07                                        1,260,000         1,512,630
Turkey (Republic of) Treasury
Bills Total Return Linked Nts.,
24.20%, 8/25/05                                      1,165,000         1,003,182
Turkey (Republic of) Treasury
Bills Total Return Linked Nts.,
28.25%, 5/26/05                                      1,261,309         1,277,580
--------------------------------------------------------------------------------
Lehman Brothers Special
Financing, Inc., High Yield Index
Linked Nts., 1.017%, 1/1/05 16                      10,000,000        10,145,251
--------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc., Venezuela
(Republic of) Credit Bonds,
5%, 9/20/09                                          1,665,000         1,844,587
--------------------------------------------------------------------------------
Pioneer 2002 Ltd. Sec.
Catastrophe Linked Nts.:
Series 2002-1, Cl. E-A,
6.74%, 6/15/06 1                                       750,000           758,199
Series 2003-II, Cl. A,
8.49%, 6/15/06 1,7                                     500,000           512,183

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Pioneer 2002 Ltd. Sec
Catastrophe Linked Nts.: Continued
Series 2003-II, Cl. B,
7.49%, 6/15/06 1,7                               $     500,000   $      510,214
Series 2003-II, Cl. C,
8.24%, 6/15/06 1,7                                     500,000          508,153
--------------------------------------------------------------------------------
Swiss Re Capital Markets Corp./
Oak Capital Ltd.
Catastrophe Linked Nts.,
7.24%, 6/15/07 1,2                                     250,000          256,949
--------------------------------------------------------------------------------
Swiss Re Capital Markets Corp./
Pioneer 2002 Ltd. Sec
Catastrophe Linked Nts.,
Series 2002, Cl. A-A,
8.49%, 6/15/06 1,7                                     250,000          254,995
--------------------------------------------------------------------------------
UBS AG:
Israel (State of) Shekel
Linked Nts., 7.50%, 4/5/14 [ILS]                     4,792,700        1,195,040
OAO Gazprom III Credit Nts.,
4.71%, 7/5/06                                        1,980,000        2,085,757
                                                                 ---------------
Total Structured Notes
(Cost $82,684,631)                                                   87,712,191

                                DATE    STRIKE       CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------
Brazilian Real Call 4        1/19/05    $ 2.80       1,175,000           10,575
--------------------------------------------------------------------------------
Turkish Lira Put 4            1/6/05      1.00       1,150,000              575
--------------------------------------------------------------------------------
U.S. Treasury Bonds,
5.375%, 2/15/31 Call 4       1/18/05   109.285%         35,720          125,598
                                                                 ---------------
Total Options Purchased (Cost $427,865)                                 136,748

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--10.0% 17
--------------------------------------------------------------------------------
Undivided interest of 5.96% in joint repurchase
agreement (Principal Amount/Value
$1,443,703,000, with a maturity value of
$1,443,962,867) with UBS Warburg LLC, 2.16%,
dated 12/31/04, to be repurchased at
$86,039,484 on 1/3/05, collateralized by
Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071
(Cost $86,024,000)                                  86,024,000       86,024,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments
Purchased with Cash
Collateral from
Securities Loaned)
(Cost $859,418,744)                                              $  906,044,631

--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--1.7%
--------------------------------------------------------------------------------
ASSET-BACKED FLOATING SECURITY--0.1%
Whitehawk CDO Funding
Corp., 2.56%, 3/15/05 18                         $   1,000,000        1,000,000
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--1.5% Undivided interest
of 5.96% in joint repurchase agreement
(Principal Amount/Value $155,205,723, with a
maturity value of $155,232,367) with Credit
Suisse First Boston LLC, 2.06%, dated
12/31/04, to be repurchased at $9,252,431 on
1/3/05, collateralized by AA Corporate
Bonds, 0%-15.73%, 1/1/06-7/16/44,
with a value of $158,312,640 18                      9,250,843        9,250,843
--------------------------------------------------------------------------------
Undivided interest of 0.39% in joint repurchase
agreement (Principal Amount/Value
$2,800,000,000, with a maturity value of
$2,800,550,669) with Nomura Securities, 2.36%,
dated 12/31/04, to be repurchased at $3,827,941
on 1/3/05, collateralized by U.S. Government
Mortgage Agencies, 2.58%-7.50%,
1/15/08-10/15/44, with a value of
$2,908,566,289 18                                    3,827,188        3,827,188
                                                                 ---------------
                                                                     13,078,031

--------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATES OF DEPOSIT--0.1%
Banco Bilbao Vizcaya NY,
2.248% Deposit Nts., 2/10/05 18                        799,967          799,967
                                                                 ---------------
Total Investments Purchased
with Cash Collateral from
Securities Loaned
(Cost $14,877,998)                                                   14,877,998

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $874,296,742)                                      107.4%     920,922,629
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                              (7.4)     (63,302,323)
                                                 -------------------------------
NET ASSETS                                               100.0%  $  857,620,306
                                                 ===============================

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount, contracts and exercise price are reported in U.S. Dollars, except for those denoted in the following currencies:

ARP        Argentine Peso
AUD        Australian Dollar
BRR        Brazilian Real
CAD        Canadian Dollar
COP        Colombian Peso
DEM        German Mark
DKK        Danish Krone
DOP        Dominican Republic Peso
EUR        Euro
FRF        French Franc
GBP        British Pound Sterling
ILS        Israeli Shekel
JPY        Japanese Yen
MXN        Mexican Nuevo Peso
NGN        Nigeria Naira
NZD        New Zealand Dollar
PEN        Peruvian New Sol
PLZ        Polish Zloty
ROL        Romanian Leu
RUR        Russian Ruble
SEK        Swedish Krona
UAH        Ukraine Hryvnia
ZAR        South African Rand

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2004 was $26,847,365, which represents
3.13% of the Fund's net assets, of which $70,658 is considered restricted. See
Note 11 of Notes to Financial Statements.

3. Issue is in default. See Note 1 of Notes to Financial Statements.

4. Non-income producing security.

5. When-issued security or forward commitment to be delivered and settled after
December 31, 2004. See Note 1 of Notes to Financial Statements.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,971,051 or 0.35% of the Fund's net assets as of December 31, 2004.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $78,866,795 or 9.20% of the Fund's net assets as of December 31, 2004.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $1,957,202. See Note 6 of Notes to Financial Statements.

10. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

11. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                                   CONTRACTS         EXPIRATION     EXERCISE           PREMIUM          VALUE
                                               SUBJECT TO PUT             DATES        PRICE          RECEIVED     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

Brazilian Real (BRR)                                1,175,000           1/19/05        $2.65          $  1,792        $ 8,196
Turkish Lira (TRL)                                  1,150,000            1/6/05         1.00             3,565         11,499
                                                                                                      -----------------------
                                                                                                      $  5,357        $19,695
                                                                                                      =======================

12. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                    CONTRACTS        EXPIRATION     EXERCISE           PREMIUM          VALUE
                                              SUBJECT TO CALL              DATE         RATE          RECEIVED     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

New Zealand (Government of) Bonds, 7% 7/15/09             945NZD         3/7/05         5.95%NZD      $  2,661        $   444

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

14. Interest or dividend is paid-in-kind.

15. Received as the result of issuer reorganization.

16. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

17. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

18. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 12 of Notes to Financial
Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

ASSETS
---------------------------------------------------------------------------------------------------------------------
Investments, at value (including cost and market value of $$86,024,000 in repurchase agreements)
(including securities loaned of $44,013,349) (cost $874,296,742)--see accompanying
statement of investments                                                                             $   920,922,629
---------------------------------------------------------------------------------------------------------------------
Cash                                                                                                       2,055,902
---------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                                          29,980,833
---------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                      3,540,592
---------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $12,465,550 sold on a when-issued basis or forward commitment)                12,692,922
Interest, dividends and principal paydowns                                                                10,583,665
Shares of beneficial interest sold                                                                         3,295,957
Futures margins                                                                                               33,583
Other                                                                                                          9,827
                                                                                                     ----------------
Total assets                                                                                             983,115,910

---------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Bank overdraft-foreign currencies (cost $96,882)                                                              96,964
---------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $8,018)--see accompanying statement of investments               20,139
---------------------------------------------------------------------------------------------------------------------
Swaptions written, at value (premiums received $94,462)                                                       70,869
---------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                44,858,831
---------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                      3,277,300
---------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                  1,458,503
---------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                                        73,731,367
Closed foreign currency contracts                                                                          1,588,757
Shares of beneficial interest redeemed                                                                       147,125
Distribution and service plan fees                                                                           133,244
Shareholder communications                                                                                    34,768
Trustees' compensation                                                                                        14,921
Transfer and shareholder servicing agent fees                                                                  1,705
Other                                                                                                         61,111
                                                                                                     ----------------
Total liabilities                                                                                        125,495,604

---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $   857,620,306
                                                                                                     ================

---------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                           $       164,032
---------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                               797,449,500
---------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                         39,051,911
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                           (24,499,421)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                         45,454,284
                                                                                                     ----------------
NET ASSETS                                                                                           $   857,620,306
                                                                                                     ================

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $614,915,045 and 118,133,764 shares of beneficial interest outstanding)      $          5.21
---------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $242,705,261 and 45,898,401 shares of beneficial interest outstanding)       $          5.29

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------
Interest                                                                                             $    35,831,510
---------------------------------------------------------------------------------------------------------------------
Fee income                                                                                                 1,811,978
---------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $7,565)                                                       150,977
---------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                        35,374
                                                                                                     ----------------
Total investment income                                                                                   37,829,839

---------------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------
Management fees                                                                                            5,203,309
---------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                           373,995
---------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                            10,083
Service shares                                                                                                10,030
---------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                            42,334
Service shares                                                                                                 8,511
---------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                   92,792
---------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                        20,732
---------------------------------------------------------------------------------------------------------------------
Other                                                                                                         72,134
                                                                                                     ----------------
Total expenses                                                                                             5,833,920
Less reduction to custodian expenses                                                                         (21,553)
                                                                                                     ----------------
Net expenses                                                                                               5,812,367

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                     32,017,472

---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments (including premiums on options exercised)                                                      2,526,920
Closing of futures contracts                                                                                  28,864
Closing and expiration of option contracts written                                                           484,456
Closing and expiration of swaption contracts                                                                (326,048)
Foreign currency transactions                                                                              4,604,115
Swap contracts                                                                                               293,602
                                                                                                     ----------------
Net realized gain                                                                                          7,611,909
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                               16,486,291
Translation of assets and liabilities denominated in foreign currencies                                    9,070,184
Futures contracts                                                                                             67,809
Option contracts                                                                                            (153,144)
Swaption contracts                                                                                            39,135
Swap contracts                                                                                              (502,851)
                                                                                                     ----------------
Net change in unrealized appreciation                                                                     25,007,424

---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $    64,636,805
                                                                                                     ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                   2004               2003
------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                           $   32,017,472    $    28,077,622
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                    7,611,909         13,639,276
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                25,007,424         41,999,716
                                                                                ----------------------------------
Net increase in net assets resulting from operations                                64,636,805         83,716,614

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                 (29,467,620)       (28,473,133)
Service shares                                                                      (5,049,740)          (842,251)

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                  23,501,705        115,808,103
Service shares                                                                     152,771,336         66,753,974

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                     206,392,486        236,963,307
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                651,227,820        414,264,513
                                                                                ----------------------------------
End of period (including accumulated net investment income of $39,051,911
and $32,618,798, respectively)                                                  $  857,620,306    $   651,227,820
                                                                                ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                2004              2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $        5.05     $        4.57     $      4.62     $      4.69     $      4.97
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .22 1             .22             .29             .41             .41
Net realized and unrealized gain (loss)                     .20               .56             .03            (.19)           (.28)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                            .42               .78             .32             .22             .13
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.26)             (.30)           (.37)           (.29)           (.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $        5.21     $        5.05     $      4.57     $      4.62     $      4.69
                                                  =================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         8.67%            18.07%           7.44%           4.85%           2.63%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     614,915     $     571,445     $   406,126     $   351,686     $   304,562
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     584,878     $     472,213     $   374,519     $   330,711     $   289,923
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.50%             5.61%           6.89%           8.78%           9.23%
Total expenses                                             0.74%             0.75%           0.79%           0.79%           0.79%
Expenses after payments and waivers and
reduction to custodian expenses                             N/A 4             N/A 4          0.78%            N/A 4           N/A 4
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      88% 5            117%             65%            104%            104%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$959,649,113 and $973,488,511, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                   2004           2003          2002        2001 1
---------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       5.13     $     4.67     $    4.73     $  4.64
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .19 2          .27           .03         .15
Net realized and unrealized gain (loss)                    .22            .49           .28        (.06)
                                                  -------------------------------------------------------
Total from investment operations                           .41            .76           .31         .09
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.25)          (.30)         (.37)         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       5.29     $     5.13     $    4.67     $  4.73
                                                  =======================================================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        8.43%         17.16%         7.03%       1.94%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    242,705     $   79,782     $   8,138     $     4
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    150,040     $   34,744     $   2,307     $     2
---------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     3.82%          4.57%         5.40%       8.17%
Total expenses                                            0.99%          1.02%         1.06%       0.92%
Expenses after payments and waivers and
reduction to custodian expenses                            N/A 5          N/A 5        1.03%        N/A 5
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     88% 6         117%           65%        104%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$959,649,113 and $973,488,511, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Bond Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2004, the market value of these securities comprised 10.2% of the Fund's net assets and resulted in unrealized cumulative gains of $5,027,560.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2004, the Fund had purchased
$73,731,367 of securities on a when-issued basis or forward commitment and sold
$12,465,550 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2004, securities with an aggregate market value of $4,866,448, representing 0.57% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED                  ACCUMULATED    OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM                         LOSS   FOR FEDERAL INCOME
INCOME                    GAIN   CARRYFORWARD 1,2,3,4,5,6,7         TAX PURPOSES
--------------------------------------------------------------------------------
$40,140,664                $--                  $24,032,280          $44,353,647

1. As of December 31, 2004, the Fund had $21,566,899 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                            EXPIRING
                            -----------------------------
                            2007            $   4,546,599
                            2008                  253,735
                            2009                9,904,928
                            2010                6,861,637
                                            -------------
                            Total           $  21,566,899
                                            =============

2. As of December 31, 2004, the Fund had $478,895 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. The Fund had $1,979,188 of post-October foreign currency losses which were deferred.

4. The Fund had $1,918 of post-October passive foreign investment company losses which were deferred.

5. The Fund had $5,380 of straddle losses which were deferred.

6. During the fiscal year ended December 31, 2004, the Fund utilized $1,200,449 of capital loss carryforward to offset capital gains realized in that fiscal year.

7. During the fiscal year ended December 31, 2003, the Fund utilized $666,406 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

            INCREASE TO              INCREASE TO ACCUMULATED
            ACCUMULATED NET                NET REALIZED LOSS
            INVESTMENT INCOME                 ON INVESTMENTS
            ------------------------------------------------
            $8,933,001                            $8,933,001

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                              YEAR ENDED           YEAR ENDED
                                       DECEMBER 31, 2004    DECEMBER 31, 2003
            -----------------------------------------------------------------
            Distributions paid from:
            Ordinary income                  $34,517,360          $29,315,384

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities                  $  875,097,377
            Federal tax cost of other investments              (35,019,525)
                                                            ---------------
            Total federal tax cost                          $  840,077,852
                                                            ===============

            Gross unrealized appreciation                   $   61,496,783
            Gross unrealized depreciation                      (17,143,136)
                                                            ---------------
            Net unrealized appreciation                     $   44,353,647
                                                            ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 2004    YEAR ENDED DECEMBER 31, 2003
                                                 SHARES           AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                         24,003,073    $ 119,433,508     46,663,574    $ 222,213,838
Dividends and/or distributions reinvested     6,088,351       29,467,620      6,471,166       28,473,133
Redeemed                                    (25,208,632)    (125,399,423)   (28,764,717)    (134,878,868)
                                            -------------------------------------------------------------
Net increase                                  4,882,792    $  23,501,705     24,370,023    $ 115,808,103
                                            =============================================================

---------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                         31,450,838    $ 158,302,695     14,341,848    $  69,419,263
Dividends and/or distributions reinvested     1,026,369        5,049,740        187,166          842,251
Redeemed                                     (2,125,979)     (10,581,099)      (725,688)      (3,507,540)
                                            -------------------------------------------------------------
Net increase                                 30,351,228    $ 152,771,336     13,803,326    $  66,753,974
                                            =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
December 31, 2004, were $461,469,057 and $348,803,252, respectively. There were purchases of $188,816,133 and sales of $149,557,330 of U.S. government and government agency obligations for the year ended December 31, 2004. In addition, there were purchases of $959,649,113 and sales of $973,488,511 of To Be
Announced (TBA) mortgage-related securities for the year ended December 31,
2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$20,075 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of December 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                                         CONTRACT
                                                       EXPIRATION          AMOUNT      VALUATION AS OF     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                                        DATES          (000S)        DEC. 31, 2004   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso (ARP)                                       2/2/05           3,375ARP   $     1,135,426   $     34,140   $         --
Australian Dollar (AUD)                                   1/21/05           3,700AUD         2,895,042         98,582             --
Brazilian Real (BRR)                               1/24/05-1/5/10          16,613BRR         6,773,392        692,000             --
British Pound Sterling (GBP)                              1/21/05           1,500GBP         2,875,473             --         15,027
Chilean Peso (CLP)                                        1/21/05         544,448CLP           979,661         39,661             --
Columbian Peso (COP)                               1/7/05-1/24/05       4,071,671COP         1,727,121         27,903             --
Czech Koruna (CZK)                                        4/22/05          31,700CZK         1,419,803        154,814             --
Euro (EUR)                                          3/2/05-4/1/05           9,390EUR        12,773,224        233,897             --
Indian Rupee (INR)                               11/9/05-12/20/05          43,280INR           983,430         23,106             --
Japanese Yen (JPY)                                3/15/05-3/31/05       4,184,500JPY        41,064,379      1,867,755             --
Mexican Nuevo Peso (MXN)                                   1/6/05          10,620MXN           951,676            318             --
New Zealand Dollar (NZD)                                  1/21/05           3,970NZD         2,860,055         49,295             --
Russian Ruble (RUR)                                      10/27/05          28,475RUR         1,012,819         37,314             --
Slovakia Koruna (SKK)                             2/18/05-3/21/05          57,110SKK         2,001,271         93,090             --
South Korean Won (KRW)                                    2/23/05         518,170KRW           499,985         12,983             --
Swedish Krona (SEK)                                       2/16/05          23,690SEK         3,566,562        150,891             --
Turkish Lira (TRL)                                       12/18/07           1,166TRL         1,163,905             --          2,443
                                                                                                         ---------------------------
                                                                                                            3,515,749         17,470
                                                                                                         ---------------------------
CONTRACTS TO SELL
Australian Dollar (AUD)                                    3/2/05           8,730AUD         6,810,313             --         81,851
Brazilian Real (BRR)                                       1/4/05             945BRR           355,262             --          5,355
British Pound Sterling (GBP)                        5/9/05-6/8/05           6,060GBP        11,544,808         24,843        425,528
Canadian Dollar (CAD)                                     2/24/05             330CAD           275,352             --         22,620
Columbian Peso (COP)                                      1/18/05       1,225,560COP           519,901             --          3,876
Euro (EUR)                                        2/18/05-6/08/05          37,815EUR        51,431,155             --      2,324,724
Japanese Yen (JPY)                                 1/20/05-6/8/05         955,800JPY         9,394,115             --        114,371
Norwegian Krone (NOK)                             1/20/05-2/16/05          38,300NOK         6,327,058             --        179,124
Swiss Franc (CHF)                                  1/20/05-4/1/05           7,590CHF         7,012,995             --         60,910
Turkish Lira (TRL)                                        6/21/05   1,760,669,590TRL         1,207,819             --         41,471
                                                                                                         ---------------------------
                                                                                                               24,843      3,259,830
                                                                                                         ---------------------------
Total unrealized appreciation and depreciation                                                           $  3,540,592   $  3,277,300
                                                                                                         ===========================

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2004, the Fund had outstanding futures contracts as follows:

                                                                                       UNREALIZED
                                      EXPIRATION   NUMBER OF     VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                       DATES   CONTRACTS   DECEMBER 31, 2004   (DEPRECIATION)
--------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Japan (Government of) Bonds, 10 yr       3/10/05           1   $       1,350,249   $       (6,325)
NASDAQ 100 Index                         3/17/05          17           2,768,450           42,521
U.S. Long Bonds                          3/21/05         205          23,062,500           19,355
U.S. Treasury Nts., 10 yr                3/21/05         132          14,775,750           62,360
United Kingdom Long Gilt                 3/29/05           3             642,553            4,089
                                                                                   ---------------
                                                                                          122,000
                                                                                   ---------------
CONTRACTS TO SELL
CAC-40 10 Index                          3/18/05          22           1,144,556            2,698
DAX Index                                3/18/05           4             580,671           (1,326)
Euro-Bundesobligation                     3/8/05          13           2,095,514           13,355
FTSE 100 Index                           3/18/05          27           2,486,897          (31,159)
Japan (Government of) Bonds, 10 yr        3/9/05           5             675,222              927
Japan (Government of) Bonds, 10 yr       3/10/05           6           8,101,493            2,928
Nikkei 225 Index                         3/10/05          11           1,232,361          (72,997)
Standard & Poor's 500 Index              3/17/05          36          10,923,300         (157,363)
U.S. Long Bonds                          3/21/05         124          13,950,000          (29,185)
U.S. Treasury Nts., 2 yr                 3/31/05          70          14,671,563            4,242
U.S. Treasury Nts., 5 yr                 3/21/05         106          11,610,313          (63,909)
                                                                                   ---------------
                                                                                         (331,789)
                                                                                   ---------------
                                                                                   $     (209,789)
                                                                                   ===============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2004 was as follows:

                                                             CALL OPTIONS                    PUT OPTIONS
                                              ---------------------------    ----------------------------
                                                  PRINCIPAL/                     PRINCIPAL/
                                                   NUMBER OF    AMOUNT OF         NUMBER OF    AMOUNT OF
                                                   CONTRACTS     PREMIUMS         CONTRACTS     PREMIUMS
---------------------------------------------------------------------------------------------------------

Options outstanding as of December 31, 2003        9,765,000    $ 128,130       744,000,000    $ 138,880
Options written                                2,225,002,170      165,903       722,325,000      105,898
Options closed or expired                     (2,231,511,225)    (253,965)   (1,464,000,000)    (239,421)
Options exercised                                 (3,255,000)     (37,407)               --           --
                                              -----------------------------------------------------------
Options outstanding as of December 31, 2004              945    $   2,661         2,325,000    $   5,357
                                              ===========================================================

--------------------------------------------------------------------------------
8. CREDIT SWAP CONTRACTS

The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CREDIT SWAP CONTRACTS Continued

During the year ended December 31, 2004, the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                                                                                         UNREALIZED
                                                     EXPIRATION       NOTIONAL     VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION                                      DATES         AMOUNT   DECEMBER 31, 2004    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Citigroup Global Markets Ltd.,
Venezuela (Republic of) Credit Nts.                    11/20/09    $ 6,350,000   $        (257,398)   $     (257,398)
Deutsche Bank AG:
Export-Import Bank of Korea Credit Bonds                6/20/09        780,000             (10,452)          (10,452)
Korea Deposit Insurance Corp. Credit Bonds              6/20/09        780,000             (10,374)          (10,374)
Korea Development Bank Credit Bonds                     6/20/09        780,000             (10,140)          (10,140)
Korea Electric Power Corp. Credit Bonds                 6/20/09        780,000             (10,686)          (10,686)
Philippines (Republic of) 10 yr. Credit Bonds           7/25/13        930,000              26,435            26,435
Samsung Electronic Co. Ltd. Credit Bonds                6/20/09        780,000              (9,828)           (9,828)
United Mexican States Credit Bonds                      9/20/13      1,235,000             (80,794)          (80,794)
Venezuela (Republic of) Credit Bonds                   10/20/09      4,715,000            (311,128)         (311,128)
JPMorgan Chase Bank:
Export-Import Bank of Korea Credit Bonds                6/20/09        390,000              (8,522)           (8,522)
Jordan (Kingdom of) Credit Nts.                          6/6/06        250,000                (752)             (752)
Korea Deposit Insurance Corp. Credit Bonds              6/20/09        390,000              (8,374)           (8,374)
Korea Development Bank Credit Bonds                     6/20/09        390,000              (8,358)           (8,358)
Korea Electric Power Co. Credit Bonds                   6/20/09        390,000              (8,942)           (8,942)
Russian Federation Credit Bonds                         10/9/13        730,000             (41,855)          (41,855)
Samsung Electronics Co. Ltd. Credit Bonds               6/20/09        390,000              (8,457)           (8,457)
Lehman Brothers Special Financing, Inc.:
Brazil (Federal Republic of) Credit Bonds               8/20/09      3,000,000            (464,999)         (464,999)
Turkey (Republic of) Credit Bonds                      11/11/09      1,850,000              (7,189)           (7,189)
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Bonds               8/20/09      2,440,000            (377,069)         (377,069)
Hungary (Republic of) Credit Bonds                      12/2/13      1,880,000             (41,014)          (41,014)
Panama (Republic of) Credit Bonds                      11/20/14      1,730,000            (106,672)         (106,672)
Philippines (Republic of) Credit Bonds                  6/20/09      1,135,000             (17,102)          (17,102)
Philippines (Republic of) 5 yr. Credit Bonds            9/20/09        950,000              (5,696)           (5,696)
Venezuela (Republic of) Credit Bonds            8/20/06-2/20/14      5,050,000            (437,023)         (437,023)
UBS AG:
Brazil (Federal Republic of)
Credit Bonds                                           10/20/09        900,000             (65,111)          (65,111)
Russian Federation Credit Bonds                 11/2/14-11/5/14      3,825,000            (163,083)         (163,083)
Venezuela (Republic of) Credit Bonds            8/20/06-6/20/14      5,685,000            (798,858)         (798,858)
                                                                                                      ---------------
                                                                                                      $   (3,243,441)
                                                                                                      ===============

--------------------------------------------------------------------------------
9. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of December 31, 2004, the Fund had entered into the following interest rate swap agreements:

                                             FIXED RATE   FLOATING RATE
                                                PAID BY     RECEIVED BY                                    UNREALIZED
                            NOTIONAL        THE FUND AT     THE FUND AT      FLOATING   TERMINATION      APPRECIATION
SWAP COUNTERPARTY             AMOUNT      DEC. 31, 2004   DEC. 31, 2004    RATE INDEX         DATES    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG          74,350,000INR            4.88%           4.50%          IRS       1/15/09    $       66,467
                                                                          Three-Month
Deutsche Bank AG           3,185,000             3.1025            1.82    LIBOR flat        3/4/08            32,431
Deutsche Bank AG          55,240,000              2.585            1.04   90-day CPTW       8/19/09            (1,061)
                                                                          Three-Month
Deutsche Bank AG          10,000,000            2.27625            5.32     LIBOR BBA       5/12/14           582,127
                                                                            Six-Month
JPMorgan Chase Bank          880,000EUR           3.135            2.081   LIBOR flat       7/14/08           (13,503)
                                                                            Six-Month
JPMorgan Chase Bank      245,400,000HUF            9.13            7.00    LIBOR flat       7/14/08           (74,862)
                                                                               28 Day
JPMorgan Chase Bank       14,620,000MXN            9.10           10.88      MXN TIIE      11/16/14            16,172
                                                                          Three-Month
JPMorgan Chase Bank        6,625,000              3.052            1.86    LIBOR flat       3/10/08           111,767
                                                                          Three-Month
JPMorgan Chase Bank       50,000,000               2.21          4.0725     LIBOR BBA        5/6/09           417,937
                                                                          Three-Month
JPMorgan Chase Bank       35,000,000               1.70           4.985     LIBOR BBA        5/6/14         1,144,347
                                                                          Three-Month
JPMorgan Chase Bank       25,000,000               4.24            1.65         LIBOR       7/23/09          (648,784)
                                                                          Three-Month
JPMorgan Chase Bank        1,820,000               2.13            4.94     LIBOR BBA       4/30/14            55,137
Morgan Stanley Capital                                                    Three-Month
Services, Inc.            13,000,000               3.82            2.26    LIBOR flat      11/10/08           (27,411)
Morgan Stanley Capital                                                    Three-Month
Services, Inc.            22,000,000               2.32            1.71    LIBOR flat      11/10/05           124,174
                                                                                                       ---------------
                                                                                                       $    1,784,938
                                                                                                       ===============

Notional amount is reported in U.S. Dollars, except for those denoted in the following currencies. Index abbreviations and currencies are as follows:

EUR         Euro
HUF         Hungarian Forint
INR         Indian Rupee
MXN         Mexican Nuevo Peso
BBA         British Bankers Association
CPTW        Bloomberg Taiwan Secondary Commercial Papers
IRS         India Swap Composites
LIBOR       London-Interbank Offered Rate
LIBOR BBA   London-Interbank Offered Rate British Bankers Association
TIIE        Interbank Equilibrium Interest Rate

--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS Continued

Written swaption activity for the year ended December 31, 2004 was as follows:

                                                          CALL SWAPTIONS               PUT SWAPTIONS
                                                ------------------------    -------------------------
                                                   NOTIONAL    AMOUNT OF       NOTIONAL    AMOUNT OF
                                                     AMOUNT     PREMIUMS         AMOUNT     PREMIUMS
-----------------------------------------------------------------------------------------------------

Swaptions outstanding as of December 31, 2003            --    $      --      2,220,000    $  19,758
Swaptions written                                22,660,000      240,122     19,060,000       77,390
Swaptions closed or expired                     (15,990,000)    (174,120)   (10,820,000)     (48,930)
Swaptions exercised                                      --           --     (2,220,000)     (19,758)
                                                -----------------------------------------------------
Swaptions outstanding as of December 31, 2004     6,670,000    $  66,002      8,240,000    $  28,460
                                                =====================================================

As of December 31, 2004, the Fund had entered into the following swaption contracts:

                               NOTIONAL      EXPIRATION    EXERCISE        PREMIUM         VALUE
SWAPTIONS                        AMOUNT           DATES        RATE       RECEIVED    SEE NOTE 1
------------------------------------------------------------------------------------------------

British Pound Sterling Call   6,670,000GBP      3/29/05       4.792%GBP   $ 66,002    $   49,504
Deutsche Bank AG Put          8,240,000AUD       2/3/05       5.685%AUD     28,460        21,365
                                                                          ----------------------
                                                                          $ 94,462    $   70,869
                                                                          ======================

Notional amount and exercise price are denoted in the following currencies:

AUD         Australian Dollar
GBP         British Pound Sterling

--------------------------------------------------------------------------------
11. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY

As of December 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Information concerning restricted securities and currency is as follows:

                                                            ACQUISITION                  VALUATION AS OF      UNREALIZED
SECURITY                                                          DATES        COST    DECEMBER 31, 2004    DEPRECIATION
------------------------------------------------------------------------------------------------------------------------

Geotek Communications, Inc., Series B, Escrow Shares             1/4/01    $    840             $     --        $    840
Prandium, Inc.                                          3/19/99-9/25/02     284,000                  266         283,734

CURRENCY
Argentine Peso                                                  6/25/04      70,732               70,392             340

--------------------------------------------------------------------------------
12. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had on loan securities valued at $44,013,349. Cash of $44,858,831 was received as collateral for the loans, of which $14,877,998 was invested in approved instruments.

--------------------------------------------------------------------------------
13. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER STRATEGIC BOND FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Strategic Bond Fund/VA, a series of Oppenheimer Variable Account
Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Strategic Bond Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.4%
--------------------------------------------------------------------------------
Arbor I Ltd., Catastrophe
Linked Nts.,
Series 2004-4, 16.49%, 3/15/06 1                 $     250,000   $       253,774
--------------------------------------------------------------------------------
Bank One Auto Securitization
Trust, Automobile Receivable
Certificates,
Series 2003-1, Cl. A2,
1.29%, 8/21/06                                         212,619           212,242
--------------------------------------------------------------------------------
BMW Vehicle Owner Trust,
Automobile Loan Certificates,
Series 2004-A, Cl. A2,
1.88%, 10/25/06                                        716,519           714,221
--------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust, Automobile Mtg.-Backed
Nts., Series 2004-2, Cl. A3, 3.58%,
1/15/09                                                740,000           739,075
--------------------------------------------------------------------------------
Centex Home Equity Co. LLC,
Home Equity Loan Asset-Backed
Certificates:
Series 2003-C, Cl. AF1,
2.14%, 7/25/18                                          71,469            71,389
Series 2004-A, Cl. AF1,
2.03%, 6/25/19                                         136,318           135,794
Series 2004-D, Cl. AF1,
2.98%, 4/25/20 2                                       338,237           337,140
--------------------------------------------------------------------------------
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3,
3.44%, 4/25/23                                         109,997           110,004
Series 2003-1, Cl. 1A3,
3.14%, 7/25/23                                         302,706           302,548
Series 2003-4, Cl. 1A1,
2.538%, 9/25/17 1                                       53,909            53,938
Series 2003-4, Cl. 1A2,
2.138%, 7/25/18                                        280,000           279,060
Series 2004-1, Cl. 2A1,
2.528%, 9/25/21 1                                      486,551           486,864
--------------------------------------------------------------------------------
Chase Manhattan Auto Owner
Trust, Automobile Loan
Pass-Through Certificates:
Series 2002-A, Cl. A4,
4.24%, 9/15/08                                         152,203           153,155
Series 2003-B, Cl. A2,
1.28%, 3/15/06                                          58,362            58,330
--------------------------------------------------------------------------------
CIT Equipment Collateral,
Equipment Receivable-Backed
Nts., Series 2004-DFS, Cl. A2,
2.66%, 11/20/06 2                                      550,000           547,659
--------------------------------------------------------------------------------
CIT Group Home Equity Loan
Trust, Home Equity Loan
Asset-Backed Certificates,
Series 2003-1, Cl. A2, 2.35%,
4/20/27                                                292,505           291,952

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Citibank Credit Card Issuance
Trust, Credit Card Receivable Nts.,
Series 2002-A3, Cl. A3,
4.40%, 5/15/07                                   $     530,000   $       533,661
--------------------------------------------------------------------------------
CitiFinancial Mortgage Securities,
Inc., Home Equity Collateralized
Mtg. Obligations:
Series 2003-2, Cl. AF1,
2.518%, 5/25/33 1                                       32,335            32,356
Series 2003-3, Cl. AF1,
2.538%, 8/25/33 1                                      144,250           144,346
--------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates,
Series 2002-B, Cl. FX,
10.421%, 3/22/07 2                                     500,000           514,941
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan
Pass-Through Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                  177,134           177,116
Series 2003-B, Cl. A2, 1.61%, 7/10/06                  561,254           560,311
Series 2004-B, Cl. A2, 2.48%, 2/8/07 2                 600,000           598,561
Series 2004-C, Cl. A2, 2.62%, 6/8/07                 1,040,000         1,036,808
--------------------------------------------------------------------------------
Embarcadero Aircraft
Securitization Trust, Airplane
Receivable Nts., Series 2000-A,
Cl. B, 0.678%, 8/15/25 2,3,4                         1,820,063               569
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2004-A,
Cl. A2, 2.13%, 10/15/06                              1,120,000         1,115,639
--------------------------------------------------------------------------------
Harley-Davidson Motorcycle
Trust, Motorcycle Receivable Nts.,
Series 2003-3, Cl. A1, 1.50%, 1/15/08                  389,176           387,801
--------------------------------------------------------------------------------
Honda Auto Receivables
Owner Trust, Automobile
Receivable Obligations:
Series 2003-3, Cl. A2, 1.52%, 4/21/06                  419,992           419,289
Series 2003-4, Cl. A2, 1.58%, 7/17/06                  524,914           523,743
--------------------------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates,
Series 2003-2, Cl. A2,
1.56%, 12/18/06                                        192,376           191,996
--------------------------------------------------------------------------------
M&I Auto Loan Trust,
Automobile Loan Certificates:
Series 2002-1, Cl. A3,
2.49%, 10/22/07                                        229,259           229,227
Series 2003-1, Cl. A2, 1.60%, 7/20/06                  371,164           370,628
--------------------------------------------------------------------------------
National City Auto Receivables
Trust, Automobile Receivable
Obligations, Series 2004-A, Cl. A2,
1.50%, 2/15/07                                         431,428           429,910

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
NC Finance Trust, Collateralized
Mtg. Obligations, Series 1999-I,
Cl. ECFD, 8.75%, 1/25/29 2                       $      66,744   $        17,812
--------------------------------------------------------------------------------
Nissan Auto Lease Trust,
Automobile Lease Obligations:
Series 2003-A, Cl. A2,
1.69%, 12/15/05                                         35,559            35,559
Series 2004-A, Cl. A2,
2.55%, 1/15/07                                         480,000           479,674
--------------------------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Automobile Receivable Nts.:
Series 2002-A, Cl. A4,
4.28%, 10/16/06                                        120,752           121,361
Series 2003-B, Cl. A3,
1.51%, 8/15/07                                         125,776           124,783
Series 2004-A, Cl. A2,
1.40%, 7/17/06                                         499,348           497,341
--------------------------------------------------------------------------------
Option One Mortgage Loan
Trust, Home Equity Mtg.
Obligations, Series 2004-3, Cl. A2,
2.568%, 11/25/34 1,2                                   326,595           326,805
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust, Home Equity
Pass-Through Certificates,
Series 2004-5, Cl. A F2,
3.735%, 11/10/34 2                                     200,000           199,334
--------------------------------------------------------------------------------
Sequoia Capital Ltd.,
Catastrophe Nts.,
Series 2004-2, 7.24%, 3/15/05 1                        250,000           249,931
--------------------------------------------------------------------------------
Toyota Auto Receivables Owner
Trust, Automobile
Mtg.-Backed Obligations:
Series 2002-B, Cl. A3,
3.76%, 6/15/06                                          38,998            39,054
Series 2003-B, Cl. A2,
1.43%, 2/15/06                                         162,898           162,799
--------------------------------------------------------------------------------
USAA Auto Owner Trust,
Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3,
2.41%, 10/16/06                                        102,245           102,242
Series 2004-1, Cl. A2,
1.43%, 9/15/06                                       1,196,193         1,192,385
Series 2004-2, Cl. A2,
2.41%, 2/15/07                                         610,000           608,073
Series 2004-3, Cl. A2,
2.79%, 6/15/07                                         490,000           489,033
--------------------------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2,
2.47%, 1/22/07                                         640,000           637,075

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced
Trust, Automobile Loan
Receivable Certificates:
Series 2003-1, Cl. A2,
1.11%, 12/20/05                                  $      73,599   $        73,574
Series 2003-2, Cl. A2,
1.55%, 6/20/06                                         283,939           283,387
--------------------------------------------------------------------------------
Wachovia Auto Owner Trust,
Automobile Receivable Nts.,
Series 2004-B, Cl. A2,
2.40%, 5/21/07                                         460,000           458,107
--------------------------------------------------------------------------------
Wells Fargo Home Equity Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. AI1B,
2.94%, 9/25/18                                         946,271           941,898
--------------------------------------------------------------------------------
Whole Auto Loan Trust,
Automobile Loan Receivable
Certificates:
Series 2003-1, Cl. A2A,
1.40%, 4/15/06                                         383,197           382,479
Series 2003-1, Cl. A3B,
1.99%, 5/15/07                                         220,000           218,151
Series 2004-1, Cl. A2A,
2.59%, 5/15/07                                         620,000           617,718
                                                                 ---------------
Total Asset-Backed Securities
(Cost $22,179,442)                                                    20,272,622

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--12.7%
--------------------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1997-D4, Cl. B1,
7.525%, 4/14/29                                        375,000           433,282
--------------------------------------------------------------------------------
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates,
Series 2004-6, Cl. A3,
4.512%, 12/10/42                                       560,000           560,000
--------------------------------------------------------------------------------
Bank of America Mortgage
Securities, Inc., Collateralized
Mtg. Obligations Pass-Through
Certificates:
Series 2004-2, Cl. 2A1,
6.50%, 7/20/32                                         982,015         1,003,277
Series 2004-8, Cl. 5A1,
6.50%, 5/25/32                                         785,464           816,147
Series 2004-E, Cl. 2A9,
3.712%, 6/25/34                                        497,824           498,138
Series 2004-G, Cl. 2A1,
2.469%, 8/25/34                                        368,414           367,688
--------------------------------------------------------------------------------
CIT Equipment Collateral,
Equipment Receivable-
Backed Nts.,
Series 2003-EF1, Cl. A2,
1.49%, 12/20/05                                         38,995            39,003

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Countrywide Alternative Loan Trust,
Collateralized Mtg. Obligations,
Series 2004-J9, Cl. 1A1,
2.598%, 10/25/34 1                               $     765,604   $       766,485
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%, 1/1/35 5                                         9,609,000         9,542,938
5.50%, 1/1/35 5                                      3,040,000         3,088,452
6%, 9/1/24                                           3,647,046         3,792,091
7%, 3/1/31-11/1/34                                   4,646,138         4,926,953
11%, 11/1/14                                            63,381            69,407
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Pass-Through Participation
Certificates, Series 151, Cl. F,
9%, 5/15/21                                            108,068           108,128
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                     145,350           146,508
Series 2055, Cl. ZM, 6.50%, 5/15/28                    366,469           381,155
Series 2080, Cl. Z, 6.50%, 8/15/28                     227,788           234,885
Series 2387, Cl. PD, 6%, 4/15/30                       491,475           509,443
Series 2466, Cl. PD, 6.50%, 4/15/30                    139,825           140,498
Series 2498, Cl. PC, 5.50%, 10/15/14                    60,326            60,843
Series 2500, Cl. FD, 2.903%, 3/15/32 1                 138,846           139,391
Series 2526, Cl. FE, 2.803%, 6/15/29 1                 170,408           171,021
Series 2551, Cl. FD, 2.803%, 1/15/33 1                 136,801           137,739
Series 2551, Cl. TA, 4.50%, 2/15/18                     59,590            59,552
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. B, (1.91)%, 7/1/26 6                   430,500            79,803
Series 192, Cl. IO, 3.27%, 2/1/28 6                    112,605            20,926
Series 200, Cl. IO, 2.89%, 1/1/29 6                    137,998            26,456
Series 205, Cl. IO, (0.22)%, 9/1/29 6                  648,115           121,500
Series 208, Cl. IO, (29.18)%, 6/1/30 6                 741,029           136,045
Series 2074, Cl. S, 11.86%, 7/17/28 6                  144,882            18,659
Series 2079, Cl. S, 10.47%, 7/17/28 6                  225,939            29,433
Series 2526, Cl. SE, 17.17%, 6/15/29 6                 318,589            25,898
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 1/1/20 5                                      3,175,000         3,165,078
5%, 1/1/20-1/1/35 5                                  5,784,000         5,802,086
5.50%, 3/1/33-1/1/34                                 5,067,193         5,150,261
5.50%, 1/1/35 5                                     15,257,000        15,490,615
6%, 9/1/24                                           1,095,238         1,139,933
6%, 1/1/35 5                                         5,145,000         5,320,249
6.50%, 5/1/29-10/1/30                                  349,551           367,350
6.50%, 1/1/35 5                                      5,741,000         6,020,874
7%, 12/1/23-8/1/34                                  11,386,535        12,074,521
7%, 8/1/28-1/1/35 5                                  4,961,590         5,258,944
7.50%, 8/1/25-2/1/27                                   303,017           325,469
8.50%, 7/1/32                                           30,386            33,011

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1998-63, Cl. PG, 6%, 3/25/27               $     134,095   $       134,735
Trust 2001-50, Cl. NE, 6%, 8/25/30                     263,368           267,008
Trust 2001-70, Cl. LR, 6%, 9/25/30                     257,913           262,970
Trust 2001-72, Cl. NH, 6%, 4/25/30                     206,421           211,102
Trust 2001-74, Cl. PD, 6%, 5/25/30                      87,676            88,865
Trust 2002-50, Cl. PD, 6%, 9/25/27                     143,345           143,441
Trust 2002-77, Cl. WF,
2.81%, 12/18/32 1                                      219,585           220,883
Trust 2002-94, Cl. MA,
4.50%, 8/25/09                                         389,325           390,178
Trust 2003-81, Cl. PA, 5%, 2/25/12                     110,657           111,064
Trust 2004-101, Cl. BG, 5%, 1/25/20                    630,000           635,513
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 319, Cl. 2, (3.08)% 2/1/32 6                     280,066            53,832
Trust 2002-28, Cl. SA,
12.58%, 4/25/32 6                                      171,247            17,021
Trust 2002-38, Cl. SO,
19.60%, 4/25/32 6                                      941,721            75,715
Trust 2002-48, Cl. S,
10.91%, 7/25/32 6                                      274,141            28,629
Trust 2002-52, Cl. SL,
11.27%, 9/25/32 6                                      172,075            18,084
Trust 2002-56, Cl. SN,
13.38%, 7/25/32 6                                      376,704            39,455
Trust 2002-77, Cl. IS,
15.90%, 12/18/32 6                                   1,604,414           169,157
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 214, Cl. 2, 1.30%, 3/1/23 6                    1,743,262           332,038
Trust 221, Cl. 2, (1.23)%, 5/1/23 6                    197,058            38,107
Trust 240, Cl. 2, 3.35%, 9/1/23 6                      340,010            64,752
Trust 301, Cl. 2, (3.70)%, 4/1/29 6                    841,291           159,680
Trust 313, Cl. 2, (29.08)%, 7/1/31 6                   930,965           179,140
Trust 321, Cl. 2, (3.53)%, 3/1/32 6                  1,238,418           246,105
Trust 324, Cl. 2, (9.92)%, 6/1/32 6                  2,154,476           438,653
Trust 333, Cl. 2, 2.31%, 3/1/33 6                      817,230           176,743
Trust 2001-63, Cl. SD,
17.40%, 12/18/31 6                                     295,586            31,275
Trust 2001-68, Cl. SC,
13.63%, 11/25/31 6                                     217,386            23,651
Trust 2001-81, Cl. S,
13.68%, 1/25/32 6                                      297,295            36,260
Trust 2002-9, Cl. MS,
10.62%, 3/25/32 6                                      367,130            40,046
Trust 2002-77, Cl. SH,
21.15%, 12/18/32 6                                     371,337            37,605

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates,
Series 1997-CHL1, Cl. D,
7.863%, 4/29/39 1,2                              $     350,000   $       356,617
--------------------------------------------------------------------------------
First Union National Bank/
Lehman Brothers/Bank of
America Commercial Mtg. Trust,
Pass-Through Certificates,
Series 1998-C2, Cl. A2,
6.56%, 11/18/35                                        360,000           387,274
--------------------------------------------------------------------------------
GE Capital Commercial
Mortgage Corp.,
Commercial Mtg. Obligations,
Series 2004-C3, Cl. A2,
4.433%, 7/10/39                                        390,000           395,179
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc.,
Commercial Mtg. Obligations,
Series 2004-C3, Cl. A4,
4.547%, 12/10/41                                       360,000           360,947
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates,
Series 1997-C1, Cl. A3,
6.869%, 7/15/29                                        294,379           311,620
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F,
7.089%, 5/15/30 1                                    1,800,000         1,883,750
--------------------------------------------------------------------------------
Government National
Mortgage Assn.:
4.625%, 11/20/25 1                                      18,008            18,430
7%, 3/15/28-7/15/28                                  1,148,877         1,223,374
7.50%, 2/15/27                                         158,177           170,305
8%, 11/15/25-5/15/26                                   148,485           161,741
--------------------------------------------------------------------------------
Government National
Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA,
8.73%, 3/16/28 6                                       275,939            33,487
Series 1998-19, Cl. SB,
10.70%, 7/16/28 6                                      461,648            60,289
Series 2001-21, Cl. SB,
14.94%, 1/16/27 6                                    2,222,960           212,607
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1,
3.659%, 10/10/28                                       407,183           402,757
Series 2004-GG2, Cl. A3,
4.602%, 8/10/38                                        250,000           255,071

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust,
Collateralized Mtg. Obligations,
Series 04-12, Cl. 3A1,
4.593%, 12/25/34 1,2                             $   1,176,093   $     1,177,713
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
Pass-Through Collateralized Mtg.
Obligations, Series 2004-6, Cl. 10A1,
6%, 7/25/34                                          1,125,260         1,161,934
--------------------------------------------------------------------------------
Mastr Seasoned Securities Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. PT65,
6.50%, 12/1/34 5                                     1,625,000         1,673,496
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors,
Inc., Mtg. Pass-Through Certificates,
Series 1995-C2, Cl. D,
7.545%, 6/15/21 1                                      165,632           169,720
--------------------------------------------------------------------------------
Morgan Stanley Capital I Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. F,
7.472%, 2/15/28 1,7                                    162,744           150,727
Series 1997-XL1, Cl. G,
7.695%, 10/3/30                                        390,000           258,472
--------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                         420,000           454,560
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co.
II LLC, Commercial Mtg.
Pass-Through Certificates,
Series PRU-HTG 2000-C1, Cl. A2,
7.306%, 10/6/15                                        556,000           640,926
--------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 1996-B, Cl. 1,
4.357%, 4/25/26 1,2                                      5,768             5,325
Series 1996-C1, Cl. F,
8.384%, 1/20/28 1,2                                  1,000,000           823,125
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., Collateralized
Mtg. Pass-Through Certificates,
Series 2003-AR12, Cl. A2,
2.446%, 2/25/34 1                                        9,652             9,658
--------------------------------------------------------------------------------
Wells Fargo Mortgage Backed
Securities Trust, Collateralized
Mtg. Obligations:
Series 2004-DD, Cl. 2 A1,
4.548%, 1/25/35                                      1,290,000         1,292,116
Series 2004-N, Cl. A10,
3.803%, 8/25/34 2                                      966,317           969,495
Series 2004-W, Cl. A2,
4.635%, 11/25/34 1                                     575,342           576,930
                                                                 ---------------
Total Mortgage-Backed
Obligations (Cost $109,143,597)                                      108,869,487

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--8.8%
--------------------------------------------------------------------------------
Federal Home Loan Bank
Unsec. Bonds, 2.75%, 10/15/06                    $   5,135,000   $     5,096,575
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp. Nts.,
3.75%, 7/15/09 [EUR]                                 1,090,000         1,521,140
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Unsec. Nts., 6.875%, 9/15/10                         4,420,000         5,051,901
--------------------------------------------------------------------------------
Federal National
Mortgage Assn. Unsec. Nts.:
1.80%, 5/27/05                                       1,390,000         1,386,226
2.50%, 6/15/06                                       1,325,000         1,313,765
3.01%, 6/2/06                                        1,400,000         1,394,277
4.25%, 7/15/07                                       6,465,000         6,604,437
6.625%, 9/15/09                                      8,000,000         8,941,696
7.25%, 1/15/10-5/15/30                               5,765,000         6,733,930
--------------------------------------------------------------------------------
Resolution Funding Corp. Federal
Book Entry Principal Strips,
5.85%, 1/15/21 8                                     1,220,000           535,562
--------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
7.125%, 5/1/30                                         330,000           411,820
Series A, 6.79%, 5/23/12                             9,663,000        11,143,024
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.50%, 8/15/28                                       1,034,000         1,119,467
7.25%, 5/15/16                                       1,670,000         2,090,893
8.875%, 8/15/17 9                                    1,630,000         2,310,398
9.25%, 2/15/16                                         208,000           296,977
STRIPS, 4.20%, 2/15/11 8                               900,000           708,919
STRIPS, 4.60%, 2/15/16 8                               491,000           295,829
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
2.50%, 9/30/06-10/31/06                             14,025,000        13,903,978
2.75%, 8/15/07 10,11                                   525,000           519,401
2.75%, 7/31/06 9                                     3,839,000         3,827,756
                                                                 ---------------
Total U.S. Government
Obligations (Cost $75,011,468)                                        75,207,971

--------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--29.9%
--------------------------------------------------------------------------------
ARGENTINA--0.8%
Argentina (Republic of) Bonds:
1.98%, 8/3/12 1                                      6,465,000         5,438,849
2.352%, 5/3/05 1                                        56,000            55,064
Series PRE8, 2%, 1/3/10 2,3,4 [ARP]                  1,980,000           997,161
Series PR12, 2%, 1/3/16 2,3,4 [ARP]                  1,335,300           574,999
--------------------------------------------------------------------------------
Argentina (Republic of) Disc. Bonds,
3/31/23 2,3,4                                          260,000           146,900
--------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds,
Bonos de Consolidacion de Deudas,
Series PBA1, 4/1/07 2,3,4 [ARP]                         59,785            24,123
                                                                 ---------------
                                                                       7,237,096
--------------------------------------------------------------------------------
AUSTRALIA--0.8%
Queensland Treasury Corp.
Unsec. Nts., Series 09G,
6%, 7/14/09 [AUD]                                    8,300,000         6,670,330

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
AUSTRIA--0.9%
Austria (Republic of) Bonds,
6.25%, 7/15/27 [EUR]                                 3,480,000   $     6,113,012
--------------------------------------------------------------------------------
Austria (Republic of) Nts.,
Series 98-1, 5%, 1/15/08 [EUR]                       1,095,000         1,586,512
                                                                 ---------------
                                                                       7,699,524

--------------------------------------------------------------------------------
BELGIUM--1.4%
Belgium (Kingdom of) Bonds:
5%, 9/28/11 [EUR]                                      540,000           806,734
Series 19, 6.50%, 3/31/05 [EUR]                      1,180,000         1,620,114
Series 26, 6.25%, 3/28/07 [EUR]                      2,170,000         3,184,063
Series 28, 5.75%, 3/28/08 [EUR]                        755,000         1,120,134
Series 32, 3.75%, 3/28/09 [EUR]                      2,905,000         4,070,238
Series 35, 5.75%, 9/28/10 [EUR]                      1,050,000         1,616,175
                                                                 ---------------
                                                                      12,417,458

--------------------------------------------------------------------------------
BRAZIL--2.2%
Brazil (Federal Republic of) Bonds:
8.875%, 10/14/19                                     1,030,000         1,088,195
10.50%, 7/14/14                                        725,000           860,938
Series 15 yr., 3.125%, 4/15/09 1                        13,236            13,170
--------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt
Capitalization Bonds, Series 20 yr.,
8%, 4/15/14                                          7,252,993         7,429,785
--------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts.,
12%, 4/15/10                                         4,015,000         4,978,600
--------------------------------------------------------------------------------
Brazil (Federal Republic of)
Unsec. Unsub. Bonds:
10%, 8/7/11                                            760,000           884,640
11%, 8/17/40                                         1,905,000         2,262,664
Cl. B, 8.875%, 4/15/24                                 958,000           996,320
                                                                 ---------------
                                                                      18,514,312

--------------------------------------------------------------------------------
BULGARIA--0.2%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15                                         800,000         1,004,000
8.25%, 1/15/15 7                                       800,000         1,004,000
                                                                 ---------------
                                                                       2,008,000

--------------------------------------------------------------------------------
COLOMBIA--0.5%
Colombia (Republic of) Nts.,
11.75%, 3/1/10 [COP]                             3,755,000,000         1,640,708
--------------------------------------------------------------------------------
Colombia (Republic of) Unsec.
Unsub. Bonds, 8.375%, 2/15/27                          615,000           599,625
--------------------------------------------------------------------------------
Colombia (Republic of) Unsec.
Unsub. Nts., 11.375%, 1/31/08 [EUR]                  1,125,000         1,829,100
                                                                 ---------------
                                                                       4,069,433

--------------------------------------------------------------------------------
DENMARK--0.3%
Denmark (Kingdom of) Nts.,
4%, 8/15/08 [DKK]                                   12,375,000         2,344,727
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC--0.1%
Dominican Republic Bonds,
Series REGS, 9.04%, 1/23/13                            720,000           610,200

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ECUADOR--0.2%
Ecuador (Republic of) Unsec.
Bonds, 8%, 8/15/30 1                             $   1,810,000   $     1,570,175
--------------------------------------------------------------------------------
EL SALVADOR--0.1%
El Salvador (Republic of) Bonds,
7.625%, 9/21/34 7                                      590,000           610,650
--------------------------------------------------------------------------------
FINLAND--0.0%
Finland (Republic of) Sr. Unsec.
Unsub. Bonds, 2.75%, 7/4/06 [EUR]                      220,000           300,721
--------------------------------------------------------------------------------
FRANCE--2.2%
France (Government of)
Obligations Assimilables du
Tresor Bonds:
5.50%, 10/25/07 [EUR]                                1,080,000         1,577,061
5.50%, 10/25/10 [EUR]                                6,085,000         9,266,867
5.75%, 10/25/32 [EUR]                                3,300,000         5,555,232
--------------------------------------------------------------------------------
France (Government of)
Treasury Nts.:
3 yr., 3.50%, 1/12/05 [EUR]                          1,460,000         1,985,308
5 yr., 4.75%, 7/12/07 [EUR]                            120,000           171,593
                                                                 ---------------
                                                                      18,556,061

--------------------------------------------------------------------------------
GERMANY--2.6%
Germany (Republic of) Bonds:
2%, 6/17/05 [EUR]                                    2,120,000         2,880,169
5.375%, 1/4/10 [EUR]                                 1,285,000         1,928,635
Series 01, 5%, 7/4/11 [EUR]                          3,685,000         5,494,692
Series 140, 4.50%, 8/17/07 [EUR]                     1,395,000         1,983,756
Series 143, 3.50%, 10/10/08 [EUR]                    7,470,000        10,374,944
                                                                 ---------------
                                                                      22,662,196

--------------------------------------------------------------------------------
GREECE--1.9%
Greece (Republic of) Bonds:
3.50%, 4/18/08 [EUR]                                 1,055,000         1,462,521
4.60%, 5/20/13 [EUR]                                 1,545,000         2,234,250
5.35%, 5/18/11 [EUR]                                 6,735,000        10,152,575
--------------------------------------------------------------------------------
Greece (Republic of) Sr.
Unsub. Bonds, 4.65%, 4/19/07 [EUR]                   1,610,000         2,285,355
                                                                 ---------------
                                                                      16,134,701

--------------------------------------------------------------------------------
GUATEMALA--0.0%
Guatemala (Republic of) Nts.:
10.25%, 11/8/11 7                                      250,000           295,938
10.25%, 11/8/11                                         95,000           112,456
                                                                 ---------------
                                                                         408,394

--------------------------------------------------------------------------------
IRELAND--0.2%
Ireland (Republic of) Treasury Bonds,
3.25%, 4/18/09 [EUR]                                 1,045,000         1,434,620
--------------------------------------------------------------------------------
ISRAEL--0.1%
United States (Government of) Gtd.
Israel Aid Bonds, 5.50%, 12/4/23                       960,000         1,006,320

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ITALY--1.7%
Italy (Republic of) Treasury Bonds:
Buoni del Tesoro Poliennali,
4%, 3/1/05 [EUR]                                       520,000   $       708,916
Buoni del Tesoro Poliennali,
4.50%, 3/1/07 [EUR]                                  1,150,000         1,626,444
Buoni del Tesoro Poliennali,
5%, 10/15/07 [EUR]                                   5,080,000         7,324,121
Buoni del Tesoro Poliennali,
5%, 2/1/12 [EUR]                                     1,030,000         1,535,690
Buoni del Tesoro Poliennali,
5.25%, 12/15/05 [EUR]                                2,590,000         3,611,989
                                                                 ---------------
                                                                      14,807,160

--------------------------------------------------------------------------------
IVORY COAST--0.0%
Ivory Coast (Government of)
Past Due Interest Bonds,
3/29/18 2,3,4 [FRF]                                  2,194,500            76,737
--------------------------------------------------------------------------------
JAPAN--2.0%
Japan (Government of) Bonds,
5 yr., Series 14, 0.40%, 6/20/06 [JPY]           1,719,000,000        16,864,301
--------------------------------------------------------------------------------
KOREA, REPUBLIC OF SOUTH--0.2%
Korea (Republic of) Nts.:
4.25%, 6/1/13                                          780,000           749,174
8.875%, 4/15/08                                      1,170,000         1,359,615
                                                                 ---------------
                                                                       2,108,789

--------------------------------------------------------------------------------
MEXICO--0.8%
United Mexican States Bonds:
7.50%, 4/8/33                                          930,000         1,006,725
8.30%, 8/15/31                                         400,000           469,800
Series MI10, 8%, 12/19/13 [MXN]                      9,290,000           745,424
Series M20, 8%, 12/7/23 [MXN]                       23,040,000         1,672,890
--------------------------------------------------------------------------------
United Mexican States Nts.,
7.50%, 1/14/12                                       1,300,000         1,477,450
--------------------------------------------------------------------------------
United Mexican States Unsec.
Unsub. Nts.,
Series 6 BR, 6.75%, 6/6/06 [JPY]                   155,000,000         1,649,078
                                                                 ---------------
                                                                       7,021,367

--------------------------------------------------------------------------------
NEW ZEALAND--0.1%
New Zealand (Government of)
Bonds, 7%, 7/15/09 12 [NZD]                            945,000           708,711
--------------------------------------------------------------------------------
NIGERIA--0.1%
Central Bank of Nigeria
Gtd. Bonds,
Series WW, 6.25%, 11/15/20                             275,000           258,500
--------------------------------------------------------------------------------
Nigeria (Federal Republic of)
Promissory Nts.,
Series RC, 5.092%, 1/5/10                              234,574           203,111
                                                                 ---------------
                                                                         461,611

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
PANAMA--0.8%
Panama (Republic of) Bonds:
7.25%, 3/15/15                                   $   3,030,000   $     3,166,350
8.125%, 4/28/34                                        805,000           853,300
9.375%, 1/16/23                                      2,215,000         2,569,400
                                                                 ---------------
                                                                       6,589,050

--------------------------------------------------------------------------------
PERU--0.3%
Peru (Republic of) Past Due
Interest Bonds,
Series 20 yr., 5%, 3/7/17 1                          1,760,000         1,698,400
--------------------------------------------------------------------------------
Peru (Republic of) Sr. Nts.,
4.53%, 2/28/16 8                                     1,464,785           884,525
                                                                 ---------------
                                                                       2,582,925

--------------------------------------------------------------------------------
PHILIPPINES--0.1%
Philippines (Republic of) Bonds,
8.375%, 2/15/11                                        438,000           439,382
--------------------------------------------------------------------------------
POLAND--1.3%
Poland (Republic of) Bonds:
Series 0K0805, 5.26%, 8/12/05 8 [PLZ]               17,265,000         5,558,069
Series DS0509, 6%, 5/24/09 [PLZ]                    10,840,000         3,604,407
Series DS1013, 5%, 10/24/13 [PLZ]                    4,640,000         1,458,191
Series WS0922, 5.75%, 9/23/22 [PLZ]                  1,000,000           337,184
                                                                 ---------------
                                                                      10,957,851

--------------------------------------------------------------------------------
PORTUGAL--0.7%
Portugal (Republic of)
Obrig Do Tes Medio Prazo Nts.,
4.875%, 8/17/07 [EUR]                                1,620,000         2,324,085
--------------------------------------------------------------------------------
Portugal (Republic of)
Obrig Do Tes Medio Prazo
Unsec. Unsub. Nts.,
5.85%, 5/20/10 [EUR]                                 2,450,000         3,771,268
                                                                 ---------------
                                                                       6,095,353

--------------------------------------------------------------------------------
RUSSIA--1.3%
Aries Vermoegensverwaltungs
GmbH Credit Linked Nts.,
9.60%, 10/25/14                                      1,950,000         2,410,190
--------------------------------------------------------------------------------
Aries Vermoegensverwaltungs
GmbH Unsub. Nts., Series B,
7.75%, 10/25/09 2 [EUR]                                700,000         1,084,681
--------------------------------------------------------------------------------
Ministry Finance of Russia Debs.,
Series VI, 3%, 5/14/06 2                             1,980,000         1,947,934
--------------------------------------------------------------------------------
Russian Federation Unsec.
Unsub. Bonds, 5%, 3/31/30 1,7                        3,065,000         3,172,275
--------------------------------------------------------------------------------
Russian Federation Unsub. Nts.,
5%, 3/31/30 1                                        2,735,875         2,821,303
                                                                 ---------------
                                                                      11,436,383

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
SOUTH AFRICA--0.4%
South Africa (Republic of) Bonds:
Series R157,
13.50%, 9/15/15 [ZAR]                                7,300,000   $     1,790,648
Series R186,
10.50%, 12/21/26 [ZAR]                               2,960,000           693,472
Series R203,
8.25%, 9/15/17 [ZAR]                                 3,000,000           539,828
Series R204, 8%, 12/21/18 [ZAR]                      3,175,000           560,505
                                                                 ---------------
                                                                       3,584,453

--------------------------------------------------------------------------------
SPAIN--1.6%
Spain (Kingdom of) Bonds:
Bonos y Obligacion del Estado,
5.35%, 10/31/11 [EUR]                                3,695,000         5,630,267
Bonos y Obligacion del Estado,
5.75%, 7/30/32 [EUR]                                 2,530,000         4,247,319
--------------------------------------------------------------------------------
Spain (Kingdom of)
Treasury Bills,
2.10%, 2/18/05 8 [EUR]                               2,730,000         3,700,725
                                                                 ---------------
                                                                      13,578,311

--------------------------------------------------------------------------------
SWEDEN--0.2%
Sweden (Kingdom of) Bonds,
Series 1043, 5%, 1/28/09 [SEK]                      10,760,000         1,733,975
--------------------------------------------------------------------------------
THE NETHERLANDS--0.7%
Netherlands (Kingdom of the)
Bonds:
5%, 7/15/11 [EUR]                                    1,615,000         2,410,536
5.50%, 1/15/28 [EUR]                                 2,340,000         3,779,878
                                                                 ---------------
                                                                       6,190,414

--------------------------------------------------------------------------------
TURKEY--0.4%
Turkey (Republic of) Nts.,
7.25%, 3/15/15                                       3,105,000         3,205,913
--------------------------------------------------------------------------------
UNITED KINGDOM--1.9%
United Kingdom Treasury Nts.,
4%, 3/7/09 [GBP]                                     8,670,000        16,354,251
--------------------------------------------------------------------------------
VENEZUELA--0.8%
Venezuela (Republic of) Nts.:
3.09%, 4/20/11 1                                       750,000           682,500
8.50%, 10/8/14                                       1,285,000         1,365,698
10.75%, 9/13/13                                      4,280,000         5,120,592
                                                                 ---------------
                                                                       7,168,790
                                                                 ---------------
Total Foreign Government
Obligations (Cost $227,294,778)                                      256,220,645

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
LOAN PARTICIPATIONS--0.6%
--------------------------------------------------------------------------------
Algeria (Republic of) Loan
Participation Nts., 2.183%, 3/4/10 1,2           $     427,167   $       420,759
--------------------------------------------------------------------------------
Deutsche Bank AG:
Indonesia (Republic of) Rupiah
Loan Participation Nts.,
2.636%, 1/25/06 1                                    1,490,000         1,470,779
--------------------------------------------------------------------------------
Indonesia (Republic of)
Rupiah Loan Participation Nts.,
2.636%, 3/21/05 1                                    1,330,000         1,331,530
OAO Gazprom Loan
Participation Nts., 6.50%, 8/4/05 2                  1,520,000         1,552,224
                                                                 ---------------
Total Loan Participations
(Cost $4,679,244)                                                      4,775,292

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--28.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.0%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.6%
ArvinMeritor, Inc., 8.75% Sr.
Unsec. Unsub. Nts., 3/1/12                             700,000           812,000
--------------------------------------------------------------------------------
Collins & Aikman
Floorcoverings, Inc.,
9.75% Sr. Sub. Nts.,
Series B, 2/15/10                                      200,000           216,000
--------------------------------------------------------------------------------
Cooper Standard
Automotive Group:
7% Sr. Nts., 12/15/12 7                                 90,000            91,800
8.375% Sr. Sub. Nts., 12/15/14 7                       425,000           426,063
--------------------------------------------------------------------------------
Dana Corp.,
10.125% Nts., 3/15/10 2                                200,000           226,716
--------------------------------------------------------------------------------
Dura Operating Corp.:
9% Sr. Sub. Nts., Series B,
5/1/09 [EUR]                                           200,000           258,257
9% Sr. Unsec. Sub. Nts.,
Series D, 5/1/09                                       500,000           497,500
--------------------------------------------------------------------------------
Eagle-Picher, Inc.,
9.75% Sr. Nts., 9/1/13                                 300,000           301,500
--------------------------------------------------------------------------------
Goodyear Tire &
Rubber Co. (The),
7.857% Nts., 8/15/11                                   500,000           510,000
--------------------------------------------------------------------------------
Metaldyne Corp.:
10% Sr. Nts., 11/1/13 7                                200,000           191,000
11% Sr. Sub. Nts., 6/15/12                             300,000           250,500
--------------------------------------------------------------------------------
Stoneridge, Inc.,
11.50% Sr. Nts., 5/1/12                                500,000           583,750
--------------------------------------------------------------------------------
Tenneco Automotive, Inc.:
8.625% Sr. Sub. Nts., 11/15/14 7                       500,000           522,500
10.25% Sr. Sec. Nts.,
Series B, 7/15/13                                      150,000           177,750
--------------------------------------------------------------------------------
United Components, Inc.,
9.375% Sr. Sub. Nts., 6/15/13                          200,000           218,000
                                                                 ---------------
                                                                       5,283,336

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.2%
Apcoa, Inc.,
9.25% Sr. Unsec. Sub. Nts., 3/15/08              $     100,000   $        98,500
--------------------------------------------------------------------------------
Aztar Corp.,
9% Sr. Unsec. Sub. Nts., 8/15/11                       850,000           941,375
--------------------------------------------------------------------------------
Boyd Gaming Corp.,
8.75% Sr. Sub. Nts., 4/15/12                           300,000           335,250
--------------------------------------------------------------------------------
Carrols Corp.,
9% Sr. Sub. Nts., 1/15/13 7                            130,000           135,200
--------------------------------------------------------------------------------
Domino's, Inc.,
8.25% Sr. Unsec. Sub. Nts., 7/1/11                     547,000           600,333
--------------------------------------------------------------------------------
Gaylord Entertainment Co.,
8% Sr. Nts., 11/15/13                                  300,000           325,500
--------------------------------------------------------------------------------
Hilton Hotels Corp.,
7.625% Nts., 12/1/12                                   400,000           468,482
--------------------------------------------------------------------------------
Hollywood Park, Inc.,
9.25% Sr. Unsec. Sub. Nts.,
Series B, 2/15/07                                      325,000           332,313
--------------------------------------------------------------------------------
Intrawest Corp.,
7.50% Sr. Unsec. Nts., 10/15/13                        625,000           667,969
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14                        400,000           410,000
9% Sr. Sub. Nts., 3/15/12                              500,000           553,750
--------------------------------------------------------------------------------
John Q. Hammons Hotels, Inc.,
8.875% Sr. Nts., Series B, 5/15/12                     300,000           340,500
--------------------------------------------------------------------------------
La Quinta Properties, Inc.,
7% Sr. Sec. Nts., 8/15/12                              250,000           265,625
--------------------------------------------------------------------------------
Mandalay Resort Group,
10.25% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                                       650,000           737,750
--------------------------------------------------------------------------------
MGM Mirage, Inc.:
8.375% Sr. Unsec. Sub. Nts., 2/1/11                    600,000           679,500
9.75% Sr. Unsec. Sub. Nts., 6/1/07                     350,000           390,250
--------------------------------------------------------------------------------
Mohegan Tribal
Gaming Authority:
6.375% Sr. Sub. Nts., 7/15/09                          250,000           258,125
8% Sr. Sub. Nts., 4/1/12                               200,000           218,000
--------------------------------------------------------------------------------
NCL Corp.,
10.625% Sr. Nts., 7/15/14 7                            300,000           301,500
--------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Sub. Nts., 3/15/10                          200,000           226,250
9.375% Sr. Unsec. Sub. Nts.,
2/15/07                                                800,000           884,000
--------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.,
8.25% Sr. Unsec. Sub. Nts.,
3/15/12                                                700,000           747,250
--------------------------------------------------------------------------------
Premier Cruise Ltd.,
11% Sr. Nts., 3/15/08 2,3,4                            250,000                --
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.,
8.75% Sr. Unsub. Nts., 2/2/11                          300,000           355,875
--------------------------------------------------------------------------------
Six Flags, Inc.:
8.875% Sr. Unsec. Nts., 2/1/10                       1,234,000         1,255,595
9.625% Sr. Nts., 6/1/14                                 19,000            19,190
9.75% Sr. Nts., 4/15/13                                100,000           102,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Starwood Hotels &
Resorts Worldwide, Inc.,
7.875% Sr. Nts., 5/1/12                          $     900,000   $     1,032,750
--------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                     800,000           826,000
9.875% Sr. Unsec. Sub. Nts., 7/1/10                  1,000,000         1,057,500
--------------------------------------------------------------------------------
Sun International Hotels Ltd.,
8.875% Sr. Unsec. Sub. Nts.,
8/15/11                                                700,000           768,250
--------------------------------------------------------------------------------
Universal City Development
Partners Ltd.,
11.75% Sr. Nts., 4/1/10                                500,000           593,125
--------------------------------------------------------------------------------
Vail Resorts, Inc.,
6.75% Sr. Sub. Nts., 2/15/14                           500,000           511,250
--------------------------------------------------------------------------------
Venetian Casino Resort LLC/
Las Vegas Sands, Inc.,
11% Sec. Nts., 6/15/10                                 400,000           458,500
--------------------------------------------------------------------------------
Wynn Las Vegas LLC/
Wynn Las Vegas Capital Corp.,
6.625% Nts., 12/1/14 7                               1,800,000         1,791,000
                                                                 ---------------
                                                                      18,688,457

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.6%
Beazer Homes USA, Inc.,
8.375% Sr. Nts., 4/15/12                               400,000           442,000
--------------------------------------------------------------------------------
Blount, Inc.,
8.875% Sr. Sub. Nts., 8/1/12                           350,000           381,500
--------------------------------------------------------------------------------
D.R. Horton, Inc.:
9.375% Sr. Unsec. Sub. Nts.,
3/15/11                                                400,000           444,000
9.75% Sr. Sub. Nts., 9/15/10                           400,000           486,000
--------------------------------------------------------------------------------
KB Home:
8.625% Sr. Sub. Nts., 12/15/08                         250,000           283,750
9.50% Sr. Unsec. Sub. Nts., 2/15/11                    400,000           442,000
--------------------------------------------------------------------------------
Meritage Corp.,
9.75% Sr. Unsec. Nts., 6/1/11                          350,000           388,500
--------------------------------------------------------------------------------
Sealy Mattress Co.,
8.25% Sr. Sub. Nts., 6/15/14                           450,000           479,250
--------------------------------------------------------------------------------
Standard Pacific Corp.,
9.25% Sr. Sub. Nts., 4/15/12                           200,000           233,000
--------------------------------------------------------------------------------
WCI Communities, Inc.,
9.125% Sr. Sub. Nts., 5/1/12                           300,000           334,500
--------------------------------------------------------------------------------
William Lyon Homes, Inc.,
10.75% Sr. Nts., 4/1/13                                400,000           451,500
--------------------------------------------------------------------------------
Williams Scotsman, Inc.,
9.875% Sr. Unsec. Nts., 6/1/07                         800,000           804,000
                                                                 ---------------
                                                                       5,170,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA--3.8%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 3,4               $     350,000   $       327,250
10.25% Sr. Unsec. Nts., 11/1/06 3,4                    400,000           391,000
10.25% Sr. Unsec. Sub. Nts.,
6/15/11 3,4                                            200,000           203,500
10.875% Sr. Unsec. Nts., 10/1/10 3,4                   400,000           398,000
--------------------------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/12                                               600,000           624,000
--------------------------------------------------------------------------------
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14                        650,000           650,000
9.50% Sr. Unsec. Sub. Nts., 2/1/11                     360,000           373,950
--------------------------------------------------------------------------------
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts.,
1/15/11                                                150,000           160,313
10.25% Sr. Unsec. Sub. Nts.,
Series B, 5/1/09                                       400,000           423,500
--------------------------------------------------------------------------------
Block Communications, Inc.,
9.25% Sr. Sub. Nts., 4/15/09                           400,000           438,000
--------------------------------------------------------------------------------
Carmike Cinemas, Inc.,
7.50% Sr. Sub. Nts., 2/15/14                           500,000           514,375
--------------------------------------------------------------------------------
Charter Communications
Holdings LLC/
Charter Communications
Holdings Capital Corp.:
0%/11.75% Sr. Unsec. Sub.
Disc. Nts., 5/15/11 13                                 925,000           684,500
8.375% Sr. Nts., Second Lien,
4/30/14 7                                            3,450,000         3,657,000
--------------------------------------------------------------------------------
Cinemark USA, Inc.,
9% Sr. Unsec. Sub. Nts., 2/1/13                        300,000           343,875
--------------------------------------------------------------------------------
Cinemark, Inc., 0%/9.75%
Sr. Unsec. Disc. Nts.,
3/15/14 13                                             500,000           380,000
--------------------------------------------------------------------------------
Corus Entertainment, Inc.,
8.75% Sr. Sub. Nts., 3/1/12                            300,000           330,750
--------------------------------------------------------------------------------
CSC Holdings, Inc.,
7.625% Sr. Unsec. Unsub. Nts.,
Series B, 4/1/11                                     1,100,000         1,190,750
--------------------------------------------------------------------------------
Dex Media East LLC/
Dex Media East Finance Co.,
9.875% Sr. Unsec. Nts., 11/15/09                       200,000           228,750
--------------------------------------------------------------------------------
Dex Media West LLC,
5.875% Sr. Nts., 11/15/11 7                            900,000           900,000
--------------------------------------------------------------------------------
Dex Media West LLC/
Dex Media West Finance Co.:
8.50% Sr. Nts., 8/15/10                                300,000           335,250
9.875% Sr. Sub. Nts., 8/15/13                          586,000           678,295
--------------------------------------------------------------------------------
Dex Media, Inc.,
8% Unsec. Nts., 11/15/13                             1,350,000         1,468,125
--------------------------------------------------------------------------------
DirecTV Holdings LLC/
DirecTV Financing Co., Inc.,
8.375% Sr. Unsec. Nts., 3/15/13                      1,800,000         2,027,250

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
EchoStar DBS Corp.:
6.625% Sr. Nts., 10/1/14 7                       $     800,000   $       814,000
9.125% Sr. Nts., 1/15/09                             1,075,000         1,187,875
--------------------------------------------------------------------------------
Emmis Operating Co.,
6.875% Sr. Unsec. Sub. Nts.,
5/15/12                                                600,000           630,750
--------------------------------------------------------------------------------
Entravision
Communications Corp.,
8.125% Sr. Sub. Nts., 3/15/09                          400,000           429,000
--------------------------------------------------------------------------------
Granite Broadcasting Corp.,
9.75% Sr. Sec. Nts., 12/1/10                           619,000           594,240
--------------------------------------------------------------------------------
Insight Midwest LP/
Insight Capital, Inc.,
9.75% Sr. Nts., 10/1/09                                200,000           210,500
--------------------------------------------------------------------------------
Lin Television Corp.,
6.50% Sr. Sub. Nts., 5/15/13                           400,000           413,500
--------------------------------------------------------------------------------
LodgeNet Entertainment Corp.,
9.50% Sr. Sub. Debs., 6/15/13                          200,000           222,000
--------------------------------------------------------------------------------
Mediacom LLC/
Mediacom Capital Corp.,
9.50% Sr. Unsec. Nts., 1/15/13                         769,000           775,729
--------------------------------------------------------------------------------
MediaNews Group, Inc.,
6.375% Sr. Sub. Nts., 4/1/14                           800,000           796,000
--------------------------------------------------------------------------------
News America Holdings, Inc.,
8.875% Sr. Debs., 4/26/23                              625,000           814,644
--------------------------------------------------------------------------------
PanAmSat Corp.,
9% Sr. Nts., 8/15/14 7                               1,000,000         1,121,250
--------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8% Sr. Nts., 5/15/13                                   900,000           930,375
8.875% Sr. Unsec. Nts., 5/15/11                         19,000            20,188
--------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I,
10.875% Sr. Sub. Nts., 12/15/12 7                      400,000           477,000
--------------------------------------------------------------------------------
Radio One, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
Series B, 7/1/11                                       600,000           656,250
--------------------------------------------------------------------------------
Rainbow National Services LLC,
8.75% Sr. Nts., 9/1/12 7                               800,000           882,000
--------------------------------------------------------------------------------
Rogers Cable, Inc.,
6.75% Sr. Sec.
Second Priority Nts., 3/15/15 7                        250,000           256,875
--------------------------------------------------------------------------------
Shaw Communications, Inc.,
8.54% Debs., 9/30/27 [CAD]                             340,000           283,771
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Unsec. Sub. Nts., 3/15/12                     1,050,000         1,120,875
8.75% Sr. Sub. Nts., 12/15/11                          300,000           328,125
--------------------------------------------------------------------------------
Spanish Broadcasting System, Inc.,
9.625% Sr. Unsec. Sub. Nts., 11/1/09                   800,000           842,000
--------------------------------------------------------------------------------
Vertis, Inc., 9.75% Sr.
Sec. Nts., 4/1/09                                      200,000           218,000
--------------------------------------------------------------------------------
WMG Holdings Corp.:
0%/9.50% Sr. Disc. Nts., 12/15/14 7,13               1,000,000           643,750
6.905% Sr. Nts., 12/15/11 1,7                          400,000           405,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
WRC Media, Inc./
Weekly Reader Corp./
CompassLearning, Inc.,
12.75% Sr. Sub. Nts., 11/15/09                   $     500,000   $       478,125
                                                                 ---------------
                                                                      32,280,255

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.1%
Saks, Inc.:
8.25% Sr. Unsec. Nts., 11/15/08                        700,000           770,000
9.875% Nts., 10/1/11                                   200,000           238,000
                                                                 ---------------
                                                                       1,008,000

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.4%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12                              300,000           316,500
--------------------------------------------------------------------------------
Atlantic Broadband Finance LLC,
9.375% Sr. Sub. Nts., 1/15/14 7                        250,000           243,125
--------------------------------------------------------------------------------
AutoNation, Inc.,
9% Sr. Unsec. Nts., 8/1/08                             500,000           573,750
--------------------------------------------------------------------------------
Boise Cascade LLC/
Boise Cascade Finance Corp.,
7.125% Sr. Sub. Nts., 10/15/14 7                       450,000           478,125
--------------------------------------------------------------------------------
Eye Care Centers of America, Inc.,
9.125% Sr. Unsec. Sub. Nts., 5/1/08                    400,000           402,000
--------------------------------------------------------------------------------
Finlay Fine Jewelry Corp.,
8.375% Sr. Unsec. Nts., 6/1/12                         400,000           434,000
--------------------------------------------------------------------------------
Hollywood Entertainment Corp.,
9.625% Sr. Sub. Nts., 3/15/11                          300,000           319,500
--------------------------------------------------------------------------------
Petco Animal Supplies, Inc.,
10.75% Sr. Sub. Nts., 11/1/11                          200,000           235,000
--------------------------------------------------------------------------------
Rent-A-Center, Inc.,
7.50% Sr. Unsec. Sub. Nts.,
Series B, 5/1/10                                       150,000           156,188
                                                                 ---------------
                                                                       3,158,188

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.3%
Invista, Inc., 9.25% Sr. Nts., 5/1/12 7                900,000         1,008,000
--------------------------------------------------------------------------------
Levi Strauss & Co.:
9.75% Sr. Nts., 1/15/15 7                              500,000           497,500
12.25% Sr. Nts., 12/15/12                              600,000           670,500
--------------------------------------------------------------------------------
Oxford Industries, Inc.,
8.875% Sr. Nts., 6/1/11                                250,000           269,688
--------------------------------------------------------------------------------
Russell Corp., 9.25% Sr. Nts.,
5/1/10                                                 200,000           215,500
                                                                 ---------------
                                                                       2,661,188

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.0%
--------------------------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc.,
8.125% Sr. Sub. Nts., 1/15/12                          300,000           327,375

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.2%
Great Atlantic &
Pacific Tea Co., Inc. (The),
9.125% Sr. Nts., 12/15/11                        $     419,000   $       394,908
--------------------------------------------------------------------------------
Ingles Markets, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
12/1/11                                                 19,000            20,425
--------------------------------------------------------------------------------
Jean Coutu Group (PJC), Inc. (The):
7.625% Sr. Nts., 8/1/12 7                              250,000           265,625
8.50% Sr. Sub. Nts., 8/1/14 7                          600,000           618,000
--------------------------------------------------------------------------------
Real Time Data Co.,
11% Disc. Nts., 5/31/09 2,3,4,14                       142,981                --
--------------------------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10                           450,000           478,125
9.50% Sr. Sec. Nts., 2/15/11                           200,000           220,500
                                                                 ---------------
                                                                       1,997,583

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
American Seafoods Group LLC,
10.125% Sr. Sub. Nts., 4/15/10                         200,000           215,000
--------------------------------------------------------------------------------
Burns Philp Capital Property Ltd.,
9.75% Sr. Unsec. Sub. Nts., 7/15/12                    450,000           497,250
--------------------------------------------------------------------------------
Chiquita Brands International, Inc.,
7.50% Sr. Nts., 11/1/14 2                              150,000           152,625
--------------------------------------------------------------------------------
Del Monte Corp.,
8.625% Sr. Sub. Nts., 12/15/12                         400,000           450,000
--------------------------------------------------------------------------------
Doane Pet Care Co.:
9.75% Sr. Unsec. Sub. Nts., 5/15/07                    400,000           396,000
10.75% Sr. Nts., 3/1/10                                460,000           494,500
--------------------------------------------------------------------------------
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09                                400,000           437,000
8.875% Sr. Unsec. Nts., 3/15/11                        200,000           218,500
--------------------------------------------------------------------------------
Hines Nurseries, Inc.,
10.25% Sr. Unsec. Sub. Nts.,
10/1/11                                                200,000           219,500
--------------------------------------------------------------------------------
Pinnacle Foods Holding Corp.:
8.25% Sr. Sub. Nts., 12/1/13 7                          40,000            38,300
8.25% Sr. Sub. Nts., 12/1/13 7                         400,000           383,000
--------------------------------------------------------------------------------
Smithfield Foods, Inc.,
7.625% Sr. Unsec. Sub. Nts.,
2/15/08                                                400,000           430,000
--------------------------------------------------------------------------------
United Biscuits Finance plc,
10.75% Sr. Sub. Nts., 4/15/11 2 [GBP]                  400,000           787,160
                                                                 ---------------
                                                                       4,718,835

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%
Church & Dwight Co., Inc.,
6% Sr. Sub. Nts., 12/15/12 7                           300,000           306,750
--------------------------------------------------------------------------------
Playtex Products, Inc.:
8% Sr. Sec. Nts., 3/1/11                               500,000           548,750
9.375% Sr. Unsec. Sub. Nts., 6/1/11                    200,000           214,500
                                                                 ---------------
                                                                       1,070,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.0%
Elizabeth Arden, Inc.,
7.75% Sr. Unsec. Sub. Nts., 1/15/14              $     175,000   $       186,375
--------------------------------------------------------------------------------
ENERGY--3.1%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.3%
Dresser, Inc.,
9.375% Sr. Sub. Nts., 4/15/11                          300,000           330,000
--------------------------------------------------------------------------------
Hanover Compress Co.,
8.625% Sr. Nts., 12/15/10                              300,000           329,250
--------------------------------------------------------------------------------
Hanover Equipment Trust 2001A,
8.50% Sr. Sec. Nts., Series A, 9/1/08                  500,000           540,000
--------------------------------------------------------------------------------
Hornbeck Offshore Services, Inc.,
6.125% Sr. Nts., 12/1/14 7                             350,000           353,500
--------------------------------------------------------------------------------
Ocean Rig Norway AS,
10.25% Sr. Sec. Nts., 6/1/08                           575,000           595,125
--------------------------------------------------------------------------------
Petroleum Helicopters, Inc.,
9.375% Sr. Nts., 5/1/09                                200,000           220,000
--------------------------------------------------------------------------------
Universal Compression, Inc.,
7.25% Sr. Unsec. Sub. Nts., 5/15/10 2                  400,000           429,000
                                                                 ---------------
                                                                       2,796,875

--------------------------------------------------------------------------------
OIL & GAS--2.8%
Chesapeake Energy Corp.:
6.375% Sr. Nts., 6/15/15 7                             250,000           258,125
6.875% Sr. Unsec. Nts., 1/15/16                        672,000           707,280
--------------------------------------------------------------------------------
El Paso Corp.,
7.875% Sr. Unsec. Nts., 6/15/12                      1,519,000         1,596,849
--------------------------------------------------------------------------------
El Paso Energy Corp.,
7.625% Nts., 7/15/11                                   200,000           208,000
--------------------------------------------------------------------------------
El Paso Production Holding Co.,
7.75% Sr. Unsec. Nts., 6/1/13                        1,200,000         1,263,000
--------------------------------------------------------------------------------
EXCO Resources, Inc.,
7.25% Sr. Nts., 1/15/11                                400,000           430,000
--------------------------------------------------------------------------------
Forest Oil Corp.,
7.75% Sr. Nts., 5/1/14                                 300,000           327,750
--------------------------------------------------------------------------------
Frontier Oil Corp.,
6.625% Sr. Nts., 10/1/11 7                             200,000           205,000
--------------------------------------------------------------------------------
Gazprom International SA,
7.201% Sr. Unsec. Bonds, 2/1/20                      4,110,000         4,377,376
--------------------------------------------------------------------------------
MarkWest Energy Partners LP/
MarkWest Energy Finance Corp.,
6.875% Sr. Nts., 11/1/14 7                             150,000           153,000
--------------------------------------------------------------------------------
Newfield Exploration Co.:
6.625% Sr. Unsec. Sub. Nts., 9/1/14 7                  600,000           637,500
8.375% Sr. Sub. Nts., 8/15/12                          500,000           562,500
--------------------------------------------------------------------------------
Pemex Project Funding Master Trust:
8.50% Unsub. Nts., 2/15/08                             420,000           474,600
9.125% Unsec. Unsub. Nts.,
10/13/10                                               610,000           732,915
--------------------------------------------------------------------------------
Plains Exploration & Production Co.,
7.125% Sr. Nts., 6/15/14                               300,000           328,500

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Premcor Refining Group, Inc.:
6.75% Sr. Nts., 5/1/14                           $     350,000   $       373,625
9.50% Sr. Nts., 2/1/13                                 900,000         1,048,500
--------------------------------------------------------------------------------
Range Resources Corp.,
7.375% Sr. Sub. Nts., 7/15/13                          200,000           215,500
--------------------------------------------------------------------------------
Southern Natural Gas Co.,
8% Sr. Unsub. Nts., 3/1/32 2                           300,000           328,875
--------------------------------------------------------------------------------
Stone Energy Corp.,
6.75% Sr. Sub. Nts., 12/15/14 7                        170,000           170,425
--------------------------------------------------------------------------------
Tengizchevroil LLP, 6.124% Nts.,
11/15/14 7                                           1,520,000         1,531,400
--------------------------------------------------------------------------------
Tennessee Gas Pipeline Co.,
7.50% Bonds, 4/1/17                                  1,800,000         1,993,500
--------------------------------------------------------------------------------
Tesoro Petroleum Corp.:
8% Sr. Sec. Nts., 4/15/08                            1,000,000         1,092,500
9.625% Sr. Sub. Nts., 4/1/12                            19,000            21,945
--------------------------------------------------------------------------------
Whiting Petroleum Corp.,
7.25% Sr. Sub. Nts., 5/1/12                            400,000           420,000
--------------------------------------------------------------------------------
Williams Cos., Inc. (The):
7.125% Nts., 9/1/11                                    800,000           878,000
7.625% Nts., 7/15/19                                 1,000,000         1,105,000
8.75% Unsec. Nts., 3/15/32                           1,400,000         1,615,250
--------------------------------------------------------------------------------
XTO Energy, Inc., 7.50% Sr. Nts.,
4/15/12                                                500,000           585,943
                                                                 ---------------
                                                                      23,642,858

--------------------------------------------------------------------------------
FINANCIALS--1.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.3%
American Color Graphics, Inc.,
10% Sr. Sec. Nts., 6/15/10                             200,000           169,750
--------------------------------------------------------------------------------
BCP Caylux Holdings
Luxembourg SCA,
9.625% Sr. Sub. Nts., 6/15/14 7                      1,250,000         1,415,625
--------------------------------------------------------------------------------
Berry Plastics Corp.,
10.75% Sr. Sub. Nts., 7/15/12                          750,000           862,500
                                                                 ---------------
                                                                       2,447,875

--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%
Bank Plus Corp., 12% Sr. Nts.,
7/18/07                                                  7,000             7,525
--------------------------------------------------------------------------------
BankUnited Capital Trust,
10.25% Capital Securities,
12/31/26                                               100,000           108,750
--------------------------------------------------------------------------------
Inter-American
Development Bank,
6.26% Nts., 12/8/09 1 [BRR]                            920,000           347,252
--------------------------------------------------------------------------------
Ongko International
Finance Co. BV,
10.50% Sec. Nts., 3/29/10 2,3,4                         90,000               563
--------------------------------------------------------------------------------
Western Financial Bank,
9.625% Unsec. Sub. Debs., 5/15/12                      500,000           572,500
                                                                 ---------------
                                                                       1,036,590

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.4%
Affinia Group, Inc.,
9% Sr. Sub. Nts., 11/30/14 7                     $     200,000   $       209,500
--------------------------------------------------------------------------------
Global Cash Access LLC/
Global Cash Finance Corp.,
8.75% Sr. Sub. Nts., 3/15/12 2                         275,000           297,688
--------------------------------------------------------------------------------
Helix 04 Ltd.,
7.96% Sec. Nts., 6/30/09 1                           1,000,000         1,003,950
--------------------------------------------------------------------------------
Pemex Project Funding
Master Trust,
7.375% Unsec. Unsub. Nts.,
12/15/14                                               740,000           824,360
--------------------------------------------------------------------------------
Redwood Capital V Ltd.,
6.71% Nts., 1/9/07 1,2                                 750,000           750,000
--------------------------------------------------------------------------------
SBS Agro Finance BV,
10.25% Bonds, 7/21/00 2,3,4                            339,000                --
--------------------------------------------------------------------------------
Universal City Florida:
7.20% Sr. Nts., 5/1/10 1,2                             130,000           135,850
8.375% Sr. Nts., 5/1/10 2                              130,000           135,525
                                                                 ---------------
                                                                       3,356,873

--------------------------------------------------------------------------------
INSURANCE--0.0%
Arbor I Ltd., 17.99% Nts., 6/15/06 1,7                 500,000           518,756
--------------------------------------------------------------------------------
REAL ESTATE--0.4%
American Casino &
Entertainment Properties LLC,
7.85% Sr. Sec. Nts., 2/1/12                            500,000           533,750
--------------------------------------------------------------------------------
Felcor Lodging LP,
9% Sr. Nts., 6/1/11                                    425,000           483,438
--------------------------------------------------------------------------------
Foundation RE Ltd.,
6.40% Nts., 11/24/08 1,2                               500,000           501,363
--------------------------------------------------------------------------------
HMH Properties, Inc.,
7.875% Sr. Nts., Series B, 8/1/08                      202,000           208,565
--------------------------------------------------------------------------------
Host Marriott LP,
9.50% Sr. Nts., 1/15/07                                400,000           440,000
--------------------------------------------------------------------------------
MeriStar Hospitality Corp.,
9.125% Sr. Unsec. Nts., 1/15/11                      1,019,000         1,105,615
                                                                 ---------------
                                                                       3,272,731

--------------------------------------------------------------------------------
HEALTH CARE--1.9%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Fisher Scientific International, Inc.,
8.125% Sr. Sub. Nts., 5/1/12                           261,000           291,015
--------------------------------------------------------------------------------
HMP Equity Holdings Corp.,
16.25% Sr. Disc. Nts., 5/15/08 8                       900,000           599,625
--------------------------------------------------------------------------------
Inverness Medical
Innovations, Inc.,
8.75% Sr. Sub. Nts., 2/15/12 2                         350,000           367,500

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Sybron Dental Specialties, Inc.,
8.125% Sr. Sub. Nts., 6/15/12                    $     300,000   $       328,500
--------------------------------------------------------------------------------
Universal Hospital Services, Inc.,
10.125% Sr. Unsec. Nts., 11/1/11                       300,000           313,500
                                                                 ---------------
                                                                       1,900,140

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.6%
Alderwoods Group, Inc.,
7.75% Sr. Nts., 9/15/12 7                              450,000           488,250
--------------------------------------------------------------------------------
AmeriPath, Inc.,
10.50% Sr. Unsec. Sub. Nts., 4/1/13                    300,000           320,250
--------------------------------------------------------------------------------
Beverly Enterprises, Inc.,
7.875% Sr. Sub. Nts., 6/15/14 2                        300,000           323,250
--------------------------------------------------------------------------------
Community Health Systems, Inc.,
6.50% Sr. Sub. Nts., 12/15/12 7                        400,000           405,000
--------------------------------------------------------------------------------
Extendicare Health Services, Inc.:
6.875% Sr. Sub. Nts., 5/1/14                           300,000           307,500
9.50% Sr. Unsec. Sub. Nts., 7/1/10                     300,000           337,500
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust II,
7.875% Nts., 2/1/08                                    900,000           978,750
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust III,
7.375% Nts., 2/1/08 [DEM]                               25,000            19,068
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust IV,
7.875% Trust Preferred Nts.,
6/15/11                                                600,000           672,000
--------------------------------------------------------------------------------
Genesis HealthCare Corp.,
8% Sr. Sub. Nts., 10/15/13                             200,000           218,000
--------------------------------------------------------------------------------
HCA, Inc.:
6.30% Sr. Unsec. Nts., 10/1/12                       1,400,000         1,422,044
6.375% Nts., 1/15/15                                 1,350,000         1,357,954
--------------------------------------------------------------------------------
HealthSouth Corp.:
7.625% Nts., 6/1/12                                  1,000,000         1,010,000
10.75% Sr. Unsec. Sub. Nts.,
10/1/08                                                 19,000            20,140
--------------------------------------------------------------------------------
Magellan Health Services, Inc.,
9.375% Sr. Unsec. Nts.,
Series A, 11/15/08                                     653,675           714,957
--------------------------------------------------------------------------------
Medquest, Inc.,
11.875% Sr. Unsec. Sub. Nts.,
Series B, 8/15/12 2                                    600,000           708,000
--------------------------------------------------------------------------------
NDCHealth Corp.,
10.50% Sr. Unsec. Sub. Nts.,
12/1/12                                                250,000           270,000
--------------------------------------------------------------------------------
PacifiCare Health Systems, Inc.,
10.75% Sr. Unsec. Unsub. Nts.,
6/1/09                                                 585,000           678,600
--------------------------------------------------------------------------------
Quintiles Transnational Corp.,
10% Sr. Sub. Nts., 10/1/13 2                           300,000           337,500

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                         $     744,000   $       693,780
7.375% Nts., 2/1/13                                     19,000            18,525
9.875% Sr. Nts., 7/1/14 7                              950,000         1,040,250
--------------------------------------------------------------------------------
Triad Hospitals, Inc.:
7% Sr. Nts., 5/15/12                                   200,000           211,500
7% Sr. Sub. Nts., 11/15/13                             500,000           513,750
--------------------------------------------------------------------------------
US Oncology, Inc.:
9% Sr. Nts., 8/15/12 7                                 300,000           336,750
10.75% Sr. Sub. Nts., 8/15/14 7                        300,000           348,750
                                                                 ---------------
                                                                      13,752,068

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%
Valeant Pharmaceuticals
International, Inc.,
7% Sr. Nts., 12/15/11                                  350,000           365,750
--------------------------------------------------------------------------------
INDUSTRIALS--2.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.4%
Alliant Techsystems, Inc.,
8.50% Sr. Unsec. Sub. Nts., 5/15/11                    300,000           330,000
--------------------------------------------------------------------------------
BE Aerospace, Inc.:
8.50% Sr. Unsec. Nts., 10/1/10                         200,000           221,000
8.875% Sr. Unsec. Sub. Nts., 5/1/11                    219,000           229,950
--------------------------------------------------------------------------------
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15 7                        700,000           701,750
7.625% Sr. Sub. Nts., 6/15/12                          300,000           330,750
--------------------------------------------------------------------------------
Rexnord Corp.,
10.125% Sr. Unsec. Sub. Nts.,
12/15/12                                               350,000           397,250
--------------------------------------------------------------------------------
TD Funding Corp.,
8.375% Sr. Sub. Nts., 7/15/11                          400,000           431,000
--------------------------------------------------------------------------------
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                               223,000           259,795
11% Sr. Sub. Nts., 2/15/13                             194,000           234,740
--------------------------------------------------------------------------------
Vought Aircraft Industries, Inc.,
8% Sr. Nts., 7/15/11                                   200,000           195,500
                                                                 ---------------
                                                                       3,331,735

--------------------------------------------------------------------------------
AIRLINES--0.1%
America West Airlines, Inc.,
10.75% Sr. Nts., 9/1/05                                450,000           451,125
--------------------------------------------------------------------------------
ATA Holdings Corp.,
13% Sr. Unsec. Nts., 2/1/09 3,4                        735,000           422,625
                                                                 ---------------
                                                                         873,750

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%
Associated Materials, Inc.,
9.75% Sr. Sub. Nts., 4/15/12                           200,000           224,500
--------------------------------------------------------------------------------
Goodman Global
Holding Co., Inc.,
7.875% Sr. Sub. Nts., 12/15/12 7                       170,000           169,150

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
BUILDING PRODUCTS Continued
Jacuzzi Brands, Inc.,
9.625% Sr. Sec. Nts., 7/1/10                     $     311,000   $       346,765
--------------------------------------------------------------------------------
North America Energy
Partners, Inc.,
8.75% Sr. Unsec. Nts., 12/1/11                         150,000           153,750
                                                                 ---------------
                                                                         894,165

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.7%
Allied Waste North America, Inc.:
7.875% Sr. Nts., 4/15/13                               400,000           412,000
8.50% Sr. Sub. Nts., 12/1/08                           900,000           958,500
8.875% Sr. Nts., Series B, 4/1/08                      800,000           860,000
9.25% Sr. Sec. Debs., Series B, 9/1/12                 950,000         1,033,125
--------------------------------------------------------------------------------
Cenveo Corp.,
7.875% Sr. Sub. Nts., 12/1/13                        1,000,000           935,000
--------------------------------------------------------------------------------
Corrections Corp. of America:
7.50% Sr. Nts., 5/1/11                                 200,000           214,750
9.875% Sr. Nts., 5/1/09                                300,000           334,500
--------------------------------------------------------------------------------
Hydrochem Industrial
Services, Inc.,
10.375% Sr. Sub. Nts., 8/1/07 2                        150,000           151,875
--------------------------------------------------------------------------------
Kindercare Learning
Centers, Inc.,
9.50% Sr. Sub. Nts., 2/15/09                           384,000           387,360
--------------------------------------------------------------------------------
Mail-Well I Corp.,
9.625% Sr. Nts., 3/15/12 2                             400,000           441,000
--------------------------------------------------------------------------------
Protection One, Inc./
Protection One Alarm
Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05                        400,000           406,000
--------------------------------------------------------------------------------
Synagro Technologies, Inc.,
9.50% Sr. Sub. Nts., 4/1/09                            200,000           219,000
                                                                 ---------------
                                                                       6,353,110

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
Integrated Electrical Services, Inc.,
9.375% Sr. Sub. Nts.,
Series C, 2/1/09                                       405,000           382,725
--------------------------------------------------------------------------------
URS Corp.:
11.50% Sr. Unsec. Nts., 9/15/09                         97,000           112,035
12.25% Sr. Sub. Nts.,
Series B, 5/1/09 2                                      19,000            20,330
                                                                 ---------------
                                                                         515,090

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
Belden & Blake Corp.,
8.75% Sr. Sec. Nts., 7/15/12 2                         325,000           331,500
--------------------------------------------------------------------------------
Dayton Superior Corp.,
13% Sr. Unsec. Sub. Nts., 6/15/09                      200,000           209,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT Continued
General Cable Corp.,
9.50% Sr. Nts., 11/15/10                         $     200,000   $       227,000
--------------------------------------------------------------------------------
Tennessee Gas Pipeline Co.,
7% Sr. Unsec. Debs., 10/15/28                          500,000           503,750
                                                                 ---------------
                                                                       1,271,250

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.0%
Great Lakes Dredge & Dock Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/13                                               120,000           109,800
--------------------------------------------------------------------------------
MACHINERY--0.5%
AGCO Corp.,
9.50% Sr. Unsec. Nts., 5/1/08                          800,000           856,000
--------------------------------------------------------------------------------
Douglas Dynamics LLC,
7.75% Sr. Nts., 1/15/12 7                              300,000           305,625
--------------------------------------------------------------------------------
Dresser-Rand Group, Inc.,
7.375% Sr. Sub. Nts., 11/1/14 7                        100,000           102,500
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The),
10.50% Sr. Sub. Nts., 8/1/12                           500,000           577,500
--------------------------------------------------------------------------------
Milacron Escrow Corp.,
11.50% Sr. Sec. Nts., 5/15/11 2                        600,000           639,000
--------------------------------------------------------------------------------
Navistar International Corp.,
7.50% Sr. Nts., 6/15/11                                400,000           431,000
--------------------------------------------------------------------------------
NMHG Holding Co.,
10% Sr. Nts., 5/15/09                                  300,000           333,000
--------------------------------------------------------------------------------
SPX Corp., 7.50% Sr. Nts., 1/1/13                      600,000           654,000
--------------------------------------------------------------------------------
Terex Corp., 9.25% Sr. Unsec.
Sub. Nts., 7/15/11                                     400,000           451,000
--------------------------------------------------------------------------------
Trinity Industries, Inc.,
6.50% Sr. Nts., 3/15/14                                300,000           301,500
                                                                 ---------------
                                                                       4,651,125

--------------------------------------------------------------------------------
MARINE--0.1%
CP Ships Ltd.,
10.375% Sr. Nts., 7/15/12                              600,000           695,250
--------------------------------------------------------------------------------
Millenium Seacarriers, Inc.,
12% Sr. Sec. Nts., 7/15/05 2,3,4                       250,000             6,025
--------------------------------------------------------------------------------
Navigator Gas Transport plc,
10.50% First Priority Ship
Mtg. Nts., 6/30/07 2,3,4                               175,000           132,344
                                                                 ---------------
                                                                         833,619

--------------------------------------------------------------------------------
ROAD & RAIL--0.2%
Kansas City Southern
Railway Co. (The),
7.50% Sr. Nts., 6/15/09                                400,000           422,000
--------------------------------------------------------------------------------
Stena AB:
7% Sr. Nts., 12/1/16 7                                 800,000           796,000
7.50% Sr. Unsec. Nts., 11/1/13                         387,000           407,318
9.625% Sr. Nts., 12/1/12                               250,000           283,750
                                                                 ---------------
                                                                       1,909,068

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.1%
United Rentals, Inc.,
7% Sr. Sub. Nts., 2/15/14                        $     900,000   $       846,000
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.1%
Horizon Lines LLC, 9% Nts.,
11/1/12 7                                              300,000           324,000
--------------------------------------------------------------------------------
Worldspan LP/
Worldspan Financial Corp.,
9.625% Sr. Nts., 6/15/11                               400,000           400,000
                                                                 ---------------
                                                                         724,000

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.9%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%
Lucent Technologies, Inc.,
6.45% Unsec. Debs., 3/15/29                            500,000           455,000
--------------------------------------------------------------------------------
Orion Network Systems, Inc.,
12.50% Sr. Unsub. Disc. Nts.,
1/15/07 2,3,4                                          675,000           354,375
                                                                 ---------------
                                                                         809,375

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
Seagate Technology
Hdd Holdings,
8% Sr. Nts., 5/15/09                                   200,000           217,000
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Flextronics International Ltd.,
6.25% Sr. Sub. Nts., 11/15/14 7                      1,100,000         1,094,500
--------------------------------------------------------------------------------
Ingram Micro, Inc., 9.875% Sr.
Unsec. Sub. Nts., 8/15/08                              700,000           764,750
--------------------------------------------------------------------------------
LCE Acquisition Corp.,
9% Sr. Sub. Nts., 8/1/14 7                             425,000           462,188
--------------------------------------------------------------------------------
Sensus Metering System, Inc.,
8.625% Sr. Unsec. Sub. Nts., 12/15/13                  450,000           463,500
                                                                 ---------------
                                                                       2,784,938

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 2,3,4 [EUR]                  338,620             4,603
--------------------------------------------------------------------------------
Globix Corp., 11% Sr. Nts., 5/1/08 14                   42,888            39,671
--------------------------------------------------------------------------------
NorthPoint Communications
Group, Inc.,
12.875% Nts., 2/15/10 2,3,4                            200,173                --
--------------------------------------------------------------------------------
PSINet, Inc.,
10.50% Sr. Unsec. Nts.,
12/1/06 2,3,4 [EUR]                                    100,000             5,437
                                                                 ---------------
                                                                          49,711

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--0.1%
Iron Mountain, Inc.,
7.75% Sr. Sub. Nts., 1/15/15                     $     400,000   $       408,000
--------------------------------------------------------------------------------
Titan Corp. (The),
8% Sr. Sub. Nts., 5/15/11                              100,000           107,000
                                                                 ---------------
                                                                         515,000

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4%
AMI Semiconductor, Inc.,
10.75% Sr. Unsec. Sub. Nts., 2/1/13                    389,000           459,020
--------------------------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                                200,000           189,000
9.25% Sr. Unsec. Sub. Nts., 2/15/08                    250,000           256,875
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc.,
7.125% Sr. Unsec. Nts., 7/15/14                        600,000           654,000
--------------------------------------------------------------------------------
Huntsman International LLC,
7.375% Sr. Sub. Nts., 1/1/15 7                       1,100,000         1,108,250
--------------------------------------------------------------------------------
MagnaChip Semiconductor Ltd.,
8% Sr. Sub. Nts., 12/15/14 7                            87,000            91,133
--------------------------------------------------------------------------------
Micron Technology, Inc.,
6.50% Sub. Nts., 9/30/05                             1,000,000           995,000
                                                                 ---------------
                                                                       3,753,278

--------------------------------------------------------------------------------
MATERIALS--4.1%
--------------------------------------------------------------------------------
CHEMICALS--1.3%
Compass Minerals Group, Inc.,
10% Sr. Sub. Nts., 8/15/11                             450,000           508,500
--------------------------------------------------------------------------------
Crompton Corp.,
9.875% Sr. Nts., 8/1/12 7                              350,000           402,500
--------------------------------------------------------------------------------
Equistar Chemicals LP/
Equistar Funding Corp.:
8.75% Sr. Unsec. Nts., 2/15/09                         400,000           450,000
10.125% Sr. Unsec. Nts., 9/1/08                         19,000            21,993
10.625% Sr. Unsec. Nts., 5/1/11                        900,000         1,048,500
--------------------------------------------------------------------------------
Huntsman Co. LLC:
11.625% Sr. Unsec. Nts., 10/15/10                       19,000            22,563
11.75% Sr. Nts., 7/15/12 7                             700,000           831,250
--------------------------------------------------------------------------------
Huntsman Corp./
ICI Chemical Co. plc:
13.09% Sr. Unsec. Disc. Nts.,
12/31/09 8                                             600,000           339,000
10.125% Sr. Unsec. Sub. Nts.,
7/1/09 [EUR]                                           124,000           177,396
10.125% Sr. Unsec. Sub. Nts.,
7/1/09                                                 853,000           902,048
--------------------------------------------------------------------------------
Huntsman International LLC,
9.875% Sr. Nts., 3/1/09                                850,000           937,125
--------------------------------------------------------------------------------
IMC Global, Inc.,
10.875% Sr. Unsec. Nts., 8/1/13 2                       19,000            23,845
--------------------------------------------------------------------------------
Innophos, Inc.,
8.875% Sr. Sub. Nts., 8/15/14 2                        400,000           434,000

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
ISP Holdings, Inc.,
10.625% Sr. Sec. Nts., 12/15/09                  $     200,000   $       222,500
--------------------------------------------------------------------------------
KI Holdings, Inc., 0%/9.875%
Sr. Disc. Nts., 11/15/14 7,13                          350,000           225,750
--------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08                               19,000            20,710
9.625% Sr. Sec. Nts.,
Series A, 5/1/07                                       200,000           221,000
9.875% Sec. Nts., Series B, 5/1/07                     980,000         1,031,450
--------------------------------------------------------------------------------
Millennium America, Inc.,
9.25% Sr. Unsec. Sub. Nts., 6/15/08                    100,000           114,250
--------------------------------------------------------------------------------
PCI Chemicals Canada,
10% Sr. Sec. Nts., 12/31/08                            113,061           120,410
--------------------------------------------------------------------------------
Pioneer Cos., Inc.,
6.05% Sr. Sec. Nts., 12/31/06 1                         35,804            37,773
--------------------------------------------------------------------------------
PolyOne Corp.:
8.875% Sr. Unsec. Nts., 5/1/12                       1,200,000         1,311,000
10.625% Sr. Unsec. Nts., 5/15/10                        19,000            21,470
--------------------------------------------------------------------------------
Resolution Performance
Products LLC:
8% Sr. Sec. Nts., 12/15/09                             250,000           270,000
13.50% Sr. Unsec. Sub. Nts., 11/15/10                  100,000           109,250
--------------------------------------------------------------------------------
Rhodia SA,
10.25% Sr. Unsec. Nts., 6/1/10                         550,000           621,500
--------------------------------------------------------------------------------
Rockwood Specialties Group, Inc.,
7.50% Sr. Sub. Nts., 11/15/14 7                        200,000           208,500
--------------------------------------------------------------------------------
Sterling Chemicals, Inc.,
10% Sr. Sec. Nts., 12/19/07 14                         170,473           171,325
--------------------------------------------------------------------------------
Westlake Chemical Corp.,
8.75% Sr. Nts., 7/15/11                                260,000           295,100
                                                                 ---------------
                                                                      11,100,708

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%
Texas Industries, Inc.,
10.25% Sr. Unsec. Nts., 6/15/11                        400,000           470,000
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.1%
Crown Euro Holdings SA:
9.50% Sr. Sec. Nts., 3/1/11                            500,000           572,500
10.875% Sr. Sec. Nts., 3/1/13                          200,000           237,500
--------------------------------------------------------------------------------
Graham Packaging Co., Inc.:
8.50% Sr. Nts., 10/15/12 7                             200,000           211,000
9.875% Sub. Nts., 10/15/14 7                           300,000           321,750
--------------------------------------------------------------------------------
Graphic Packaging
International Corp.:
8.50% Sr. Nts., 8/15/11                                500,000           548,750
9.50% Sr. Sub. Nts., 8/15/13                           350,000           399,875
--------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13                   300,000           321,750
8.25% Sr. Unsec. Nts., 10/1/12                         250,000           273,750

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING Continued
MDP Acquisitions plc,
9.625% Sr. Nts., 10/1/12                         $     400,000   $       448,000
--------------------------------------------------------------------------------
Owens-Brockway
Glass Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11                           450,000           489,375
8.25% Sr. Unsec. Nts., 5/15/13                         419,000           462,995
8.75% Sr. Sec. Nts., 11/15/12                        1,000,000         1,132,500
8.875% Sr. Sec. Nts., 2/15/09                          200,000           218,250
--------------------------------------------------------------------------------
Pliant Corp., 0%/11.125%
Sr. Sec. Disc. Nts., 6/15/09 13                        400,000           371,500
--------------------------------------------------------------------------------
Solo Cup Co.,
8.50% Sr. Sub. Nts., 2/15/14                           500,000           522,500
--------------------------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                                850,000           930,750
9.25% Sr. Unsec. Nts., 2/1/08                          200,000           222,000
9.75% Sr. Unsec. Nts., 2/1/11                          600,000           660,000
--------------------------------------------------------------------------------
Stone Container Finance Co.
of Canada II,
7.375% Sr. Unsec. Nts., 7/15/14                        300,000           321,000
--------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr.
Unsec. Sub. Nts., 6/15/12 2                            500,000           532,500
                                                                 ---------------
                                                                       9,198,245

--------------------------------------------------------------------------------
METALS & MINING--1.1%
AK Steel Corp.:
7.75% Sr. Unsec. Nts., 6/15/12                         219,000           226,665
7.875% Sr. Unsec. Nts., 2/15/09                        500,000           511,875
--------------------------------------------------------------------------------
Arch Western Finance LLC,
6.75% Sr. Nts., 7/1/13                                 400,000           415,000
--------------------------------------------------------------------------------
Asia Aluminum Holdings Ltd.,
8% Sr. Sec. Nts., 12/23/11 2                           925,000           938,875
--------------------------------------------------------------------------------
California Steel Industries, Inc.,
6.125% Sr. Nts., 3/15/14                               400,000           399,000
--------------------------------------------------------------------------------
Century Aluminum Co.,
7.50% Sr. Nts., 8/15/14 7                              600,000           642,000
--------------------------------------------------------------------------------
Foundation PA Coal Co.,
7.25% Sr. Nts., 8/1/14 7                               250,000           267,500
--------------------------------------------------------------------------------
IMCO Recycling, Inc.,
10.375% Sr. Sec. Nts., 10/15/10                        300,000           342,000
--------------------------------------------------------------------------------
International Steel Group, Inc.,
6.50% Sr. Nts., 4/15/14                                200,000           215,500
--------------------------------------------------------------------------------
International Utility
Structures, Inc.,
13% Unsec. Sub. Nts., 2/1/08 2,3,4                      71,000                --
--------------------------------------------------------------------------------
Ispat Inland ULC,
9.75% Sr. Sec. Nts., 4/1/14                            585,000           725,400
--------------------------------------------------------------------------------
Jorgensen (Earle M.) Co.,
9.75% Sr. Sec. Nts., 6/1/12                            500,000           565,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Kaiser Aluminum &
Chemical Corp.,
10.875% Sr. Nts.,
Series B, 10/15/06 3,4                           $     500,000   $       443,750
--------------------------------------------------------------------------------
Koppers Industry, Inc.,
9.875% Sr. Sec. Nts., 10/15/13                         300,000           343,500
--------------------------------------------------------------------------------
Massey Energy Co.,
6.625% Sr. Nts., 11/15/10                              200,000           210,000
--------------------------------------------------------------------------------
Metallurg, Inc.,
11% Sr. Nts., 12/1/07                                  500,000           437,500
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc.,
10% Sr. Nts., 7/15/09                                  400,000           447,000
--------------------------------------------------------------------------------
Peabody Energy Corp.,
6.875% Sr. Unsec. Nts.,
Series B, 3/15/13                                      400,000           435,000
--------------------------------------------------------------------------------
Steel Dynamics, Inc.,
9.50% Sr. Nts., 3/15/09                                200,000           220,000
--------------------------------------------------------------------------------
UCAR Finance, Inc.,
10.25% Sr. Nts., 2/15/12 2                             300,000           344,250
--------------------------------------------------------------------------------
United States Steel Corp.:
9.75% Sr. Nts., 5/15/10                                336,000           384,720
10.75% Sr. Nts., 8/1/08                                519,000           613,718
                                                                 ---------------
                                                                       9,128,253

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.6%
Abitibi-Consolidated, Inc.,
8.55% Nts., 8/1/10                                     200,000           217,750
--------------------------------------------------------------------------------
Appleton Papers, Inc.,
8.125% Sr. Nts., 6/15/11                               300,000           324,750
--------------------------------------------------------------------------------
Buckeye Technologies, Inc.,
8.50% Sr. Nts., 10/1/13                                100,000           109,000
--------------------------------------------------------------------------------
Fort James Corp.,
6.875% Sr. Nts., 9/15/07                               500,000           533,750
--------------------------------------------------------------------------------
Georgia-Pacific Corp.:
8.125% Sr. Unsec. Nts., 5/15/11                      1,050,000         1,212,750
9.375% Sr. Unsec. Nts., 2/1/13                         800,000           936,000
--------------------------------------------------------------------------------
Inland Fiber Group LLC,
9.625% Sr. Unsec. Nts., 11/15/07 2,3,4                 300,000           136,500
--------------------------------------------------------------------------------
Norske Skog Canada Ltd.,
7.375% Sr. Unsec. Nts., 3/1/14                         300,000           314,250
--------------------------------------------------------------------------------
Riverside Forest Products Ltd.,
7.875% Sr. Unsec. Sub. Nts., 3/1/14                    300,000           331,500
--------------------------------------------------------------------------------
Tekni-Plex, Inc.:
8.75% Sr. Sec. Nts., 11/15/13 7                        669,000           669,000
12.75% Sr. Unsec. Sub. Nts.,
Series B, 6/15/10                                      200,000           191,000
--------------------------------------------------------------------------------
Tembec Industries, Inc.,
8.50% Sr. Unsec. Nts., 2/1/11                           19,000            19,190
--------------------------------------------------------------------------------
Western Forest Products, Inc.,
15% Sec. Nts., 7/28/09 7,14                            187,000           211,778
                                                                 ---------------
                                                                       5,207,218

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.2%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
American Tower Corp.:
7.125% Sr. Unsec. Nts., 10/15/12 7               $     250,000   $       256,875
9.375% Sr. Nts., 2/1/09 5                              133,000           141,313
--------------------------------------------------------------------------------
Citizens Communications Co.,
6.25% Sr. Nts., 1/15/13                                700,000           708,750
--------------------------------------------------------------------------------
Crown Castle International Corp.,
7.50% Sr. Nts., 12/1/13                                400,000           432,000
--------------------------------------------------------------------------------
MCI, Inc.:
6.908% Sr. Unsec. Nts., 5/1/07 1                       468,000           480,285
7.688% Sr. Unsec. Nts., 5/1/09 1                     1,150,000         1,193,125
--------------------------------------------------------------------------------
PSINet, Inc., 11% Sr. Nts., 8/1/09 2,3,4               265,814             3,987
--------------------------------------------------------------------------------
Qwest Capital Funding, Inc.,
7.90% Unsec. Nts., 8/15/10                             819,000           831,285
--------------------------------------------------------------------------------
Qwest Communications
International, Inc.,
7.25% Sr. Nts., 2/15/11 7                              300,000           309,000
--------------------------------------------------------------------------------
Qwest Corp.,
9.125% Nts., 3/15/12 7                                 800,000           928,000
--------------------------------------------------------------------------------
Qwest Services Corp.:
14% Nts., 12/15/10 1,7                               2,700,000         3,260,250
14.50% Nts., 12/15/14 7                              1,000,000         1,270,000
--------------------------------------------------------------------------------
Teligent, Inc.,
11.50% Sr. Nts., 12/1/07 2,3,4                         500,000                --
--------------------------------------------------------------------------------
Telus Corp., 7.50% Nts., 6/1/07                        790,000           858,810
--------------------------------------------------------------------------------
Time Warner Telecom LLC/
Time Warner Telecom, Inc.,
9.75% Sr. Nts., 7/15/08                                300,000           305,250
--------------------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 2,3,4                         250,000                --
                                                                 ---------------
                                                                      10,978,930

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.9%
Alamosa Delaware, Inc.:
8.50% Sr. Nts., 1/31/12                                400,000           439,000
11% Sr. Unsec. Nts., 7/31/10                            19,000            22,468
12.50% Sr. Unsec. Nts., 2/1/11                          50,000            56,750
--------------------------------------------------------------------------------
American Cellular Corp.,
10% Sr. Nts., Series B, 8/1/11                         575,000           495,938
--------------------------------------------------------------------------------
American Tower Corp.,
7.50% Sr. Nts., 5/1/12                                 400,000           422,000
--------------------------------------------------------------------------------
American Tower Escrow Corp.,
12.25% Sr. Sub. Disc. Nts., 8/1/08 8                   800,000           602,000
--------------------------------------------------------------------------------
AT&T Corp.:
9.05% Sr. Unsec. Nts., 11/15/11 1                    1,000,000         1,156,250
9.75% Sr. Nts., 11/15/31 1                             500,000           599,375
--------------------------------------------------------------------------------
CellNet Data Systems, Inc.,
Sr. Unsec. Disc. Nts., 10/1/07 2,3,4                   400,000                --

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
Centennial Cellular
Operating Co. LLC/Centennial
Communications Corp.,
10.125% Sr. Nts., 6/15/13                        $   1,050,000   $     1,183,875
--------------------------------------------------------------------------------
Crown Castle International Corp.,
10.75% Sr. Nts., 8/1/11                              1,000,000         1,090,000
--------------------------------------------------------------------------------
Dobson Cellular Systems,
8.375% Sec. Nts., 11/1/11 7                            130,000           134,875
--------------------------------------------------------------------------------
Dobson Communications Corp.:
8.875% Sr. Nts., 10/1/13                               219,000           154,943
10.875% Sr. Unsec. Nts., 7/1/10                        600,000           468,000
--------------------------------------------------------------------------------
IWO Escrow Co.,
Sr. Sec. Nts., 1/15/12 1,5,7                           110,000           111,375
--------------------------------------------------------------------------------
Nextel Communications, Inc.,
7.375% Sr. Nts., 8/1/15                              3,080,000         3,403,400
--------------------------------------------------------------------------------
Nextel Partners, Inc.,
12.50% Sr. Nts., 11/15/09                              342,000           389,025
--------------------------------------------------------------------------------
Rogers Wireless
Communications, Inc.:
7.50% Sr. Sec. Nts., 3/15/15 7                         450,000           477,000
8% Sr. Sub. Nts., 12/15/12 7                           400,000           425,000
--------------------------------------------------------------------------------
Rural Cellular Corp.:
8.25% Sr. Sec. Nts., 3/15/12                           275,000           292,188
9.625% Sr. Sub. Nts.,
Series B, 5/15/08                                      500,000           477,500
9.75% Sr. Sub. Nts., 1/15/10                           519,000           472,290
9.875% Sr. Nts., 2/1/10                                300,000           306,750
--------------------------------------------------------------------------------
SBA Communications Corp.,
8.50% Sr. Nts., 12/1/12 7                              550,000           563,750
--------------------------------------------------------------------------------
SBA Telecommunications, Inc./
SBA Communications Corp.,
0%/9.75% Sr. Disc. Nts., 12/15/11 13                 1,169,000           990,728
--------------------------------------------------------------------------------
Triton PCS, Inc.,
8.50% Sr. Unsec. Nts., 6/1/13                          550,000           533,500
--------------------------------------------------------------------------------
UbiquiTel Operating Co.,
9.875% Sr. Nts., 3/1/11                                600,000           676,500
--------------------------------------------------------------------------------
US Unwired, Inc.,
10% Sr. Sec. Nts., 6/15/12                             250,000           283,125
--------------------------------------------------------------------------------
Western Wireless Corp.,
9.25% Sr. Unsec. Nts., 7/15/13                         469,000           512,383
                                                                 ---------------
                                                                      16,739,988

--------------------------------------------------------------------------------
UTILITIES--2.0%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.3%
AES Corp. (The),
8.75% Sr. Sec. Nts., 5/15/13 7                         700,000           798,875
--------------------------------------------------------------------------------
Caithness Coso Funding Corp.,
9.05% Sr. Sec. Nts.,
Series B, 12/15/09                                     293,438           324,249
--------------------------------------------------------------------------------
Calpine Corp.,
7.625% Sr. Nts., 4/15/06                               200,000           197,500

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
CenterPoint Energy, Inc.,
7.25% Sr. Nts., Series B, 9/1/10                 $     200,000   $       223,330
--------------------------------------------------------------------------------
CITGO Trustees Cayman Ltd.,
8.50% Nts., 12/21/14 2                                 610,000           611,525
--------------------------------------------------------------------------------
CMS Energy Corp.:
7.50% Sr. Nts., 1/15/09                                 19,000            20,330
7.75% Sr. Nts., 8/1/10                                 200,000           219,750
8.50% Sr. Nts., 4/15/11                                250,000           285,313
9.875% Sr. Unsec. Nts., 10/15/07                       900,000         1,010,250
--------------------------------------------------------------------------------
CMS Energy X-TRAS
Pass-Through Trust I,
7% Sr. Unsec. Pass-Through
Certificates, 1/15/05                                  300,000           300,000
--------------------------------------------------------------------------------
Funding Corp./
Beaver Valley Funding Corp.,
9% Second Lease
Obligation Bonds, 6/1/17                               199,000           235,818
--------------------------------------------------------------------------------
Midwest Generation LLC,
8.75% Sr. Sec. Nts., 5/1/34                          1,850,000         2,109,000
--------------------------------------------------------------------------------
Mirant Americas Generation LLC,
7.625% Sr. Unsec. Nts., 5/1/06 3,4                     200,000           216,000
--------------------------------------------------------------------------------
MSW Energy Holdings II LLC/
MSW Energy Finance Co. II, Inc.,
7.375% Sr. Sec. Nts.,
Series B, 9/1/10                                       350,000           369,250
--------------------------------------------------------------------------------
MSW Energy Holdings LLC/
MSW Energy Finance Co., Inc.,
8.50% Sr. Sec. Nts., 9/1/10                            200,000           220,000
--------------------------------------------------------------------------------
NRG Energy, Inc.,
8% Sr. Sec. Nts., 12/15/13 7                         1,100,000         1,204,500
--------------------------------------------------------------------------------
Reliant Energy, Inc.,
6.75% Sr. Sec. Nts., 12/15/14                          400,000           399,500
--------------------------------------------------------------------------------
Reliant Resources, Inc.:
9.25% Sr. Sec. Nts., 7/15/10                           669,000           749,280
9.50% Sr. Sec. Nts., 7/15/13                           900,000         1,027,125
--------------------------------------------------------------------------------
Teco Energy, Inc.,
7.20% Unsec. Unsub. Nts., 5/1/11                       600,000           660,000
--------------------------------------------------------------------------------
Texas Genco LLC,
6.875% Sr. Nts., 12/15/14 7                            550,000           571,313
                                                                 ---------------
                                                                      11,752,908

--------------------------------------------------------------------------------
GAS UTILITIES--0.1%
AmeriGas Partners LP/
AmeriGas Eagle Finance Corp.,
8.875% Sr. Unsec. Nts.,
Series B, 5/20/11                                      500,000           547,500
--------------------------------------------------------------------------------
SEMCO Energy, Inc.,
7.125% Sr. Nts., 5/15/08                               150,000           161,291
                                                                 ---------------
                                                                         708,791

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.6%
AES Red Oak LLC,
8.54% Sr. Sec. Bonds,
Series A, 11/30/19                               $     562,854   $       634,617
--------------------------------------------------------------------------------
Consumers Energy Co.,
7.375% Nts., 9/15/23                                   250,000           258,610
--------------------------------------------------------------------------------
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts., 4/1/11                  850,000           822,375
8.75% Sr. Nts., 2/15/12                              1,669,000         1,756,623
10.125% Sr. Sec. Nts., 7/15/13 7                       800,000           920,000
--------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC,
8.625% Sec. Pass-Through
Certificates, Series A, 6/30/12                        429,280           476,770
--------------------------------------------------------------------------------
NorthWestern Corp.,
5.875% Sr. Sec. Nts., 11/1/14 7                         90,000            92,517
                                                                 ---------------
                                                                       4,961,512
                                                                 ---------------
Total Corporate Bonds and
Notes (Cost $228,184,438)                                            240,328,675

                                                        SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.3%
--------------------------------------------------------------------------------
AmeriKing, Inc.,
13% Cum. Sr. Exchangeable,
Non-Vtg. 2,4,14                                          4,253                --
--------------------------------------------------------------------------------
Doane Pet Care Co.,
14.25% Jr. Sub. Exchange Debs.,
Non-Vtg. 2,4                                             5,000           261,250
--------------------------------------------------------------------------------
Dobson Communications Corp.,
6% Cv., Series F (converts into
Dobson Communications Corp.,
Cl. A common stock), Non-Vtg. 7                            550            38,549
--------------------------------------------------------------------------------
e.spire Communications, Inc.,
12.75% Jr. Redeemable, Non-Vtg. 2,4,14                     216                22
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc.,
11.75% Cum. Exchangeable,
Series B, Non-Vtg. 2,4                                   5,000           436,250
--------------------------------------------------------------------------------
ICG Holdings, Inc.,
14.25% Exchangeable, Non-Vtg. 2,4,14                       151                --
--------------------------------------------------------------------------------
Paxson Communications Corp.:
14.25% Cum. Jr. Exchangeable, Non-Vtg. 2,14                 43           317,125
14.25% Cum. Jr. Exchangeable, Non-Vtg. 2,4,14                1             5,790
--------------------------------------------------------------------------------
Pennsylvania Real Estate
Investment Trust, 11%                                    2,000           121,000
--------------------------------------------------------------------------------
PTV, Inc., 10% Cum.,
Series A, Non-Vtg                                            7                24
--------------------------------------------------------------------------------
Rural Cellular Corp.,
11.375% Cum.,
Series B, Non-Vtg. 2,4,14                                  630           489,825

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PREFERRED STOCKS Continued
Sovereign Real Estate Investment
Trust, 12% Non-Cum., Series A 2                          4,600   $       698,050
                                                                 ---------------
Total Preferred
Stocks (Cost $2,471,559)                                               2,367,885

--------------------------------------------------------------------------------
COMMON STOCKS--2.8%
--------------------------------------------------------------------------------
AboveNet, Inc. 4                                            72             2,304
--------------------------------------------------------------------------------
ACE Ltd.                                                 4,100           175,275
--------------------------------------------------------------------------------
Aegis Group plc                                         84,740           175,708
--------------------------------------------------------------------------------
Aetna, Inc.                                              1,400           174,650
--------------------------------------------------------------------------------
All Nippon Airways Co. Ltd.                             48,000           167,229
--------------------------------------------------------------------------------
Allstate Corp.                                           3,300           170,676
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                 2,510           162,673
--------------------------------------------------------------------------------
Apache Corp.                                             3,300           166,881
--------------------------------------------------------------------------------
Apple Computer, Inc. 4                                   2,700           173,880
--------------------------------------------------------------------------------
Arriva plc                                              17,920           185,785
--------------------------------------------------------------------------------
Ashland, Inc.                                            2,900           169,302
--------------------------------------------------------------------------------
Autodesk, Inc.                                           5,000           189,750
--------------------------------------------------------------------------------
BAE Systems plc                                         35,850           158,650
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                            1,600           163,696
--------------------------------------------------------------------------------
Beverly Hills Bancorp, Inc.                              6,273            63,357
--------------------------------------------------------------------------------
Black & Decker Corp.                                     2,000           176,660
--------------------------------------------------------------------------------
Broadwing Corp.                                            688             6,268
--------------------------------------------------------------------------------
Burlington Resources, Inc.                               3,900           169,650
--------------------------------------------------------------------------------
Cebridge Connections
Holding LLC 4                                              529                --
--------------------------------------------------------------------------------
Celesio AG                                               2,194           178,037
--------------------------------------------------------------------------------
Centex Corp.                                             3,200           190,656
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. 4                                    2,660           122,387
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                    416             6,864
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                      3,200           168,032
--------------------------------------------------------------------------------
Chubu Electric Power Co., Inc.                           7,300           175,251
--------------------------------------------------------------------------------
CIGNA Corp.                                              2,200           179,454
--------------------------------------------------------------------------------
CNP Assurances SA                                        2,480           177,649
--------------------------------------------------------------------------------
ConocoPhillips                                           1,900           164,977
--------------------------------------------------------------------------------
Conseco, Inc. 4                                         13,986           279,021
--------------------------------------------------------------------------------
Continental AG                                           2,750           174,749
--------------------------------------------------------------------------------
Corus Group plc 4                                      161,310           156,398
--------------------------------------------------------------------------------
Countrywide Financial Corp.                              4,900           181,349
--------------------------------------------------------------------------------
Covad Communications
Group, Inc. 4                                           16,528            35,535
--------------------------------------------------------------------------------
Criimi MAE, Inc. 4                                      71,447         1,150,297
--------------------------------------------------------------------------------
Crunch Equity Holdings, Cl. A 2,4                          120           156,133
--------------------------------------------------------------------------------
Cummins, Inc.                                            2,100           175,959

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Dainippon Ink & Chemicals, Inc.                         74,000   $       170,430
--------------------------------------------------------------------------------
Devon Energy Corp.                                       4,200           163,464
--------------------------------------------------------------------------------
Dillard's, Inc., Cl. A                                   6,400           171,968
--------------------------------------------------------------------------------
Dobson Communications
Corp., Cl. A 4                                          24,300            41,796
--------------------------------------------------------------------------------
E.ON AG                                                  1,992           181,898
--------------------------------------------------------------------------------
Energy Select Sector SPDR Fund                          18,200           658,840
--------------------------------------------------------------------------------
EOG Resources, Inc.                                      2,300           164,128
--------------------------------------------------------------------------------
Equinix, Inc. 4                                          1,887            80,650
--------------------------------------------------------------------------------
Financial Select Sector SPDR Fund                       21,600           659,448
--------------------------------------------------------------------------------
Freddie Mac                                              2,400           176,880
--------------------------------------------------------------------------------
Friends Provident plc                                   54,940           162,438
--------------------------------------------------------------------------------
General Motors Corp.                                     4,400           176,264
--------------------------------------------------------------------------------
Geotek Communications, Inc.,
Series B, Escrow Shares 2,4,15                             210                --
--------------------------------------------------------------------------------
Globix Corp. 4                                           6,880            24,768
--------------------------------------------------------------------------------
Heidelberger Zement AG                                   2,960           179,362
--------------------------------------------------------------------------------
Hokkaido Electric Power Co.                              8,800           173,046
--------------------------------------------------------------------------------
Horizon Natural Resources Co. 2,4                        6,667                --
--------------------------------------------------------------------------------
Humana, Inc. 4                                           6,400           190,016
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 4                                          6,016             3,068
--------------------------------------------------------------------------------
Imerys SA                                                2,210           185,493
--------------------------------------------------------------------------------
iPCS, Inc. 4                                             8,548           260,714
--------------------------------------------------------------------------------
Janus Capital Group, Inc.                               10,100           169,781
--------------------------------------------------------------------------------
Japan Real Estate
Investment Corp.                                            20           168,635
--------------------------------------------------------------------------------
Karstadt Quelle AG                                      16,370           169,107
--------------------------------------------------------------------------------
Kawasaki Kisen Kaisha Ltd.                              25,000           161,344
--------------------------------------------------------------------------------
KB Home                                                  1,800           187,920
--------------------------------------------------------------------------------
Klepierre                                                1,960           173,568
--------------------------------------------------------------------------------
Lafarge SA                                               1,790           172,747
--------------------------------------------------------------------------------
Leap Wireless International, Inc. 4                      1,714            46,278
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                           2,000           174,960
--------------------------------------------------------------------------------
Lincoln National Corp.                                   3,500           163,380
--------------------------------------------------------------------------------
Lloyds TSB Group plc                                    20,870           189,523
--------------------------------------------------------------------------------
Loews Corp.                                              2,400           168,720
--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                  6,200           165,788
--------------------------------------------------------------------------------
MAN AG                                                   4,423           169,718
--------------------------------------------------------------------------------
Marathon Oil Corp.                                       4,500           169,245
--------------------------------------------------------------------------------
MBIA, Inc.                                               2,700           170,856
--------------------------------------------------------------------------------
MCI, Inc.                                                1,629            32,841
--------------------------------------------------------------------------------
Merck KGaA                                               2,902           198,410
--------------------------------------------------------------------------------
MetLife, Inc.                                            4,200           170,142
--------------------------------------------------------------------------------
Mitsui O.S.K. Lines Ltd.                                27,000           162,047
--------------------------------------------------------------------------------
Nippon Building Fund, Inc.                                  19           162,057

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Nippon Yusen Kabushiki Kaisha                           32,000   $       172,382
--------------------------------------------------------------------------------
Norfolk Southern Corp.                                   4,700           170,093
--------------------------------------------------------------------------------
Novar plc                                               54,100           195,529
--------------------------------------------------------------------------------
NSK Ltd.                                                36,000           180,931
--------------------------------------------------------------------------------
NTL, Inc. 4                                              7,842           572,152
--------------------------------------------------------------------------------
Nucor Corp.                                              3,200           167,488
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                               3,000           175,080
--------------------------------------------------------------------------------
Orbital Sciences Corp. 4                                   745             8,813
--------------------------------------------------------------------------------
Peninsular & Oriental Steam
Navigation Co.                                          29,210           166,839
--------------------------------------------------------------------------------
PG&E Corp. 4                                             5,200           173,056
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                       1,800           178,056
--------------------------------------------------------------------------------
Pilkington plc                                          82,360           173,935
--------------------------------------------------------------------------------
Pioneer Cos., Inc. 4                                     7,312           151,724
--------------------------------------------------------------------------------
Prandium, Inc. 2,4                                      24,165               266
--------------------------------------------------------------------------------
Premier Holdings Ltd. 2,4                               18,514                --
--------------------------------------------------------------------------------
Prudential Financial, Inc.                               3,300           181,368
--------------------------------------------------------------------------------
Pulte Homes, Inc.                                        2,910           185,658
--------------------------------------------------------------------------------
Rakuten, Inc.                                               20            22,913
--------------------------------------------------------------------------------
Rakuten, Inc. 4                                            180           161,608
--------------------------------------------------------------------------------
RMC Group plc                                           10,440           170,172
--------------------------------------------------------------------------------
Rolls-Royce Group plc                                   33,400           158,388
--------------------------------------------------------------------------------
RWE AG                                                   3,155           174,110
--------------------------------------------------------------------------------
Ryder Systems, Inc.                                      3,100           148,087
--------------------------------------------------------------------------------
SABMiller plc                                           10,200           169,197
--------------------------------------------------------------------------------
Safeco Corp.                                             3,400           177,616
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                      3,200           163,296
--------------------------------------------------------------------------------
Sega Sammy Holdings, Inc. 4                              3,200           175,817
--------------------------------------------------------------------------------
Sempra Energy                                            4,600           168,728
--------------------------------------------------------------------------------
Severn Trent plc                                         9,880           183,427
--------------------------------------------------------------------------------
Showa Shell Sekiyu K.K                                  18,380           167,352
--------------------------------------------------------------------------------
Societe Generale, Cl. A                                  1,720           174,057
--------------------------------------------------------------------------------
Star Gas Partners LP                                       187             1,393
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. 2,4                               716            26,671
--------------------------------------------------------------------------------
Suedzucker AG                                            8,314           173,241
--------------------------------------------------------------------------------
Suez SA                                                  7,140           190,413
--------------------------------------------------------------------------------
Sunoco, Inc.                                             2,100           171,591
--------------------------------------------------------------------------------
Tate & Lyle plc                                         17,860           162,103
--------------------------------------------------------------------------------
Technip SA                                               1,000           184,858
--------------------------------------------------------------------------------
Telewest Global, Inc. 4                                 31,828           559,536
--------------------------------------------------------------------------------
Telus Corp.                                                269             7,774
--------------------------------------------------------------------------------
Tohoku Electric Power Co.                                9,430           169,330
--------------------------------------------------------------------------------
TonenGeneral Sekiyu K.K                                 17,870           162,708
--------------------------------------------------------------------------------
Total SA, B Shares                                         760           166,561
--------------------------------------------------------------------------------
Toys R Us, Inc. 4                                        8,400           171,948

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Transocean, Inc. 4                                       4,400   $       186,516
--------------------------------------------------------------------------------
TUI AG                                                   7,536           178,746
--------------------------------------------------------------------------------
TVMAX Holdings, Inc. 2,4                                 1,000             5,950
--------------------------------------------------------------------------------
TXU Corp.                                                2,800           180,768
--------------------------------------------------------------------------------
Unibail                                                  1,180           185,733
--------------------------------------------------------------------------------
United States Steel Corp.                                3,300           169,125
--------------------------------------------------------------------------------
United Utilities plc                                    15,620           188,930
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 4                          58,063           560,889
--------------------------------------------------------------------------------
Unocal Corp.                                             3,900           168,636
--------------------------------------------------------------------------------
Utilities Select Sector SPDR Fund                       24,200           673,970
--------------------------------------------------------------------------------
Valero Energy Corp.                                      3,900           177,060
--------------------------------------------------------------------------------
Viatel Holding Ltd. (Bermuda) 2,4                        2,251             2,701
--------------------------------------------------------------------------------
Vinci                                                    1,360           182,640
--------------------------------------------------------------------------------
Western Forest Products, Inc. 4                         38,252           212,307
--------------------------------------------------------------------------------
WRC Media Corp. 2,4                                      1,082                22
--------------------------------------------------------------------------------
XO Communications, Inc. 4                                1,100             3,344
                                                                 ---------------
Total Common Stocks
(Cost $21,237,672)                                                    23,790,482

                                                         UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
American Tower Corp. Wts.,
Exp. 8/1/08 4,7                                            800           184,400
--------------------------------------------------------------------------------
ASAT Finance LLC Wts.,
Exp. 11/1/06 2,4                                           250                 2
--------------------------------------------------------------------------------
Citigroup, Inc. Litigation Wts.,
Exp. 12/31/50 4                                          2,404             3,414
--------------------------------------------------------------------------------
COLO.com, Inc. Wts.,
Exp. 3/15/10 2,4                                           400                 4
--------------------------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 2,4                                          100                --
--------------------------------------------------------------------------------
Covergent Communications,
Inc. Wts., Exp. 4/1/08 2,4                                 400                 4
--------------------------------------------------------------------------------
HF Holdings, Inc. Wts.,
Exp. 9/27/09 2,4                                           530                 5
--------------------------------------------------------------------------------
Horizon PCS, Inc. Wts.,
Exp. 10/1/10 2,4                                         1,000                --
--------------------------------------------------------------------------------
Huntsman Co. LLC Wts.,
Exp. 5/15/11 2,4                                           300           141,150
--------------------------------------------------------------------------------
ICG Communications, Inc. Wts.,
Exp. 9/15/05 2,4                                           825                 8
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. Wts.:
Exp. 5/16/06 2,4                                         1,509                 8
Exp. 5/16/06 2,4                                             2                --
--------------------------------------------------------------------------------
Imperial Credit Industries,
Inc. Wts., Exp. 1/31/08 2,4                              2,135                --
--------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07 2,4                       270                --

                                                                           VALUE
                                                         UNITS        SEE NOTE 1
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES Continued
--------------------------------------------------------------------------------
iPCS, Inc. Wts., Exp. 6/15/10 2,4                          300   $             3
--------------------------------------------------------------------------------
Leap Wireless International,
Inc. Wts., Exp. 4/15/10 2,4                                275                 3
--------------------------------------------------------------------------------
Long Distance International,
Inc. Wts., Exp. 4/13/08 2,4                                200                --
--------------------------------------------------------------------------------
Loral Space &
Communications Ltd. Wts.,
Exp. 1/15/07 2,4                                           150                 2
--------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts.,
Exp. 7/15/05 2,4                                           250                 3
--------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 2,4                        450                 5
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 4                                           5,710             1,142
--------------------------------------------------------------------------------
PLD Telekom, Inc. Wts.,
Exp. 6/1/06 2,4                                            300                 3
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 2,4                                        1,165             5,432
--------------------------------------------------------------------------------
Venezuela (Republic of) Oil
Linked Payment Obligation Wts.,
Exp. 4/15/20 2,4                                         3,256                --
--------------------------------------------------------------------------------
Verado Holdings, Inc., Cl. B Wts.,
Exp. 4/15/08 4                                             175               119
--------------------------------------------------------------------------------
XO Communications, Inc.,
Cl. A Wts., Exp. 1/16/10 4                               2,204             1,488
--------------------------------------------------------------------------------
XO Communications, Inc.,
Cl. B Wts., Exp. 1/16/10 4                               1,653               793
--------------------------------------------------------------------------------
XO Communications, Inc.,
Cl. C Wts., Exp. 1/16/10 4                               1,653               645
                                                                 ---------------
Total Rights, Warrants and
Certificates (Cost $80,050)                                              338,633

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
STRUCTURED NOTES--10.2%
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.:
Brazilian Real Unsec. Credit
Linked Nts., 0.93%, 1/14/05                      $   1,982,615         2,319,858
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 3/15/07 [COP]                               3,860,150,000         2,002,175
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 4/27/12 [COP]                               1,800,000,000           939,374
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 4/27/12 [COP]                               1,200,000,000           626,250
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 4/27/12 5 [COP]                             1,034,000,000           536,533
Colombia (Republic of)
Unsec. Credit Linked Nts.,
3.12%, 11/20/09                                      2,920,000         2,959,128

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.: Continued
Dominican Republic Peso
Unsec. Credit Linked Nts.,
24.05%, 3/21/05 [DOP]                               21,604,000   $       711,287
Dominican Republic Peso
Unsec. Credit Linked Nts.,
24.32%, 3/7/05 [DOP]                                20,810,000           698,398
Peruvian Sol Unsec. Linked Nts.,
1.466%, 1/14/05 [PEN]                                4,200,000         1,356,450
Ukraine Hryvnia Unsec. Credit
Linked Nts., 7.50%, 5/6/05 2 [UAH]                   3,980,000           749,529
--------------------------------------------------------------------------------
Credit Suisse First Boston
Corp. (Cayman):
Russia (Government of)
Linked Bonds,
Series 24, 15%, 9/2/05 [RUR]                        22,279,000           861,189
Russia (Government of)
Linked Bonds,
Series 26, 15%, 3/11/05 [RUR]                       22,587,000           838,872
--------------------------------------------------------------------------------
Credit Suisse First Boston
International, OAO Gazprom
Credit Linked Nts.,
8.11%, 1/21/07 [RUR]                                28,065,000         1,058,573
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc.:
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
20%, 10/18/07                                          352,000           387,633
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series EM 868, 27.50%, 8/25/05                       2,125,000         1,881,220
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series EM 872, 23.57%, 10/20/05 1                      396,000           425,904
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series EM 880, 20%, 10/18/07                         1,190,000         1,450,705
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series NA S 316, 24.45%, 2/23/06                       607,000           488,435
(USA), U.S. Dollar/South African
Rand Linked Nts.,
Series FBi 43, 1.468%, 5/23/22                         825,000           784,080
--------------------------------------------------------------------------------
Deutsche Bank AG:
European Investment Bank
Credit Bonds, 5.65%, 1/19/10 5                         705,000           533,897
Indonesia (Republic of) Credit
Linked Nts., 14.25%, 6/22/13                           942,000         1,146,885
Indonesia (Republic of) Credit
Linked Nts., 14.25%, 6/22/13                           938,000         1,142,015
Korea (Republic of) Credit
Bonds, 2.49%, 6/20/09                                3,900,000         3,945,240
Moscow (City of) Linked Nts.,
10%, 5/27/05 [RUR]                                  13,440,000           498,080
Moscow (City of) Linked Nts.,
15%, 9/2/05 [RUR]                                   30,255,000         1,170,046

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Deutsche Bank AG: Continued
Nigeria (Federal Republic of)
Naira Linked Nts.,
13.25%, 3/17/05 [NGN]                               97,403,000   $       710,460
Nigeria (Federal Republic of)
Naira Linked Nts.,
13.75%, 3/3/05 [NGN]                                65,974,000           484,338
Nigeria (Republic of)
Credit Linked Nts.,
13.90%, 2/24/05 [NGN]                              119,040,000           876,149
OAO Gazprom I Credit Nts.,
6.20%, 10/20/07                                        790,000           841,076
OAO Gazprom II Credit Nts.,
5.95%, 4/20/07                                         790,000           831,663
Romania (The State of)
Leu Linked Nts., 11.49%,
12/4/06 [ROL]                                    7,886,400,000           274,045
Russian Federation Linked Nts.,
8.40%, 12/2/09 [RUR]                                19,221,000           698,266
Ukraine (Republic of)
Credit Linked Nts., 6.54%, 8/5/11                    4,070,000         4,389,292
Ukraine (Republic of)
Hryvnia Credit Linked Nts.,
0%, 12/17/05 [UAH]                                   1,469,000           276,274
Ukraine (Republic of)
Hryvnia Credit Linked Nts.,
11.70%, 5/31/06 [UAH]                                1,727,000           325,089
--------------------------------------------------------------------------------
Dow Jones CDX High Yield
Index Pass-Through Certificates:
Series 3-1, 7.75%, 12/29/09 7,16                    13,200,000        13,587,750
Series 3-3, 8%, 12/29/09 7,16                       12,700,000        13,041,313
--------------------------------------------------------------------------------
Lehman Brothers International:
Turkey (Republic of) Treasury
Bills Total Return Linked Nts.,
20%, 10/17/07                                        1,260,000         1,512,630
Turkey (Republic of) Treasury
Bills Total Return Linked Nts.,
24.20%, 8/25/05                                      1,165,000         1,003,182
Turkey (Republic of) Treasury
Bills Total Return Linked Nts.,
28.25%, 5/26/05                                      1,261,309         1,277,580
--------------------------------------------------------------------------------
Lehman Brothers Special
Financing, Inc., High Yield Index
Linked Nts., 1.017%, 1/1/05 16                      10,000,000        10,145,251
--------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc., Venezuela
(Republic of) Credit Bonds,
5%, 9/20/09                                          1,665,000         1,844,587
--------------------------------------------------------------------------------
Pioneer 2002 Ltd. Sec.
Catastrophe Linked Nts.:
Series 2002-1, Cl. E-A,
6.74%, 6/15/06 1                                       750,000           758,199
Series 2003-II, Cl. A,
8.49%, 6/15/06 1,7                                     500,000           512,183

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Pioneer 2002 Ltd. Sec
Catastrophe Linked Nts.: Continued
Series 2003-II, Cl. B,
7.49%, 6/15/06 1,7                               $     500,000   $      510,214
Series 2003-II, Cl. C,
8.24%, 6/15/06 1,7                                     500,000          508,153
--------------------------------------------------------------------------------
Swiss Re Capital Markets Corp./
Oak Capital Ltd.
Catastrophe Linked Nts.,
7.24%, 6/15/07 1,2                                     250,000          256,949
--------------------------------------------------------------------------------
Swiss Re Capital Markets Corp./
Pioneer 2002 Ltd. Sec
Catastrophe Linked Nts.,
Series 2002, Cl. A-A,
8.49%, 6/15/06 1,7                                     250,000          254,995
--------------------------------------------------------------------------------
UBS AG:
Israel (State of) Shekel
Linked Nts., 7.50%, 4/5/14 [ILS]                     4,792,700        1,195,040
OAO Gazprom III Credit Nts.,
4.71%, 7/5/06                                        1,980,000        2,085,757
                                                                 ---------------
Total Structured Notes
(Cost $82,684,631)                                                   87,712,191

                                DATE    STRIKE       CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------
Brazilian Real Call 4        1/19/05    $ 2.80       1,175,000           10,575
--------------------------------------------------------------------------------
Turkish Lira Put 4            1/6/05      1.00       1,150,000              575
--------------------------------------------------------------------------------
U.S. Treasury Bonds,
5.375%, 2/15/31 Call 4       1/18/05   109.285%         35,720          125,598
                                                                 ---------------
Total Options Purchased (Cost $427,865)                                 136,748

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--10.0% 17
--------------------------------------------------------------------------------
Undivided interest of 5.96% in joint repurchase
agreement (Principal Amount/Value
$1,443,703,000, with a maturity value of
$1,443,962,867) with UBS Warburg LLC, 2.16%,
dated 12/31/04, to be repurchased at
$86,039,484 on 1/3/05, collateralized by
Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071
(Cost $86,024,000)                                  86,024,000       86,024,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments
Purchased with Cash
Collateral from
Securities Loaned)
(Cost $859,418,744)                                              $  906,044,631

--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--1.7%
--------------------------------------------------------------------------------
ASSET-BACKED FLOATING SECURITY--0.1%
Whitehawk CDO Funding
Corp., 2.56%, 3/15/05 18                         $   1,000,000        1,000,000
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--1.5% Undivided interest
of 5.96% in joint repurchase agreement
(Principal Amount/Value $155,205,723, with a
maturity value of $155,232,367) with Credit
Suisse First Boston LLC, 2.06%, dated
12/31/04, to be repurchased at $9,252,431 on
1/3/05, collateralized by AA Corporate
Bonds, 0%-15.73%, 1/1/06-7/16/44,
with a value of $158,312,640 18                      9,250,843        9,250,843
--------------------------------------------------------------------------------
Undivided interest of 0.39% in joint repurchase
agreement (Principal Amount/Value
$2,800,000,000, with a maturity value of
$2,800,550,669) with Nomura Securities, 2.36%,
dated 12/31/04, to be repurchased at $3,827,941
on 1/3/05, collateralized by U.S. Government
Mortgage Agencies, 2.58%-7.50%,
1/15/08-10/15/44, with a value of
$2,908,566,289 18                                    3,827,188        3,827,188
                                                                 ---------------
                                                                     13,078,031

--------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATES OF DEPOSIT--0.1%
Banco Bilbao Vizcaya NY,
2.248% Deposit Nts., 2/10/05 18                        799,967          799,967
                                                                 ---------------
Total Investments Purchased
with Cash Collateral from
Securities Loaned
(Cost $14,877,998)                                                   14,877,998

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $874,296,742)                                      107.4%     920,922,629
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                              (7.4)     (63,302,323)
                                                 -------------------------------
NET ASSETS                                               100.0%  $  857,620,306
                                                 ===============================

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount, contracts and exercise price are reported in U.S. Dollars, except for those denoted in the following currencies:

ARP        Argentine Peso
AUD        Australian Dollar
BRR        Brazilian Real
CAD        Canadian Dollar
COP        Colombian Peso
DEM        German Mark
DKK        Danish Krone
DOP        Dominican Republic Peso
EUR        Euro
FRF        French Franc
GBP        British Pound Sterling
ILS        Israeli Shekel
JPY        Japanese Yen
MXN        Mexican Nuevo Peso
NGN        Nigeria Naira
NZD        New Zealand Dollar
PEN        Peruvian New Sol
PLZ        Polish Zloty
ROL        Romanian Leu
RUR        Russian Ruble
SEK        Swedish Krona
UAH        Ukraine Hryvnia
ZAR        South African Rand

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2004 was $26,847,365, which represents
3.13% of the Fund's net assets, of which $70,658 is considered restricted. See
Note 11 of Notes to Financial Statements.

3. Issue is in default. See Note 1 of Notes to Financial Statements.

4. Non-income producing security.

5. When-issued security or forward commitment to be delivered and settled after
December 31, 2004. See Note 1 of Notes to Financial Statements.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,971,051 or 0.35% of the Fund's net assets as of December 31, 2004.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $78,866,795 or 9.20% of the Fund's net assets as of December 31, 2004.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $1,957,202. See Note 6 of Notes to Financial Statements.

10. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

11. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                                   CONTRACTS         EXPIRATION     EXERCISE           PREMIUM          VALUE
                                               SUBJECT TO PUT             DATES        PRICE          RECEIVED     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

Brazilian Real (BRR)                                1,175,000           1/19/05        $2.65          $  1,792        $ 8,196
Turkish Lira (TRL)                                  1,150,000            1/6/05         1.00             3,565         11,499
                                                                                                      -----------------------
                                                                                                      $  5,357        $19,695
                                                                                                      =======================

12. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                    CONTRACTS        EXPIRATION     EXERCISE           PREMIUM          VALUE
                                              SUBJECT TO CALL              DATE         RATE          RECEIVED     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

New Zealand (Government of) Bonds, 7% 7/15/09             945NZD         3/7/05         5.95%NZD      $  2,661        $   444

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

14. Interest or dividend is paid-in-kind.

15. Received as the result of issuer reorganization.

16. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

17. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

18. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 12 of Notes to Financial
Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

ASSETS
---------------------------------------------------------------------------------------------------------------------
Investments, at value (including cost and market value of $$86,024,000 in repurchase agreements)
(including securities loaned of $44,013,349) (cost $874,296,742)--see accompanying
statement of investments                                                                             $   920,922,629
---------------------------------------------------------------------------------------------------------------------
Cash                                                                                                       2,055,902
---------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                                          29,980,833
---------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                      3,540,592
---------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $12,465,550 sold on a when-issued basis or forward commitment)                12,692,922
Interest, dividends and principal paydowns                                                                10,583,665
Shares of beneficial interest sold                                                                         3,295,957
Futures margins                                                                                               33,583
Other                                                                                                          9,827
                                                                                                     ----------------
Total assets                                                                                             983,115,910

---------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Bank overdraft-foreign currencies (cost $96,882)                                                              96,964
---------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $8,018)--see accompanying statement of investments               20,139
---------------------------------------------------------------------------------------------------------------------
Swaptions written, at value (premiums received $94,462)                                                       70,869
---------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                44,858,831
---------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                      3,277,300
---------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                  1,458,503
---------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                                        73,731,367
Closed foreign currency contracts                                                                          1,588,757
Shares of beneficial interest redeemed                                                                       147,125
Distribution and service plan fees                                                                           133,244
Shareholder communications                                                                                    34,768
Trustees' compensation                                                                                        14,921
Transfer and shareholder servicing agent fees                                                                  1,705
Other                                                                                                         61,111
                                                                                                     ----------------
Total liabilities                                                                                        125,495,604

---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $   857,620,306
                                                                                                     ================

---------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                           $       164,032
---------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                               797,449,500
---------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                         39,051,911
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                           (24,499,421)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                         45,454,284
                                                                                                     ----------------
NET ASSETS                                                                                           $   857,620,306
                                                                                                     ================

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $614,915,045 and 118,133,764 shares of beneficial interest outstanding)      $          5.21
---------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $242,705,261 and 45,898,401 shares of beneficial interest outstanding)       $          5.29

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------
Interest                                                                                             $    35,831,510
---------------------------------------------------------------------------------------------------------------------
Fee income                                                                                                 1,811,978
---------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $7,565)                                                       150,977
---------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                        35,374
                                                                                                     ----------------
Total investment income                                                                                   37,829,839

---------------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------
Management fees                                                                                            5,203,309
---------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                           373,995
---------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                            10,083
Service shares                                                                                                10,030
---------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                            42,334
Service shares                                                                                                 8,511
---------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                   92,792
---------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                        20,732
---------------------------------------------------------------------------------------------------------------------
Other                                                                                                         72,134
                                                                                                     ----------------
Total expenses                                                                                             5,833,920
Less reduction to custodian expenses                                                                         (21,553)
                                                                                                     ----------------
Net expenses                                                                                               5,812,367

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                     32,017,472

---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments (including premiums on options exercised)                                                      2,526,920
Closing of futures contracts                                                                                  28,864
Closing and expiration of option contracts written                                                           484,456
Closing and expiration of swaption contracts                                                                (326,048)
Foreign currency transactions                                                                              4,604,115
Swap contracts                                                                                               293,602
                                                                                                     ----------------
Net realized gain                                                                                          7,611,909
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                               16,486,291
Translation of assets and liabilities denominated in foreign currencies                                    9,070,184
Futures contracts                                                                                             67,809
Option contracts                                                                                            (153,144)
Swaption contracts                                                                                            39,135
Swap contracts                                                                                              (502,851)
                                                                                                     ----------------
Net change in unrealized appreciation                                                                     25,007,424

---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $    64,636,805
                                                                                                     ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                   2004               2003
------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                           $   32,017,472    $    28,077,622
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                    7,611,909         13,639,276
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                25,007,424         41,999,716
                                                                                ----------------------------------
Net increase in net assets resulting from operations                                64,636,805         83,716,614

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                 (29,467,620)       (28,473,133)
Service shares                                                                      (5,049,740)          (842,251)

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                  23,501,705        115,808,103
Service shares                                                                     152,771,336         66,753,974

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                     206,392,486        236,963,307
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                651,227,820        414,264,513
                                                                                ----------------------------------
End of period (including accumulated net investment income of $39,051,911
and $32,618,798, respectively)                                                  $  857,620,306    $   651,227,820
                                                                                ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                2004              2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $        5.05     $        4.57     $      4.62     $      4.69     $      4.97
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .22 1             .22             .29             .41             .41
Net realized and unrealized gain (loss)                     .20               .56             .03            (.19)           (.28)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                            .42               .78             .32             .22             .13
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.26)             (.30)           (.37)           (.29)           (.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $        5.21     $        5.05     $      4.57     $      4.62     $      4.69
                                                  =================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         8.67%            18.07%           7.44%           4.85%           2.63%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     614,915     $     571,445     $   406,126     $   351,686     $   304,562
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     584,878     $     472,213     $   374,519     $   330,711     $   289,923
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.50%             5.61%           6.89%           8.78%           9.23%
Total expenses                                             0.74%             0.75%           0.79%           0.79%           0.79%
Expenses after payments and waivers and
reduction to custodian expenses                             N/A 4             N/A 4          0.78%            N/A 4           N/A 4
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      88% 5            117%             65%            104%            104%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$959,649,113 and $973,488,511, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                   2004           2003          2002        2001 1
---------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       5.13     $     4.67     $    4.73     $  4.64
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .19 2          .27           .03         .15
Net realized and unrealized gain (loss)                    .22            .49           .28        (.06)
                                                  -------------------------------------------------------
Total from investment operations                           .41            .76           .31         .09
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.25)          (.30)         (.37)         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       5.29     $     5.13     $    4.67     $  4.73
                                                  =======================================================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        8.43%         17.16%         7.03%       1.94%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    242,705     $   79,782     $   8,138     $     4
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    150,040     $   34,744     $   2,307     $     2
---------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     3.82%          4.57%         5.40%       8.17%
Total expenses                                            0.99%          1.02%         1.06%       0.92%
Expenses after payments and waivers and
reduction to custodian expenses                            N/A 5          N/A 5        1.03%        N/A 5
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     88% 6         117%           65%        104%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$959,649,113 and $973,488,511, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Bond Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2004, the market value of these securities comprised 10.2% of the Fund's net assets and resulted in unrealized cumulative gains of $5,027,560.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2004, the Fund had purchased
$73,731,367 of securities on a when-issued basis or forward commitment and sold
$12,465,550 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2004, securities with an aggregate market value of $4,866,448, representing 0.57% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED                  ACCUMULATED    OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM                         LOSS   FOR FEDERAL INCOME
INCOME                    GAIN   CARRYFORWARD 1,2,3,4,5,6,7         TAX PURPOSES
--------------------------------------------------------------------------------
$40,140,664                $--                  $24,032,280          $44,353,647

1. As of December 31, 2004, the Fund had $21,566,899 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                            EXPIRING
                            -----------------------------
                            2007            $   4,546,599
                            2008                  253,735
                            2009                9,904,928
                            2010                6,861,637
                                            -------------
                            Total           $  21,566,899
                                            =============

2. As of December 31, 2004, the Fund had $478,895 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. The Fund had $1,979,188 of post-October foreign currency losses which were deferred.

4. The Fund had $1,918 of post-October passive foreign investment company losses which were deferred.

5. The Fund had $5,380 of straddle losses which were deferred.

6. During the fiscal year ended December 31, 2004, the Fund utilized $1,200,449 of capital loss carryforward to offset capital gains realized in that fiscal year.

7. During the fiscal year ended December 31, 2003, the Fund utilized $666,406 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

            INCREASE TO              INCREASE TO ACCUMULATED
            ACCUMULATED NET                NET REALIZED LOSS
            INVESTMENT INCOME                 ON INVESTMENTS
            ------------------------------------------------
            $8,933,001                            $8,933,001

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                              YEAR ENDED           YEAR ENDED
                                       DECEMBER 31, 2004    DECEMBER 31, 2003
            -----------------------------------------------------------------
            Distributions paid from:
            Ordinary income                  $34,517,360          $29,315,384

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities                  $  875,097,377
            Federal tax cost of other investments              (35,019,525)
                                                            ---------------
            Total federal tax cost                          $  840,077,852
                                                            ===============

            Gross unrealized appreciation                   $   61,496,783
            Gross unrealized depreciation                      (17,143,136)
                                                            ---------------
            Net unrealized appreciation                     $   44,353,647
                                                            ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 2004    YEAR ENDED DECEMBER 31, 2003
                                                 SHARES           AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                         24,003,073    $ 119,433,508     46,663,574    $ 222,213,838
Dividends and/or distributions reinvested     6,088,351       29,467,620      6,471,166       28,473,133
Redeemed                                    (25,208,632)    (125,399,423)   (28,764,717)    (134,878,868)
                                            -------------------------------------------------------------
Net increase                                  4,882,792    $  23,501,705     24,370,023    $ 115,808,103
                                            =============================================================

---------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                         31,450,838    $ 158,302,695     14,341,848    $  69,419,263
Dividends and/or distributions reinvested     1,026,369        5,049,740        187,166          842,251
Redeemed                                     (2,125,979)     (10,581,099)      (725,688)      (3,507,540)
                                            -------------------------------------------------------------
Net increase                                 30,351,228    $ 152,771,336     13,803,326    $  66,753,974
                                            =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
December 31, 2004, were $461,469,057 and $348,803,252, respectively. There were purchases of $188,816,133 and sales of $149,557,330 of U.S. government and government agency obligations for the year ended December 31, 2004. In addition, there were purchases of $959,649,113 and sales of $973,488,511 of To Be
Announced (TBA) mortgage-related securities for the year ended December 31,
2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$20,075 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of December 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                                         CONTRACT
                                                       EXPIRATION          AMOUNT      VALUATION AS OF     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                                        DATES          (000S)        DEC. 31, 2004   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso (ARP)                                       2/2/05           3,375ARP   $     1,135,426   $     34,140   $         --
Australian Dollar (AUD)                                   1/21/05           3,700AUD         2,895,042         98,582             --
Brazilian Real (BRR)                               1/24/05-1/5/10          16,613BRR         6,773,392        692,000             --
British Pound Sterling (GBP)                              1/21/05           1,500GBP         2,875,473             --         15,027
Chilean Peso (CLP)                                        1/21/05         544,448CLP           979,661         39,661             --
Columbian Peso (COP)                               1/7/05-1/24/05       4,071,671COP         1,727,121         27,903             --
Czech Koruna (CZK)                                        4/22/05          31,700CZK         1,419,803        154,814             --
Euro (EUR)                                          3/2/05-4/1/05           9,390EUR        12,773,224        233,897             --
Indian Rupee (INR)                               11/9/05-12/20/05          43,280INR           983,430         23,106             --
Japanese Yen (JPY)                                3/15/05-3/31/05       4,184,500JPY        41,064,379      1,867,755             --
Mexican Nuevo Peso (MXN)                                   1/6/05          10,620MXN           951,676            318             --
New Zealand Dollar (NZD)                                  1/21/05           3,970NZD         2,860,055         49,295             --
Russian Ruble (RUR)                                      10/27/05          28,475RUR         1,012,819         37,314             --
Slovakia Koruna (SKK)                             2/18/05-3/21/05          57,110SKK         2,001,271         93,090             --
South Korean Won (KRW)                                    2/23/05         518,170KRW           499,985         12,983             --
Swedish Krona (SEK)                                       2/16/05          23,690SEK         3,566,562        150,891             --
Turkish Lira (TRL)                                       12/18/07           1,166TRL         1,163,905             --          2,443
                                                                                                         ---------------------------
                                                                                                            3,515,749         17,470
                                                                                                         ---------------------------
CONTRACTS TO SELL
Australian Dollar (AUD)                                    3/2/05           8,730AUD         6,810,313             --         81,851
Brazilian Real (BRR)                                       1/4/05             945BRR           355,262             --          5,355
British Pound Sterling (GBP)                        5/9/05-6/8/05           6,060GBP        11,544,808         24,843        425,528
Canadian Dollar (CAD)                                     2/24/05             330CAD           275,352             --         22,620
Columbian Peso (COP)                                      1/18/05       1,225,560COP           519,901             --          3,876
Euro (EUR)                                        2/18/05-6/08/05          37,815EUR        51,431,155             --      2,324,724
Japanese Yen (JPY)                                 1/20/05-6/8/05         955,800JPY         9,394,115             --        114,371
Norwegian Krone (NOK)                             1/20/05-2/16/05          38,300NOK         6,327,058             --        179,124
Swiss Franc (CHF)                                  1/20/05-4/1/05           7,590CHF         7,012,995             --         60,910
Turkish Lira (TRL)                                        6/21/05   1,760,669,590TRL         1,207,819             --         41,471
                                                                                                         ---------------------------
                                                                                                               24,843      3,259,830
                                                                                                         ---------------------------
Total unrealized appreciation and depreciation                                                           $  3,540,592   $  3,277,300
                                                                                                         ===========================

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2004, the Fund had outstanding futures contracts as follows:

                                                                                       UNREALIZED
                                      EXPIRATION   NUMBER OF     VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                       DATES   CONTRACTS   DECEMBER 31, 2004   (DEPRECIATION)
--------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Japan (Government of) Bonds, 10 yr       3/10/05           1   $       1,350,249   $       (6,325)
NASDAQ 100 Index                         3/17/05          17           2,768,450           42,521
U.S. Long Bonds                          3/21/05         205          23,062,500           19,355
U.S. Treasury Nts., 10 yr                3/21/05         132          14,775,750           62,360
United Kingdom Long Gilt                 3/29/05           3             642,553            4,089
                                                                                   ---------------
                                                                                          122,000
                                                                                   ---------------
CONTRACTS TO SELL
CAC-40 10 Index                          3/18/05          22           1,144,556            2,698
DAX Index                                3/18/05           4             580,671           (1,326)
Euro-Bundesobligation                     3/8/05          13           2,095,514           13,355
FTSE 100 Index                           3/18/05          27           2,486,897          (31,159)
Japan (Government of) Bonds, 10 yr        3/9/05           5             675,222              927
Japan (Government of) Bonds, 10 yr       3/10/05           6           8,101,493            2,928
Nikkei 225 Index                         3/10/05          11           1,232,361          (72,997)
Standard & Poor's 500 Index              3/17/05          36          10,923,300         (157,363)
U.S. Long Bonds                          3/21/05         124          13,950,000          (29,185)
U.S. Treasury Nts., 2 yr                 3/31/05          70          14,671,563            4,242
U.S. Treasury Nts., 5 yr                 3/21/05         106          11,610,313          (63,909)
                                                                                   ---------------
                                                                                         (331,789)
                                                                                   ---------------
                                                                                   $     (209,789)
                                                                                   ===============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2004 was as follows:

                                                             CALL OPTIONS                    PUT OPTIONS
                                              ---------------------------    ----------------------------
                                                  PRINCIPAL/                     PRINCIPAL/
                                                   NUMBER OF    AMOUNT OF         NUMBER OF    AMOUNT OF
                                                   CONTRACTS     PREMIUMS         CONTRACTS     PREMIUMS
---------------------------------------------------------------------------------------------------------

Options outstanding as of December 31, 2003        9,765,000    $ 128,130       744,000,000    $ 138,880
Options written                                2,225,002,170      165,903       722,325,000      105,898
Options closed or expired                     (2,231,511,225)    (253,965)   (1,464,000,000)    (239,421)
Options exercised                                 (3,255,000)     (37,407)               --           --
                                              -----------------------------------------------------------
Options outstanding as of December 31, 2004              945    $   2,661         2,325,000    $   5,357
                                              ===========================================================

--------------------------------------------------------------------------------
8. CREDIT SWAP CONTRACTS

The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CREDIT SWAP CONTRACTS Continued

During the year ended December 31, 2004, the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                                                                                         UNREALIZED
                                                     EXPIRATION       NOTIONAL     VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION                                      DATES         AMOUNT   DECEMBER 31, 2004    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Citigroup Global Markets Ltd.,
Venezuela (Republic of) Credit Nts.                    11/20/09    $ 6,350,000   $        (257,398)   $     (257,398)
Deutsche Bank AG:
Export-Import Bank of Korea Credit Bonds                6/20/09        780,000             (10,452)          (10,452)
Korea Deposit Insurance Corp. Credit Bonds              6/20/09        780,000             (10,374)          (10,374)
Korea Development Bank Credit Bonds                     6/20/09        780,000             (10,140)          (10,140)
Korea Electric Power Corp. Credit Bonds                 6/20/09        780,000             (10,686)          (10,686)
Philippines (Republic of) 10 yr. Credit Bonds           7/25/13        930,000              26,435            26,435
Samsung Electronic Co. Ltd. Credit Bonds                6/20/09        780,000              (9,828)           (9,828)
United Mexican States Credit Bonds                      9/20/13      1,235,000             (80,794)          (80,794)
Venezuela (Republic of) Credit Bonds                   10/20/09      4,715,000            (311,128)         (311,128)
JPMorgan Chase Bank:
Export-Import Bank of Korea Credit Bonds                6/20/09        390,000              (8,522)           (8,522)
Jordan (Kingdom of) Credit Nts.                          6/6/06        250,000                (752)             (752)
Korea Deposit Insurance Corp. Credit Bonds              6/20/09        390,000              (8,374)           (8,374)
Korea Development Bank Credit Bonds                     6/20/09        390,000              (8,358)           (8,358)
Korea Electric Power Co. Credit Bonds                   6/20/09        390,000              (8,942)           (8,942)
Russian Federation Credit Bonds                         10/9/13        730,000             (41,855)          (41,855)
Samsung Electronics Co. Ltd. Credit Bonds               6/20/09        390,000              (8,457)           (8,457)
Lehman Brothers Special Financing, Inc.:
Brazil (Federal Republic of) Credit Bonds               8/20/09      3,000,000            (464,999)         (464,999)
Turkey (Republic of) Credit Bonds                      11/11/09      1,850,000              (7,189)           (7,189)
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Bonds               8/20/09      2,440,000            (377,069)         (377,069)
Hungary (Republic of) Credit Bonds                      12/2/13      1,880,000             (41,014)          (41,014)
Panama (Republic of) Credit Bonds                      11/20/14      1,730,000            (106,672)         (106,672)
Philippines (Republic of) Credit Bonds                  6/20/09      1,135,000             (17,102)          (17,102)
Philippines (Republic of) 5 yr. Credit Bonds            9/20/09        950,000              (5,696)           (5,696)
Venezuela (Republic of) Credit Bonds            8/20/06-2/20/14      5,050,000            (437,023)         (437,023)
UBS AG:
Brazil (Federal Republic of)
Credit Bonds                                           10/20/09        900,000             (65,111)          (65,111)
Russian Federation Credit Bonds                 11/2/14-11/5/14      3,825,000            (163,083)         (163,083)
Venezuela (Republic of) Credit Bonds            8/20/06-6/20/14      5,685,000            (798,858)         (798,858)
                                                                                                      ---------------
                                                                                                      $   (3,243,441)
                                                                                                      ===============

--------------------------------------------------------------------------------
9. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of December 31, 2004, the Fund had entered into the following interest rate swap agreements:

                                             FIXED RATE   FLOATING RATE
                                                PAID BY     RECEIVED BY                                    UNREALIZED
                            NOTIONAL        THE FUND AT     THE FUND AT      FLOATING   TERMINATION      APPRECIATION
SWAP COUNTERPARTY             AMOUNT      DEC. 31, 2004   DEC. 31, 2004    RATE INDEX         DATES    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG          74,350,000INR            4.88%           4.50%          IRS       1/15/09    $       66,467
                                                                          Three-Month
Deutsche Bank AG           3,185,000             3.1025            1.82    LIBOR flat        3/4/08            32,431
Deutsche Bank AG          55,240,000              2.585            1.04   90-day CPTW       8/19/09            (1,061)
                                                                          Three-Month
Deutsche Bank AG          10,000,000            2.27625            5.32     LIBOR BBA       5/12/14           582,127
                                                                            Six-Month
JPMorgan Chase Bank          880,000EUR           3.135            2.081   LIBOR flat       7/14/08           (13,503)
                                                                            Six-Month
JPMorgan Chase Bank      245,400,000HUF            9.13            7.00    LIBOR flat       7/14/08           (74,862)
                                                                               28 Day
JPMorgan Chase Bank       14,620,000MXN            9.10           10.88      MXN TIIE      11/16/14            16,172
                                                                          Three-Month
JPMorgan Chase Bank        6,625,000              3.052            1.86    LIBOR flat       3/10/08           111,767
                                                                          Three-Month
JPMorgan Chase Bank       50,000,000               2.21          4.0725     LIBOR BBA        5/6/09           417,937
                                                                          Three-Month
JPMorgan Chase Bank       35,000,000               1.70           4.985     LIBOR BBA        5/6/14         1,144,347
                                                                          Three-Month
JPMorgan Chase Bank       25,000,000               4.24            1.65         LIBOR       7/23/09          (648,784)
                                                                          Three-Month
JPMorgan Chase Bank        1,820,000               2.13            4.94     LIBOR BBA       4/30/14            55,137
Morgan Stanley Capital                                                    Three-Month
Services, Inc.            13,000,000               3.82            2.26    LIBOR flat      11/10/08           (27,411)
Morgan Stanley Capital                                                    Three-Month
Services, Inc.            22,000,000               2.32            1.71    LIBOR flat      11/10/05           124,174
                                                                                                       ---------------
                                                                                                       $    1,784,938
                                                                                                       ===============

Notional amount is reported in U.S. Dollars, except for those denoted in the following currencies. Index abbreviations and currencies are as follows:

EUR         Euro
HUF         Hungarian Forint
INR         Indian Rupee
MXN         Mexican Nuevo Peso
BBA         British Bankers Association
CPTW        Bloomberg Taiwan Secondary Commercial Papers
IRS         India Swap Composites
LIBOR       London-Interbank Offered Rate
LIBOR BBA   London-Interbank Offered Rate British Bankers Association
TIIE        Interbank Equilibrium Interest Rate

--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS Continued

Written swaption activity for the year ended December 31, 2004 was as follows:

                                                          CALL SWAPTIONS               PUT SWAPTIONS
                                                ------------------------    -------------------------
                                                   NOTIONAL    AMOUNT OF       NOTIONAL    AMOUNT OF
                                                     AMOUNT     PREMIUMS         AMOUNT     PREMIUMS
-----------------------------------------------------------------------------------------------------

Swaptions outstanding as of December 31, 2003            --    $      --      2,220,000    $  19,758
Swaptions written                                22,660,000      240,122     19,060,000       77,390
Swaptions closed or expired                     (15,990,000)    (174,120)   (10,820,000)     (48,930)
Swaptions exercised                                      --           --     (2,220,000)     (19,758)
                                                -----------------------------------------------------
Swaptions outstanding as of December 31, 2004     6,670,000    $  66,002      8,240,000    $  28,460
                                                =====================================================

As of December 31, 2004, the Fund had entered into the following swaption contracts:

                               NOTIONAL      EXPIRATION    EXERCISE        PREMIUM         VALUE
SWAPTIONS                        AMOUNT           DATES        RATE       RECEIVED    SEE NOTE 1
------------------------------------------------------------------------------------------------

British Pound Sterling Call   6,670,000GBP      3/29/05       4.792%GBP   $ 66,002    $   49,504
Deutsche Bank AG Put          8,240,000AUD       2/3/05       5.685%AUD     28,460        21,365
                                                                          ----------------------
                                                                          $ 94,462    $   70,869
                                                                          ======================

Notional amount and exercise price are denoted in the following currencies:

AUD         Australian Dollar
GBP         British Pound Sterling

--------------------------------------------------------------------------------
11. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY

As of December 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Information concerning restricted securities and currency is as follows:

                                                            ACQUISITION                  VALUATION AS OF      UNREALIZED
SECURITY                                                          DATES        COST    DECEMBER 31, 2004    DEPRECIATION
------------------------------------------------------------------------------------------------------------------------

Geotek Communications, Inc., Series B, Escrow Shares             1/4/01    $    840             $     --        $    840
Prandium, Inc.                                          3/19/99-9/25/02     284,000                  266         283,734

CURRENCY
Argentine Peso                                                  6/25/04      70,732               70,392             340

--------------------------------------------------------------------------------
12. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had on loan securities valued at $44,013,349. Cash of $44,858,831 was received as collateral for the loans, of which $14,877,998 was invested in approved instruments.

--------------------------------------------------------------------------------
13. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER VALUE FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Value Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from January 2, 2003
(commencement of operations) to December 31, 2003, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Value Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from January 2, 2003 (commencement of operations) to December 31,
2003, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--113.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.0%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.2%
McDonald's Corp.                                           1,030   $      33,022
--------------------------------------------------------------------------------
MEDIA--9.8%
Liberty Media Corp., Cl. A 1                              11,740         128,905
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 1                            15,310         147,895
                                                                   -------------
                                                                         276,800

--------------------------------------------------------------------------------
CONSUMER STAPLES--6.6%
--------------------------------------------------------------------------------
TOBACCO--6.6%
Altria Group, Inc.                                         3,040         185,744
--------------------------------------------------------------------------------
ENERGY--10.7%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & Services--1.7%
Halliburton Co.                                            1,240          48,658
--------------------------------------------------------------------------------
OIL & GAS--9.0%
BP plc, ADR                                                2,720         158,848
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                          330          24,133
--------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                        300          36,750
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR                                  800          31,824
                                                                   -------------
                                                                         251,555

--------------------------------------------------------------------------------
FINANCIALS--29.7%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--8.5%
Bank of America Corp.                                      2,988         140,406
--------------------------------------------------------------------------------
Wells Fargo & Co.                                          1,570          97,576
                                                                   -------------
                                                                         237,982

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--14.0%
Citigroup, Inc.                                            3,330         160,439
--------------------------------------------------------------------------------
Franklin Resources, Inc.                                   1,490         103,779
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                             1,500         131,220
                                                                   -------------
                                                                         395,438

--------------------------------------------------------------------------------
INSURANCE--4.4%
Genworth Financial, Inc., Cl. A                              550          14,850
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                          800          24,880
--------------------------------------------------------------------------------
Prudential Financial, Inc.                                 1,540          84,638
                                                                   -------------
                                                                         124,368

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.8%
Countrywide Financial Corp.                                  700          25,907
--------------------------------------------------------------------------------
Freddie Mac                                                  710          52,327
                                                                   -------------
                                                                          78,234

--------------------------------------------------------------------------------
HEALTH CARE--3.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.5%
Wyeth                                                      1,650          70,274
--------------------------------------------------------------------------------
PHARMACEUTICALS--0.6%
Pfizer, Inc.                                                 600          16,134

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIALS--23.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--11.1%
Empresa Brasileira de Aeronautica
SA, ADR                                                    1,770   $      59,189
--------------------------------------------------------------------------------
Honeywell International, Inc.                              4,200         148,722
--------------------------------------------------------------------------------
Raytheon Co.                                               2,710         105,229
                                                                   -------------
                                                                         313,140

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & Supplies--5.0%
Cendant Corp.                                              5,990         140,046
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--7.2%
General Electric Co.                                       3,440         125,560
--------------------------------------------------------------------------------
Tyco International Ltd.                                    2,180          77,913
                                                                   -------------
                                                                         203,473

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.4%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.8%
International Business Machines Corp.                      1,670         164,629
--------------------------------------------------------------------------------
SOFTWARE--7.6%
Compuware Corp. 1                                          2,900          18,763
--------------------------------------------------------------------------------
Microsoft Corp.                                            1,200          32,052
--------------------------------------------------------------------------------
Novell, Inc. 1                                             4,800          32,400
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                           1,400          27,468
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                      2,960         102,978
                                                                   -------------
                                                                         213,661

--------------------------------------------------------------------------------
MATERIALS--5.0%
--------------------------------------------------------------------------------
CHEMICALS--2.4%
Praxair, Inc.                                              1,490          65,784
--------------------------------------------------------------------------------
METALS & MINING--2.6%
Alcan, Inc.                                                  300          14,712
--------------------------------------------------------------------------------
Inco Ltd. 1                                                1,060          38,987
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                           200          19,784
                                                                   -------------
                                                                          73,483

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.6%
IDT Corp., Cl.B 1                                          4,280          66,254
--------------------------------------------------------------------------------
Verizon Communications, Inc.                               1,580          64,006
                                                                   -------------
                                                                         130,260

--------------------------------------------------------------------------------
UTILITIES--6.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--4.9%
AES Corp. (The) 1                                          7,040          96,237
--------------------------------------------------------------------------------
PG&E Corp. 1                                                 980          32,614
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                       700           9,553
                                                                   -------------
                                                                         138,404

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
GAS UTILITIES--1.3%
Sempra Energy                                                970   $     35,580

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE

(COST $2,513,881)                                          113.6%     3,196,669
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                            (13.6)      (382,139)
                                                    ----------------------------
NET ASSETS                                                 100.0%  $  2,814,530
                                                    ============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value (cost $2,513,881)--see accompanying statement of investments     $     3,196,669
-------------------------------------------------------------------------------------------------------
Cash                                                                                           119,161
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Dividends                                                                                        4,664
Other                                                                                            1,477
                                                                                       ----------------
Total assets                                                                                 3,321,971

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                      459,831
Investments purchased                                                                           26,088
Shareholder communications                                                                       6,203
Trustees' compensation                                                                           2,640
Other                                                                                           12,679
                                                                                       ----------------
Total liabilities                                                                              507,441

-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     2,814,530
                                                                                       ================

-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $           230
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   2,132,982
-------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                 (1,470)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                     682,788
                                                                                       ----------------
NET ASSETS--applicable to 229,559 shares of beneficial interest outstanding            $     2,814,530
                                                                                       ================

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE               $         12.26

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $564)                $    57,968
--------------------------------------------------------------------------------
Interest                                                                    811
                                                                    ------------
Total investment income                                                  58,779

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                          25,294
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              17,638
--------------------------------------------------------------------------------
Shareholder communications                                                8,574
--------------------------------------------------------------------------------
Trustees' compensation                                                    4,669
--------------------------------------------------------------------------------
Custodian fees and expenses                                                  73
--------------------------------------------------------------------------------
Other                                                                     5,289
                                                                    ------------
Total expenses                                                           61,537
Less reduction to custodian expenses                                        (11)
                                                                    ------------
Net expenses                                                             61,526

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                      (2,747)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                        462,480
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    (56,226)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   403,507
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                             2004             2003 1
-----------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              $       (2,747)    $        8,769
-----------------------------------------------------------------------------------------------------------
Net realized gain                                                                462,480            123,023
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                             (56,226)           739,014
                                                                          ---------------------------------
Net increase in net assets resulting from operations                             403,507            870,806

-----------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------
Dividends from net investment income--Non-Service shares                         (10,068)                --
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gain--Non-Service shares                        (584,853)                --

-----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest
  transactions--Non-Service shares                                              (864,862)         3,000,000

-----------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                     (1,056,276)         3,870,806
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                            3,870,806                 --
                                                                          ---------------------------------
End of period (including accumulated net investment income (loss) of
 $(1,470) and $8,769, respectively)                                       $    2,814,530     $    3,870,806
                                                                          =================================

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                                         2004             2003 1
--------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        12.90     $        10.00
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                        (.01) 2             .03
Net realized and unrealized gain                                                    1.82               2.87
                                                                          ------------------------------------
Total from investment operations                                                    1.81               2.90
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                (.03)                --
Distributions from net realized gain                                               (2.42)                --
                                                                          ------------------------------------
Total dividends and/or distributions
to shareholders                                                                    (2.45)                --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $        12.26     $        12.90
                                                                          ====================================

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                                 14.50%             29.00%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $        2,815     $        3,871
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                         $        3,370     $        3,205
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                                       (0.08)%             0.27%
Total expenses                                                                      1.82% 5            1.39% 5
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              100%               120%

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Value Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Trust's investment advisor is
OppenheimerFunds, Inc. (the Manager). As of December 31, 2004, the majority of the Non-Service shares were owned by the Manager.

      The Fund currently offers Non-Service shares only. The class is sold at offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provisions are required, however, during the year ended December 31, 2004, the Fund paid federal excise tax of $1,754.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                            NET UNREALIZED
                                                              APPRECIATION
                                                          BASED ON COST OF
                                                            SECURITIES AND
      UNDISTRIBUTED     UNDISTRIBUTED    ACCUMULATED     OTHER INVESTMENTS
      NET INVESTMENT        LONG-TERM           LOSS    FOR FEDERAL INCOME
      INCOME                     GAIN   CARRYFORWARD          TAX PURPOSES
      --------------------------------------------------------------------
      $--                         $--            $--              $682,788

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                         REDUCTION TO
                                   REDUCTION TO       ACCUMULATED NET
              REDUCTION TO      ACCUMULATED NET         REALIZED GAIN
              PAID-IN CAPITAL   INVESTMENT LOSS        ON INVESTMENTS
              -------------------------------------------------------
              $1,926                     $2,576                  $650

The tax character of distributions paid during the year ended December 31, 2004 and the period ended December 31, 2003 was as follows:

                                        YEAR ENDED              PERIOD ENDED
                                 DECEMBER 31, 2004       DECEMBER 31, 2003 1
----------------------------------------------------------------------------
Distributions paid from:
Ordinary income                         $  305,198                       $--
Long-term capital gain                     289,723                        --
                                 -------------------------------------------
Total                                     $594,921                       $--
                                 ===========================================

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities                 $  2,513,881
                                               =============
Gross unrealized appreciation                  $    692,064
Gross unrealized depreciation                        (9,276)
                                               -------------
Net unrealized appreciation                    $    682,788
                                               =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2004      PERIOD ENDED DECEMBER 31, 2003 1
                                                  SHARES            AMOUNT              SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                  --        $       --             300,000      $  3,000,000
Dividends and/or distributions reinvested         10,679           135,090                  --                --
Redeemed                                         (81,120)         (999,952)                 --                --
                                              ------------------------------------------------------------------
Net increase (decrease)                          (70,441)       $ (864,862)            300,000      $  3,000,000
                                              ==================================================================

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were
$3,336,459 and $4,347,469, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MONEY FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Money Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Money Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                     PRINCIPAL           VALUE
                                                        AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--13.7%
-------------------------------------------------------------------------------
DOMESTIC CERTIFICATES OF DEPOSIT--2.0%
Citibank NA, 2.31%, 2/23/05                        $ 2,000,000   $   2,000,000
-------------------------------------------------------------------------------
Washington Mutual Bank FA,
2.29%, 2/11/05                                       2,000,000       2,000,000
                                                                 --------------
                                                                     4,000,000

-------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--11.7%
Bank of Montreal Chicago, 2.28%,
1/13/05                                              2,000,000       2,000,000
-------------------------------------------------------------------------------
BNP Paribas, New York, 2.33%,
6/22/05 1                                            5,000,000       4,998,933
-------------------------------------------------------------------------------
Fortis Bank SA/NV, New York,
2.10%, 1/5/05                                        2,500,000       2,500,000
-------------------------------------------------------------------------------
Nordea Bank Finland plc, New York
Branch, 2.34%, 6/29/05 1                             3,000,000       2,999,482
-------------------------------------------------------------------------------
Societe Generale, New York, 2.33%,
6/14/05 1                                            5,000,000       4,999,321
-------------------------------------------------------------------------------
Svenska Handelsbanken NY, 2.47%,
3/24/05                                              3,500,000       3,500,000
-------------------------------------------------------------------------------
Toronto Dominion Bank, New York,
2.34%, 2/10/05                                       2,000,000       2,000,000
                                                                 --------------
Total Certificates of Deposit (Cost $26,997,736)                    26,997,736

-------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS--8.6%
-------------------------------------------------------------------------------
AB SPINTAB, 2.39%, 2/23/05                           3,000,000       2,989,466
-------------------------------------------------------------------------------
Barclays US Funding Corp.,
2.18%, 1/12/05                                       2,500,000       2,498,335
-------------------------------------------------------------------------------
Calyon North America, Inc.,
2.25%, 1/4/05                                        2,000,000       1,999,625
-------------------------------------------------------------------------------
DnB NOR Bank ASA, 2.27%, 2/1/05                      1,200,000       1,197,654
-------------------------------------------------------------------------------
Governor & Co. of the Bank of
Ireland, 2.08%, 3/29/05 2                            2,000,000       1,989,947
-------------------------------------------------------------------------------
HBOS Treasury Services, 2.33%,
2/28/05                                              1,250,000       1,245,308
-------------------------------------------------------------------------------
Skandinaviska Enskilda Banken AB,
2.45%, 3/23/05 2                                     2,000,000       1,988,975
-------------------------------------------------------------------------------
Standard Federal Bank, 2.17%, 1/7/05                 1,000,000       1,000,000
-------------------------------------------------------------------------------
Swedbank AB, 2.31%, 2/9/05                           2,000,000       1,994,995
                                                                 --------------
Total Direct Bank Obligations
(Cost $16,904,305)                                                  16,904,305

-------------------------------------------------------------------------------
LETTERS OF CREDIT--2.6%
-------------------------------------------------------------------------------
Chase Manhattan Bank, guaranteeing
commercial paper of NATC
California LLC, 2.03%, 1/19/05
(Cost $4,994,925)                                    5,000,000       4,994,925

                                                     PRINCIPAL           VALUE
                                                        AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------
SHORT-TERM NOTES--71.5%
-------------------------------------------------------------------------------
ASSET-BACKED--25.0%
Cable Beach LP, 2.03%, 1/6/05 2                    $ 3,000,000   $   2,999,154
-------------------------------------------------------------------------------
Chesham Finance LLC, 2.38%, 2/28/05 2                1,000,000         996,166
-------------------------------------------------------------------------------
Crown Point Capital Co.:
1.85%, 1/21/05 2                                     4,100,000       4,095,786
2.11%, 3/21/05 2                                     2,325,000       2,314,235
-------------------------------------------------------------------------------
Eiffel Funding LLC, 2.36%, 2/10/05 2                 2,040,000       2,034,651
-------------------------------------------------------------------------------
FCAR Owner Trust I, 2.20%, 1/7/05                    1,000,000         999,633
-------------------------------------------------------------------------------
Gotham Funding Corp., 2.31%,
1/10/05 2                                            1,500,000       1,499,134
-------------------------------------------------------------------------------
GOVCO, Inc., 2.05%, 1/18/05 2                        4,000,000       3,996,128
-------------------------------------------------------------------------------
Grampian Funding LLC, 2.32%,
2/1/05 2                                             1,300,000       1,297,403
-------------------------------------------------------------------------------
Legacy Capital LLC, 2.02%, 3/4/05 2                  2,500,000       2,491,260
-------------------------------------------------------------------------------
Lexington Parker Capital Co. LLC:
2.03%, 1/10/05 2                                     2,000,000       1,998,995
2.15%, 4/5/05 2                                      3,000,000       2,983,158
-------------------------------------------------------------------------------
Neptune Funding Corp., 2.53%,
3/7/05 2                                             3,500,000       3,487,108
-------------------------------------------------------------------------------
New Center Asset Trust, 2.21%,
1/14/05                                              2,500,000       2,498,005
-------------------------------------------------------------------------------
Perry Global Funding LLC,
Series A, 2.06%, 1/24/05 2                           5,266,000       5,259,069
-------------------------------------------------------------------------------
Regency Markets No. 1 LLC, 2.37%,
1/7/05 2                                             2,000,000       1,999,230
-------------------------------------------------------------------------------
Sheffield Receivables Corp., 2.17%,
1/3/05 2                                             1,100,000       1,099,867
-------------------------------------------------------------------------------
Thornburg Mortgage Capital
Resources, 2.11%, 1/31/05 2                          5,000,000       4,992,166
-------------------------------------------------------------------------------
Victory Receivables Corp., 2.22%,
1/14/05 2                                            1,000,000         999,198
-------------------------------------------------------------------------------
Windmill Funding Corp., 2.25%,
1/19/05 2                                            1,000,000         998,875
                                                                 --------------
                                                                    49,039,221

-------------------------------------------------------------------------------
AUTOMOBILES--3.3%
Ande Chevrolet Olds, Inc.,
2.57%, 1/1/05 1                                      2,000,000       2,000,000
-------------------------------------------------------------------------------
BMW US Capital LLC:
2.20%, 1/3/05 2                                      2,500,000       2,499,694
2.30%, 1/14/05 2                                     2,000,000       1,998,339
                                                                 --------------
                                                                     6,498,033

-------------------------------------------------------------------------------
CAPITAL MARKETS--13.3%
Banc of America Securities LLC,
2.32%, 1/3/05 1                                      5,000,000       5,000,000
-------------------------------------------------------------------------------
Bear Stearns Cos., Inc., 2.01%, 1/13/05              3,220,000       3,217,843
-------------------------------------------------------------------------------
First Clearing LLC, 2.41%, 6/6/05 1                  8,000,000       8,000,000
-------------------------------------------------------------------------------
Lehman Brothers, Inc., 2.38%,
12/15/05 1                                           5,000,000       5,000,000

                          6 | OPPENHEIMER MONEY FUND/VA

                                                     PRINCIPAL           VALUE
                                                        AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------
CAPITAL MARKETS--13.3%
Morgan Stanley, 2.34%, 1/21/05                     $ 5,000,000   $   4,993,500
                                                                 --------------
                                                                    26,211,343

-------------------------------------------------------------------------------
COMMERCIAL BANKS--0.8%
Bank of America Corp., 2.19%,
1/13/05                                              1,500,000       1,498,905
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.8%
General Electric Capital Corp.,
2.32%, 2/25/05                                       3,000,000       2,989,367
-------------------------------------------------------------------------------
General Electric Capital Services,
2.46%, 3/21/05                                       3,500,000       3,481,106
-------------------------------------------------------------------------------
Household Finance Corp., 2%,
1/13/05                                              5,000,000       4,996,667
                                                                 --------------
                                                                    11,467,140

-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
Alta Mira LLC, Series 2004, 2.57%,
1/3/05 1                                             2,250,000       2,250,000
-------------------------------------------------------------------------------
INSURANCE--7.9%
Jackson National Life Global Funding,
Series 2004-6, 2.40%, 1/17/05 1,3                    2,500,000       2,500,000
-------------------------------------------------------------------------------
Metropolitan Life Global Funding I,
Series 2003-5, 2.44%, 1/17/05 1,4                    4,000,000       4,000,000
-------------------------------------------------------------------------------
Security Life of Denver Insurance
Co., 2.54%, 1/24/05 1,4                              5,000,000       5,000,000
-------------------------------------------------------------------------------
United of Omaha Life Insurance
Co., 2.38%, 11/17/05 1,4                             4,000,000       4,000,000
                                                                 --------------
                                                                    15,500,000

-------------------------------------------------------------------------------
LEASING & FACTORING--2.0%
American Honda Finance Corp.,
2.79%, 3/11/05 1,3                                   1,000,000       1,000,523
-------------------------------------------------------------------------------
Toyota Motor Credit Corp.,
2.17%, 1/12/05                                       3,000,000       2,998,011
                                                                 --------------
                                                                     3,998,534

-------------------------------------------------------------------------------
OIL & GAS--1.0%
Koch Industries LLC, 2.29%, 1/11/05 2                2,000,000       1,998,728
-------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--11.2%
Cooperative Assn. of Tractor
Dealers, Inc., Series A:
2.35%, 1/4/05                                        2,571,000       2,570,497
2.36%, 2/18/05                                       1,300,000       1,295,909
-------------------------------------------------------------------------------
Cooperative Assn. of Tractor
Dealers, Inc., Series B:
2.36%, 2/15/05                                       1,000,000         997,050
2.40%, 1/5/05                                        2,500,000       2,499,333
2.48%, 3/15/05                                       1,500,000       1,492,457
-------------------------------------------------------------------------------
K2 (USA) LLC:
2.12%, 1/25/05 2                                     1,250,000       1,248,233
2.38%, 6/30/05 1,3                                   3,000,000       2,999,699
-------------------------------------------------------------------------------
LINKS Finance LLC, 2.35%, 12/15/05 1,3               3,000,000       2,999,142

                                                     PRINCIPAL           VALUE
                                                        AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL Continued
Parkland (USA) LLC, 2.38%, 1/14/05 1,3             $ 2,000,000   $   1,999,993
-------------------------------------------------------------------------------
RACERS Trust, Series 2004-6-MM,
2.41%, 1/24/05 1,3                                   1,000,000       1,000,000
-------------------------------------------------------------------------------
Sigma Finance, Inc., 2.35%, 12/15/05 1,3             2,900,000       2,899,200
                                                                 --------------
                                                                    22,001,513
                                                                 --------------
Total Short-Term Notes
(Cost $140,463,417)                                                140,463,417

-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--3.3%
-------------------------------------------------------------------------------
Federal Home Loan Bank,
1.50%, 3/1/05                                        2,000,000       2,000,000
-------------------------------------------------------------------------------
Federal National Mortgage Assn.:
1.375%, 2/18/05                                      2,000,000       2,000,000
1.60%, 5/13/05                                       2,500,000       2,500,000
                                                                 --------------
Total U.S. Government Agencies
(Cost $6,500,000)                                                    6,500,000

-------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $195,860,383)                                       99.7%    195,860,383
-------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            0.3         642,440
                                                   ----------------------------
NET ASSETS                                               100.0%  $ 196,502,823
                                                   ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM  NOTES,  DIRECT BANK OBLIGATIONS AND LETTERS OF CREDIT ARE GENERALLY
TRADED ON A  DISCOUNT  BASIS; THE INTEREST RATE SHOWN IS THE  DISCOUNT RATE
RECEIVED BY THE FUND AT THE TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR
INTEREST AT THE RATES SHOWN.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security  issued in an exempt transaction without registration under the
Securities Act of 1933. Such securities amount to $57,265,499,  or 29.14% of the
Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $15,398,557 or 7.84% of the Fund's net assets as of December 31, 2004.

4. Illiquid security. The aggregate value of illiquid securities as of December
31, 2004 was $13,000,000, which represents 6.62% of the Fund's net assets. See
Note 4 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value (cost $195,860,383)--see accompanying statement of investments   $ 195,860,383
-----------------------------------------------------------------------------------------------------
Cash                                                                                         151,267
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                           674,010
Interest                                                                                     140,157
Other                                                                                          3,085
                                                                                       --------------
Total assets                                                                             196,828,902

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                       176,208
Dividends                                                                                    112,938
Shareholder communications                                                                    17,299
Trustees' compensation                                                                         4,432
Transfer and shareholder servicing agent fees                                                    844
Other                                                                                         14,358
                                                                                       --------------
Total liabilities                                                                            326,079

-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 196,502,823
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $     196,475
-----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               196,306,550
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                    (202)
                                                                                       --------------
NET ASSETS--applicable to 196,475,255 shares of beneficial interest outstanding        $ 196,502,823
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE               $        1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

-------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------
Interest                                               $ 3,151,606

-------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------
Management fees                                            982,603
-------------------------------------------------------------------
Shareholder communications                                  19,605
-------------------------------------------------------------------
Transfer and shareholder servicing agent fees               10,029
-------------------------------------------------------------------
Trustees' compensation                                       5,499
-------------------------------------------------------------------
Custodian fees and expenses                                  3,733
-------------------------------------------------------------------
Other                                                       20,310
                                                       ------------
Total expenses                                           1,041,779
Less reduction to custodian expenses                        (1,310)
                                                       ------------
Net expenses                                             1,040,469

-------------------------------------------------------------------
NET INVESTMENT INCOME                                    2,111,137

-------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS                               481

-------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ 2,111,618
                                                       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                               2004             2003
------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------
Net investment income                                                        $   2,111,137    $   2,534,902
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                               481             (683)
                                                                             -------------------------------
Net increase in net assets resulting from operations                             2,111,618        2,534,219

------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                            (2,111,137)      (2,534,902)

------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from beneficial interest transactions     (41,110,557)    (142,355,858)
------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Total decrease                                                                 (41,110,076)    (142,356,541)
------------------------------------------------------------------------------------------------------------
Beginning of period                                                            237,612,899      379,969,440
                                                                             -------------------------------
End of period                                                                $ 196,502,823    $ 237,612,899
                                                                             ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                     2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain                      .01 1         .01           .01           .04           .06
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.01)         (.01)         (.01)         (.04)         (.06)
Dividends from net realized gain                              --            --            -- 2          --            --
                                                       --------------------------------------------------------------------
Total dividends and/or distributions to shareholders        (.01)         (.01)         (.01)         (.04)         (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                       ====================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                              0.98%         0.79%         1.47%         3.85%         6.26%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 196,503     $ 237,613     $ 379,969     $ 370,229     $ 215,771
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 218,243     $ 316,096     $ 386,457     $ 288,106     $ 204,586
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       0.97%         0.80%         1.46%         3.59%         5.98%
Total expenses                                              0.48% 5       0.47% 5       0.47% 5       0.52% 5       0.51% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Money Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income from investments in
"money market" securities consistent with low capital risk and the maintenance of liquidity. The Trust's investment advisor is OppenheimerFunds, Inc. (the
Manager).

      Shares of the Fund are only sold to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.

     The following is a summary of significant  accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

        UNDISTRIBUTED NET     UNDISTRIBUTED       ACCUMULATED CAPITAL
        INVESTMENT INCOME   LONG-TERM GAINS   LOSS CARRYFORWARD 1,2,3
        -------------------------------------------------------------
        $ 163,152                      $ --                     $ 202

1. As of December 31, 2004, the Fund had $202 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforward were as follows:

               EXPIRING
               ----------------------
               2011             $ 202

2. During the fiscal year December 31, 2004, the Fund utilized $481 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year December 31, 2003, the Fund did not utilize any capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                        YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 2004   DECEMBER 31, 2003
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                  $ 2,111,137         $ 2,534,902

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED DECEMBER 31, 2004    YEAR ENDED DECEMBER 31, 2003
                                                  SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------

Sold                                         135,559,970   $  135,559,970    339,107,835   $  339,107,835
Dividends and/or distributions reinvested      2,042,069        2,042,069      2,603,068        2,603,068
Redeemed                                    (178,712,596)    (178,712,596)  (484,066,761)    (484,066,761)
                                            --------------------------------------------------------------
Net decrease                                 (41,110,557)  $  (41,110,557)  (142,355,858)  $ (142,355,858)
                                            ==============================================================

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.45% of the first $500 million of average annual net assets,
0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of average annual net assets in excess of $1.5 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$10,018 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES

As of December 31, 2004,  investments  in  securities  included  issues that are illiquid.  A security may be considered illiquid if it lacks a readily available market or if its  valuation  has not changed for a certain  period of time.  The
Fund will not invest more than 10% of its net assets  (determined at the time of purchase and reviewed periodically) in illiquid securities.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER STRATEGIC BOND FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Strategic Bond Fund/VA, a series of Oppenheimer Variable Account
Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Strategic Bond Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.4%
--------------------------------------------------------------------------------
Arbor I Ltd., Catastrophe
Linked Nts.,
Series 2004-4, 16.49%, 3/15/06 1                 $     250,000   $       253,774
--------------------------------------------------------------------------------
Bank One Auto Securitization
Trust, Automobile Receivable
Certificates,
Series 2003-1, Cl. A2,
1.29%, 8/21/06                                         212,619           212,242
--------------------------------------------------------------------------------
BMW Vehicle Owner Trust,
Automobile Loan Certificates,
Series 2004-A, Cl. A2,
1.88%, 10/25/06                                        716,519           714,221
--------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust, Automobile Mtg.-Backed
Nts., Series 2004-2, Cl. A3, 3.58%,
1/15/09                                                740,000           739,075
--------------------------------------------------------------------------------
Centex Home Equity Co. LLC,
Home Equity Loan Asset-Backed
Certificates:
Series 2003-C, Cl. AF1,
2.14%, 7/25/18                                          71,469            71,389
Series 2004-A, Cl. AF1,
2.03%, 6/25/19                                         136,318           135,794
Series 2004-D, Cl. AF1,
2.98%, 4/25/20 2                                       338,237           337,140
--------------------------------------------------------------------------------
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3,
3.44%, 4/25/23                                         109,997           110,004
Series 2003-1, Cl. 1A3,
3.14%, 7/25/23                                         302,706           302,548
Series 2003-4, Cl. 1A1,
2.538%, 9/25/17 1                                       53,909            53,938
Series 2003-4, Cl. 1A2,
2.138%, 7/25/18                                        280,000           279,060
Series 2004-1, Cl. 2A1,
2.528%, 9/25/21 1                                      486,551           486,864
--------------------------------------------------------------------------------
Chase Manhattan Auto Owner
Trust, Automobile Loan
Pass-Through Certificates:
Series 2002-A, Cl. A4,
4.24%, 9/15/08                                         152,203           153,155
Series 2003-B, Cl. A2,
1.28%, 3/15/06                                          58,362            58,330
--------------------------------------------------------------------------------
CIT Equipment Collateral,
Equipment Receivable-Backed
Nts., Series 2004-DFS, Cl. A2,
2.66%, 11/20/06 2                                      550,000           547,659
--------------------------------------------------------------------------------
CIT Group Home Equity Loan
Trust, Home Equity Loan
Asset-Backed Certificates,
Series 2003-1, Cl. A2, 2.35%,
4/20/27                                                292,505           291,952

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Citibank Credit Card Issuance
Trust, Credit Card Receivable Nts.,
Series 2002-A3, Cl. A3,
4.40%, 5/15/07                                   $     530,000   $       533,661
--------------------------------------------------------------------------------
CitiFinancial Mortgage Securities,
Inc., Home Equity Collateralized
Mtg. Obligations:
Series 2003-2, Cl. AF1,
2.518%, 5/25/33 1                                       32,335            32,356
Series 2003-3, Cl. AF1,
2.538%, 8/25/33 1                                      144,250           144,346
--------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates,
Series 2002-B, Cl. FX,
10.421%, 3/22/07 2                                     500,000           514,941
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan
Pass-Through Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                  177,134           177,116
Series 2003-B, Cl. A2, 1.61%, 7/10/06                  561,254           560,311
Series 2004-B, Cl. A2, 2.48%, 2/8/07 2                 600,000           598,561
Series 2004-C, Cl. A2, 2.62%, 6/8/07                 1,040,000         1,036,808
--------------------------------------------------------------------------------
Embarcadero Aircraft
Securitization Trust, Airplane
Receivable Nts., Series 2000-A,
Cl. B, 0.678%, 8/15/25 2,3,4                         1,820,063               569
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2004-A,
Cl. A2, 2.13%, 10/15/06                              1,120,000         1,115,639
--------------------------------------------------------------------------------
Harley-Davidson Motorcycle
Trust, Motorcycle Receivable Nts.,
Series 2003-3, Cl. A1, 1.50%, 1/15/08                  389,176           387,801
--------------------------------------------------------------------------------
Honda Auto Receivables
Owner Trust, Automobile
Receivable Obligations:
Series 2003-3, Cl. A2, 1.52%, 4/21/06                  419,992           419,289
Series 2003-4, Cl. A2, 1.58%, 7/17/06                  524,914           523,743
--------------------------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates,
Series 2003-2, Cl. A2,
1.56%, 12/18/06                                        192,376           191,996
--------------------------------------------------------------------------------
M&I Auto Loan Trust,
Automobile Loan Certificates:
Series 2002-1, Cl. A3,
2.49%, 10/22/07                                        229,259           229,227
Series 2003-1, Cl. A2, 1.60%, 7/20/06                  371,164           370,628
--------------------------------------------------------------------------------
National City Auto Receivables
Trust, Automobile Receivable
Obligations, Series 2004-A, Cl. A2,
1.50%, 2/15/07                                         431,428           429,910

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
NC Finance Trust, Collateralized
Mtg. Obligations, Series 1999-I,
Cl. ECFD, 8.75%, 1/25/29 2                       $      66,744   $        17,812
--------------------------------------------------------------------------------
Nissan Auto Lease Trust,
Automobile Lease Obligations:
Series 2003-A, Cl. A2,
1.69%, 12/15/05                                         35,559            35,559
Series 2004-A, Cl. A2,
2.55%, 1/15/07                                         480,000           479,674
--------------------------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Automobile Receivable Nts.:
Series 2002-A, Cl. A4,
4.28%, 10/16/06                                        120,752           121,361
Series 2003-B, Cl. A3,
1.51%, 8/15/07                                         125,776           124,783
Series 2004-A, Cl. A2,
1.40%, 7/17/06                                         499,348           497,341
--------------------------------------------------------------------------------
Option One Mortgage Loan
Trust, Home Equity Mtg.
Obligations, Series 2004-3, Cl. A2,
2.568%, 11/25/34 1,2                                   326,595           326,805
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust, Home Equity
Pass-Through Certificates,
Series 2004-5, Cl. A F2,
3.735%, 11/10/34 2                                     200,000           199,334
--------------------------------------------------------------------------------
Sequoia Capital Ltd.,
Catastrophe Nts.,
Series 2004-2, 7.24%, 3/15/05 1                        250,000           249,931
--------------------------------------------------------------------------------
Toyota Auto Receivables Owner
Trust, Automobile
Mtg.-Backed Obligations:
Series 2002-B, Cl. A3,
3.76%, 6/15/06                                          38,998            39,054
Series 2003-B, Cl. A2,
1.43%, 2/15/06                                         162,898           162,799
--------------------------------------------------------------------------------
USAA Auto Owner Trust,
Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3,
2.41%, 10/16/06                                        102,245           102,242
Series 2004-1, Cl. A2,
1.43%, 9/15/06                                       1,196,193         1,192,385
Series 2004-2, Cl. A2,
2.41%, 2/15/07                                         610,000           608,073
Series 2004-3, Cl. A2,
2.79%, 6/15/07                                         490,000           489,033
--------------------------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2,
2.47%, 1/22/07                                         640,000           637,075

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced
Trust, Automobile Loan
Receivable Certificates:
Series 2003-1, Cl. A2,
1.11%, 12/20/05                                  $      73,599   $        73,574
Series 2003-2, Cl. A2,
1.55%, 6/20/06                                         283,939           283,387
--------------------------------------------------------------------------------
Wachovia Auto Owner Trust,
Automobile Receivable Nts.,
Series 2004-B, Cl. A2,
2.40%, 5/21/07                                         460,000           458,107
--------------------------------------------------------------------------------
Wells Fargo Home Equity Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. AI1B,
2.94%, 9/25/18                                         946,271           941,898
--------------------------------------------------------------------------------
Whole Auto Loan Trust,
Automobile Loan Receivable
Certificates:
Series 2003-1, Cl. A2A,
1.40%, 4/15/06                                         383,197           382,479
Series 2003-1, Cl. A3B,
1.99%, 5/15/07                                         220,000           218,151
Series 2004-1, Cl. A2A,
2.59%, 5/15/07                                         620,000           617,718
                                                                 ---------------
Total Asset-Backed Securities
(Cost $22,179,442)                                                    20,272,622

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--12.7%
--------------------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1997-D4, Cl. B1,
7.525%, 4/14/29                                        375,000           433,282
--------------------------------------------------------------------------------
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates,
Series 2004-6, Cl. A3,
4.512%, 12/10/42                                       560,000           560,000
--------------------------------------------------------------------------------
Bank of America Mortgage
Securities, Inc., Collateralized
Mtg. Obligations Pass-Through
Certificates:
Series 2004-2, Cl. 2A1,
6.50%, 7/20/32                                         982,015         1,003,277
Series 2004-8, Cl. 5A1,
6.50%, 5/25/32                                         785,464           816,147
Series 2004-E, Cl. 2A9,
3.712%, 6/25/34                                        497,824           498,138
Series 2004-G, Cl. 2A1,
2.469%, 8/25/34                                        368,414           367,688
--------------------------------------------------------------------------------
CIT Equipment Collateral,
Equipment Receivable-
Backed Nts.,
Series 2003-EF1, Cl. A2,
1.49%, 12/20/05                                         38,995            39,003

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Countrywide Alternative Loan Trust,
Collateralized Mtg. Obligations,
Series 2004-J9, Cl. 1A1,
2.598%, 10/25/34 1                               $     765,604   $       766,485
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%, 1/1/35 5                                         9,609,000         9,542,938
5.50%, 1/1/35 5                                      3,040,000         3,088,452
6%, 9/1/24                                           3,647,046         3,792,091
7%, 3/1/31-11/1/34                                   4,646,138         4,926,953
11%, 11/1/14                                            63,381            69,407
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Pass-Through Participation
Certificates, Series 151, Cl. F,
9%, 5/15/21                                            108,068           108,128
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                     145,350           146,508
Series 2055, Cl. ZM, 6.50%, 5/15/28                    366,469           381,155
Series 2080, Cl. Z, 6.50%, 8/15/28                     227,788           234,885
Series 2387, Cl. PD, 6%, 4/15/30                       491,475           509,443
Series 2466, Cl. PD, 6.50%, 4/15/30                    139,825           140,498
Series 2498, Cl. PC, 5.50%, 10/15/14                    60,326            60,843
Series 2500, Cl. FD, 2.903%, 3/15/32 1                 138,846           139,391
Series 2526, Cl. FE, 2.803%, 6/15/29 1                 170,408           171,021
Series 2551, Cl. FD, 2.803%, 1/15/33 1                 136,801           137,739
Series 2551, Cl. TA, 4.50%, 2/15/18                     59,590            59,552
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. B, (1.91)%, 7/1/26 6                   430,500            79,803
Series 192, Cl. IO, 3.27%, 2/1/28 6                    112,605            20,926
Series 200, Cl. IO, 2.89%, 1/1/29 6                    137,998            26,456
Series 205, Cl. IO, (0.22)%, 9/1/29 6                  648,115           121,500
Series 208, Cl. IO, (29.18)%, 6/1/30 6                 741,029           136,045
Series 2074, Cl. S, 11.86%, 7/17/28 6                  144,882            18,659
Series 2079, Cl. S, 10.47%, 7/17/28 6                  225,939            29,433
Series 2526, Cl. SE, 17.17%, 6/15/29 6                 318,589            25,898
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 1/1/20 5                                      3,175,000         3,165,078
5%, 1/1/20-1/1/35 5                                  5,784,000         5,802,086
5.50%, 3/1/33-1/1/34                                 5,067,193         5,150,261
5.50%, 1/1/35 5                                     15,257,000        15,490,615
6%, 9/1/24                                           1,095,238         1,139,933
6%, 1/1/35 5                                         5,145,000         5,320,249
6.50%, 5/1/29-10/1/30                                  349,551           367,350
6.50%, 1/1/35 5                                      5,741,000         6,020,874
7%, 12/1/23-8/1/34                                  11,386,535        12,074,521
7%, 8/1/28-1/1/35 5                                  4,961,590         5,258,944
7.50%, 8/1/25-2/1/27                                   303,017           325,469
8.50%, 7/1/32                                           30,386            33,011

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1998-63, Cl. PG, 6%, 3/25/27               $     134,095   $       134,735
Trust 2001-50, Cl. NE, 6%, 8/25/30                     263,368           267,008
Trust 2001-70, Cl. LR, 6%, 9/25/30                     257,913           262,970
Trust 2001-72, Cl. NH, 6%, 4/25/30                     206,421           211,102
Trust 2001-74, Cl. PD, 6%, 5/25/30                      87,676            88,865
Trust 2002-50, Cl. PD, 6%, 9/25/27                     143,345           143,441
Trust 2002-77, Cl. WF,
2.81%, 12/18/32 1                                      219,585           220,883
Trust 2002-94, Cl. MA,
4.50%, 8/25/09                                         389,325           390,178
Trust 2003-81, Cl. PA, 5%, 2/25/12                     110,657           111,064
Trust 2004-101, Cl. BG, 5%, 1/25/20                    630,000           635,513
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 319, Cl. 2, (3.08)% 2/1/32 6                     280,066            53,832
Trust 2002-28, Cl. SA,
12.58%, 4/25/32 6                                      171,247            17,021
Trust 2002-38, Cl. SO,
19.60%, 4/25/32 6                                      941,721            75,715
Trust 2002-48, Cl. S,
10.91%, 7/25/32 6                                      274,141            28,629
Trust 2002-52, Cl. SL,
11.27%, 9/25/32 6                                      172,075            18,084
Trust 2002-56, Cl. SN,
13.38%, 7/25/32 6                                      376,704            39,455
Trust 2002-77, Cl. IS,
15.90%, 12/18/32 6                                   1,604,414           169,157
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 214, Cl. 2, 1.30%, 3/1/23 6                    1,743,262           332,038
Trust 221, Cl. 2, (1.23)%, 5/1/23 6                    197,058            38,107
Trust 240, Cl. 2, 3.35%, 9/1/23 6                      340,010            64,752
Trust 301, Cl. 2, (3.70)%, 4/1/29 6                    841,291           159,680
Trust 313, Cl. 2, (29.08)%, 7/1/31 6                   930,965           179,140
Trust 321, Cl. 2, (3.53)%, 3/1/32 6                  1,238,418           246,105
Trust 324, Cl. 2, (9.92)%, 6/1/32 6                  2,154,476           438,653
Trust 333, Cl. 2, 2.31%, 3/1/33 6                      817,230           176,743
Trust 2001-63, Cl. SD,
17.40%, 12/18/31 6                                     295,586            31,275
Trust 2001-68, Cl. SC,
13.63%, 11/25/31 6                                     217,386            23,651
Trust 2001-81, Cl. S,
13.68%, 1/25/32 6                                      297,295            36,260
Trust 2002-9, Cl. MS,
10.62%, 3/25/32 6                                      367,130            40,046
Trust 2002-77, Cl. SH,
21.15%, 12/18/32 6                                     371,337            37,605

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates,
Series 1997-CHL1, Cl. D,
7.863%, 4/29/39 1,2                              $     350,000   $       356,617
--------------------------------------------------------------------------------
First Union National Bank/
Lehman Brothers/Bank of
America Commercial Mtg. Trust,
Pass-Through Certificates,
Series 1998-C2, Cl. A2,
6.56%, 11/18/35                                        360,000           387,274
--------------------------------------------------------------------------------
GE Capital Commercial
Mortgage Corp.,
Commercial Mtg. Obligations,
Series 2004-C3, Cl. A2,
4.433%, 7/10/39                                        390,000           395,179
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc.,
Commercial Mtg. Obligations,
Series 2004-C3, Cl. A4,
4.547%, 12/10/41                                       360,000           360,947
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates,
Series 1997-C1, Cl. A3,
6.869%, 7/15/29                                        294,379           311,620
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F,
7.089%, 5/15/30 1                                    1,800,000         1,883,750
--------------------------------------------------------------------------------
Government National
Mortgage Assn.:
4.625%, 11/20/25 1                                      18,008            18,430
7%, 3/15/28-7/15/28                                  1,148,877         1,223,374
7.50%, 2/15/27                                         158,177           170,305
8%, 11/15/25-5/15/26                                   148,485           161,741
--------------------------------------------------------------------------------
Government National
Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA,
8.73%, 3/16/28 6                                       275,939            33,487
Series 1998-19, Cl. SB,
10.70%, 7/16/28 6                                      461,648            60,289
Series 2001-21, Cl. SB,
14.94%, 1/16/27 6                                    2,222,960           212,607
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1,
3.659%, 10/10/28                                       407,183           402,757
Series 2004-GG2, Cl. A3,
4.602%, 8/10/38                                        250,000           255,071

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust,
Collateralized Mtg. Obligations,
Series 04-12, Cl. 3A1,
4.593%, 12/25/34 1,2                             $   1,176,093   $     1,177,713
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
Pass-Through Collateralized Mtg.
Obligations, Series 2004-6, Cl. 10A1,
6%, 7/25/34                                          1,125,260         1,161,934
--------------------------------------------------------------------------------
Mastr Seasoned Securities Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. PT65,
6.50%, 12/1/34 5                                     1,625,000         1,673,496
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors,
Inc., Mtg. Pass-Through Certificates,
Series 1995-C2, Cl. D,
7.545%, 6/15/21 1                                      165,632           169,720
--------------------------------------------------------------------------------
Morgan Stanley Capital I Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. F,
7.472%, 2/15/28 1,7                                    162,744           150,727
Series 1997-XL1, Cl. G,
7.695%, 10/3/30                                        390,000           258,472
--------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                         420,000           454,560
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co.
II LLC, Commercial Mtg.
Pass-Through Certificates,
Series PRU-HTG 2000-C1, Cl. A2,
7.306%, 10/6/15                                        556,000           640,926
--------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 1996-B, Cl. 1,
4.357%, 4/25/26 1,2                                      5,768             5,325
Series 1996-C1, Cl. F,
8.384%, 1/20/28 1,2                                  1,000,000           823,125
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., Collateralized
Mtg. Pass-Through Certificates,
Series 2003-AR12, Cl. A2,
2.446%, 2/25/34 1                                        9,652             9,658
--------------------------------------------------------------------------------
Wells Fargo Mortgage Backed
Securities Trust, Collateralized
Mtg. Obligations:
Series 2004-DD, Cl. 2 A1,
4.548%, 1/25/35                                      1,290,000         1,292,116
Series 2004-N, Cl. A10,
3.803%, 8/25/34 2                                      966,317           969,495
Series 2004-W, Cl. A2,
4.635%, 11/25/34 1                                     575,342           576,930
                                                                 ---------------
Total Mortgage-Backed
Obligations (Cost $109,143,597)                                      108,869,487

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--8.8%
--------------------------------------------------------------------------------
Federal Home Loan Bank
Unsec. Bonds, 2.75%, 10/15/06                    $   5,135,000   $     5,096,575
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp. Nts.,
3.75%, 7/15/09 [EUR]                                 1,090,000         1,521,140
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Unsec. Nts., 6.875%, 9/15/10                         4,420,000         5,051,901
--------------------------------------------------------------------------------
Federal National
Mortgage Assn. Unsec. Nts.:
1.80%, 5/27/05                                       1,390,000         1,386,226
2.50%, 6/15/06                                       1,325,000         1,313,765
3.01%, 6/2/06                                        1,400,000         1,394,277
4.25%, 7/15/07                                       6,465,000         6,604,437
6.625%, 9/15/09                                      8,000,000         8,941,696
7.25%, 1/15/10-5/15/30                               5,765,000         6,733,930
--------------------------------------------------------------------------------
Resolution Funding Corp. Federal
Book Entry Principal Strips,
5.85%, 1/15/21 8                                     1,220,000           535,562
--------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
7.125%, 5/1/30                                         330,000           411,820
Series A, 6.79%, 5/23/12                             9,663,000        11,143,024
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.50%, 8/15/28                                       1,034,000         1,119,467
7.25%, 5/15/16                                       1,670,000         2,090,893
8.875%, 8/15/17 9                                    1,630,000         2,310,398
9.25%, 2/15/16                                         208,000           296,977
STRIPS, 4.20%, 2/15/11 8                               900,000           708,919
STRIPS, 4.60%, 2/15/16 8                               491,000           295,829
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
2.50%, 9/30/06-10/31/06                             14,025,000        13,903,978
2.75%, 8/15/07 10,11                                   525,000           519,401
2.75%, 7/31/06 9                                     3,839,000         3,827,756
                                                                 ---------------
Total U.S. Government
Obligations (Cost $75,011,468)                                        75,207,971

--------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--29.9%
--------------------------------------------------------------------------------
ARGENTINA--0.8%
Argentina (Republic of) Bonds:
1.98%, 8/3/12 1                                      6,465,000         5,438,849
2.352%, 5/3/05 1                                        56,000            55,064
Series PRE8, 2%, 1/3/10 2,3,4 [ARP]                  1,980,000           997,161
Series PR12, 2%, 1/3/16 2,3,4 [ARP]                  1,335,300           574,999
--------------------------------------------------------------------------------
Argentina (Republic of) Disc. Bonds,
3/31/23 2,3,4                                          260,000           146,900
--------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds,
Bonos de Consolidacion de Deudas,
Series PBA1, 4/1/07 2,3,4 [ARP]                         59,785            24,123
                                                                 ---------------
                                                                       7,237,096
--------------------------------------------------------------------------------
AUSTRALIA--0.8%
Queensland Treasury Corp.
Unsec. Nts., Series 09G,
6%, 7/14/09 [AUD]                                    8,300,000         6,670,330

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
AUSTRIA--0.9%
Austria (Republic of) Bonds,
6.25%, 7/15/27 [EUR]                                 3,480,000   $     6,113,012
--------------------------------------------------------------------------------
Austria (Republic of) Nts.,
Series 98-1, 5%, 1/15/08 [EUR]                       1,095,000         1,586,512
                                                                 ---------------
                                                                       7,699,524

--------------------------------------------------------------------------------
BELGIUM--1.4%
Belgium (Kingdom of) Bonds:
5%, 9/28/11 [EUR]                                      540,000           806,734
Series 19, 6.50%, 3/31/05 [EUR]                      1,180,000         1,620,114
Series 26, 6.25%, 3/28/07 [EUR]                      2,170,000         3,184,063
Series 28, 5.75%, 3/28/08 [EUR]                        755,000         1,120,134
Series 32, 3.75%, 3/28/09 [EUR]                      2,905,000         4,070,238
Series 35, 5.75%, 9/28/10 [EUR]                      1,050,000         1,616,175
                                                                 ---------------
                                                                      12,417,458

--------------------------------------------------------------------------------
BRAZIL--2.2%
Brazil (Federal Republic of) Bonds:
8.875%, 10/14/19                                     1,030,000         1,088,195
10.50%, 7/14/14                                        725,000           860,938
Series 15 yr., 3.125%, 4/15/09 1                        13,236            13,170
--------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt
Capitalization Bonds, Series 20 yr.,
8%, 4/15/14                                          7,252,993         7,429,785
--------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts.,
12%, 4/15/10                                         4,015,000         4,978,600
--------------------------------------------------------------------------------
Brazil (Federal Republic of)
Unsec. Unsub. Bonds:
10%, 8/7/11                                            760,000           884,640
11%, 8/17/40                                         1,905,000         2,262,664
Cl. B, 8.875%, 4/15/24                                 958,000           996,320
                                                                 ---------------
                                                                      18,514,312

--------------------------------------------------------------------------------
BULGARIA--0.2%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15                                         800,000         1,004,000
8.25%, 1/15/15 7                                       800,000         1,004,000
                                                                 ---------------
                                                                       2,008,000

--------------------------------------------------------------------------------
COLOMBIA--0.5%
Colombia (Republic of) Nts.,
11.75%, 3/1/10 [COP]                             3,755,000,000         1,640,708
--------------------------------------------------------------------------------
Colombia (Republic of) Unsec.
Unsub. Bonds, 8.375%, 2/15/27                          615,000           599,625
--------------------------------------------------------------------------------
Colombia (Republic of) Unsec.
Unsub. Nts., 11.375%, 1/31/08 [EUR]                  1,125,000         1,829,100
                                                                 ---------------
                                                                       4,069,433

--------------------------------------------------------------------------------
DENMARK--0.3%
Denmark (Kingdom of) Nts.,
4%, 8/15/08 [DKK]                                   12,375,000         2,344,727
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC--0.1%
Dominican Republic Bonds,
Series REGS, 9.04%, 1/23/13                            720,000           610,200

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ECUADOR--0.2%
Ecuador (Republic of) Unsec.
Bonds, 8%, 8/15/30 1                             $   1,810,000   $     1,570,175
--------------------------------------------------------------------------------
EL SALVADOR--0.1%
El Salvador (Republic of) Bonds,
7.625%, 9/21/34 7                                      590,000           610,650
--------------------------------------------------------------------------------
FINLAND--0.0%
Finland (Republic of) Sr. Unsec.
Unsub. Bonds, 2.75%, 7/4/06 [EUR]                      220,000           300,721
--------------------------------------------------------------------------------
FRANCE--2.2%
France (Government of)
Obligations Assimilables du
Tresor Bonds:
5.50%, 10/25/07 [EUR]                                1,080,000         1,577,061
5.50%, 10/25/10 [EUR]                                6,085,000         9,266,867
5.75%, 10/25/32 [EUR]                                3,300,000         5,555,232
--------------------------------------------------------------------------------
France (Government of)
Treasury Nts.:
3 yr., 3.50%, 1/12/05 [EUR]                          1,460,000         1,985,308
5 yr., 4.75%, 7/12/07 [EUR]                            120,000           171,593
                                                                 ---------------
                                                                      18,556,061

--------------------------------------------------------------------------------
GERMANY--2.6%
Germany (Republic of) Bonds:
2%, 6/17/05 [EUR]                                    2,120,000         2,880,169
5.375%, 1/4/10 [EUR]                                 1,285,000         1,928,635
Series 01, 5%, 7/4/11 [EUR]                          3,685,000         5,494,692
Series 140, 4.50%, 8/17/07 [EUR]                     1,395,000         1,983,756
Series 143, 3.50%, 10/10/08 [EUR]                    7,470,000        10,374,944
                                                                 ---------------
                                                                      22,662,196

--------------------------------------------------------------------------------
GREECE--1.9%
Greece (Republic of) Bonds:
3.50%, 4/18/08 [EUR]                                 1,055,000         1,462,521
4.60%, 5/20/13 [EUR]                                 1,545,000         2,234,250
5.35%, 5/18/11 [EUR]                                 6,735,000        10,152,575
--------------------------------------------------------------------------------
Greece (Republic of) Sr.
Unsub. Bonds, 4.65%, 4/19/07 [EUR]                   1,610,000         2,285,355
                                                                 ---------------
                                                                      16,134,701

--------------------------------------------------------------------------------
GUATEMALA--0.0%
Guatemala (Republic of) Nts.:
10.25%, 11/8/11 7                                      250,000           295,938
10.25%, 11/8/11                                         95,000           112,456
                                                                 ---------------
                                                                         408,394

--------------------------------------------------------------------------------
IRELAND--0.2%
Ireland (Republic of) Treasury Bonds,
3.25%, 4/18/09 [EUR]                                 1,045,000         1,434,620
--------------------------------------------------------------------------------
ISRAEL--0.1%
United States (Government of) Gtd.
Israel Aid Bonds, 5.50%, 12/4/23                       960,000         1,006,320

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ITALY--1.7%
Italy (Republic of) Treasury Bonds:
Buoni del Tesoro Poliennali,
4%, 3/1/05 [EUR]                                       520,000   $       708,916
Buoni del Tesoro Poliennali,
4.50%, 3/1/07 [EUR]                                  1,150,000         1,626,444
Buoni del Tesoro Poliennali,
5%, 10/15/07 [EUR]                                   5,080,000         7,324,121
Buoni del Tesoro Poliennali,
5%, 2/1/12 [EUR]                                     1,030,000         1,535,690
Buoni del Tesoro Poliennali,
5.25%, 12/15/05 [EUR]                                2,590,000         3,611,989
                                                                 ---------------
                                                                      14,807,160

--------------------------------------------------------------------------------
IVORY COAST--0.0%
Ivory Coast (Government of)
Past Due Interest Bonds,
3/29/18 2,3,4 [FRF]                                  2,194,500            76,737
--------------------------------------------------------------------------------
JAPAN--2.0%
Japan (Government of) Bonds,
5 yr., Series 14, 0.40%, 6/20/06 [JPY]           1,719,000,000        16,864,301
--------------------------------------------------------------------------------
KOREA, REPUBLIC OF SOUTH--0.2%
Korea (Republic of) Nts.:
4.25%, 6/1/13                                          780,000           749,174
8.875%, 4/15/08                                      1,170,000         1,359,615
                                                                 ---------------
                                                                       2,108,789

--------------------------------------------------------------------------------
MEXICO--0.8%
United Mexican States Bonds:
7.50%, 4/8/33                                          930,000         1,006,725
8.30%, 8/15/31                                         400,000           469,800
Series MI10, 8%, 12/19/13 [MXN]                      9,290,000           745,424
Series M20, 8%, 12/7/23 [MXN]                       23,040,000         1,672,890
--------------------------------------------------------------------------------
United Mexican States Nts.,
7.50%, 1/14/12                                       1,300,000         1,477,450
--------------------------------------------------------------------------------
United Mexican States Unsec.
Unsub. Nts.,
Series 6 BR, 6.75%, 6/6/06 [JPY]                   155,000,000         1,649,078
                                                                 ---------------
                                                                       7,021,367

--------------------------------------------------------------------------------
NEW ZEALAND--0.1%
New Zealand (Government of)
Bonds, 7%, 7/15/09 12 [NZD]                            945,000           708,711
--------------------------------------------------------------------------------
NIGERIA--0.1%
Central Bank of Nigeria
Gtd. Bonds,
Series WW, 6.25%, 11/15/20                             275,000           258,500
--------------------------------------------------------------------------------
Nigeria (Federal Republic of)
Promissory Nts.,
Series RC, 5.092%, 1/5/10                              234,574           203,111
                                                                 ---------------
                                                                         461,611

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
PANAMA--0.8%
Panama (Republic of) Bonds:
7.25%, 3/15/15                                   $   3,030,000   $     3,166,350
8.125%, 4/28/34                                        805,000           853,300
9.375%, 1/16/23                                      2,215,000         2,569,400
                                                                 ---------------
                                                                       6,589,050

--------------------------------------------------------------------------------
PERU--0.3%
Peru (Republic of) Past Due
Interest Bonds,
Series 20 yr., 5%, 3/7/17 1                          1,760,000         1,698,400
--------------------------------------------------------------------------------
Peru (Republic of) Sr. Nts.,
4.53%, 2/28/16 8                                     1,464,785           884,525
                                                                 ---------------
                                                                       2,582,925

--------------------------------------------------------------------------------
PHILIPPINES--0.1%
Philippines (Republic of) Bonds,
8.375%, 2/15/11                                        438,000           439,382
--------------------------------------------------------------------------------
POLAND--1.3%
Poland (Republic of) Bonds:
Series 0K0805, 5.26%, 8/12/05 8 [PLZ]               17,265,000         5,558,069
Series DS0509, 6%, 5/24/09 [PLZ]                    10,840,000         3,604,407
Series DS1013, 5%, 10/24/13 [PLZ]                    4,640,000         1,458,191
Series WS0922, 5.75%, 9/23/22 [PLZ]                  1,000,000           337,184
                                                                 ---------------
                                                                      10,957,851

--------------------------------------------------------------------------------
PORTUGAL--0.7%
Portugal (Republic of)
Obrig Do Tes Medio Prazo Nts.,
4.875%, 8/17/07 [EUR]                                1,620,000         2,324,085
--------------------------------------------------------------------------------
Portugal (Republic of)
Obrig Do Tes Medio Prazo
Unsec. Unsub. Nts.,
5.85%, 5/20/10 [EUR]                                 2,450,000         3,771,268
                                                                 ---------------
                                                                       6,095,353

--------------------------------------------------------------------------------
RUSSIA--1.3%
Aries Vermoegensverwaltungs
GmbH Credit Linked Nts.,
9.60%, 10/25/14                                      1,950,000         2,410,190
--------------------------------------------------------------------------------
Aries Vermoegensverwaltungs
GmbH Unsub. Nts., Series B,
7.75%, 10/25/09 2 [EUR]                                700,000         1,084,681
--------------------------------------------------------------------------------
Ministry Finance of Russia Debs.,
Series VI, 3%, 5/14/06 2                             1,980,000         1,947,934
--------------------------------------------------------------------------------
Russian Federation Unsec.
Unsub. Bonds, 5%, 3/31/30 1,7                        3,065,000         3,172,275
--------------------------------------------------------------------------------
Russian Federation Unsub. Nts.,
5%, 3/31/30 1                                        2,735,875         2,821,303
                                                                 ---------------
                                                                      11,436,383

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
SOUTH AFRICA--0.4%
South Africa (Republic of) Bonds:
Series R157,
13.50%, 9/15/15 [ZAR]                                7,300,000   $     1,790,648
Series R186,
10.50%, 12/21/26 [ZAR]                               2,960,000           693,472
Series R203,
8.25%, 9/15/17 [ZAR]                                 3,000,000           539,828
Series R204, 8%, 12/21/18 [ZAR]                      3,175,000           560,505
                                                                 ---------------
                                                                       3,584,453

--------------------------------------------------------------------------------
SPAIN--1.6%
Spain (Kingdom of) Bonds:
Bonos y Obligacion del Estado,
5.35%, 10/31/11 [EUR]                                3,695,000         5,630,267
Bonos y Obligacion del Estado,
5.75%, 7/30/32 [EUR]                                 2,530,000         4,247,319
--------------------------------------------------------------------------------
Spain (Kingdom of)
Treasury Bills,
2.10%, 2/18/05 8 [EUR]                               2,730,000         3,700,725
                                                                 ---------------
                                                                      13,578,311

--------------------------------------------------------------------------------
SWEDEN--0.2%
Sweden (Kingdom of) Bonds,
Series 1043, 5%, 1/28/09 [SEK]                      10,760,000         1,733,975
--------------------------------------------------------------------------------
THE NETHERLANDS--0.7%
Netherlands (Kingdom of the)
Bonds:
5%, 7/15/11 [EUR]                                    1,615,000         2,410,536
5.50%, 1/15/28 [EUR]                                 2,340,000         3,779,878
                                                                 ---------------
                                                                       6,190,414

--------------------------------------------------------------------------------
TURKEY--0.4%
Turkey (Republic of) Nts.,
7.25%, 3/15/15                                       3,105,000         3,205,913
--------------------------------------------------------------------------------
UNITED KINGDOM--1.9%
United Kingdom Treasury Nts.,
4%, 3/7/09 [GBP]                                     8,670,000        16,354,251
--------------------------------------------------------------------------------
VENEZUELA--0.8%
Venezuela (Republic of) Nts.:
3.09%, 4/20/11 1                                       750,000           682,500
8.50%, 10/8/14                                       1,285,000         1,365,698
10.75%, 9/13/13                                      4,280,000         5,120,592
                                                                 ---------------
                                                                       7,168,790
                                                                 ---------------
Total Foreign Government
Obligations (Cost $227,294,778)                                      256,220,645

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
LOAN PARTICIPATIONS--0.6%
--------------------------------------------------------------------------------
Algeria (Republic of) Loan
Participation Nts., 2.183%, 3/4/10 1,2           $     427,167   $       420,759
--------------------------------------------------------------------------------
Deutsche Bank AG:
Indonesia (Republic of) Rupiah
Loan Participation Nts.,
2.636%, 1/25/06 1                                    1,490,000         1,470,779
--------------------------------------------------------------------------------
Indonesia (Republic of)
Rupiah Loan Participation Nts.,
2.636%, 3/21/05 1                                    1,330,000         1,331,530
OAO Gazprom Loan
Participation Nts., 6.50%, 8/4/05 2                  1,520,000         1,552,224
                                                                 ---------------
Total Loan Participations
(Cost $4,679,244)                                                      4,775,292

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--28.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.0%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.6%
ArvinMeritor, Inc., 8.75% Sr.
Unsec. Unsub. Nts., 3/1/12                             700,000           812,000
--------------------------------------------------------------------------------
Collins & Aikman
Floorcoverings, Inc.,
9.75% Sr. Sub. Nts.,
Series B, 2/15/10                                      200,000           216,000
--------------------------------------------------------------------------------
Cooper Standard
Automotive Group:
7% Sr. Nts., 12/15/12 7                                 90,000            91,800
8.375% Sr. Sub. Nts., 12/15/14 7                       425,000           426,063
--------------------------------------------------------------------------------
Dana Corp.,
10.125% Nts., 3/15/10 2                                200,000           226,716
--------------------------------------------------------------------------------
Dura Operating Corp.:
9% Sr. Sub. Nts., Series B,
5/1/09 [EUR]                                           200,000           258,257
9% Sr. Unsec. Sub. Nts.,
Series D, 5/1/09                                       500,000           497,500
--------------------------------------------------------------------------------
Eagle-Picher, Inc.,
9.75% Sr. Nts., 9/1/13                                 300,000           301,500
--------------------------------------------------------------------------------
Goodyear Tire &
Rubber Co. (The),
7.857% Nts., 8/15/11                                   500,000           510,000
--------------------------------------------------------------------------------
Metaldyne Corp.:
10% Sr. Nts., 11/1/13 7                                200,000           191,000
11% Sr. Sub. Nts., 6/15/12                             300,000           250,500
--------------------------------------------------------------------------------
Stoneridge, Inc.,
11.50% Sr. Nts., 5/1/12                                500,000           583,750
--------------------------------------------------------------------------------
Tenneco Automotive, Inc.:
8.625% Sr. Sub. Nts., 11/15/14 7                       500,000           522,500
10.25% Sr. Sec. Nts.,
Series B, 7/15/13                                      150,000           177,750
--------------------------------------------------------------------------------
United Components, Inc.,
9.375% Sr. Sub. Nts., 6/15/13                          200,000           218,000
                                                                 ---------------
                                                                       5,283,336

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.2%
Apcoa, Inc.,
9.25% Sr. Unsec. Sub. Nts., 3/15/08              $     100,000   $        98,500
--------------------------------------------------------------------------------
Aztar Corp.,
9% Sr. Unsec. Sub. Nts., 8/15/11                       850,000           941,375
--------------------------------------------------------------------------------
Boyd Gaming Corp.,
8.75% Sr. Sub. Nts., 4/15/12                           300,000           335,250
--------------------------------------------------------------------------------
Carrols Corp.,
9% Sr. Sub. Nts., 1/15/13 7                            130,000           135,200
--------------------------------------------------------------------------------
Domino's, Inc.,
8.25% Sr. Unsec. Sub. Nts., 7/1/11                     547,000           600,333
--------------------------------------------------------------------------------
Gaylord Entertainment Co.,
8% Sr. Nts., 11/15/13                                  300,000           325,500
--------------------------------------------------------------------------------
Hilton Hotels Corp.,
7.625% Nts., 12/1/12                                   400,000           468,482
--------------------------------------------------------------------------------
Hollywood Park, Inc.,
9.25% Sr. Unsec. Sub. Nts.,
Series B, 2/15/07                                      325,000           332,313
--------------------------------------------------------------------------------
Intrawest Corp.,
7.50% Sr. Unsec. Nts., 10/15/13                        625,000           667,969
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14                        400,000           410,000
9% Sr. Sub. Nts., 3/15/12                              500,000           553,750
--------------------------------------------------------------------------------
John Q. Hammons Hotels, Inc.,
8.875% Sr. Nts., Series B, 5/15/12                     300,000           340,500
--------------------------------------------------------------------------------
La Quinta Properties, Inc.,
7% Sr. Sec. Nts., 8/15/12                              250,000           265,625
--------------------------------------------------------------------------------
Mandalay Resort Group,
10.25% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                                       650,000           737,750
--------------------------------------------------------------------------------
MGM Mirage, Inc.:
8.375% Sr. Unsec. Sub. Nts., 2/1/11                    600,000           679,500
9.75% Sr. Unsec. Sub. Nts., 6/1/07                     350,000           390,250
--------------------------------------------------------------------------------
Mohegan Tribal
Gaming Authority:
6.375% Sr. Sub. Nts., 7/15/09                          250,000           258,125
8% Sr. Sub. Nts., 4/1/12                               200,000           218,000
--------------------------------------------------------------------------------
NCL Corp.,
10.625% Sr. Nts., 7/15/14 7                            300,000           301,500
--------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Sub. Nts., 3/15/10                          200,000           226,250
9.375% Sr. Unsec. Sub. Nts.,
2/15/07                                                800,000           884,000
--------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.,
8.25% Sr. Unsec. Sub. Nts.,
3/15/12                                                700,000           747,250
--------------------------------------------------------------------------------
Premier Cruise Ltd.,
11% Sr. Nts., 3/15/08 2,3,4                            250,000                --
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.,
8.75% Sr. Unsub. Nts., 2/2/11                          300,000           355,875
--------------------------------------------------------------------------------
Six Flags, Inc.:
8.875% Sr. Unsec. Nts., 2/1/10                       1,234,000         1,255,595
9.625% Sr. Nts., 6/1/14                                 19,000            19,190
9.75% Sr. Nts., 4/15/13                                100,000           102,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Starwood Hotels &
Resorts Worldwide, Inc.,
7.875% Sr. Nts., 5/1/12                          $     900,000   $     1,032,750
--------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                     800,000           826,000
9.875% Sr. Unsec. Sub. Nts., 7/1/10                  1,000,000         1,057,500
--------------------------------------------------------------------------------
Sun International Hotels Ltd.,
8.875% Sr. Unsec. Sub. Nts.,
8/15/11                                                700,000           768,250
--------------------------------------------------------------------------------
Universal City Development
Partners Ltd.,
11.75% Sr. Nts., 4/1/10                                500,000           593,125
--------------------------------------------------------------------------------
Vail Resorts, Inc.,
6.75% Sr. Sub. Nts., 2/15/14                           500,000           511,250
--------------------------------------------------------------------------------
Venetian Casino Resort LLC/
Las Vegas Sands, Inc.,
11% Sec. Nts., 6/15/10                                 400,000           458,500
--------------------------------------------------------------------------------
Wynn Las Vegas LLC/
Wynn Las Vegas Capital Corp.,
6.625% Nts., 12/1/14 7                               1,800,000         1,791,000
                                                                 ---------------
                                                                      18,688,457

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.6%
Beazer Homes USA, Inc.,
8.375% Sr. Nts., 4/15/12                               400,000           442,000
--------------------------------------------------------------------------------
Blount, Inc.,
8.875% Sr. Sub. Nts., 8/1/12                           350,000           381,500
--------------------------------------------------------------------------------
D.R. Horton, Inc.:
9.375% Sr. Unsec. Sub. Nts.,
3/15/11                                                400,000           444,000
9.75% Sr. Sub. Nts., 9/15/10                           400,000           486,000
--------------------------------------------------------------------------------
KB Home:
8.625% Sr. Sub. Nts., 12/15/08                         250,000           283,750
9.50% Sr. Unsec. Sub. Nts., 2/15/11                    400,000           442,000
--------------------------------------------------------------------------------
Meritage Corp.,
9.75% Sr. Unsec. Nts., 6/1/11                          350,000           388,500
--------------------------------------------------------------------------------
Sealy Mattress Co.,
8.25% Sr. Sub. Nts., 6/15/14                           450,000           479,250
--------------------------------------------------------------------------------
Standard Pacific Corp.,
9.25% Sr. Sub. Nts., 4/15/12                           200,000           233,000
--------------------------------------------------------------------------------
WCI Communities, Inc.,
9.125% Sr. Sub. Nts., 5/1/12                           300,000           334,500
--------------------------------------------------------------------------------
William Lyon Homes, Inc.,
10.75% Sr. Nts., 4/1/13                                400,000           451,500
--------------------------------------------------------------------------------
Williams Scotsman, Inc.,
9.875% Sr. Unsec. Nts., 6/1/07                         800,000           804,000
                                                                 ---------------
                                                                       5,170,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA--3.8%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 3,4               $     350,000   $       327,250
10.25% Sr. Unsec. Nts., 11/1/06 3,4                    400,000           391,000
10.25% Sr. Unsec. Sub. Nts.,
6/15/11 3,4                                            200,000           203,500
10.875% Sr. Unsec. Nts., 10/1/10 3,4                   400,000           398,000
--------------------------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/12                                               600,000           624,000
--------------------------------------------------------------------------------
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14                        650,000           650,000
9.50% Sr. Unsec. Sub. Nts., 2/1/11                     360,000           373,950
--------------------------------------------------------------------------------
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts.,
1/15/11                                                150,000           160,313
10.25% Sr. Unsec. Sub. Nts.,
Series B, 5/1/09                                       400,000           423,500
--------------------------------------------------------------------------------
Block Communications, Inc.,
9.25% Sr. Sub. Nts., 4/15/09                           400,000           438,000
--------------------------------------------------------------------------------
Carmike Cinemas, Inc.,
7.50% Sr. Sub. Nts., 2/15/14                           500,000           514,375
--------------------------------------------------------------------------------
Charter Communications
Holdings LLC/
Charter Communications
Holdings Capital Corp.:
0%/11.75% Sr. Unsec. Sub.
Disc. Nts., 5/15/11 13                                 925,000           684,500
8.375% Sr. Nts., Second Lien,
4/30/14 7                                            3,450,000         3,657,000
--------------------------------------------------------------------------------
Cinemark USA, Inc.,
9% Sr. Unsec. Sub. Nts., 2/1/13                        300,000           343,875
--------------------------------------------------------------------------------
Cinemark, Inc., 0%/9.75%
Sr. Unsec. Disc. Nts.,
3/15/14 13                                             500,000           380,000
--------------------------------------------------------------------------------
Corus Entertainment, Inc.,
8.75% Sr. Sub. Nts., 3/1/12                            300,000           330,750
--------------------------------------------------------------------------------
CSC Holdings, Inc.,
7.625% Sr. Unsec. Unsub. Nts.,
Series B, 4/1/11                                     1,100,000         1,190,750
--------------------------------------------------------------------------------
Dex Media East LLC/
Dex Media East Finance Co.,
9.875% Sr. Unsec. Nts., 11/15/09                       200,000           228,750
--------------------------------------------------------------------------------
Dex Media West LLC,
5.875% Sr. Nts., 11/15/11 7                            900,000           900,000
--------------------------------------------------------------------------------
Dex Media West LLC/
Dex Media West Finance Co.:
8.50% Sr. Nts., 8/15/10                                300,000           335,250
9.875% Sr. Sub. Nts., 8/15/13                          586,000           678,295
--------------------------------------------------------------------------------
Dex Media, Inc.,
8% Unsec. Nts., 11/15/13                             1,350,000         1,468,125
--------------------------------------------------------------------------------
DirecTV Holdings LLC/
DirecTV Financing Co., Inc.,
8.375% Sr. Unsec. Nts., 3/15/13                      1,800,000         2,027,250

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
EchoStar DBS Corp.:
6.625% Sr. Nts., 10/1/14 7                       $     800,000   $       814,000
9.125% Sr. Nts., 1/15/09                             1,075,000         1,187,875
--------------------------------------------------------------------------------
Emmis Operating Co.,
6.875% Sr. Unsec. Sub. Nts.,
5/15/12                                                600,000           630,750
--------------------------------------------------------------------------------
Entravision
Communications Corp.,
8.125% Sr. Sub. Nts., 3/15/09                          400,000           429,000
--------------------------------------------------------------------------------
Granite Broadcasting Corp.,
9.75% Sr. Sec. Nts., 12/1/10                           619,000           594,240
--------------------------------------------------------------------------------
Insight Midwest LP/
Insight Capital, Inc.,
9.75% Sr. Nts., 10/1/09                                200,000           210,500
--------------------------------------------------------------------------------
Lin Television Corp.,
6.50% Sr. Sub. Nts., 5/15/13                           400,000           413,500
--------------------------------------------------------------------------------
LodgeNet Entertainment Corp.,
9.50% Sr. Sub. Debs., 6/15/13                          200,000           222,000
--------------------------------------------------------------------------------
Mediacom LLC/
Mediacom Capital Corp.,
9.50% Sr. Unsec. Nts., 1/15/13                         769,000           775,729
--------------------------------------------------------------------------------
MediaNews Group, Inc.,
6.375% Sr. Sub. Nts., 4/1/14                           800,000           796,000
--------------------------------------------------------------------------------
News America Holdings, Inc.,
8.875% Sr. Debs., 4/26/23                              625,000           814,644
--------------------------------------------------------------------------------
PanAmSat Corp.,
9% Sr. Nts., 8/15/14 7                               1,000,000         1,121,250
--------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8% Sr. Nts., 5/15/13                                   900,000           930,375
8.875% Sr. Unsec. Nts., 5/15/11                         19,000            20,188
--------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I,
10.875% Sr. Sub. Nts., 12/15/12 7                      400,000           477,000
--------------------------------------------------------------------------------
Radio One, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
Series B, 7/1/11                                       600,000           656,250
--------------------------------------------------------------------------------
Rainbow National Services LLC,
8.75% Sr. Nts., 9/1/12 7                               800,000           882,000
--------------------------------------------------------------------------------
Rogers Cable, Inc.,
6.75% Sr. Sec.
Second Priority Nts., 3/15/15 7                        250,000           256,875
--------------------------------------------------------------------------------
Shaw Communications, Inc.,
8.54% Debs., 9/30/27 [CAD]                             340,000           283,771
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Unsec. Sub. Nts., 3/15/12                     1,050,000         1,120,875
8.75% Sr. Sub. Nts., 12/15/11                          300,000           328,125
--------------------------------------------------------------------------------
Spanish Broadcasting System, Inc.,
9.625% Sr. Unsec. Sub. Nts., 11/1/09                   800,000           842,000
--------------------------------------------------------------------------------
Vertis, Inc., 9.75% Sr.
Sec. Nts., 4/1/09                                      200,000           218,000
--------------------------------------------------------------------------------
WMG Holdings Corp.:
0%/9.50% Sr. Disc. Nts., 12/15/14 7,13               1,000,000           643,750
6.905% Sr. Nts., 12/15/11 1,7                          400,000           405,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
WRC Media, Inc./
Weekly Reader Corp./
CompassLearning, Inc.,
12.75% Sr. Sub. Nts., 11/15/09                   $     500,000   $       478,125
                                                                 ---------------
                                                                      32,280,255

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.1%
Saks, Inc.:
8.25% Sr. Unsec. Nts., 11/15/08                        700,000           770,000
9.875% Nts., 10/1/11                                   200,000           238,000
                                                                 ---------------
                                                                       1,008,000

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.4%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12                              300,000           316,500
--------------------------------------------------------------------------------
Atlantic Broadband Finance LLC,
9.375% Sr. Sub. Nts., 1/15/14 7                        250,000           243,125
--------------------------------------------------------------------------------
AutoNation, Inc.,
9% Sr. Unsec. Nts., 8/1/08                             500,000           573,750
--------------------------------------------------------------------------------
Boise Cascade LLC/
Boise Cascade Finance Corp.,
7.125% Sr. Sub. Nts., 10/15/14 7                       450,000           478,125
--------------------------------------------------------------------------------
Eye Care Centers of America, Inc.,
9.125% Sr. Unsec. Sub. Nts., 5/1/08                    400,000           402,000
--------------------------------------------------------------------------------
Finlay Fine Jewelry Corp.,
8.375% Sr. Unsec. Nts., 6/1/12                         400,000           434,000
--------------------------------------------------------------------------------
Hollywood Entertainment Corp.,
9.625% Sr. Sub. Nts., 3/15/11                          300,000           319,500
--------------------------------------------------------------------------------
Petco Animal Supplies, Inc.,
10.75% Sr. Sub. Nts., 11/1/11                          200,000           235,000
--------------------------------------------------------------------------------
Rent-A-Center, Inc.,
7.50% Sr. Unsec. Sub. Nts.,
Series B, 5/1/10                                       150,000           156,188
                                                                 ---------------
                                                                       3,158,188

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.3%
Invista, Inc., 9.25% Sr. Nts., 5/1/12 7                900,000         1,008,000
--------------------------------------------------------------------------------
Levi Strauss & Co.:
9.75% Sr. Nts., 1/15/15 7                              500,000           497,500
12.25% Sr. Nts., 12/15/12                              600,000           670,500
--------------------------------------------------------------------------------
Oxford Industries, Inc.,
8.875% Sr. Nts., 6/1/11                                250,000           269,688
--------------------------------------------------------------------------------
Russell Corp., 9.25% Sr. Nts.,
5/1/10                                                 200,000           215,500
                                                                 ---------------
                                                                       2,661,188

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.0%
--------------------------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc.,
8.125% Sr. Sub. Nts., 1/15/12                          300,000           327,375

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.2%
Great Atlantic &
Pacific Tea Co., Inc. (The),
9.125% Sr. Nts., 12/15/11                        $     419,000   $       394,908
--------------------------------------------------------------------------------
Ingles Markets, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
12/1/11                                                 19,000            20,425
--------------------------------------------------------------------------------
Jean Coutu Group (PJC), Inc. (The):
7.625% Sr. Nts., 8/1/12 7                              250,000           265,625
8.50% Sr. Sub. Nts., 8/1/14 7                          600,000           618,000
--------------------------------------------------------------------------------
Real Time Data Co.,
11% Disc. Nts., 5/31/09 2,3,4,14                       142,981                --
--------------------------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10                           450,000           478,125
9.50% Sr. Sec. Nts., 2/15/11                           200,000           220,500
                                                                 ---------------
                                                                       1,997,583

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
American Seafoods Group LLC,
10.125% Sr. Sub. Nts., 4/15/10                         200,000           215,000
--------------------------------------------------------------------------------
Burns Philp Capital Property Ltd.,
9.75% Sr. Unsec. Sub. Nts., 7/15/12                    450,000           497,250
--------------------------------------------------------------------------------
Chiquita Brands International, Inc.,
7.50% Sr. Nts., 11/1/14 2                              150,000           152,625
--------------------------------------------------------------------------------
Del Monte Corp.,
8.625% Sr. Sub. Nts., 12/15/12                         400,000           450,000
--------------------------------------------------------------------------------
Doane Pet Care Co.:
9.75% Sr. Unsec. Sub. Nts., 5/15/07                    400,000           396,000
10.75% Sr. Nts., 3/1/10                                460,000           494,500
--------------------------------------------------------------------------------
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09                                400,000           437,000
8.875% Sr. Unsec. Nts., 3/15/11                        200,000           218,500
--------------------------------------------------------------------------------
Hines Nurseries, Inc.,
10.25% Sr. Unsec. Sub. Nts.,
10/1/11                                                200,000           219,500
--------------------------------------------------------------------------------
Pinnacle Foods Holding Corp.:
8.25% Sr. Sub. Nts., 12/1/13 7                          40,000            38,300
8.25% Sr. Sub. Nts., 12/1/13 7                         400,000           383,000
--------------------------------------------------------------------------------
Smithfield Foods, Inc.,
7.625% Sr. Unsec. Sub. Nts.,
2/15/08                                                400,000           430,000
--------------------------------------------------------------------------------
United Biscuits Finance plc,
10.75% Sr. Sub. Nts., 4/15/11 2 [GBP]                  400,000           787,160
                                                                 ---------------
                                                                       4,718,835

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%
Church & Dwight Co., Inc.,
6% Sr. Sub. Nts., 12/15/12 7                           300,000           306,750
--------------------------------------------------------------------------------
Playtex Products, Inc.:
8% Sr. Sec. Nts., 3/1/11                               500,000           548,750
9.375% Sr. Unsec. Sub. Nts., 6/1/11                    200,000           214,500
                                                                 ---------------
                                                                       1,070,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.0%
Elizabeth Arden, Inc.,
7.75% Sr. Unsec. Sub. Nts., 1/15/14              $     175,000   $       186,375
--------------------------------------------------------------------------------
ENERGY--3.1%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.3%
Dresser, Inc.,
9.375% Sr. Sub. Nts., 4/15/11                          300,000           330,000
--------------------------------------------------------------------------------
Hanover Compress Co.,
8.625% Sr. Nts., 12/15/10                              300,000           329,250
--------------------------------------------------------------------------------
Hanover Equipment Trust 2001A,
8.50% Sr. Sec. Nts., Series A, 9/1/08                  500,000           540,000
--------------------------------------------------------------------------------
Hornbeck Offshore Services, Inc.,
6.125% Sr. Nts., 12/1/14 7                             350,000           353,500
--------------------------------------------------------------------------------
Ocean Rig Norway AS,
10.25% Sr. Sec. Nts., 6/1/08                           575,000           595,125
--------------------------------------------------------------------------------
Petroleum Helicopters, Inc.,
9.375% Sr. Nts., 5/1/09                                200,000           220,000
--------------------------------------------------------------------------------
Universal Compression, Inc.,
7.25% Sr. Unsec. Sub. Nts., 5/15/10 2                  400,000           429,000
                                                                 ---------------
                                                                       2,796,875

--------------------------------------------------------------------------------
OIL & GAS--2.8%
Chesapeake Energy Corp.:
6.375% Sr. Nts., 6/15/15 7                             250,000           258,125
6.875% Sr. Unsec. Nts., 1/15/16                        672,000           707,280
--------------------------------------------------------------------------------
El Paso Corp.,
7.875% Sr. Unsec. Nts., 6/15/12                      1,519,000         1,596,849
--------------------------------------------------------------------------------
El Paso Energy Corp.,
7.625% Nts., 7/15/11                                   200,000           208,000
--------------------------------------------------------------------------------
El Paso Production Holding Co.,
7.75% Sr. Unsec. Nts., 6/1/13                        1,200,000         1,263,000
--------------------------------------------------------------------------------
EXCO Resources, Inc.,
7.25% Sr. Nts., 1/15/11                                400,000           430,000
--------------------------------------------------------------------------------
Forest Oil Corp.,
7.75% Sr. Nts., 5/1/14                                 300,000           327,750
--------------------------------------------------------------------------------
Frontier Oil Corp.,
6.625% Sr. Nts., 10/1/11 7                             200,000           205,000
--------------------------------------------------------------------------------
Gazprom International SA,
7.201% Sr. Unsec. Bonds, 2/1/20                      4,110,000         4,377,376
--------------------------------------------------------------------------------
MarkWest Energy Partners LP/
MarkWest Energy Finance Corp.,
6.875% Sr. Nts., 11/1/14 7                             150,000           153,000
--------------------------------------------------------------------------------
Newfield Exploration Co.:
6.625% Sr. Unsec. Sub. Nts., 9/1/14 7                  600,000           637,500
8.375% Sr. Sub. Nts., 8/15/12                          500,000           562,500
--------------------------------------------------------------------------------
Pemex Project Funding Master Trust:
8.50% Unsub. Nts., 2/15/08                             420,000           474,600
9.125% Unsec. Unsub. Nts.,
10/13/10                                               610,000           732,915
--------------------------------------------------------------------------------
Plains Exploration & Production Co.,
7.125% Sr. Nts., 6/15/14                               300,000           328,500

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Premcor Refining Group, Inc.:
6.75% Sr. Nts., 5/1/14                           $     350,000   $       373,625
9.50% Sr. Nts., 2/1/13                                 900,000         1,048,500
--------------------------------------------------------------------------------
Range Resources Corp.,
7.375% Sr. Sub. Nts., 7/15/13                          200,000           215,500
--------------------------------------------------------------------------------
Southern Natural Gas Co.,
8% Sr. Unsub. Nts., 3/1/32 2                           300,000           328,875
--------------------------------------------------------------------------------
Stone Energy Corp.,
6.75% Sr. Sub. Nts., 12/15/14 7                        170,000           170,425
--------------------------------------------------------------------------------
Tengizchevroil LLP, 6.124% Nts.,
11/15/14 7                                           1,520,000         1,531,400
--------------------------------------------------------------------------------
Tennessee Gas Pipeline Co.,
7.50% Bonds, 4/1/17                                  1,800,000         1,993,500
--------------------------------------------------------------------------------
Tesoro Petroleum Corp.:
8% Sr. Sec. Nts., 4/15/08                            1,000,000         1,092,500
9.625% Sr. Sub. Nts., 4/1/12                            19,000            21,945
--------------------------------------------------------------------------------
Whiting Petroleum Corp.,
7.25% Sr. Sub. Nts., 5/1/12                            400,000           420,000
--------------------------------------------------------------------------------
Williams Cos., Inc. (The):
7.125% Nts., 9/1/11                                    800,000           878,000
7.625% Nts., 7/15/19                                 1,000,000         1,105,000
8.75% Unsec. Nts., 3/15/32                           1,400,000         1,615,250
--------------------------------------------------------------------------------
XTO Energy, Inc., 7.50% Sr. Nts.,
4/15/12                                                500,000           585,943
                                                                 ---------------
                                                                      23,642,858

--------------------------------------------------------------------------------
FINANCIALS--1.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.3%
American Color Graphics, Inc.,
10% Sr. Sec. Nts., 6/15/10                             200,000           169,750
--------------------------------------------------------------------------------
BCP Caylux Holdings
Luxembourg SCA,
9.625% Sr. Sub. Nts., 6/15/14 7                      1,250,000         1,415,625
--------------------------------------------------------------------------------
Berry Plastics Corp.,
10.75% Sr. Sub. Nts., 7/15/12                          750,000           862,500
                                                                 ---------------
                                                                       2,447,875

--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%
Bank Plus Corp., 12% Sr. Nts.,
7/18/07                                                  7,000             7,525
--------------------------------------------------------------------------------
BankUnited Capital Trust,
10.25% Capital Securities,
12/31/26                                               100,000           108,750
--------------------------------------------------------------------------------
Inter-American
Development Bank,
6.26% Nts., 12/8/09 1 [BRR]                            920,000           347,252
--------------------------------------------------------------------------------
Ongko International
Finance Co. BV,
10.50% Sec. Nts., 3/29/10 2,3,4                         90,000               563
--------------------------------------------------------------------------------
Western Financial Bank,
9.625% Unsec. Sub. Debs., 5/15/12                      500,000           572,500
                                                                 ---------------
                                                                       1,036,590

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.4%
Affinia Group, Inc.,
9% Sr. Sub. Nts., 11/30/14 7                     $     200,000   $       209,500
--------------------------------------------------------------------------------
Global Cash Access LLC/
Global Cash Finance Corp.,
8.75% Sr. Sub. Nts., 3/15/12 2                         275,000           297,688
--------------------------------------------------------------------------------
Helix 04 Ltd.,
7.96% Sec. Nts., 6/30/09 1                           1,000,000         1,003,950
--------------------------------------------------------------------------------
Pemex Project Funding
Master Trust,
7.375% Unsec. Unsub. Nts.,
12/15/14                                               740,000           824,360
--------------------------------------------------------------------------------
Redwood Capital V Ltd.,
6.71% Nts., 1/9/07 1,2                                 750,000           750,000
--------------------------------------------------------------------------------
SBS Agro Finance BV,
10.25% Bonds, 7/21/00 2,3,4                            339,000                --
--------------------------------------------------------------------------------
Universal City Florida:
7.20% Sr. Nts., 5/1/10 1,2                             130,000           135,850
8.375% Sr. Nts., 5/1/10 2                              130,000           135,525
                                                                 ---------------
                                                                       3,356,873

--------------------------------------------------------------------------------
INSURANCE--0.0%
Arbor I Ltd., 17.99% Nts., 6/15/06 1,7                 500,000           518,756
--------------------------------------------------------------------------------
REAL ESTATE--0.4%
American Casino &
Entertainment Properties LLC,
7.85% Sr. Sec. Nts., 2/1/12                            500,000           533,750
--------------------------------------------------------------------------------
Felcor Lodging LP,
9% Sr. Nts., 6/1/11                                    425,000           483,438
--------------------------------------------------------------------------------
Foundation RE Ltd.,
6.40% Nts., 11/24/08 1,2                               500,000           501,363
--------------------------------------------------------------------------------
HMH Properties, Inc.,
7.875% Sr. Nts., Series B, 8/1/08                      202,000           208,565
--------------------------------------------------------------------------------
Host Marriott LP,
9.50% Sr. Nts., 1/15/07                                400,000           440,000
--------------------------------------------------------------------------------
MeriStar Hospitality Corp.,
9.125% Sr. Unsec. Nts., 1/15/11                      1,019,000         1,105,615
                                                                 ---------------
                                                                       3,272,731

--------------------------------------------------------------------------------
HEALTH CARE--1.9%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Fisher Scientific International, Inc.,
8.125% Sr. Sub. Nts., 5/1/12                           261,000           291,015
--------------------------------------------------------------------------------
HMP Equity Holdings Corp.,
16.25% Sr. Disc. Nts., 5/15/08 8                       900,000           599,625
--------------------------------------------------------------------------------
Inverness Medical
Innovations, Inc.,
8.75% Sr. Sub. Nts., 2/15/12 2                         350,000           367,500

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Sybron Dental Specialties, Inc.,
8.125% Sr. Sub. Nts., 6/15/12                    $     300,000   $       328,500
--------------------------------------------------------------------------------
Universal Hospital Services, Inc.,
10.125% Sr. Unsec. Nts., 11/1/11                       300,000           313,500
                                                                 ---------------
                                                                       1,900,140

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.6%
Alderwoods Group, Inc.,
7.75% Sr. Nts., 9/15/12 7                              450,000           488,250
--------------------------------------------------------------------------------
AmeriPath, Inc.,
10.50% Sr. Unsec. Sub. Nts., 4/1/13                    300,000           320,250
--------------------------------------------------------------------------------
Beverly Enterprises, Inc.,
7.875% Sr. Sub. Nts., 6/15/14 2                        300,000           323,250
--------------------------------------------------------------------------------
Community Health Systems, Inc.,
6.50% Sr. Sub. Nts., 12/15/12 7                        400,000           405,000
--------------------------------------------------------------------------------
Extendicare Health Services, Inc.:
6.875% Sr. Sub. Nts., 5/1/14                           300,000           307,500
9.50% Sr. Unsec. Sub. Nts., 7/1/10                     300,000           337,500
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust II,
7.875% Nts., 2/1/08                                    900,000           978,750
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust III,
7.375% Nts., 2/1/08 [DEM]                               25,000            19,068
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust IV,
7.875% Trust Preferred Nts.,
6/15/11                                                600,000           672,000
--------------------------------------------------------------------------------
Genesis HealthCare Corp.,
8% Sr. Sub. Nts., 10/15/13                             200,000           218,000
--------------------------------------------------------------------------------
HCA, Inc.:
6.30% Sr. Unsec. Nts., 10/1/12                       1,400,000         1,422,044
6.375% Nts., 1/15/15                                 1,350,000         1,357,954
--------------------------------------------------------------------------------
HealthSouth Corp.:
7.625% Nts., 6/1/12                                  1,000,000         1,010,000
10.75% Sr. Unsec. Sub. Nts.,
10/1/08                                                 19,000            20,140
--------------------------------------------------------------------------------
Magellan Health Services, Inc.,
9.375% Sr. Unsec. Nts.,
Series A, 11/15/08                                     653,675           714,957
--------------------------------------------------------------------------------
Medquest, Inc.,
11.875% Sr. Unsec. Sub. Nts.,
Series B, 8/15/12 2                                    600,000           708,000
--------------------------------------------------------------------------------
NDCHealth Corp.,
10.50% Sr. Unsec. Sub. Nts.,
12/1/12                                                250,000           270,000
--------------------------------------------------------------------------------
PacifiCare Health Systems, Inc.,
10.75% Sr. Unsec. Unsub. Nts.,
6/1/09                                                 585,000           678,600
--------------------------------------------------------------------------------
Quintiles Transnational Corp.,
10% Sr. Sub. Nts., 10/1/13 2                           300,000           337,500

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                         $     744,000   $       693,780
7.375% Nts., 2/1/13                                     19,000            18,525
9.875% Sr. Nts., 7/1/14 7                              950,000         1,040,250
--------------------------------------------------------------------------------
Triad Hospitals, Inc.:
7% Sr. Nts., 5/15/12                                   200,000           211,500
7% Sr. Sub. Nts., 11/15/13                             500,000           513,750
--------------------------------------------------------------------------------
US Oncology, Inc.:
9% Sr. Nts., 8/15/12 7                                 300,000           336,750
10.75% Sr. Sub. Nts., 8/15/14 7                        300,000           348,750
                                                                 ---------------
                                                                      13,752,068

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%
Valeant Pharmaceuticals
International, Inc.,
7% Sr. Nts., 12/15/11                                  350,000           365,750
--------------------------------------------------------------------------------
INDUSTRIALS--2.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.4%
Alliant Techsystems, Inc.,
8.50% Sr. Unsec. Sub. Nts., 5/15/11                    300,000           330,000
--------------------------------------------------------------------------------
BE Aerospace, Inc.:
8.50% Sr. Unsec. Nts., 10/1/10                         200,000           221,000
8.875% Sr. Unsec. Sub. Nts., 5/1/11                    219,000           229,950
--------------------------------------------------------------------------------
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15 7                        700,000           701,750
7.625% Sr. Sub. Nts., 6/15/12                          300,000           330,750
--------------------------------------------------------------------------------
Rexnord Corp.,
10.125% Sr. Unsec. Sub. Nts.,
12/15/12                                               350,000           397,250
--------------------------------------------------------------------------------
TD Funding Corp.,
8.375% Sr. Sub. Nts., 7/15/11                          400,000           431,000
--------------------------------------------------------------------------------
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                               223,000           259,795
11% Sr. Sub. Nts., 2/15/13                             194,000           234,740
--------------------------------------------------------------------------------
Vought Aircraft Industries, Inc.,
8% Sr. Nts., 7/15/11                                   200,000           195,500
                                                                 ---------------
                                                                       3,331,735

--------------------------------------------------------------------------------
AIRLINES--0.1%
America West Airlines, Inc.,
10.75% Sr. Nts., 9/1/05                                450,000           451,125
--------------------------------------------------------------------------------
ATA Holdings Corp.,
13% Sr. Unsec. Nts., 2/1/09 3,4                        735,000           422,625
                                                                 ---------------
                                                                         873,750

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%
Associated Materials, Inc.,
9.75% Sr. Sub. Nts., 4/15/12                           200,000           224,500
--------------------------------------------------------------------------------
Goodman Global
Holding Co., Inc.,
7.875% Sr. Sub. Nts., 12/15/12 7                       170,000           169,150

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
BUILDING PRODUCTS Continued
Jacuzzi Brands, Inc.,
9.625% Sr. Sec. Nts., 7/1/10                     $     311,000   $       346,765
--------------------------------------------------------------------------------
North America Energy
Partners, Inc.,
8.75% Sr. Unsec. Nts., 12/1/11                         150,000           153,750
                                                                 ---------------
                                                                         894,165

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.7%
Allied Waste North America, Inc.:
7.875% Sr. Nts., 4/15/13                               400,000           412,000
8.50% Sr. Sub. Nts., 12/1/08                           900,000           958,500
8.875% Sr. Nts., Series B, 4/1/08                      800,000           860,000
9.25% Sr. Sec. Debs., Series B, 9/1/12                 950,000         1,033,125
--------------------------------------------------------------------------------
Cenveo Corp.,
7.875% Sr. Sub. Nts., 12/1/13                        1,000,000           935,000
--------------------------------------------------------------------------------
Corrections Corp. of America:
7.50% Sr. Nts., 5/1/11                                 200,000           214,750
9.875% Sr. Nts., 5/1/09                                300,000           334,500
--------------------------------------------------------------------------------
Hydrochem Industrial
Services, Inc.,
10.375% Sr. Sub. Nts., 8/1/07 2                        150,000           151,875
--------------------------------------------------------------------------------
Kindercare Learning
Centers, Inc.,
9.50% Sr. Sub. Nts., 2/15/09                           384,000           387,360
--------------------------------------------------------------------------------
Mail-Well I Corp.,
9.625% Sr. Nts., 3/15/12 2                             400,000           441,000
--------------------------------------------------------------------------------
Protection One, Inc./
Protection One Alarm
Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05                        400,000           406,000
--------------------------------------------------------------------------------
Synagro Technologies, Inc.,
9.50% Sr. Sub. Nts., 4/1/09                            200,000           219,000
                                                                 ---------------
                                                                       6,353,110

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
Integrated Electrical Services, Inc.,
9.375% Sr. Sub. Nts.,
Series C, 2/1/09                                       405,000           382,725
--------------------------------------------------------------------------------
URS Corp.:
11.50% Sr. Unsec. Nts., 9/15/09                         97,000           112,035
12.25% Sr. Sub. Nts.,
Series B, 5/1/09 2                                      19,000            20,330
                                                                 ---------------
                                                                         515,090

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
Belden & Blake Corp.,
8.75% Sr. Sec. Nts., 7/15/12 2                         325,000           331,500
--------------------------------------------------------------------------------
Dayton Superior Corp.,
13% Sr. Unsec. Sub. Nts., 6/15/09                      200,000           209,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT Continued
General Cable Corp.,
9.50% Sr. Nts., 11/15/10                         $     200,000   $       227,000
--------------------------------------------------------------------------------
Tennessee Gas Pipeline Co.,
7% Sr. Unsec. Debs., 10/15/28                          500,000           503,750
                                                                 ---------------
                                                                       1,271,250

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.0%
Great Lakes Dredge & Dock Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/13                                               120,000           109,800
--------------------------------------------------------------------------------
MACHINERY--0.5%
AGCO Corp.,
9.50% Sr. Unsec. Nts., 5/1/08                          800,000           856,000
--------------------------------------------------------------------------------
Douglas Dynamics LLC,
7.75% Sr. Nts., 1/15/12 7                              300,000           305,625
--------------------------------------------------------------------------------
Dresser-Rand Group, Inc.,
7.375% Sr. Sub. Nts., 11/1/14 7                        100,000           102,500
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The),
10.50% Sr. Sub. Nts., 8/1/12                           500,000           577,500
--------------------------------------------------------------------------------
Milacron Escrow Corp.,
11.50% Sr. Sec. Nts., 5/15/11 2                        600,000           639,000
--------------------------------------------------------------------------------
Navistar International Corp.,
7.50% Sr. Nts., 6/15/11                                400,000           431,000
--------------------------------------------------------------------------------
NMHG Holding Co.,
10% Sr. Nts., 5/15/09                                  300,000           333,000
--------------------------------------------------------------------------------
SPX Corp., 7.50% Sr. Nts., 1/1/13                      600,000           654,000
--------------------------------------------------------------------------------
Terex Corp., 9.25% Sr. Unsec.
Sub. Nts., 7/15/11                                     400,000           451,000
--------------------------------------------------------------------------------
Trinity Industries, Inc.,
6.50% Sr. Nts., 3/15/14                                300,000           301,500
                                                                 ---------------
                                                                       4,651,125

--------------------------------------------------------------------------------
MARINE--0.1%
CP Ships Ltd.,
10.375% Sr. Nts., 7/15/12                              600,000           695,250
--------------------------------------------------------------------------------
Millenium Seacarriers, Inc.,
12% Sr. Sec. Nts., 7/15/05 2,3,4                       250,000             6,025
--------------------------------------------------------------------------------
Navigator Gas Transport plc,
10.50% First Priority Ship
Mtg. Nts., 6/30/07 2,3,4                               175,000           132,344
                                                                 ---------------
                                                                         833,619

--------------------------------------------------------------------------------
ROAD & RAIL--0.2%
Kansas City Southern
Railway Co. (The),
7.50% Sr. Nts., 6/15/09                                400,000           422,000
--------------------------------------------------------------------------------
Stena AB:
7% Sr. Nts., 12/1/16 7                                 800,000           796,000
7.50% Sr. Unsec. Nts., 11/1/13                         387,000           407,318
9.625% Sr. Nts., 12/1/12                               250,000           283,750
                                                                 ---------------
                                                                       1,909,068

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.1%
United Rentals, Inc.,
7% Sr. Sub. Nts., 2/15/14                        $     900,000   $       846,000
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.1%
Horizon Lines LLC, 9% Nts.,
11/1/12 7                                              300,000           324,000
--------------------------------------------------------------------------------
Worldspan LP/
Worldspan Financial Corp.,
9.625% Sr. Nts., 6/15/11                               400,000           400,000
                                                                 ---------------
                                                                         724,000

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.9%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%
Lucent Technologies, Inc.,
6.45% Unsec. Debs., 3/15/29                            500,000           455,000
--------------------------------------------------------------------------------
Orion Network Systems, Inc.,
12.50% Sr. Unsub. Disc. Nts.,
1/15/07 2,3,4                                          675,000           354,375
                                                                 ---------------
                                                                         809,375

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
Seagate Technology
Hdd Holdings,
8% Sr. Nts., 5/15/09                                   200,000           217,000
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Flextronics International Ltd.,
6.25% Sr. Sub. Nts., 11/15/14 7                      1,100,000         1,094,500
--------------------------------------------------------------------------------
Ingram Micro, Inc., 9.875% Sr.
Unsec. Sub. Nts., 8/15/08                              700,000           764,750
--------------------------------------------------------------------------------
LCE Acquisition Corp.,
9% Sr. Sub. Nts., 8/1/14 7                             425,000           462,188
--------------------------------------------------------------------------------
Sensus Metering System, Inc.,
8.625% Sr. Unsec. Sub. Nts., 12/15/13                  450,000           463,500
                                                                 ---------------
                                                                       2,784,938

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 2,3,4 [EUR]                  338,620             4,603
--------------------------------------------------------------------------------
Globix Corp., 11% Sr. Nts., 5/1/08 14                   42,888            39,671
--------------------------------------------------------------------------------
NorthPoint Communications
Group, Inc.,
12.875% Nts., 2/15/10 2,3,4                            200,173                --
--------------------------------------------------------------------------------
PSINet, Inc.,
10.50% Sr. Unsec. Nts.,
12/1/06 2,3,4 [EUR]                                    100,000             5,437
                                                                 ---------------
                                                                          49,711

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--0.1%
Iron Mountain, Inc.,
7.75% Sr. Sub. Nts., 1/15/15                     $     400,000   $       408,000
--------------------------------------------------------------------------------
Titan Corp. (The),
8% Sr. Sub. Nts., 5/15/11                              100,000           107,000
                                                                 ---------------
                                                                         515,000

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4%
AMI Semiconductor, Inc.,
10.75% Sr. Unsec. Sub. Nts., 2/1/13                    389,000           459,020
--------------------------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                                200,000           189,000
9.25% Sr. Unsec. Sub. Nts., 2/15/08                    250,000           256,875
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc.,
7.125% Sr. Unsec. Nts., 7/15/14                        600,000           654,000
--------------------------------------------------------------------------------
Huntsman International LLC,
7.375% Sr. Sub. Nts., 1/1/15 7                       1,100,000         1,108,250
--------------------------------------------------------------------------------
MagnaChip Semiconductor Ltd.,
8% Sr. Sub. Nts., 12/15/14 7                            87,000            91,133
--------------------------------------------------------------------------------
Micron Technology, Inc.,
6.50% Sub. Nts., 9/30/05                             1,000,000           995,000
                                                                 ---------------
                                                                       3,753,278

--------------------------------------------------------------------------------
MATERIALS--4.1%
--------------------------------------------------------------------------------
CHEMICALS--1.3%
Compass Minerals Group, Inc.,
10% Sr. Sub. Nts., 8/15/11                             450,000           508,500
--------------------------------------------------------------------------------
Crompton Corp.,
9.875% Sr. Nts., 8/1/12 7                              350,000           402,500
--------------------------------------------------------------------------------
Equistar Chemicals LP/
Equistar Funding Corp.:
8.75% Sr. Unsec. Nts., 2/15/09                         400,000           450,000
10.125% Sr. Unsec. Nts., 9/1/08                         19,000            21,993
10.625% Sr. Unsec. Nts., 5/1/11                        900,000         1,048,500
--------------------------------------------------------------------------------
Huntsman Co. LLC:
11.625% Sr. Unsec. Nts., 10/15/10                       19,000            22,563
11.75% Sr. Nts., 7/15/12 7                             700,000           831,250
--------------------------------------------------------------------------------
Huntsman Corp./
ICI Chemical Co. plc:
13.09% Sr. Unsec. Disc. Nts.,
12/31/09 8                                             600,000           339,000
10.125% Sr. Unsec. Sub. Nts.,
7/1/09 [EUR]                                           124,000           177,396
10.125% Sr. Unsec. Sub. Nts.,
7/1/09                                                 853,000           902,048
--------------------------------------------------------------------------------
Huntsman International LLC,
9.875% Sr. Nts., 3/1/09                                850,000           937,125
--------------------------------------------------------------------------------
IMC Global, Inc.,
10.875% Sr. Unsec. Nts., 8/1/13 2                       19,000            23,845
--------------------------------------------------------------------------------
Innophos, Inc.,
8.875% Sr. Sub. Nts., 8/15/14 2                        400,000           434,000

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
ISP Holdings, Inc.,
10.625% Sr. Sec. Nts., 12/15/09                  $     200,000   $       222,500
--------------------------------------------------------------------------------
KI Holdings, Inc., 0%/9.875%
Sr. Disc. Nts., 11/15/14 7,13                          350,000           225,750
--------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08                               19,000            20,710
9.625% Sr. Sec. Nts.,
Series A, 5/1/07                                       200,000           221,000
9.875% Sec. Nts., Series B, 5/1/07                     980,000         1,031,450
--------------------------------------------------------------------------------
Millennium America, Inc.,
9.25% Sr. Unsec. Sub. Nts., 6/15/08                    100,000           114,250
--------------------------------------------------------------------------------
PCI Chemicals Canada,
10% Sr. Sec. Nts., 12/31/08                            113,061           120,410
--------------------------------------------------------------------------------
Pioneer Cos., Inc.,
6.05% Sr. Sec. Nts., 12/31/06 1                         35,804            37,773
--------------------------------------------------------------------------------
PolyOne Corp.:
8.875% Sr. Unsec. Nts., 5/1/12                       1,200,000         1,311,000
10.625% Sr. Unsec. Nts., 5/15/10                        19,000            21,470
--------------------------------------------------------------------------------
Resolution Performance
Products LLC:
8% Sr. Sec. Nts., 12/15/09                             250,000           270,000
13.50% Sr. Unsec. Sub. Nts., 11/15/10                  100,000           109,250
--------------------------------------------------------------------------------
Rhodia SA,
10.25% Sr. Unsec. Nts., 6/1/10                         550,000           621,500
--------------------------------------------------------------------------------
Rockwood Specialties Group, Inc.,
7.50% Sr. Sub. Nts., 11/15/14 7                        200,000           208,500
--------------------------------------------------------------------------------
Sterling Chemicals, Inc.,
10% Sr. Sec. Nts., 12/19/07 14                         170,473           171,325
--------------------------------------------------------------------------------
Westlake Chemical Corp.,
8.75% Sr. Nts., 7/15/11                                260,000           295,100
                                                                 ---------------
                                                                      11,100,708

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%
Texas Industries, Inc.,
10.25% Sr. Unsec. Nts., 6/15/11                        400,000           470,000
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.1%
Crown Euro Holdings SA:
9.50% Sr. Sec. Nts., 3/1/11                            500,000           572,500
10.875% Sr. Sec. Nts., 3/1/13                          200,000           237,500
--------------------------------------------------------------------------------
Graham Packaging Co., Inc.:
8.50% Sr. Nts., 10/15/12 7                             200,000           211,000
9.875% Sub. Nts., 10/15/14 7                           300,000           321,750
--------------------------------------------------------------------------------
Graphic Packaging
International Corp.:
8.50% Sr. Nts., 8/15/11                                500,000           548,750
9.50% Sr. Sub. Nts., 8/15/13                           350,000           399,875
--------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13                   300,000           321,750
8.25% Sr. Unsec. Nts., 10/1/12                         250,000           273,750

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING Continued
MDP Acquisitions plc,
9.625% Sr. Nts., 10/1/12                         $     400,000   $       448,000
--------------------------------------------------------------------------------
Owens-Brockway
Glass Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11                           450,000           489,375
8.25% Sr. Unsec. Nts., 5/15/13                         419,000           462,995
8.75% Sr. Sec. Nts., 11/15/12                        1,000,000         1,132,500
8.875% Sr. Sec. Nts., 2/15/09                          200,000           218,250
--------------------------------------------------------------------------------
Pliant Corp., 0%/11.125%
Sr. Sec. Disc. Nts., 6/15/09 13                        400,000           371,500
--------------------------------------------------------------------------------
Solo Cup Co.,
8.50% Sr. Sub. Nts., 2/15/14                           500,000           522,500
--------------------------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                                850,000           930,750
9.25% Sr. Unsec. Nts., 2/1/08                          200,000           222,000
9.75% Sr. Unsec. Nts., 2/1/11                          600,000           660,000
--------------------------------------------------------------------------------
Stone Container Finance Co.
of Canada II,
7.375% Sr. Unsec. Nts., 7/15/14                        300,000           321,000
--------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr.
Unsec. Sub. Nts., 6/15/12 2                            500,000           532,500
                                                                 ---------------
                                                                       9,198,245

--------------------------------------------------------------------------------
METALS & MINING--1.1%
AK Steel Corp.:
7.75% Sr. Unsec. Nts., 6/15/12                         219,000           226,665
7.875% Sr. Unsec. Nts., 2/15/09                        500,000           511,875
--------------------------------------------------------------------------------
Arch Western Finance LLC,
6.75% Sr. Nts., 7/1/13                                 400,000           415,000
--------------------------------------------------------------------------------
Asia Aluminum Holdings Ltd.,
8% Sr. Sec. Nts., 12/23/11 2                           925,000           938,875
--------------------------------------------------------------------------------
California Steel Industries, Inc.,
6.125% Sr. Nts., 3/15/14                               400,000           399,000
--------------------------------------------------------------------------------
Century Aluminum Co.,
7.50% Sr. Nts., 8/15/14 7                              600,000           642,000
--------------------------------------------------------------------------------
Foundation PA Coal Co.,
7.25% Sr. Nts., 8/1/14 7                               250,000           267,500
--------------------------------------------------------------------------------
IMCO Recycling, Inc.,
10.375% Sr. Sec. Nts., 10/15/10                        300,000           342,000
--------------------------------------------------------------------------------
International Steel Group, Inc.,
6.50% Sr. Nts., 4/15/14                                200,000           215,500
--------------------------------------------------------------------------------
International Utility
Structures, Inc.,
13% Unsec. Sub. Nts., 2/1/08 2,3,4                      71,000                --
--------------------------------------------------------------------------------
Ispat Inland ULC,
9.75% Sr. Sec. Nts., 4/1/14                            585,000           725,400
--------------------------------------------------------------------------------
Jorgensen (Earle M.) Co.,
9.75% Sr. Sec. Nts., 6/1/12                            500,000           565,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Kaiser Aluminum &
Chemical Corp.,
10.875% Sr. Nts.,
Series B, 10/15/06 3,4                           $     500,000   $       443,750
--------------------------------------------------------------------------------
Koppers Industry, Inc.,
9.875% Sr. Sec. Nts., 10/15/13                         300,000           343,500
--------------------------------------------------------------------------------
Massey Energy Co.,
6.625% Sr. Nts., 11/15/10                              200,000           210,000
--------------------------------------------------------------------------------
Metallurg, Inc.,
11% Sr. Nts., 12/1/07                                  500,000           437,500
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc.,
10% Sr. Nts., 7/15/09                                  400,000           447,000
--------------------------------------------------------------------------------
Peabody Energy Corp.,
6.875% Sr. Unsec. Nts.,
Series B, 3/15/13                                      400,000           435,000
--------------------------------------------------------------------------------
Steel Dynamics, Inc.,
9.50% Sr. Nts., 3/15/09                                200,000           220,000
--------------------------------------------------------------------------------
UCAR Finance, Inc.,
10.25% Sr. Nts., 2/15/12 2                             300,000           344,250
--------------------------------------------------------------------------------
United States Steel Corp.:
9.75% Sr. Nts., 5/15/10                                336,000           384,720
10.75% Sr. Nts., 8/1/08                                519,000           613,718
                                                                 ---------------
                                                                       9,128,253

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.6%
Abitibi-Consolidated, Inc.,
8.55% Nts., 8/1/10                                     200,000           217,750
--------------------------------------------------------------------------------
Appleton Papers, Inc.,
8.125% Sr. Nts., 6/15/11                               300,000           324,750
--------------------------------------------------------------------------------
Buckeye Technologies, Inc.,
8.50% Sr. Nts., 10/1/13                                100,000           109,000
--------------------------------------------------------------------------------
Fort James Corp.,
6.875% Sr. Nts., 9/15/07                               500,000           533,750
--------------------------------------------------------------------------------
Georgia-Pacific Corp.:
8.125% Sr. Unsec. Nts., 5/15/11                      1,050,000         1,212,750
9.375% Sr. Unsec. Nts., 2/1/13                         800,000           936,000
--------------------------------------------------------------------------------
Inland Fiber Group LLC,
9.625% Sr. Unsec. Nts., 11/15/07 2,3,4                 300,000           136,500
--------------------------------------------------------------------------------
Norske Skog Canada Ltd.,
7.375% Sr. Unsec. Nts., 3/1/14                         300,000           314,250
--------------------------------------------------------------------------------
Riverside Forest Products Ltd.,
7.875% Sr. Unsec. Sub. Nts., 3/1/14                    300,000           331,500
--------------------------------------------------------------------------------
Tekni-Plex, Inc.:
8.75% Sr. Sec. Nts., 11/15/13 7                        669,000           669,000
12.75% Sr. Unsec. Sub. Nts.,
Series B, 6/15/10                                      200,000           191,000
--------------------------------------------------------------------------------
Tembec Industries, Inc.,
8.50% Sr. Unsec. Nts., 2/1/11                           19,000            19,190
--------------------------------------------------------------------------------
Western Forest Products, Inc.,
15% Sec. Nts., 7/28/09 7,14                            187,000           211,778
                                                                 ---------------
                                                                       5,207,218

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.2%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
American Tower Corp.:
7.125% Sr. Unsec. Nts., 10/15/12 7               $     250,000   $       256,875
9.375% Sr. Nts., 2/1/09 5                              133,000           141,313
--------------------------------------------------------------------------------
Citizens Communications Co.,
6.25% Sr. Nts., 1/15/13                                700,000           708,750
--------------------------------------------------------------------------------
Crown Castle International Corp.,
7.50% Sr. Nts., 12/1/13                                400,000           432,000
--------------------------------------------------------------------------------
MCI, Inc.:
6.908% Sr. Unsec. Nts., 5/1/07 1                       468,000           480,285
7.688% Sr. Unsec. Nts., 5/1/09 1                     1,150,000         1,193,125
--------------------------------------------------------------------------------
PSINet, Inc., 11% Sr. Nts., 8/1/09 2,3,4               265,814             3,987
--------------------------------------------------------------------------------
Qwest Capital Funding, Inc.,
7.90% Unsec. Nts., 8/15/10                             819,000           831,285
--------------------------------------------------------------------------------
Qwest Communications
International, Inc.,
7.25% Sr. Nts., 2/15/11 7                              300,000           309,000
--------------------------------------------------------------------------------
Qwest Corp.,
9.125% Nts., 3/15/12 7                                 800,000           928,000
--------------------------------------------------------------------------------
Qwest Services Corp.:
14% Nts., 12/15/10 1,7                               2,700,000         3,260,250
14.50% Nts., 12/15/14 7                              1,000,000         1,270,000
--------------------------------------------------------------------------------
Teligent, Inc.,
11.50% Sr. Nts., 12/1/07 2,3,4                         500,000                --
--------------------------------------------------------------------------------
Telus Corp., 7.50% Nts., 6/1/07                        790,000           858,810
--------------------------------------------------------------------------------
Time Warner Telecom LLC/
Time Warner Telecom, Inc.,
9.75% Sr. Nts., 7/15/08                                300,000           305,250
--------------------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 2,3,4                         250,000                --
                                                                 ---------------
                                                                      10,978,930

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.9%
Alamosa Delaware, Inc.:
8.50% Sr. Nts., 1/31/12                                400,000           439,000
11% Sr. Unsec. Nts., 7/31/10                            19,000            22,468
12.50% Sr. Unsec. Nts., 2/1/11                          50,000            56,750
--------------------------------------------------------------------------------
American Cellular Corp.,
10% Sr. Nts., Series B, 8/1/11                         575,000           495,938
--------------------------------------------------------------------------------
American Tower Corp.,
7.50% Sr. Nts., 5/1/12                                 400,000           422,000
--------------------------------------------------------------------------------
American Tower Escrow Corp.,
12.25% Sr. Sub. Disc. Nts., 8/1/08 8                   800,000           602,000
--------------------------------------------------------------------------------
AT&T Corp.:
9.05% Sr. Unsec. Nts., 11/15/11 1                    1,000,000         1,156,250
9.75% Sr. Nts., 11/15/31 1                             500,000           599,375
--------------------------------------------------------------------------------
CellNet Data Systems, Inc.,
Sr. Unsec. Disc. Nts., 10/1/07 2,3,4                   400,000                --

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
Centennial Cellular
Operating Co. LLC/Centennial
Communications Corp.,
10.125% Sr. Nts., 6/15/13                        $   1,050,000   $     1,183,875
--------------------------------------------------------------------------------
Crown Castle International Corp.,
10.75% Sr. Nts., 8/1/11                              1,000,000         1,090,000
--------------------------------------------------------------------------------
Dobson Cellular Systems,
8.375% Sec. Nts., 11/1/11 7                            130,000           134,875
--------------------------------------------------------------------------------
Dobson Communications Corp.:
8.875% Sr. Nts., 10/1/13                               219,000           154,943
10.875% Sr. Unsec. Nts., 7/1/10                        600,000           468,000
--------------------------------------------------------------------------------
IWO Escrow Co.,
Sr. Sec. Nts., 1/15/12 1,5,7                           110,000           111,375
--------------------------------------------------------------------------------
Nextel Communications, Inc.,
7.375% Sr. Nts., 8/1/15                              3,080,000         3,403,400
--------------------------------------------------------------------------------
Nextel Partners, Inc.,
12.50% Sr. Nts., 11/15/09                              342,000           389,025
--------------------------------------------------------------------------------
Rogers Wireless
Communications, Inc.:
7.50% Sr. Sec. Nts., 3/15/15 7                         450,000           477,000
8% Sr. Sub. Nts., 12/15/12 7                           400,000           425,000
--------------------------------------------------------------------------------
Rural Cellular Corp.:
8.25% Sr. Sec. Nts., 3/15/12                           275,000           292,188
9.625% Sr. Sub. Nts.,
Series B, 5/15/08                                      500,000           477,500
9.75% Sr. Sub. Nts., 1/15/10                           519,000           472,290
9.875% Sr. Nts., 2/1/10                                300,000           306,750
--------------------------------------------------------------------------------
SBA Communications Corp.,
8.50% Sr. Nts., 12/1/12 7                              550,000           563,750
--------------------------------------------------------------------------------
SBA Telecommunications, Inc./
SBA Communications Corp.,
0%/9.75% Sr. Disc. Nts., 12/15/11 13                 1,169,000           990,728
--------------------------------------------------------------------------------
Triton PCS, Inc.,
8.50% Sr. Unsec. Nts., 6/1/13                          550,000           533,500
--------------------------------------------------------------------------------
UbiquiTel Operating Co.,
9.875% Sr. Nts., 3/1/11                                600,000           676,500
--------------------------------------------------------------------------------
US Unwired, Inc.,
10% Sr. Sec. Nts., 6/15/12                             250,000           283,125
--------------------------------------------------------------------------------
Western Wireless Corp.,
9.25% Sr. Unsec. Nts., 7/15/13                         469,000           512,383
                                                                 ---------------
                                                                      16,739,988

--------------------------------------------------------------------------------
UTILITIES--2.0%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.3%
AES Corp. (The),
8.75% Sr. Sec. Nts., 5/15/13 7                         700,000           798,875
--------------------------------------------------------------------------------
Caithness Coso Funding Corp.,
9.05% Sr. Sec. Nts.,
Series B, 12/15/09                                     293,438           324,249
--------------------------------------------------------------------------------
Calpine Corp.,
7.625% Sr. Nts., 4/15/06                               200,000           197,500

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
CenterPoint Energy, Inc.,
7.25% Sr. Nts., Series B, 9/1/10                 $     200,000   $       223,330
--------------------------------------------------------------------------------
CITGO Trustees Cayman Ltd.,
8.50% Nts., 12/21/14 2                                 610,000           611,525
--------------------------------------------------------------------------------
CMS Energy Corp.:
7.50% Sr. Nts., 1/15/09                                 19,000            20,330
7.75% Sr. Nts., 8/1/10                                 200,000           219,750
8.50% Sr. Nts., 4/15/11                                250,000           285,313
9.875% Sr. Unsec. Nts., 10/15/07                       900,000         1,010,250
--------------------------------------------------------------------------------
CMS Energy X-TRAS
Pass-Through Trust I,
7% Sr. Unsec. Pass-Through
Certificates, 1/15/05                                  300,000           300,000
--------------------------------------------------------------------------------
Funding Corp./
Beaver Valley Funding Corp.,
9% Second Lease
Obligation Bonds, 6/1/17                               199,000           235,818
--------------------------------------------------------------------------------
Midwest Generation LLC,
8.75% Sr. Sec. Nts., 5/1/34                          1,850,000         2,109,000
--------------------------------------------------------------------------------
Mirant Americas Generation LLC,
7.625% Sr. Unsec. Nts., 5/1/06 3,4                     200,000           216,000
--------------------------------------------------------------------------------
MSW Energy Holdings II LLC/
MSW Energy Finance Co. II, Inc.,
7.375% Sr. Sec. Nts.,
Series B, 9/1/10                                       350,000           369,250
--------------------------------------------------------------------------------
MSW Energy Holdings LLC/
MSW Energy Finance Co., Inc.,
8.50% Sr. Sec. Nts., 9/1/10                            200,000           220,000
--------------------------------------------------------------------------------
NRG Energy, Inc.,
8% Sr. Sec. Nts., 12/15/13 7                         1,100,000         1,204,500
--------------------------------------------------------------------------------
Reliant Energy, Inc.,
6.75% Sr. Sec. Nts., 12/15/14                          400,000           399,500
--------------------------------------------------------------------------------
Reliant Resources, Inc.:
9.25% Sr. Sec. Nts., 7/15/10                           669,000           749,280
9.50% Sr. Sec. Nts., 7/15/13                           900,000         1,027,125
--------------------------------------------------------------------------------
Teco Energy, Inc.,
7.20% Unsec. Unsub. Nts., 5/1/11                       600,000           660,000
--------------------------------------------------------------------------------
Texas Genco LLC,
6.875% Sr. Nts., 12/15/14 7                            550,000           571,313
                                                                 ---------------
                                                                      11,752,908

--------------------------------------------------------------------------------
GAS UTILITIES--0.1%
AmeriGas Partners LP/
AmeriGas Eagle Finance Corp.,
8.875% Sr. Unsec. Nts.,
Series B, 5/20/11                                      500,000           547,500
--------------------------------------------------------------------------------
SEMCO Energy, Inc.,
7.125% Sr. Nts., 5/15/08                               150,000           161,291
                                                                 ---------------
                                                                         708,791

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.6%
AES Red Oak LLC,
8.54% Sr. Sec. Bonds,
Series A, 11/30/19                               $     562,854   $       634,617
--------------------------------------------------------------------------------
Consumers Energy Co.,
7.375% Nts., 9/15/23                                   250,000           258,610
--------------------------------------------------------------------------------
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts., 4/1/11                  850,000           822,375
8.75% Sr. Nts., 2/15/12                              1,669,000         1,756,623
10.125% Sr. Sec. Nts., 7/15/13 7                       800,000           920,000
--------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC,
8.625% Sec. Pass-Through
Certificates, Series A, 6/30/12                        429,280           476,770
--------------------------------------------------------------------------------
NorthWestern Corp.,
5.875% Sr. Sec. Nts., 11/1/14 7                         90,000            92,517
                                                                 ---------------
                                                                       4,961,512
                                                                 ---------------
Total Corporate Bonds and
Notes (Cost $228,184,438)                                            240,328,675

                                                        SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.3%
--------------------------------------------------------------------------------
AmeriKing, Inc.,
13% Cum. Sr. Exchangeable,
Non-Vtg. 2,4,14                                          4,253                --
--------------------------------------------------------------------------------
Doane Pet Care Co.,
14.25% Jr. Sub. Exchange Debs.,
Non-Vtg. 2,4                                             5,000           261,250
--------------------------------------------------------------------------------
Dobson Communications Corp.,
6% Cv., Series F (converts into
Dobson Communications Corp.,
Cl. A common stock), Non-Vtg. 7                            550            38,549
--------------------------------------------------------------------------------
e.spire Communications, Inc.,
12.75% Jr. Redeemable, Non-Vtg. 2,4,14                     216                22
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc.,
11.75% Cum. Exchangeable,
Series B, Non-Vtg. 2,4                                   5,000           436,250
--------------------------------------------------------------------------------
ICG Holdings, Inc.,
14.25% Exchangeable, Non-Vtg. 2,4,14                       151                --
--------------------------------------------------------------------------------
Paxson Communications Corp.:
14.25% Cum. Jr. Exchangeable, Non-Vtg. 2,14                 43           317,125
14.25% Cum. Jr. Exchangeable, Non-Vtg. 2,4,14                1             5,790
--------------------------------------------------------------------------------
Pennsylvania Real Estate
Investment Trust, 11%                                    2,000           121,000
--------------------------------------------------------------------------------
PTV, Inc., 10% Cum.,
Series A, Non-Vtg                                            7                24
--------------------------------------------------------------------------------
Rural Cellular Corp.,
11.375% Cum.,
Series B, Non-Vtg. 2,4,14                                  630           489,825

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PREFERRED STOCKS Continued
Sovereign Real Estate Investment
Trust, 12% Non-Cum., Series A 2                          4,600   $       698,050
                                                                 ---------------
Total Preferred
Stocks (Cost $2,471,559)                                               2,367,885

--------------------------------------------------------------------------------
COMMON STOCKS--2.8%
--------------------------------------------------------------------------------
AboveNet, Inc. 4                                            72             2,304
--------------------------------------------------------------------------------
ACE Ltd.                                                 4,100           175,275
--------------------------------------------------------------------------------
Aegis Group plc                                         84,740           175,708
--------------------------------------------------------------------------------
Aetna, Inc.                                              1,400           174,650
--------------------------------------------------------------------------------
All Nippon Airways Co. Ltd.                             48,000           167,229
--------------------------------------------------------------------------------
Allstate Corp.                                           3,300           170,676
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                 2,510           162,673
--------------------------------------------------------------------------------
Apache Corp.                                             3,300           166,881
--------------------------------------------------------------------------------
Apple Computer, Inc. 4                                   2,700           173,880
--------------------------------------------------------------------------------
Arriva plc                                              17,920           185,785
--------------------------------------------------------------------------------
Ashland, Inc.                                            2,900           169,302
--------------------------------------------------------------------------------
Autodesk, Inc.                                           5,000           189,750
--------------------------------------------------------------------------------
BAE Systems plc                                         35,850           158,650
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                            1,600           163,696
--------------------------------------------------------------------------------
Beverly Hills Bancorp, Inc.                              6,273            63,357
--------------------------------------------------------------------------------
Black & Decker Corp.                                     2,000           176,660
--------------------------------------------------------------------------------
Broadwing Corp.                                            688             6,268
--------------------------------------------------------------------------------
Burlington Resources, Inc.                               3,900           169,650
--------------------------------------------------------------------------------
Cebridge Connections
Holding LLC 4                                              529                --
--------------------------------------------------------------------------------
Celesio AG                                               2,194           178,037
--------------------------------------------------------------------------------
Centex Corp.                                             3,200           190,656
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. 4                                    2,660           122,387
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                    416             6,864
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                      3,200           168,032
--------------------------------------------------------------------------------
Chubu Electric Power Co., Inc.                           7,300           175,251
--------------------------------------------------------------------------------
CIGNA Corp.                                              2,200           179,454
--------------------------------------------------------------------------------
CNP Assurances SA                                        2,480           177,649
--------------------------------------------------------------------------------
ConocoPhillips                                           1,900           164,977
--------------------------------------------------------------------------------
Conseco, Inc. 4                                         13,986           279,021
--------------------------------------------------------------------------------
Continental AG                                           2,750           174,749
--------------------------------------------------------------------------------
Corus Group plc 4                                      161,310           156,398
--------------------------------------------------------------------------------
Countrywide Financial Corp.                              4,900           181,349
--------------------------------------------------------------------------------
Covad Communications
Group, Inc. 4                                           16,528            35,535
--------------------------------------------------------------------------------
Criimi MAE, Inc. 4                                      71,447         1,150,297
--------------------------------------------------------------------------------
Crunch Equity Holdings, Cl. A 2,4                          120           156,133
--------------------------------------------------------------------------------
Cummins, Inc.                                            2,100           175,959

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Dainippon Ink & Chemicals, Inc.                         74,000   $       170,430
--------------------------------------------------------------------------------
Devon Energy Corp.                                       4,200           163,464
--------------------------------------------------------------------------------
Dillard's, Inc., Cl. A                                   6,400           171,968
--------------------------------------------------------------------------------
Dobson Communications
Corp., Cl. A 4                                          24,300            41,796
--------------------------------------------------------------------------------
E.ON AG                                                  1,992           181,898
--------------------------------------------------------------------------------
Energy Select Sector SPDR Fund                          18,200           658,840
--------------------------------------------------------------------------------
EOG Resources, Inc.                                      2,300           164,128
--------------------------------------------------------------------------------
Equinix, Inc. 4                                          1,887            80,650
--------------------------------------------------------------------------------
Financial Select Sector SPDR Fund                       21,600           659,448
--------------------------------------------------------------------------------
Freddie Mac                                              2,400           176,880
--------------------------------------------------------------------------------
Friends Provident plc                                   54,940           162,438
--------------------------------------------------------------------------------
General Motors Corp.                                     4,400           176,264
--------------------------------------------------------------------------------
Geotek Communications, Inc.,
Series B, Escrow Shares 2,4,15                             210                --
--------------------------------------------------------------------------------
Globix Corp. 4                                           6,880            24,768
--------------------------------------------------------------------------------
Heidelberger Zement AG                                   2,960           179,362
--------------------------------------------------------------------------------
Hokkaido Electric Power Co.                              8,800           173,046
--------------------------------------------------------------------------------
Horizon Natural Resources Co. 2,4                        6,667                --
--------------------------------------------------------------------------------
Humana, Inc. 4                                           6,400           190,016
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 4                                          6,016             3,068
--------------------------------------------------------------------------------
Imerys SA                                                2,210           185,493
--------------------------------------------------------------------------------
iPCS, Inc. 4                                             8,548           260,714
--------------------------------------------------------------------------------
Janus Capital Group, Inc.                               10,100           169,781
--------------------------------------------------------------------------------
Japan Real Estate
Investment Corp.                                            20           168,635
--------------------------------------------------------------------------------
Karstadt Quelle AG                                      16,370           169,107
--------------------------------------------------------------------------------
Kawasaki Kisen Kaisha Ltd.                              25,000           161,344
--------------------------------------------------------------------------------
KB Home                                                  1,800           187,920
--------------------------------------------------------------------------------
Klepierre                                                1,960           173,568
--------------------------------------------------------------------------------
Lafarge SA                                               1,790           172,747
--------------------------------------------------------------------------------
Leap Wireless International, Inc. 4                      1,714            46,278
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                           2,000           174,960
--------------------------------------------------------------------------------
Lincoln National Corp.                                   3,500           163,380
--------------------------------------------------------------------------------
Lloyds TSB Group plc                                    20,870           189,523
--------------------------------------------------------------------------------
Loews Corp.                                              2,400           168,720
--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                  6,200           165,788
--------------------------------------------------------------------------------
MAN AG                                                   4,423           169,718
--------------------------------------------------------------------------------
Marathon Oil Corp.                                       4,500           169,245
--------------------------------------------------------------------------------
MBIA, Inc.                                               2,700           170,856
--------------------------------------------------------------------------------
MCI, Inc.                                                1,629            32,841
--------------------------------------------------------------------------------
Merck KGaA                                               2,902           198,410
--------------------------------------------------------------------------------
MetLife, Inc.                                            4,200           170,142
--------------------------------------------------------------------------------
Mitsui O.S.K. Lines Ltd.                                27,000           162,047
--------------------------------------------------------------------------------
Nippon Building Fund, Inc.                                  19           162,057

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Nippon Yusen Kabushiki Kaisha                           32,000   $       172,382
--------------------------------------------------------------------------------
Norfolk Southern Corp.                                   4,700           170,093
--------------------------------------------------------------------------------
Novar plc                                               54,100           195,529
--------------------------------------------------------------------------------
NSK Ltd.                                                36,000           180,931
--------------------------------------------------------------------------------
NTL, Inc. 4                                              7,842           572,152
--------------------------------------------------------------------------------
Nucor Corp.                                              3,200           167,488
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                               3,000           175,080
--------------------------------------------------------------------------------
Orbital Sciences Corp. 4                                   745             8,813
--------------------------------------------------------------------------------
Peninsular & Oriental Steam
Navigation Co.                                          29,210           166,839
--------------------------------------------------------------------------------
PG&E Corp. 4                                             5,200           173,056
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                       1,800           178,056
--------------------------------------------------------------------------------
Pilkington plc                                          82,360           173,935
--------------------------------------------------------------------------------
Pioneer Cos., Inc. 4                                     7,312           151,724
--------------------------------------------------------------------------------
Prandium, Inc. 2,4                                      24,165               266
--------------------------------------------------------------------------------
Premier Holdings Ltd. 2,4                               18,514                --
--------------------------------------------------------------------------------
Prudential Financial, Inc.                               3,300           181,368
--------------------------------------------------------------------------------
Pulte Homes, Inc.                                        2,910           185,658
--------------------------------------------------------------------------------
Rakuten, Inc.                                               20            22,913
--------------------------------------------------------------------------------
Rakuten, Inc. 4                                            180           161,608
--------------------------------------------------------------------------------
RMC Group plc                                           10,440           170,172
--------------------------------------------------------------------------------
Rolls-Royce Group plc                                   33,400           158,388
--------------------------------------------------------------------------------
RWE AG                                                   3,155           174,110
--------------------------------------------------------------------------------
Ryder Systems, Inc.                                      3,100           148,087
--------------------------------------------------------------------------------
SABMiller plc                                           10,200           169,197
--------------------------------------------------------------------------------
Safeco Corp.                                             3,400           177,616
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                      3,200           163,296
--------------------------------------------------------------------------------
Sega Sammy Holdings, Inc. 4                              3,200           175,817
--------------------------------------------------------------------------------
Sempra Energy                                            4,600           168,728
--------------------------------------------------------------------------------
Severn Trent plc                                         9,880           183,427
--------------------------------------------------------------------------------
Showa Shell Sekiyu K.K                                  18,380           167,352
--------------------------------------------------------------------------------
Societe Generale, Cl. A                                  1,720           174,057
--------------------------------------------------------------------------------
Star Gas Partners LP                                       187             1,393
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. 2,4                               716            26,671
--------------------------------------------------------------------------------
Suedzucker AG                                            8,314           173,241
--------------------------------------------------------------------------------
Suez SA                                                  7,140           190,413
--------------------------------------------------------------------------------
Sunoco, Inc.                                             2,100           171,591
--------------------------------------------------------------------------------
Tate & Lyle plc                                         17,860           162,103
--------------------------------------------------------------------------------
Technip SA                                               1,000           184,858
--------------------------------------------------------------------------------
Telewest Global, Inc. 4                                 31,828           559,536
--------------------------------------------------------------------------------
Telus Corp.                                                269             7,774
--------------------------------------------------------------------------------
Tohoku Electric Power Co.                                9,430           169,330
--------------------------------------------------------------------------------
TonenGeneral Sekiyu K.K                                 17,870           162,708
--------------------------------------------------------------------------------
Total SA, B Shares                                         760           166,561
--------------------------------------------------------------------------------
Toys R Us, Inc. 4                                        8,400           171,948

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Transocean, Inc. 4                                       4,400   $       186,516
--------------------------------------------------------------------------------
TUI AG                                                   7,536           178,746
--------------------------------------------------------------------------------
TVMAX Holdings, Inc. 2,4                                 1,000             5,950
--------------------------------------------------------------------------------
TXU Corp.                                                2,800           180,768
--------------------------------------------------------------------------------
Unibail                                                  1,180           185,733
--------------------------------------------------------------------------------
United States Steel Corp.                                3,300           169,125
--------------------------------------------------------------------------------
United Utilities plc                                    15,620           188,930
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 4                          58,063           560,889
--------------------------------------------------------------------------------
Unocal Corp.                                             3,900           168,636
--------------------------------------------------------------------------------
Utilities Select Sector SPDR Fund                       24,200           673,970
--------------------------------------------------------------------------------
Valero Energy Corp.                                      3,900           177,060
--------------------------------------------------------------------------------
Viatel Holding Ltd. (Bermuda) 2,4                        2,251             2,701
--------------------------------------------------------------------------------
Vinci                                                    1,360           182,640
--------------------------------------------------------------------------------
Western Forest Products, Inc. 4                         38,252           212,307
--------------------------------------------------------------------------------
WRC Media Corp. 2,4                                      1,082                22
--------------------------------------------------------------------------------
XO Communications, Inc. 4                                1,100             3,344
                                                                 ---------------
Total Common Stocks
(Cost $21,237,672)                                                    23,790,482

                                                         UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
American Tower Corp. Wts.,
Exp. 8/1/08 4,7                                            800           184,400
--------------------------------------------------------------------------------
ASAT Finance LLC Wts.,
Exp. 11/1/06 2,4                                           250                 2
--------------------------------------------------------------------------------
Citigroup, Inc. Litigation Wts.,
Exp. 12/31/50 4                                          2,404             3,414
--------------------------------------------------------------------------------
COLO.com, Inc. Wts.,
Exp. 3/15/10 2,4                                           400                 4
--------------------------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 2,4                                          100                --
--------------------------------------------------------------------------------
Covergent Communications,
Inc. Wts., Exp. 4/1/08 2,4                                 400                 4
--------------------------------------------------------------------------------
HF Holdings, Inc. Wts.,
Exp. 9/27/09 2,4                                           530                 5
--------------------------------------------------------------------------------
Horizon PCS, Inc. Wts.,
Exp. 10/1/10 2,4                                         1,000                --
--------------------------------------------------------------------------------
Huntsman Co. LLC Wts.,
Exp. 5/15/11 2,4                                           300           141,150
--------------------------------------------------------------------------------
ICG Communications, Inc. Wts.,
Exp. 9/15/05 2,4                                           825                 8
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. Wts.:
Exp. 5/16/06 2,4                                         1,509                 8
Exp. 5/16/06 2,4                                             2                --
--------------------------------------------------------------------------------
Imperial Credit Industries,
Inc. Wts., Exp. 1/31/08 2,4                              2,135                --
--------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07 2,4                       270                --

                                                                           VALUE
                                                         UNITS        SEE NOTE 1
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES Continued
--------------------------------------------------------------------------------
iPCS, Inc. Wts., Exp. 6/15/10 2,4                          300   $             3
--------------------------------------------------------------------------------
Leap Wireless International,
Inc. Wts., Exp. 4/15/10 2,4                                275                 3
--------------------------------------------------------------------------------
Long Distance International,
Inc. Wts., Exp. 4/13/08 2,4                                200                --
--------------------------------------------------------------------------------
Loral Space &
Communications Ltd. Wts.,
Exp. 1/15/07 2,4                                           150                 2
--------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts.,
Exp. 7/15/05 2,4                                           250                 3
--------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 2,4                        450                 5
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 4                                           5,710             1,142
--------------------------------------------------------------------------------
PLD Telekom, Inc. Wts.,
Exp. 6/1/06 2,4                                            300                 3
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 2,4                                        1,165             5,432
--------------------------------------------------------------------------------
Venezuela (Republic of) Oil
Linked Payment Obligation Wts.,
Exp. 4/15/20 2,4                                         3,256                --
--------------------------------------------------------------------------------
Verado Holdings, Inc., Cl. B Wts.,
Exp. 4/15/08 4                                             175               119
--------------------------------------------------------------------------------
XO Communications, Inc.,
Cl. A Wts., Exp. 1/16/10 4                               2,204             1,488
--------------------------------------------------------------------------------
XO Communications, Inc.,
Cl. B Wts., Exp. 1/16/10 4                               1,653               793
--------------------------------------------------------------------------------
XO Communications, Inc.,
Cl. C Wts., Exp. 1/16/10 4                               1,653               645
                                                                 ---------------
Total Rights, Warrants and
Certificates (Cost $80,050)                                              338,633

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
STRUCTURED NOTES--10.2%
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.:
Brazilian Real Unsec. Credit
Linked Nts., 0.93%, 1/14/05                      $   1,982,615         2,319,858
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 3/15/07 [COP]                               3,860,150,000         2,002,175
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 4/27/12 [COP]                               1,800,000,000           939,374
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 4/27/12 [COP]                               1,200,000,000           626,250
Colombia (Republic of)
Unsec. Credit Linked Nts.,
15%, 4/27/12 5 [COP]                             1,034,000,000           536,533
Colombia (Republic of)
Unsec. Credit Linked Nts.,
3.12%, 11/20/09                                      2,920,000         2,959,128

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.: Continued
Dominican Republic Peso
Unsec. Credit Linked Nts.,
24.05%, 3/21/05 [DOP]                               21,604,000   $       711,287
Dominican Republic Peso
Unsec. Credit Linked Nts.,
24.32%, 3/7/05 [DOP]                                20,810,000           698,398
Peruvian Sol Unsec. Linked Nts.,
1.466%, 1/14/05 [PEN]                                4,200,000         1,356,450
Ukraine Hryvnia Unsec. Credit
Linked Nts., 7.50%, 5/6/05 2 [UAH]                   3,980,000           749,529
--------------------------------------------------------------------------------
Credit Suisse First Boston
Corp. (Cayman):
Russia (Government of)
Linked Bonds,
Series 24, 15%, 9/2/05 [RUR]                        22,279,000           861,189
Russia (Government of)
Linked Bonds,
Series 26, 15%, 3/11/05 [RUR]                       22,587,000           838,872
--------------------------------------------------------------------------------
Credit Suisse First Boston
International, OAO Gazprom
Credit Linked Nts.,
8.11%, 1/21/07 [RUR]                                28,065,000         1,058,573
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc.:
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
20%, 10/18/07                                          352,000           387,633
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series EM 868, 27.50%, 8/25/05                       2,125,000         1,881,220
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series EM 872, 23.57%, 10/20/05 1                      396,000           425,904
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series EM 880, 20%, 10/18/07                         1,190,000         1,450,705
(Nassau Branch), Turkey
(Republic of) Credit Linked Nts.,
Series NA S 316, 24.45%, 2/23/06                       607,000           488,435
(USA), U.S. Dollar/South African
Rand Linked Nts.,
Series FBi 43, 1.468%, 5/23/22                         825,000           784,080
--------------------------------------------------------------------------------
Deutsche Bank AG:
European Investment Bank
Credit Bonds, 5.65%, 1/19/10 5                         705,000           533,897
Indonesia (Republic of) Credit
Linked Nts., 14.25%, 6/22/13                           942,000         1,146,885
Indonesia (Republic of) Credit
Linked Nts., 14.25%, 6/22/13                           938,000         1,142,015
Korea (Republic of) Credit
Bonds, 2.49%, 6/20/09                                3,900,000         3,945,240
Moscow (City of) Linked Nts.,
10%, 5/27/05 [RUR]                                  13,440,000           498,080
Moscow (City of) Linked Nts.,
15%, 9/2/05 [RUR]                                   30,255,000         1,170,046

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Deutsche Bank AG: Continued
Nigeria (Federal Republic of)
Naira Linked Nts.,
13.25%, 3/17/05 [NGN]                               97,403,000   $       710,460
Nigeria (Federal Republic of)
Naira Linked Nts.,
13.75%, 3/3/05 [NGN]                                65,974,000           484,338
Nigeria (Republic of)
Credit Linked Nts.,
13.90%, 2/24/05 [NGN]                              119,040,000           876,149
OAO Gazprom I Credit Nts.,
6.20%, 10/20/07                                        790,000           841,076
OAO Gazprom II Credit Nts.,
5.95%, 4/20/07                                         790,000           831,663
Romania (The State of)
Leu Linked Nts., 11.49%,
12/4/06 [ROL]                                    7,886,400,000           274,045
Russian Federation Linked Nts.,
8.40%, 12/2/09 [RUR]                                19,221,000           698,266
Ukraine (Republic of)
Credit Linked Nts., 6.54%, 8/5/11                    4,070,000         4,389,292
Ukraine (Republic of)
Hryvnia Credit Linked Nts.,
0%, 12/17/05 [UAH]                                   1,469,000           276,274
Ukraine (Republic of)
Hryvnia Credit Linked Nts.,
11.70%, 5/31/06 [UAH]                                1,727,000           325,089
--------------------------------------------------------------------------------
Dow Jones CDX High Yield
Index Pass-Through Certificates:
Series 3-1, 7.75%, 12/29/09 7,16                    13,200,000        13,587,750
Series 3-3, 8%, 12/29/09 7,16                       12,700,000        13,041,313
--------------------------------------------------------------------------------
Lehman Brothers International:
Turkey (Republic of) Treasury
Bills Total Return Linked Nts.,
20%, 10/17/07                                        1,260,000         1,512,630
Turkey (Republic of) Treasury
Bills Total Return Linked Nts.,
24.20%, 8/25/05                                      1,165,000         1,003,182
Turkey (Republic of) Treasury
Bills Total Return Linked Nts.,
28.25%, 5/26/05                                      1,261,309         1,277,580
--------------------------------------------------------------------------------
Lehman Brothers Special
Financing, Inc., High Yield Index
Linked Nts., 1.017%, 1/1/05 16                      10,000,000        10,145,251
--------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc., Venezuela
(Republic of) Credit Bonds,
5%, 9/20/09                                          1,665,000         1,844,587
--------------------------------------------------------------------------------
Pioneer 2002 Ltd. Sec.
Catastrophe Linked Nts.:
Series 2002-1, Cl. E-A,
6.74%, 6/15/06 1                                       750,000           758,199
Series 2003-II, Cl. A,
8.49%, 6/15/06 1,7                                     500,000           512,183

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Pioneer 2002 Ltd. Sec
Catastrophe Linked Nts.: Continued
Series 2003-II, Cl. B,
7.49%, 6/15/06 1,7                               $     500,000   $      510,214
Series 2003-II, Cl. C,
8.24%, 6/15/06 1,7                                     500,000          508,153
--------------------------------------------------------------------------------
Swiss Re Capital Markets Corp./
Oak Capital Ltd.
Catastrophe Linked Nts.,
7.24%, 6/15/07 1,2                                     250,000          256,949
--------------------------------------------------------------------------------
Swiss Re Capital Markets Corp./
Pioneer 2002 Ltd. Sec
Catastrophe Linked Nts.,
Series 2002, Cl. A-A,
8.49%, 6/15/06 1,7                                     250,000          254,995
--------------------------------------------------------------------------------
UBS AG:
Israel (State of) Shekel
Linked Nts., 7.50%, 4/5/14 [ILS]                     4,792,700        1,195,040
OAO Gazprom III Credit Nts.,
4.71%, 7/5/06                                        1,980,000        2,085,757
                                                                 ---------------
Total Structured Notes
(Cost $82,684,631)                                                   87,712,191

                                DATE    STRIKE       CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------
Brazilian Real Call 4        1/19/05    $ 2.80       1,175,000           10,575
--------------------------------------------------------------------------------
Turkish Lira Put 4            1/6/05      1.00       1,150,000              575
--------------------------------------------------------------------------------
U.S. Treasury Bonds,
5.375%, 2/15/31 Call 4       1/18/05   109.285%         35,720          125,598
                                                                 ---------------
Total Options Purchased (Cost $427,865)                                 136,748

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--10.0% 17
--------------------------------------------------------------------------------
Undivided interest of 5.96% in joint repurchase
agreement (Principal Amount/Value
$1,443,703,000, with a maturity value of
$1,443,962,867) with UBS Warburg LLC, 2.16%,
dated 12/31/04, to be repurchased at
$86,039,484 on 1/3/05, collateralized by
Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071
(Cost $86,024,000)                                  86,024,000       86,024,000

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments
Purchased with Cash
Collateral from
Securities Loaned)
(Cost $859,418,744)                                              $  906,044,631

--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--1.7%
--------------------------------------------------------------------------------
ASSET-BACKED FLOATING SECURITY--0.1%
Whitehawk CDO Funding
Corp., 2.56%, 3/15/05 18                         $   1,000,000        1,000,000
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--1.5% Undivided interest
of 5.96% in joint repurchase agreement
(Principal Amount/Value $155,205,723, with a
maturity value of $155,232,367) with Credit
Suisse First Boston LLC, 2.06%, dated
12/31/04, to be repurchased at $9,252,431 on
1/3/05, collateralized by AA Corporate
Bonds, 0%-15.73%, 1/1/06-7/16/44,
with a value of $158,312,640 18                      9,250,843        9,250,843
--------------------------------------------------------------------------------
Undivided interest of 0.39% in joint repurchase
agreement (Principal Amount/Value
$2,800,000,000, with a maturity value of
$2,800,550,669) with Nomura Securities, 2.36%,
dated 12/31/04, to be repurchased at $3,827,941
on 1/3/05, collateralized by U.S. Government
Mortgage Agencies, 2.58%-7.50%,
1/15/08-10/15/44, with a value of
$2,908,566,289 18                                    3,827,188        3,827,188
                                                                 ---------------
                                                                     13,078,031

--------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATES OF DEPOSIT--0.1%
Banco Bilbao Vizcaya NY,
2.248% Deposit Nts., 2/10/05 18                        799,967          799,967
                                                                 ---------------
Total Investments Purchased
with Cash Collateral from
Securities Loaned
(Cost $14,877,998)                                                   14,877,998

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $874,296,742)                                      107.4%     920,922,629
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                              (7.4)     (63,302,323)
                                                 -------------------------------
NET ASSETS                                               100.0%  $  857,620,306
                                                 ===============================

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount, contracts and exercise price are reported in U.S. Dollars, except for those denoted in the following currencies:

ARP        Argentine Peso
AUD        Australian Dollar
BRR        Brazilian Real
CAD        Canadian Dollar
COP        Colombian Peso
DEM        German Mark
DKK        Danish Krone
DOP        Dominican Republic Peso
EUR        Euro
FRF        French Franc
GBP        British Pound Sterling
ILS        Israeli Shekel
JPY        Japanese Yen
MXN        Mexican Nuevo Peso
NGN        Nigeria Naira
NZD        New Zealand Dollar
PEN        Peruvian New Sol
PLZ        Polish Zloty
ROL        Romanian Leu
RUR        Russian Ruble
SEK        Swedish Krona
UAH        Ukraine Hryvnia
ZAR        South African Rand

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2004 was $26,847,365, which represents
3.13% of the Fund's net assets, of which $70,658 is considered restricted. See
Note 11 of Notes to Financial Statements.

3. Issue is in default. See Note 1 of Notes to Financial Statements.

4. Non-income producing security.

5. When-issued security or forward commitment to be delivered and settled after
December 31, 2004. See Note 1 of Notes to Financial Statements.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,971,051 or 0.35% of the Fund's net assets as of December 31, 2004.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $78,866,795 or 9.20% of the Fund's net assets as of December 31, 2004.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $1,957,202. See Note 6 of Notes to Financial Statements.

10. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

11. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                                   CONTRACTS         EXPIRATION     EXERCISE           PREMIUM          VALUE
                                               SUBJECT TO PUT             DATES        PRICE          RECEIVED     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

Brazilian Real (BRR)                                1,175,000           1/19/05        $2.65          $  1,792        $ 8,196
Turkish Lira (TRL)                                  1,150,000            1/6/05         1.00             3,565         11,499
                                                                                                      -----------------------
                                                                                                      $  5,357        $19,695
                                                                                                      =======================

12. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                    CONTRACTS        EXPIRATION     EXERCISE           PREMIUM          VALUE
                                              SUBJECT TO CALL              DATE         RATE          RECEIVED     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

New Zealand (Government of) Bonds, 7% 7/15/09             945NZD         3/7/05         5.95%NZD      $  2,661        $   444

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

14. Interest or dividend is paid-in-kind.

15. Received as the result of issuer reorganization.

16. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

17. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

18. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 12 of Notes to Financial
Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

ASSETS
---------------------------------------------------------------------------------------------------------------------
Investments, at value (including cost and market value of $$86,024,000 in repurchase agreements)
(including securities loaned of $44,013,349) (cost $874,296,742)--see accompanying
statement of investments                                                                             $   920,922,629
---------------------------------------------------------------------------------------------------------------------
Cash                                                                                                       2,055,902
---------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                                          29,980,833
---------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                      3,540,592
---------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $12,465,550 sold on a when-issued basis or forward commitment)                12,692,922
Interest, dividends and principal paydowns                                                                10,583,665
Shares of beneficial interest sold                                                                         3,295,957
Futures margins                                                                                               33,583
Other                                                                                                          9,827
                                                                                                     ----------------
Total assets                                                                                             983,115,910

---------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Bank overdraft-foreign currencies (cost $96,882)                                                              96,964
---------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $8,018)--see accompanying statement of investments               20,139
---------------------------------------------------------------------------------------------------------------------
Swaptions written, at value (premiums received $94,462)                                                       70,869
---------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                44,858,831
---------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                      3,277,300
---------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                  1,458,503
---------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                                        73,731,367
Closed foreign currency contracts                                                                          1,588,757
Shares of beneficial interest redeemed                                                                       147,125
Distribution and service plan fees                                                                           133,244
Shareholder communications                                                                                    34,768
Trustees' compensation                                                                                        14,921
Transfer and shareholder servicing agent fees                                                                  1,705
Other                                                                                                         61,111
                                                                                                     ----------------
Total liabilities                                                                                        125,495,604

---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $   857,620,306
                                                                                                     ================

---------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                           $       164,032
---------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                               797,449,500
---------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                         39,051,911
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                           (24,499,421)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                         45,454,284
                                                                                                     ----------------
NET ASSETS                                                                                           $   857,620,306
                                                                                                     ================

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $614,915,045 and 118,133,764 shares of beneficial interest outstanding)      $          5.21
---------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $242,705,261 and 45,898,401 shares of beneficial interest outstanding)       $          5.29

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------
Interest                                                                                             $    35,831,510
---------------------------------------------------------------------------------------------------------------------
Fee income                                                                                                 1,811,978
---------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $7,565)                                                       150,977
---------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                        35,374
                                                                                                     ----------------
Total investment income                                                                                   37,829,839

---------------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------
Management fees                                                                                            5,203,309
---------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                           373,995
---------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                            10,083
Service shares                                                                                                10,030
---------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                            42,334
Service shares                                                                                                 8,511
---------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                   92,792
---------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                        20,732
---------------------------------------------------------------------------------------------------------------------
Other                                                                                                         72,134
                                                                                                     ----------------
Total expenses                                                                                             5,833,920
Less reduction to custodian expenses                                                                         (21,553)
                                                                                                     ----------------
Net expenses                                                                                               5,812,367

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                     32,017,472

---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments (including premiums on options exercised)                                                      2,526,920
Closing of futures contracts                                                                                  28,864
Closing and expiration of option contracts written                                                           484,456
Closing and expiration of swaption contracts                                                                (326,048)
Foreign currency transactions                                                                              4,604,115
Swap contracts                                                                                               293,602
                                                                                                     ----------------
Net realized gain                                                                                          7,611,909
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                               16,486,291
Translation of assets and liabilities denominated in foreign currencies                                    9,070,184
Futures contracts                                                                                             67,809
Option contracts                                                                                            (153,144)
Swaption contracts                                                                                            39,135
Swap contracts                                                                                              (502,851)
                                                                                                     ----------------
Net change in unrealized appreciation                                                                     25,007,424

---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $    64,636,805
                                                                                                     ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                   2004               2003
------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                           $   32,017,472    $    28,077,622
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                    7,611,909         13,639,276
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                25,007,424         41,999,716
                                                                                ----------------------------------
Net increase in net assets resulting from operations                                64,636,805         83,716,614

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                 (29,467,620)       (28,473,133)
Service shares                                                                      (5,049,740)          (842,251)

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                  23,501,705        115,808,103
Service shares                                                                     152,771,336         66,753,974

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                     206,392,486        236,963,307
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                651,227,820        414,264,513
                                                                                ----------------------------------
End of period (including accumulated net investment income of $39,051,911
and $32,618,798, respectively)                                                  $  857,620,306    $   651,227,820
                                                                                ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                2004              2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $        5.05     $        4.57     $      4.62     $      4.69     $      4.97
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .22 1             .22             .29             .41             .41
Net realized and unrealized gain (loss)                     .20               .56             .03            (.19)           (.28)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                            .42               .78             .32             .22             .13
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.26)             (.30)           (.37)           (.29)           (.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $        5.21     $        5.05     $      4.57     $      4.62     $      4.69
                                                  =================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         8.67%            18.07%           7.44%           4.85%           2.63%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     614,915     $     571,445     $   406,126     $   351,686     $   304,562
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     584,878     $     472,213     $   374,519     $   330,711     $   289,923
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.50%             5.61%           6.89%           8.78%           9.23%
Total expenses                                             0.74%             0.75%           0.79%           0.79%           0.79%
Expenses after payments and waivers and
reduction to custodian expenses                             N/A 4             N/A 4          0.78%            N/A 4           N/A 4
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      88% 5            117%             65%            104%            104%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$959,649,113 and $973,488,511, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                   2004           2003          2002        2001 1
---------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       5.13     $     4.67     $    4.73     $  4.64
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .19 2          .27           .03         .15
Net realized and unrealized gain (loss)                    .22            .49           .28        (.06)
                                                  -------------------------------------------------------
Total from investment operations                           .41            .76           .31         .09
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.25)          (.30)         (.37)         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       5.29     $     5.13     $    4.67     $  4.73
                                                  =======================================================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        8.43%         17.16%         7.03%       1.94%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    242,705     $   79,782     $   8,138     $     4
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    150,040     $   34,744     $   2,307     $     2
---------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     3.82%          4.57%         5.40%       8.17%
Total expenses                                            0.99%          1.02%         1.06%       0.92%
Expenses after payments and waivers and
reduction to custodian expenses                            N/A 5          N/A 5        1.03%        N/A 5
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     88% 6         117%           65%        104%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$959,649,113 and $973,488,511, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Bond Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2004, the market value of these securities comprised 10.2% of the Fund's net assets and resulted in unrealized cumulative gains of $5,027,560.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2004, the Fund had purchased
$73,731,367 of securities on a when-issued basis or forward commitment and sold
$12,465,550 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2004, securities with an aggregate market value of $4,866,448, representing 0.57% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED                  ACCUMULATED    OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM                         LOSS   FOR FEDERAL INCOME
INCOME                    GAIN   CARRYFORWARD 1,2,3,4,5,6,7         TAX PURPOSES
--------------------------------------------------------------------------------
$40,140,664                $--                  $24,032,280          $44,353,647

1. As of December 31, 2004, the Fund had $21,566,899 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                            EXPIRING
                            -----------------------------
                            2007            $   4,546,599
                            2008                  253,735
                            2009                9,904,928
                            2010                6,861,637
                                            -------------
                            Total           $  21,566,899
                                            =============

2. As of December 31, 2004, the Fund had $478,895 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. The Fund had $1,979,188 of post-October foreign currency losses which were deferred.

4. The Fund had $1,918 of post-October passive foreign investment company losses which were deferred.

5. The Fund had $5,380 of straddle losses which were deferred.

6. During the fiscal year ended December 31, 2004, the Fund utilized $1,200,449 of capital loss carryforward to offset capital gains realized in that fiscal year.

7. During the fiscal year ended December 31, 2003, the Fund utilized $666,406 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

            INCREASE TO              INCREASE TO ACCUMULATED
            ACCUMULATED NET                NET REALIZED LOSS
            INVESTMENT INCOME                 ON INVESTMENTS
            ------------------------------------------------
            $8,933,001                            $8,933,001

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                              YEAR ENDED           YEAR ENDED
                                       DECEMBER 31, 2004    DECEMBER 31, 2003
            -----------------------------------------------------------------
            Distributions paid from:
            Ordinary income                  $34,517,360          $29,315,384

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities                  $  875,097,377
            Federal tax cost of other investments              (35,019,525)
                                                            ---------------
            Total federal tax cost                          $  840,077,852
                                                            ===============

            Gross unrealized appreciation                   $   61,496,783
            Gross unrealized depreciation                      (17,143,136)
                                                            ---------------
            Net unrealized appreciation                     $   44,353,647
                                                            ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 2004    YEAR ENDED DECEMBER 31, 2003
                                                 SHARES           AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                         24,003,073    $ 119,433,508     46,663,574    $ 222,213,838
Dividends and/or distributions reinvested     6,088,351       29,467,620      6,471,166       28,473,133
Redeemed                                    (25,208,632)    (125,399,423)   (28,764,717)    (134,878,868)
                                            -------------------------------------------------------------
Net increase                                  4,882,792    $  23,501,705     24,370,023    $ 115,808,103
                                            =============================================================

---------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                         31,450,838    $ 158,302,695     14,341,848    $  69,419,263
Dividends and/or distributions reinvested     1,026,369        5,049,740        187,166          842,251
Redeemed                                     (2,125,979)     (10,581,099)      (725,688)      (3,507,540)
                                            -------------------------------------------------------------
Net increase                                 30,351,228    $ 152,771,336     13,803,326    $  66,753,974
                                            =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
December 31, 2004, were $461,469,057 and $348,803,252, respectively. There were purchases of $188,816,133 and sales of $149,557,330 of U.S. government and government agency obligations for the year ended December 31, 2004. In addition, there were purchases of $959,649,113 and sales of $973,488,511 of To Be
Announced (TBA) mortgage-related securities for the year ended December 31,
2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$20,075 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of December 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                                         CONTRACT
                                                       EXPIRATION          AMOUNT      VALUATION AS OF     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                                        DATES          (000S)        DEC. 31, 2004   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso (ARP)                                       2/2/05           3,375ARP   $     1,135,426   $     34,140   $         --
Australian Dollar (AUD)                                   1/21/05           3,700AUD         2,895,042         98,582             --
Brazilian Real (BRR)                               1/24/05-1/5/10          16,613BRR         6,773,392        692,000             --
British Pound Sterling (GBP)                              1/21/05           1,500GBP         2,875,473             --         15,027
Chilean Peso (CLP)                                        1/21/05         544,448CLP           979,661         39,661             --
Columbian Peso (COP)                               1/7/05-1/24/05       4,071,671COP         1,727,121         27,903             --
Czech Koruna (CZK)                                        4/22/05          31,700CZK         1,419,803        154,814             --
Euro (EUR)                                          3/2/05-4/1/05           9,390EUR        12,773,224        233,897             --
Indian Rupee (INR)                               11/9/05-12/20/05          43,280INR           983,430         23,106             --
Japanese Yen (JPY)                                3/15/05-3/31/05       4,184,500JPY        41,064,379      1,867,755             --
Mexican Nuevo Peso (MXN)                                   1/6/05          10,620MXN           951,676            318             --
New Zealand Dollar (NZD)                                  1/21/05           3,970NZD         2,860,055         49,295             --
Russian Ruble (RUR)                                      10/27/05          28,475RUR         1,012,819         37,314             --
Slovakia Koruna (SKK)                             2/18/05-3/21/05          57,110SKK         2,001,271         93,090             --
South Korean Won (KRW)                                    2/23/05         518,170KRW           499,985         12,983             --
Swedish Krona (SEK)                                       2/16/05          23,690SEK         3,566,562        150,891             --
Turkish Lira (TRL)                                       12/18/07           1,166TRL         1,163,905             --          2,443
                                                                                                         ---------------------------
                                                                                                            3,515,749         17,470
                                                                                                         ---------------------------
CONTRACTS TO SELL
Australian Dollar (AUD)                                    3/2/05           8,730AUD         6,810,313             --         81,851
Brazilian Real (BRR)                                       1/4/05             945BRR           355,262             --          5,355
British Pound Sterling (GBP)                        5/9/05-6/8/05           6,060GBP        11,544,808         24,843        425,528
Canadian Dollar (CAD)                                     2/24/05             330CAD           275,352             --         22,620
Columbian Peso (COP)                                      1/18/05       1,225,560COP           519,901             --          3,876
Euro (EUR)                                        2/18/05-6/08/05          37,815EUR        51,431,155             --      2,324,724
Japanese Yen (JPY)                                 1/20/05-6/8/05         955,800JPY         9,394,115             --        114,371
Norwegian Krone (NOK)                             1/20/05-2/16/05          38,300NOK         6,327,058             --        179,124
Swiss Franc (CHF)                                  1/20/05-4/1/05           7,590CHF         7,012,995             --         60,910
Turkish Lira (TRL)                                        6/21/05   1,760,669,590TRL         1,207,819             --         41,471
                                                                                                         ---------------------------
                                                                                                               24,843      3,259,830
                                                                                                         ---------------------------
Total unrealized appreciation and depreciation                                                           $  3,540,592   $  3,277,300
                                                                                                         ===========================

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2004, the Fund had outstanding futures contracts as follows:

                                                                                       UNREALIZED
                                      EXPIRATION   NUMBER OF     VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                       DATES   CONTRACTS   DECEMBER 31, 2004   (DEPRECIATION)
--------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Japan (Government of) Bonds, 10 yr       3/10/05           1   $       1,350,249   $       (6,325)
NASDAQ 100 Index                         3/17/05          17           2,768,450           42,521
U.S. Long Bonds                          3/21/05         205          23,062,500           19,355
U.S. Treasury Nts., 10 yr                3/21/05         132          14,775,750           62,360
United Kingdom Long Gilt                 3/29/05           3             642,553            4,089
                                                                                   ---------------
                                                                                          122,000
                                                                                   ---------------
CONTRACTS TO SELL
CAC-40 10 Index                          3/18/05          22           1,144,556            2,698
DAX Index                                3/18/05           4             580,671           (1,326)
Euro-Bundesobligation                     3/8/05          13           2,095,514           13,355
FTSE 100 Index                           3/18/05          27           2,486,897          (31,159)
Japan (Government of) Bonds, 10 yr        3/9/05           5             675,222              927
Japan (Government of) Bonds, 10 yr       3/10/05           6           8,101,493            2,928
Nikkei 225 Index                         3/10/05          11           1,232,361          (72,997)
Standard & Poor's 500 Index              3/17/05          36          10,923,300         (157,363)
U.S. Long Bonds                          3/21/05         124          13,950,000          (29,185)
U.S. Treasury Nts., 2 yr                 3/31/05          70          14,671,563            4,242
U.S. Treasury Nts., 5 yr                 3/21/05         106          11,610,313          (63,909)
                                                                                   ---------------
                                                                                         (331,789)
                                                                                   ---------------
                                                                                   $     (209,789)
                                                                                   ===============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2004 was as follows:

                                                             CALL OPTIONS                    PUT OPTIONS
                                              ---------------------------    ----------------------------
                                                  PRINCIPAL/                     PRINCIPAL/
                                                   NUMBER OF    AMOUNT OF         NUMBER OF    AMOUNT OF
                                                   CONTRACTS     PREMIUMS         CONTRACTS     PREMIUMS
---------------------------------------------------------------------------------------------------------

Options outstanding as of December 31, 2003        9,765,000    $ 128,130       744,000,000    $ 138,880
Options written                                2,225,002,170      165,903       722,325,000      105,898
Options closed or expired                     (2,231,511,225)    (253,965)   (1,464,000,000)    (239,421)
Options exercised                                 (3,255,000)     (37,407)               --           --
                                              -----------------------------------------------------------
Options outstanding as of December 31, 2004              945    $   2,661         2,325,000    $   5,357
                                              ===========================================================

--------------------------------------------------------------------------------
8. CREDIT SWAP CONTRACTS

The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CREDIT SWAP CONTRACTS Continued

During the year ended December 31, 2004, the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                                                                                         UNREALIZED
                                                     EXPIRATION       NOTIONAL     VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION                                      DATES         AMOUNT   DECEMBER 31, 2004    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Citigroup Global Markets Ltd.,
Venezuela (Republic of) Credit Nts.                    11/20/09    $ 6,350,000   $        (257,398)   $     (257,398)
Deutsche Bank AG:
Export-Import Bank of Korea Credit Bonds                6/20/09        780,000             (10,452)          (10,452)
Korea Deposit Insurance Corp. Credit Bonds              6/20/09        780,000             (10,374)          (10,374)
Korea Development Bank Credit Bonds                     6/20/09        780,000             (10,140)          (10,140)
Korea Electric Power Corp. Credit Bonds                 6/20/09        780,000             (10,686)          (10,686)
Philippines (Republic of) 10 yr. Credit Bonds           7/25/13        930,000              26,435            26,435
Samsung Electronic Co. Ltd. Credit Bonds                6/20/09        780,000              (9,828)           (9,828)
United Mexican States Credit Bonds                      9/20/13      1,235,000             (80,794)          (80,794)
Venezuela (Republic of) Credit Bonds                   10/20/09      4,715,000            (311,128)         (311,128)
JPMorgan Chase Bank:
Export-Import Bank of Korea Credit Bonds                6/20/09        390,000              (8,522)           (8,522)
Jordan (Kingdom of) Credit Nts.                          6/6/06        250,000                (752)             (752)
Korea Deposit Insurance Corp. Credit Bonds              6/20/09        390,000              (8,374)           (8,374)
Korea Development Bank Credit Bonds                     6/20/09        390,000              (8,358)           (8,358)
Korea Electric Power Co. Credit Bonds                   6/20/09        390,000              (8,942)           (8,942)
Russian Federation Credit Bonds                         10/9/13        730,000             (41,855)          (41,855)
Samsung Electronics Co. Ltd. Credit Bonds               6/20/09        390,000              (8,457)           (8,457)
Lehman Brothers Special Financing, Inc.:
Brazil (Federal Republic of) Credit Bonds               8/20/09      3,000,000            (464,999)         (464,999)
Turkey (Republic of) Credit Bonds                      11/11/09      1,850,000              (7,189)           (7,189)
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Bonds               8/20/09      2,440,000            (377,069)         (377,069)
Hungary (Republic of) Credit Bonds                      12/2/13      1,880,000             (41,014)          (41,014)
Panama (Republic of) Credit Bonds                      11/20/14      1,730,000            (106,672)         (106,672)
Philippines (Republic of) Credit Bonds                  6/20/09      1,135,000             (17,102)          (17,102)
Philippines (Republic of) 5 yr. Credit Bonds            9/20/09        950,000              (5,696)           (5,696)
Venezuela (Republic of) Credit Bonds            8/20/06-2/20/14      5,050,000            (437,023)         (437,023)
UBS AG:
Brazil (Federal Republic of)
Credit Bonds                                           10/20/09        900,000             (65,111)          (65,111)
Russian Federation Credit Bonds                 11/2/14-11/5/14      3,825,000            (163,083)         (163,083)
Venezuela (Republic of) Credit Bonds            8/20/06-6/20/14      5,685,000            (798,858)         (798,858)
                                                                                                      ---------------
                                                                                                      $   (3,243,441)
                                                                                                      ===============

--------------------------------------------------------------------------------
9. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of December 31, 2004, the Fund had entered into the following interest rate swap agreements:

                                             FIXED RATE   FLOATING RATE
                                                PAID BY     RECEIVED BY                                    UNREALIZED
                            NOTIONAL        THE FUND AT     THE FUND AT      FLOATING   TERMINATION      APPRECIATION
SWAP COUNTERPARTY             AMOUNT      DEC. 31, 2004   DEC. 31, 2004    RATE INDEX         DATES    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG          74,350,000INR            4.88%           4.50%          IRS       1/15/09    $       66,467
                                                                          Three-Month
Deutsche Bank AG           3,185,000             3.1025            1.82    LIBOR flat        3/4/08            32,431
Deutsche Bank AG          55,240,000              2.585            1.04   90-day CPTW       8/19/09            (1,061)
                                                                          Three-Month
Deutsche Bank AG          10,000,000            2.27625            5.32     LIBOR BBA       5/12/14           582,127
                                                                            Six-Month
JPMorgan Chase Bank          880,000EUR           3.135            2.081   LIBOR flat       7/14/08           (13,503)
                                                                            Six-Month
JPMorgan Chase Bank      245,400,000HUF            9.13            7.00    LIBOR flat       7/14/08           (74,862)
                                                                               28 Day
JPMorgan Chase Bank       14,620,000MXN            9.10           10.88      MXN TIIE      11/16/14            16,172
                                                                          Three-Month
JPMorgan Chase Bank        6,625,000              3.052            1.86    LIBOR flat       3/10/08           111,767
                                                                          Three-Month
JPMorgan Chase Bank       50,000,000               2.21          4.0725     LIBOR BBA        5/6/09           417,937
                                                                          Three-Month
JPMorgan Chase Bank       35,000,000               1.70           4.985     LIBOR BBA        5/6/14         1,144,347
                                                                          Three-Month
JPMorgan Chase Bank       25,000,000               4.24            1.65         LIBOR       7/23/09          (648,784)
                                                                          Three-Month
JPMorgan Chase Bank        1,820,000               2.13            4.94     LIBOR BBA       4/30/14            55,137
Morgan Stanley Capital                                                    Three-Month
Services, Inc.            13,000,000               3.82            2.26    LIBOR flat      11/10/08           (27,411)
Morgan Stanley Capital                                                    Three-Month
Services, Inc.            22,000,000               2.32            1.71    LIBOR flat      11/10/05           124,174
                                                                                                       ---------------
                                                                                                       $    1,784,938
                                                                                                       ===============

Notional amount is reported in U.S. Dollars, except for those denoted in the following currencies. Index abbreviations and currencies are as follows:

EUR         Euro
HUF         Hungarian Forint
INR         Indian Rupee
MXN         Mexican Nuevo Peso
BBA         British Bankers Association
CPTW        Bloomberg Taiwan Secondary Commercial Papers
IRS         India Swap Composites
LIBOR       London-Interbank Offered Rate
LIBOR BBA   London-Interbank Offered Rate British Bankers Association
TIIE        Interbank Equilibrium Interest Rate

--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS Continued

Written swaption activity for the year ended December 31, 2004 was as follows:

                                                          CALL SWAPTIONS               PUT SWAPTIONS
                                                ------------------------    -------------------------
                                                   NOTIONAL    AMOUNT OF       NOTIONAL    AMOUNT OF
                                                     AMOUNT     PREMIUMS         AMOUNT     PREMIUMS
-----------------------------------------------------------------------------------------------------

Swaptions outstanding as of December 31, 2003            --    $      --      2,220,000    $  19,758
Swaptions written                                22,660,000      240,122     19,060,000       77,390
Swaptions closed or expired                     (15,990,000)    (174,120)   (10,820,000)     (48,930)
Swaptions exercised                                      --           --     (2,220,000)     (19,758)
                                                -----------------------------------------------------
Swaptions outstanding as of December 31, 2004     6,670,000    $  66,002      8,240,000    $  28,460
                                                =====================================================

As of December 31, 2004, the Fund had entered into the following swaption contracts:

                               NOTIONAL      EXPIRATION    EXERCISE        PREMIUM         VALUE
SWAPTIONS                        AMOUNT           DATES        RATE       RECEIVED    SEE NOTE 1
------------------------------------------------------------------------------------------------

British Pound Sterling Call   6,670,000GBP      3/29/05       4.792%GBP   $ 66,002    $   49,504
Deutsche Bank AG Put          8,240,000AUD       2/3/05       5.685%AUD     28,460        21,365
                                                                          ----------------------
                                                                          $ 94,462    $   70,869
                                                                          ======================

Notional amount and exercise price are denoted in the following currencies:

AUD         Australian Dollar
GBP         British Pound Sterling

--------------------------------------------------------------------------------
11. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY

As of December 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Information concerning restricted securities and currency is as follows:

                                                            ACQUISITION                  VALUATION AS OF      UNREALIZED
SECURITY                                                          DATES        COST    DECEMBER 31, 2004    DEPRECIATION
------------------------------------------------------------------------------------------------------------------------

Geotek Communications, Inc., Series B, Escrow Shares             1/4/01    $    840             $     --        $    840
Prandium, Inc.                                          3/19/99-9/25/02     284,000                  266         283,734

CURRENCY
Argentine Peso                                                  6/25/04      70,732               70,392             340

--------------------------------------------------------------------------------
12. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had on loan securities valued at $44,013,349. Cash of $44,858,831 was received as collateral for the loans, of which $14,877,998 was invested in approved instruments.

--------------------------------------------------------------------------------
13. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER VALUE FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Value Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from January 2, 2003
(commencement of operations) to December 31, 2003, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Value Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from January 2, 2003 (commencement of operations) to December 31,
2003, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--113.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.0%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.2%
McDonald's Corp.                                           1,030   $      33,022
--------------------------------------------------------------------------------
MEDIA--9.8%
Liberty Media Corp., Cl. A 1                              11,740         128,905
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 1                            15,310         147,895
                                                                   -------------
                                                                         276,800

--------------------------------------------------------------------------------
CONSUMER STAPLES--6.6%
--------------------------------------------------------------------------------
TOBACCO--6.6%
Altria Group, Inc.                                         3,040         185,744
--------------------------------------------------------------------------------
ENERGY--10.7%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & Services--1.7%
Halliburton Co.                                            1,240          48,658
--------------------------------------------------------------------------------
OIL & GAS--9.0%
BP plc, ADR                                                2,720         158,848
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                          330          24,133
--------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                        300          36,750
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR                                  800          31,824
                                                                   -------------
                                                                         251,555

--------------------------------------------------------------------------------
FINANCIALS--29.7%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--8.5%
Bank of America Corp.                                      2,988         140,406
--------------------------------------------------------------------------------
Wells Fargo & Co.                                          1,570          97,576
                                                                   -------------
                                                                         237,982

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--14.0%
Citigroup, Inc.                                            3,330         160,439
--------------------------------------------------------------------------------
Franklin Resources, Inc.                                   1,490         103,779
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                             1,500         131,220
                                                                   -------------
                                                                         395,438

--------------------------------------------------------------------------------
INSURANCE--4.4%
Genworth Financial, Inc., Cl. A                              550          14,850
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                          800          24,880
--------------------------------------------------------------------------------
Prudential Financial, Inc.                                 1,540          84,638
                                                                   -------------
                                                                         124,368

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.8%
Countrywide Financial Corp.                                  700          25,907
--------------------------------------------------------------------------------
Freddie Mac                                                  710          52,327
                                                                   -------------
                                                                          78,234

--------------------------------------------------------------------------------
HEALTH CARE--3.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.5%
Wyeth                                                      1,650          70,274
--------------------------------------------------------------------------------
PHARMACEUTICALS--0.6%
Pfizer, Inc.                                                 600          16,134

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIALS--23.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--11.1%
Empresa Brasileira de Aeronautica
SA, ADR                                                    1,770   $      59,189
--------------------------------------------------------------------------------
Honeywell International, Inc.                              4,200         148,722
--------------------------------------------------------------------------------
Raytheon Co.                                               2,710         105,229
                                                                   -------------
                                                                         313,140

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & Supplies--5.0%
Cendant Corp.                                              5,990         140,046
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--7.2%
General Electric Co.                                       3,440         125,560
--------------------------------------------------------------------------------
Tyco International Ltd.                                    2,180          77,913
                                                                   -------------
                                                                         203,473

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.4%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.8%
International Business Machines Corp.                      1,670         164,629
--------------------------------------------------------------------------------
SOFTWARE--7.6%
Compuware Corp. 1                                          2,900          18,763
--------------------------------------------------------------------------------
Microsoft Corp.                                            1,200          32,052
--------------------------------------------------------------------------------
Novell, Inc. 1                                             4,800          32,400
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                           1,400          27,468
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                      2,960         102,978
                                                                   -------------
                                                                         213,661

--------------------------------------------------------------------------------
MATERIALS--5.0%
--------------------------------------------------------------------------------
CHEMICALS--2.4%
Praxair, Inc.                                              1,490          65,784
--------------------------------------------------------------------------------
METALS & MINING--2.6%
Alcan, Inc.                                                  300          14,712
--------------------------------------------------------------------------------
Inco Ltd. 1                                                1,060          38,987
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                           200          19,784
                                                                   -------------
                                                                          73,483

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.6%
IDT Corp., Cl.B 1                                          4,280          66,254
--------------------------------------------------------------------------------
Verizon Communications, Inc.                               1,580          64,006
                                                                   -------------
                                                                         130,260

--------------------------------------------------------------------------------
UTILITIES--6.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--4.9%
AES Corp. (The) 1                                          7,040          96,237
--------------------------------------------------------------------------------
PG&E Corp. 1                                                 980          32,614
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                       700           9,553
                                                                   -------------
                                                                         138,404

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
GAS UTILITIES--1.3%
Sempra Energy                                                970   $     35,580

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE

(COST $2,513,881)                                          113.6%     3,196,669
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                            (13.6)      (382,139)
                                                    ----------------------------
NET ASSETS                                                 100.0%  $  2,814,530
                                                    ============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value (cost $2,513,881)--see accompanying statement of investments     $     3,196,669
-------------------------------------------------------------------------------------------------------
Cash                                                                                           119,161
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Dividends                                                                                        4,664
Other                                                                                            1,477
                                                                                       ----------------
Total assets                                                                                 3,321,971

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                      459,831
Investments purchased                                                                           26,088
Shareholder communications                                                                       6,203
Trustees' compensation                                                                           2,640
Other                                                                                           12,679
                                                                                       ----------------
Total liabilities                                                                              507,441

-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     2,814,530
                                                                                       ================

-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $           230
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   2,132,982
-------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                 (1,470)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                     682,788
                                                                                       ----------------
NET ASSETS--applicable to 229,559 shares of beneficial interest outstanding            $     2,814,530
                                                                                       ================

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE               $         12.26

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $564)                $    57,968
--------------------------------------------------------------------------------
Interest                                                                    811
                                                                    ------------
Total investment income                                                  58,779

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                          25,294
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              17,638
--------------------------------------------------------------------------------
Shareholder communications                                                8,574
--------------------------------------------------------------------------------
Trustees' compensation                                                    4,669
--------------------------------------------------------------------------------
Custodian fees and expenses                                                  73
--------------------------------------------------------------------------------
Other                                                                     5,289
                                                                    ------------
Total expenses                                                           61,537
Less reduction to custodian expenses                                        (11)
                                                                    ------------
Net expenses                                                             61,526

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                      (2,747)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                        462,480
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    (56,226)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   403,507
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                             2004             2003 1
-----------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              $       (2,747)    $        8,769
-----------------------------------------------------------------------------------------------------------
Net realized gain                                                                462,480            123,023
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                             (56,226)           739,014
                                                                          ---------------------------------
Net increase in net assets resulting from operations                             403,507            870,806

-----------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------
Dividends from net investment income--Non-Service shares                         (10,068)                --
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gain--Non-Service shares                        (584,853)                --

-----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest
  transactions--Non-Service shares                                              (864,862)         3,000,000

-----------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                     (1,056,276)         3,870,806
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                            3,870,806                 --
                                                                          ---------------------------------
End of period (including accumulated net investment income (loss) of
 $(1,470) and $8,769, respectively)                                       $    2,814,530     $    3,870,806
                                                                          =================================

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                                         2004             2003 1
--------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        12.90     $        10.00
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                        (.01) 2             .03
Net realized and unrealized gain                                                    1.82               2.87
                                                                          ------------------------------------
Total from investment operations                                                    1.81               2.90
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                (.03)                --
Distributions from net realized gain                                               (2.42)                --
                                                                          ------------------------------------
Total dividends and/or distributions
to shareholders                                                                    (2.45)                --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $        12.26     $        12.90
                                                                          ====================================

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                                 14.50%             29.00%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $        2,815     $        3,871
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                         $        3,370     $        3,205
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                                       (0.08)%             0.27%
Total expenses                                                                      1.82% 5            1.39% 5
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              100%               120%

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Value Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Trust's investment advisor is
OppenheimerFunds, Inc. (the Manager). As of December 31, 2004, the majority of the Non-Service shares were owned by the Manager.

      The Fund currently offers Non-Service shares only. The class is sold at offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provisions are required, however, during the year ended December 31, 2004, the Fund paid federal excise tax of $1,754.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                            NET UNREALIZED
                                                              APPRECIATION
                                                          BASED ON COST OF
                                                            SECURITIES AND
      UNDISTRIBUTED     UNDISTRIBUTED    ACCUMULATED     OTHER INVESTMENTS
      NET INVESTMENT        LONG-TERM           LOSS    FOR FEDERAL INCOME
      INCOME                     GAIN   CARRYFORWARD          TAX PURPOSES
      --------------------------------------------------------------------
      $--                         $--            $--              $682,788

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                         REDUCTION TO
                                   REDUCTION TO       ACCUMULATED NET
              REDUCTION TO      ACCUMULATED NET         REALIZED GAIN
              PAID-IN CAPITAL   INVESTMENT LOSS        ON INVESTMENTS
              -------------------------------------------------------
              $1,926                     $2,576                  $650

The tax character of distributions paid during the year ended December 31, 2004 and the period ended December 31, 2003 was as follows:

                                        YEAR ENDED              PERIOD ENDED
                                 DECEMBER 31, 2004       DECEMBER 31, 2003 1
----------------------------------------------------------------------------
Distributions paid from:
Ordinary income                         $  305,198                       $--
Long-term capital gain                     289,723                        --
                                 -------------------------------------------
Total                                     $594,921                       $--
                                 ===========================================

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities                 $  2,513,881
                                               =============
Gross unrealized appreciation                  $    692,064
Gross unrealized depreciation                        (9,276)
                                               -------------
Net unrealized appreciation                    $    682,788
                                               =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2004      PERIOD ENDED DECEMBER 31, 2003 1
                                                  SHARES            AMOUNT              SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                  --        $       --             300,000      $  3,000,000
Dividends and/or distributions reinvested         10,679           135,090                  --                --
Redeemed                                         (81,120)         (999,952)                 --                --
                                              ------------------------------------------------------------------
Net increase (decrease)                          (70,441)       $ (864,862)            300,000      $  3,000,000
                                              ==================================================================

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were
$3,336,459 and $4,347,469, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.